 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT JULY 31, 2000

                                                    REGISTRATION NOS. 333-
                                                                       811-07873
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment
                          No.                      [ ]
                          Post-Effective Amendment
                          No.                      [ ]

                        NUVEEN FLAGSHIP MUNICIPAL TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             333 West Wacker Drive
                            Chicago, Illinois 60606
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                    Copy to:

           GIFFORD R. ZIMMERMAN, ESQ.                         THOMAS S. HARMAN, ESQ.
          VICE PRESIDENT AND SECRETARY                      MORGAN LEWIS & BOCKIUS LLP
         JOHN NUVEEN & CO. INCORPORATED                         1800 M STREET, NW
             333 WEST WACKER DRIVE                             WASHINGTON, DC 20036
            CHICAGO, ILLINOIS 60606
    (NAME AND ADDRESS OF AGENT FOR SERVICE)

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

                                ----------------

     It is proposed that this filing will become effective on August 29, 2000 pursuant to Rule 488.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

-- Cross Reference Sheet with respect to Nuveen Flagship Municipal Trust

-- Questions and Answers to Shareholders of Nuveen Intermediate Municipal Bond
   Fund

-- Notice of Special Meeting of Shareholders of Nuveen Intermediate Municipal
   Bond Fund

-- Prospectus/Proxy Statement regarding the proposed Reorganization of Nuveen
   Intermediate Municipal Bond Fund into Nuveen Intermediate Duration Municipal Bond Fund

-- Prospectus of Nuveen Intermediate Duration Municipal Bond Fund

-- Statement of Additional Information regarding the proposed Reorganization of Nuveen Intermediate Municipal Bond Fund into Nuveen Intermediate Duration Municipal Bond Fund

-- Part C Information

-- Exhibits

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

      CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) OF REGULATION C UNDER
                           THE SECURITIES ACT OF 1933

 FORM N-14
  ITEM NO.                                                             PROSPECTUS/PROXY
 ---------                                                             ----------------
                      PART A INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

Item 1.       Beginning of Registration Statement
              and Outside Front Cover Page of
              Prospectus/Proxy Statement...........  Outside front cover page of Prospectus/Proxy
                                                     Statement
Item 2.       Beginning and Outside Back Cover Page
              of Prospectus/Proxy Statement........  Outside back cover page of Prospectus/Proxy Statement
Item 3.       Fee Table, Synopsis Information and
              Risk Factors.........................  Summary; Risk Factors
Item 4.       Information about the Transaction....  Summary; The Proposed Reorganization
Item 5.       Information about the Registrant.....  Outside front cover page of Prospectus/Proxy
                                                     Statement; Summary; The Proposed Reorganization;
                                                     Other Information; Exhibit A; Prospectus and
                                                     Statement of Additional Information of Nuveen
                                                     Intermediate Duration Municipal Bond Fund
Item 6.       Information about the Company Being
              Acquired.............................  Outside front cover page of Prospectus/Proxy
                                                     Statement; Summary; Exhibit A; Prospectus Statement
                                                     of Additional Information of Nuveen Intermediate
                                                     Municipal Bond Fund
Item 7.       Voting Information...................  Other Information; Voting Information and
                                                     Requirements
Item 8.       Interest of Certain Persons and
              Experts..............................  Summary; The Proposed Reorganization
Item 9.       Additional Information Required for
              Reoffering by Persons Deemed to be
              Underwriters.........................  Not applicable

                   PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.      Cover Page...........................  Cover Page
Item 11.      Table of Contents....................  Table of Contents
Item 12.      Additional Information about the
              Registrant...........................  Additional Information about Nuveen Intermediate
                                                     Duration Municipal Bond Fund
Item 13.      Additional Information about the
              Company Being Acquired...............  Additional Information about Nuveen Intermediate
                                                     Municipal Bond Fund
Item 14.      Financial Statements

                                         PART C OTHER INFORMATION

Items 15-17.  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

---------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                                         NUVEEN INVESTMENTS LOGO

                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                    NUVEEN INTERMEDIATE MUNICIPAL BOND FUND

Your Nuveen Intermediate Municipal Bond Fund (formerly known as the Nuveen Flagship Intermediate Municipal Bond Fund) will host a Special Meeting of Shareholders at 10:00 a.m. on Wednesday, October 25, 2000, on the 31st Floor at our headquarters in Chicago, Illinois. The purpose is to vote on an important proposal affecting your fund.

The first few pages of this booklet summarize the proposal and explain the proxy process -- including how to cast your vote. Before you vote, please read the full text of the proxy statement for a complete understanding of the proposal.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON WEDNESDAY, OCTOBER 25, 2000?

A. The Board of Trustees for the Nuveen Intermediate Municipal Bond Fund (the "Fund") has called a Special Shareholder Meeting for 10:00 a.m. on Wednesday, October 25, 2000 at which you will be asked to vote on a reorganization (the "Reorganization") of your fund into the Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund").

   THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES FOR YOUR FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL.

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUND AND THE SURVIVING FUND?

A. The Surviving Fund is substantially the same as the Fund in its philosophy, investment objectives and policies and day-to-day portfolio management.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?

A. It is expected that the proposed Reorganization will (i) result in higher dividends per share from a higher gross embedded yield and lower gross operating expenses due to the Surviving Fund's larger net assets and greater economies of scale; (ii) preserve the Fund's intermediate risk characteristics; (iii) improve portfolio diversification; and (iv) lower portfolio transaction costs.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. Effective August 9, 2000, the Fund was closed to new investors; existing investors, however, may continue to make additional purchases and reinvest dividends. If approved by shareholders on October 25, 2000, the Reorganization is expected to take effect on October 27, 2000.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the Fund will have their shares automatically exchanged for shares of the Surviving Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the Funds. You will receive Surviving Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Fund shares on that date.

Q. IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF THE SURVIVING FUND?

A. Certificates for Surviving Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your Surviving Fund shares.

   If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Just complete the appropriate section of the Letter of Transmittal requesting book entry shares. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the fund's transfer agent by certified mail as soon as possible.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with the Reorganization will be borne by the Fund. These costs are estimated to be $0.016 per share. The costs are expected to be more than offset over time by the anticipated lower operating costs of the Surviving Fund.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN MY FUND AND THE SURVIVING FUND?

A. The Surviving Fund has the same management fee schedule as your Fund. Total gross operating expenses (before waivers and reimbursements) as a percentage of net assets for the Surviving Fund are lower than those for your Fund, reflecting the larger net assets and greater economies of scale of the Surviving Fund. For the past fiscal year, net operating expenses (after voluntary waivers and reimbursements by Nuveen) as a percentage of net assets for the Intermediate Fund were higher than those for the Surviving Fund.

   There can be no assurance that Nuveen will continue these waivers/reimbursements for the Fund if the Reorganization is not approved.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to be completed on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Surviving Fund shares you receive will be the same as the tax basis and holding period of your Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY FUND SHARES BEFORE THE REORGANIZATION TAKES
   PLACE?

A. You may exchange your Fund shares for shares of any other Nuveen Mutual Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction for federal income tax purposes. Nuveen will waive any deferred sales charge that would otherwise apply to a redemption or exchange of your fund shares prior to the Reorganization.

Q. HOW DO I VOTE MY SHARES?

A. You may vote in person, by mail, by telephone or over the internet. To vote in person, you may attend the special meeting of shareholders which will be held in the 31st floor conference room of Nuveen Investments located at 333 West Wacker Drive, Chicago, Illinois on Wednesday, October 25, 2000 at 10:00 a.m. To vote by mail, please mark, sign and date the enclosed proxy card(s), and mail it in the enclosed reply envelope, allowing sufficient time for your proxy to be received on or before Wednesday, October 25, 2000. No postage is required if the proxy is mailed in the United States. To vote by telephone, call the number indicated on your proxy card, enter the 12-digit control number found in the right portion of your proxy card, and follow the recorded instructions, using your proxy card as a guide. To vote over the internet, go to www.proxyvote.com, enter the 12-digit control number found on the right portion of your proxy card, and follow the instructions, using your proxy card as a guide.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call from Nuveen or D.F. King, our proxy solicitation agent, to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES FOR YOUR FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL. Please give this matter your prompt attention. We will need to receive your vote before the shareholder meeting scheduled for October 25, 2000. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Nuveen.

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
OCTOBER 25, 2000

NUVEEN INTERMEDIATE MUNICIPAL BOND FUND

Notice is hereby given that a Special Meeting of shareholders of the Nuveen Intermediate Municipal Bond Fund (formerly known as the Nuveen Flagship Intermediate Municipal Bond Fund, the "Fund"), a series of the Nuveen Municipal Trust (formerly known as the Nuveen Flagship Municipal Trust, the "Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, in Chicago on Wednesday, October 25, 2000 at 10:00 a.m., Central Time (the "Special Meeting"), for the following purposes:

        1. To approve an Agreement and Plan of Reorganization pursuant to which the Fund would (i) transfer all of its assets to the Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund") in exchange for Class A, C and R shares of beneficial interest of the Surviving Fund and the Surviving Fund's assumption of the liabilities of the Fund, (ii) distribute such shares of the Surviving Fund to the holders of shares of the Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

        2. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on August 15, 2000 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES OF THE FUND AND THE SURVIVING FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL.

Gifford R. Zimmerman
Vice President and Secretary

PROSPECTUS/
PROXY STATEMENT

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (THE "SURVIVING FUND") RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN INTERMEDIATE MUNICIPAL BOND FUND (THE "FUND")

This Prospectus/Proxy Statement is being furnished to shareholders of the Nuveen Intermediate Municipal Bond Fund (formerly known as the Nuveen Flagship Intermediate Municipal Bond Fund, the "Fund"), a series of the Nuveen Municipal Trust (formerly Nuveen Flagship Municipal Trust, the "Trust"), a Massachusetts business trust, and relates to the special meeting of shareholders of the Fund to be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, in Chicago on Wednesday, October 25, 2000 at 10:00 a.m., Central Time and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on August 15, 2000 are entitled to vote at the Special Meeting or any adjournment thereof. The primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Fund into the Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund") (the "Reorganization"). The Reorganization will result in shareholders of the Fund in effect exchanging their Class A, C and R shares of the Fund for corresponding Class A, C and R shares of the Surviving Fund. The purpose of the Reorganization is to permit the shareholders of the Fund to (i) potentially receive higher dividends per share from a higher gross embedded yield and lower operating expenses due to the Surviving Fund's larger net assets and greater economies of scale; (ii) preserve the Fund's intermediate risk characteristics; (iii) obtain greater portfolio diversity and (iv) potentially lower portfolio transaction costs.

The Fund is also a series of the Trust. The investment objective of the Surviving Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. There can be no assurance that the Surviving Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds is 333 West Wacker Drive, Chicago, Illinois 60606, (312) 917-7700 or (800) 621-7227. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to shareholders of the Fund on or about August 28, 2000.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Fund should know before voting on the Reorganization (in effect, investing in Class A, C or R shares of the Surviving Fund) and constitutes an offering of Class A, C or R shares of beneficial interest, par value $.01 per share, of the Surviving Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated
August   , 2000, relating to this Prospectus/ Proxy Statement (the
"Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Funds' Prospectus") and Statement of Additional Information containing additional information about the Surviving Fund and the Fund, each dated August 27, 1999, have been filed with the SEC and are incorporated herein by reference. A copy of the Surviving Fund's Prospectus accompanies this Prospectus/Proxy Statement. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING (800) 621-7227 OR BY WRITING THE RESPECTIVE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.
                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                            ------------------------

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. Such reports, other information and proxy statements filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trust, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

        THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS AUGUST   , 2000.

PROSPECTUS/
PROXY STATEMENT

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND ("SURVIVING FUND") RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN INTERMEDIATE MUNICIPAL BOND FUND ("FUND")

TABLE OF CONTENTS

                                             PAGE
                                             ----
PROPOSAL 1: THE PROPOSED REORGANIZATION....    1
SUMMARY....................................    1
     The Reorganization....................    1
     Reasons for the Proposed
       Reorganization......................    1
     Comparison of the Fund with the
       Surviving Fund......................    2
RISK FACTORS...............................   10
     Similarities of Risks.................   10
     Differences in Risks..................   10
THE PROPOSED REORGANIZATION................   10
     Terms of the Agreement................   10
     Description of Securities to be
       Issued..............................   11
     Continuation of Shareholder Accounts
       and Plans; Share Certificates.......   12

                                             PAGE
                                             ----
     Certain Federal Income Tax
       Consequences........................   12
     Expenses..............................   13
     Legal Matters.........................   13
     Financial Statements..................   13
RECOMMENDATION OF THE BOARD................   13
OTHER INFORMATION..........................   13
     SHAREHOLDERS OF THE SURVIVING FUND AND
          THE FUND.........................   13
     SHAREHOLDER PROPOSALS.................   14
VOTING INFORMATION AND REQUIREMENTS........   14
Exhibit A: Financial Highlights............  A-1

                    PROPOSAL 1. THE PROPOSED REORGANIZATION

A. SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/ Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Fund (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Fund and would not result in dilution of shareholders' interest. As a result of the Reorganization, shareholders of the Fund will become shareholders of the Surviving Fund and will cease to be shareholders of the Fund.

Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Funds' Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, C and R shares of the Surviving Fund only.

THE REORGANIZATION

This Prospectus/Proxy Statement is being furnished to shareholders of the Fund in connection with the proposed combination of the Fund with and into the Surviving Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated July 24, 2000 between the Fund and the Surviving Fund (the "Agreement"). The Agreement provides that the Fund will (i) transfer all of its assets to the Surviving Fund in exchange for Class A, C and R shares of the Surviving Fund and the Surviving Fund's assumption of the liabilities of the Fund, (ii) distribute to each shareholder of the Fund shares of the respective class of shares of the Surviving Fund equal in value to their existing shares of the Fund as a distribution in liquidation of the Fund and (iii) be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board of the Trust unanimously approved the Reorganization and the Agreement on July 24, 2000.

The Fund will pay all of the Funds' costs associated with the Reorganization, which are estimated to be $85,000 (or $0.0016 per share). However, the Board of Trustees of the Fund believes that these costs will be more than offset over time by the anticipated lower operating costs of the Surviving Fund.

The Board is asking shareholders of the Fund to approve the Reorganization at the Special Meeting to be held on Wednesday, October 25, 2000. If shareholders of the Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on October 27, 2000, but it may be at a different time as described herein.

THE BOARD RECOMMENDS A VOTE "FOR" THE REORGANIZATION. FOR THE FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that the proposed Reorganization would be in the best interests of the Fund because it would permit the shareholders of the Fund to
(i) potentially receive higher dividends per share from lower operating expenses due to the Surviving Fund's larger net assets and greater economies of scale;
(ii) preserve the Fund's intermediate risk characteristics; (iii) obtain greater portfolio diversity and (iv) potentially lower portfolio transaction costs.

In determining whether to recommend approval of the Reorganization to shareholders of the Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Fund and the Surviving Fund before the Reorganization and the estimated expense ratios of the Surviving Fund after the Reorganization; (ii) the investment performance of the Fund compared to the Surviving Fund: (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives and policies; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the respective Funds as a result of the Reorganization; (viii) the future growth prospects of the Fund; and (ix) the anticipated federal income tax consequences of the Reorganization.

In this regard, the Board reviewed information provided by Nuveen Advisory Corp. (the "Adviser") relating to the anticipated impact on the shareholders of the Fund as a result of the Reorganization. The Board considered the probability that the increase in asset levels of the combined fund after the Reorganization and the higher earnings rate and increased dividend potential would result in the following potential benefits for shareholders of the Intermediate Fund, although there can be no assurances in this regard:

A. Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the Fund with the assets of the Surviving Fund will lead to reduced total operating expenses for shareholders of the Fund on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, increase portfolio net income available for distributions to shareholders of the Fund. For the Fund, the Adviser currently is voluntarily waiving some or all of its fees or reimbursing certain expenses and, for the Surviving Fund, the Adviser has done so in the past. Before these waivers/reimbursements, the net operating expenses of the Surviving Fund are lower than those of the Fund. However, there can be no assurance that the Adviser will continue the waivers/reimbursements for the Fund if the Reorganization is not completed.

B. Benefits to the Portfolio Management Process. The larger net asset size of the Surviving Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity. A larger, more diverse fund may also be able to produce a more stable and consistent dividend rate than a smaller, less diverse fund.

The Board also considered that the costs of the Reorganization will be paid by the Fund regardless of whether or not the Reorganization is completed (and such costs are not subject to the current waivers/reimbursements). In addition, the Board considered that the Reorganization would result in benefits and economies for the Adviser and the elimination of the voluntary waivers/reimbursements for the Fund.

COMPARISON OF THE SURVIVING FUND WITH THE FUND

Investment Objectives. The Surviving Fund and the Fund have similar investment objectives. The investment objective of the Funds is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Investment Policies. The Surviving Fund and the Fund have similar investment policies. The Funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal income taxes. Both Funds purchase only quality municipal bonds that either are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the Adviser. Both Funds invest at least 80% of their net assets in investment-grade quality municipal bonds. Bond ratings are furnished by Standard & Poor's Corporation ("S&P"), Moody's Investor Services ("Moody's"), and Fitch Investors Service, Inc. ("Fitch"). According to published guidelines, securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well.

Both funds maintain price volatility (as measured by weighted average portfolio duration) characteristic of intermediate-term bond funds, but each seeks to do so in a different way. The Fund does so by limiting the weighted average maturity of its investment portfolio under normal market conditions to between 5 and 10 years. The Surviving Fund does not limit the weighted average maturity of its investment portfolio, but instead limits the weighted average duration of its investment portfolio under normal market conditions to between 4.5 and 7 years in order to be classified as an intermediate fund. In evaluating the Reorganization, each Fund shareholder should consider the differences between these two approaches. For a description of the risks involved in investing in each Fund, please see the section below entitled "Differences in Risks."

Credit Quality. A comparison of the credit qualities of the respective portfolios of the Surviving Fund and the Fund, as of June 30, 2000, is set forth in the table below.

                                     PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------------------------
                                                                SURVIVING
                       CREDIT RATING                              FUND       FUND    PRO FORMA (1)
--------------------------------------------------------------------------------------------------
AAA
AA
A
BBB/Unrated
                                                                ---------    ----    -------------
TOTAL                                                              100.00    100.00         100.00
--------------------------------------------------------------------------------------------------

(1) Reflects the effect of the Reorganization.

As of June 30, 2000, the Fund and Surviving Fund were invested in similarly-rated securities. On June 30, 2000, the average portfolio credit quality was AA for both the Fund and the Surviving Fund.

Maturity and Duration. A comparison of the maturity and duration of the respective portfolios of the Surviving Fund and the Fund as of June 30, 2000, is set forth in the table below.

                                           PORTFOLIO MATURITY INFORMATION
--------------------------------------------------------------------------------------------------------------------
                                                   WEIGHTED AVERAGE
                      FUND                             MATURITY           EFFECTIVE MATURITY       MODIFIED DURATION
--------------------------------------------------------------------------------------------------------------------
Surviving Fund
The Fund
Pro-Forma (1)
--------------------------------------------------------------------------------------------------------------------

(1) Reflects the effect of the Reorganization.

Funds with longer average maturities and duration will generally be subject to greater interest rate risk. Please see "B. Risk Factors -- Differences in Risks" below for a description of maturity, duration and interest rate risk.

Performance Information. A comparison of the total returns for the Surviving Fund and the Fund for the periods ending June 30, 2000, is set forth in the table below.

                                                          TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                      CUMULATIVE      -----------------------------------------------------------
        FUND             CLASS      INCEPTION DATE    YTD RETURN      1 YEAR      3 YEAR      5 YEAR      TEN YEAR      INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Surviving Fund (1)       A (NAV)              6/95                                                             N/A
                       A (Offer)              6/95                                                             N/A
                               C              6/95                                                             N/A
                               R             11/76
The Fund (2)             A (NAV)              9/92                                                             N/A
                       A (Offer)              9/92                                                             N/A
                               C             12/95                                                             N/A
                               R              2/97                                                             N/A
---------------------------------------------------------------------------------------------------------------------------------

(1) Class R share returns are actual. Class A and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.20% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
(2) Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

The following table is a comparison of the respective yields and distribution rates for the Surviving Fund and the Fund as of June 30, 2000.

                                     SEC YIELD AND DISTRIBUTION INFORMATION (1)
---------------------------------------------------------------------------------------------------------------------
                                                                                                     SEC 30-DAY YIELD
                                                                               --------------------------------------
                                                            DISTRIBUTION       BEFORE WAIVERS/         AFTER WAIVERS/
                    FUND                         CLASS          RATE           REIMBURSEMENTS          REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
Surviving Fund                                 A (NAV)
                                               A (Offer)
                                               C
                                               R
The Fund                                       A (NAV)
                                               A (Offer)
                                               C
                                               R
Pro-Forma                                      A (NAV)
                                               A (Offer)
                                               C
                                               R
---------------------------------------------------------------------------------------------------------------------

(1) The SEC 30-Day Yield is computed in accordance with SEC rules by dividing the net investment income per share (computed in accordance with a standardized method prescribed by the rules) earned during the 30-day period by the NAV (or the maximum offering price where noted). The Distribution Rate is computed by taking the monthly dividend per share, multiplying it by 12 to annualize it, and dividing by the NAV (or the maximum offering price where noted). The Distribution Rate differs from the SEC Yield and total return and is not intended to be a complete measure of performance. Distribution Rate may differ from SEC Yield due to a number of factors, including that Distribution Rates may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased and that there may be differences between the amount a fund is earning and what it is paying out.
 3

The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the Surviving Fund and the Fund, the Funds' total returns, yields and distribution rates would have been reduced.

Investment Adviser. The Surviving Fund and the Fund are both managed by the Adviser. The Adviser is a wholly owned subsidiary of Nuveen Investments ("Nuveen"). Nuveen is the sponsor and principal underwriter of both Fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates currently have more than $50 billion in assets under management. Today it offers a broad range of quality investments designed for individuals seeking to build and maintain wealth. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Advisory and Other Fees. The contractual advisory fees of the Surviving Fund are the same as those of the Fund. Pursuant to an investment management agreement between the Adviser and the Trust, the Surviving Fund and the Fund pay the Adviser annual management fees at the rates set forth below:

---------------------------------------------------
                                     SURVIVING FUND
AVERAGE DAILY NET ASSETS             MANAGEMENT FEE
---------------------------------------------------
For the first $125 million               0.5000%
For the next $125 million                0.4875
For the next $250 million                0.4750
For the next $500 million                0.4625
For the next $1 billion                  0.4500
For assets over $2 billion               0.4250
---------------------------------------------------

For the fiscal year ended April 30, 2000, the Surviving Fund paid the Adviser
$            . For the fiscal year ended April 30, 2000, the Fund paid the
Adviser $          (after expense reimbursement) and would have paid $
(assuming no expense reimbursement). For a complete description of the advisory services provided to the Funds, see the Surviving Fund and the Fund Summaries in the Funds' Prospectus and the sections of the Funds' Prospectus and Statement of Additional Information entitled "Fund Service Providers Investment Adviser" and "Investment Adviser and Investment Management Agreement," respectively.

For the Fund, the Adviser is currently voluntarily waiving some or all of its fees or reimbursing certain expenses. After these waivers/reimbursements, the net operating expenses of the Surviving Fund are lower than those of the Fund. However, there can be no assurance that such waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

The Surviving Fund and the Fund have adopted similar distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Service Plans authorize each Fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A and C shares outstanding. The plans also authorize each Fund to pay Nuveen an annual 0.55% distribution fee on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commissions paid to financial advisors at the time of sale of Class C shares, Nuveen retains the first year's service and distribution fees on sales of Class C shares. After the first year, Nuveen pays these fees to the broker of record. The distributor of the Funds' shares is Nuveen. For a complete description of these arrangements with respect to the Surviving Fund, see the sections of the Funds' Prospectuses and Statement of Additional Information entitled "Fund Service Providers -- The Distributor" and "Distribution and Service Plan," respectively.

The tables below set forth (i) the fees and expenses paid by the Surviving Fund and the Fund during the fiscal year ended April 30, 2000 and (ii) pro forma expenses for the combined fund for Class A, C and R shares.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES

----------------------------------------------------------------------------------------------------------
                                                              SURVIVING         THE
                                                                FUND            FUND         PRO FORMA (1)
----------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of Offering Price)(2)                                          4.20%             3.00%             3.00%
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)(2)                                                    none              none              none
ANNUAL FUND OPERATING EXPENSES (3)
Management Fees
Rule 12b-1 Fees                                                   .20%              .20%              .20%
Other Expenses
                                                              --------      ------------     -------------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)
                                                              --------      ------------     -------------
Total Net Fund Operating Expenses (after waivers and
  reimbursements)
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (4)
One Year                                                             $                 $                 $
Three Years                                                          $                 $                 $
Five Years                                                           $                 $                 $
Ten Years                                                            $                 $                 $
----------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. At the time of the Reorganization, the Surviving Fund's maximum sales charge imposed on purchases (as a percentage of Offering Price) will be reduced to 3.00%.

(2) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(3) There can be no assurance that any waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES

-------------------------------------------------------------------------------------------------------------
                                                             SURVIVING        THE
                                                               FUND           FUND        PRO FORMA (1)
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                        none             none             none
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds) (2)                                                 1.00%            1.00%            1.00%
ANNUAL FUND OPERATING EXPENSES (3) (as a percentage of
  average net assets)
Management Fees                                                     %                %                %
Rule 12b-1 Fees                                                  .75%             .75%             .75%
Other Expenses                                                      %                %                %
                                                             --------     ------------    -------------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                                   %                %                %
                                                             --------     ------------    -------------
Total Net Fund Operating Expenses (after waivers and
  reimbursements)                                                   %                %                %
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (4)
One Year                                                            $                $                $
Three Years                                                         $                $                $
Five Years                                                          $                $                $
Ten Years                                                           $                $                $
-------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Imposed only on redemptions within 12 months of purchase.

(3) There can be no assurance that any waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

                            EXPENSE COMPARISON TABLE
                                 CLASS R SHARES

-------------------------------------------------------------------------------------------------------------
                                                             SURVIVING        THE
                                                               FUND           FUND        PRO FORMA (1)
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                        none             none             none
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)                                                      none             none             none
ANNUAL FUND OPERATING EXPENSES (2) (as a percentage of
  average net assets)
Management Fees                                                     %                %                %
Rule 12b-1 Fees                                                    --               --               --
Other Expenses                                                      %                %                %
                                                             --------     ------------    -------------
Total Gross Fund Operating Expenses (before waivers and
  reimbursements)                                                   %                %                %
                                                             --------     ------------    -------------
Total Net Fund Operating Expenses (after waivers and
  reimbursements)                                                   %                %                %
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (3)
One Year                                                            $                $                $
Three Years                                                         $                $                $
Five Years                                                          $                $                $
Ten Years                                                           $                $                $
-------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) There can be no assurance that any waivers or reimbursements will continue for the Fund if the Reorganization is not completed.

(3) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses before waivers and reimbursements. Actual returns will differ.

Distribution, Purchase, Valuation, Redemption and Exchange of Shares. The Surviving Fund offers four (4) classes of shares and the Fund offers three (3) classes of shares. The Class A shares of the Surviving Fund and the Fund are subject to an initial sales charge and a 0.20% annual service fee. At the time of the Reorganization the same Class A sales charges and commissions will apply to the Surviving Fund and the Fund as indicated by the following table.

                     CLASS A SALES CHARGES AND COMMISSIONS
--------------------------------------------------------------------------------

                                                                                                       AUTHORIZED
                                                                                                         DEALER
                                                                      SALES CHARGE                     COMMISSION
                                                           -----------------------------------       --------------
                                                           AS % OF PUBLIC        AS % OF YOUR        AS % OF PUBLIC
                  PURCHASE AMOUNT                          OFFERING PRICE       NET INVESTMENT       OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                               3.00%                3.09%                2.50%
$50,000 but less than $100,000                                  2.50                 2.56                 2.00
$100,000 but less than $250,000                                 2.00                 2.04                 1.50
$250,000 but less than $500,000                                 1.50                 1.52                 1.25
$500,000 but less than $1,000,000                               1.25                 1.27                 1.00
$1,000,000 and over                                               --                   --                 0.75
-------------------------------------------------------------------------------------------------------------------

The initial sales charge applicable to Class A shares of the Surviving Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Surviving Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Surviving Fund currently offers Class B shares which do not incur a sales
charge when purchased, but are each subject to a   % annual service fee and a
  % annual distribution fee. Class B shares are also subject to a CDSC. Fund shareholders will have the ability to purchase Class B shares after the Reorganization.

The Class C shares of the Surviving Fund and the Fund do not incur a sales charge when purchased, but each are subject to a .20% annual service fee and a
 .55% annual distribution fee. Class C shares are also subject to a CDSC of 1.00% if redeemed within the first year after purchase.

Class R shares of the Surviving Fund and the Fund have no sales charges or ongoing fees. For a complete description of the Class A, C and R shares, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

No contingent deferred sales charge will be imposed on Class C shares of the Fund in connection with the Reorganization. The holding period and conversion period for Class C shares of the Surviving Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Fund or (ii) the holder purchased such shares from any other Nuveen national or state fund and subsequently exchanged them for shares of the Fund.

Shares of the Surviving Fund and the Fund may be purchased through a financial advisor, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the Surviving Fund and the Fund, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Section 3 -- How You Can Buy and Sell Shares" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

Shares of the Surviving Fund and the Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). NUVEEN WILL WAIVE ANY DEFERRED SALES CHARGE THAT WOULD OTHERWISE APPLY TO A REDEMPTION OR EXCHANGE OF FUND SHARES MADE PRIOR TO THE REORGANIZATION. Shares of either the Surviving Fund or the Fund may be redeemed or exchanged through a financial advisor by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the Surviving Fund or the Fund were purchased less than 10 days prior to your request, the Funds do not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 10 days. In addition, the Surviving Fund and the Fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the Funds' Statement of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a fund, the Surviving Fund and the Fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.

No further purchases of the shares of the Fund may be made after the date on which the shareholders of the Fund approve the Reorganization, and the stock transfer books of the Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Fund. Redemption requests or transfer instructions received by the Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the Surviving Fund credited to the accounts of the shareholders of the Fund. Redemption requests or transfer instructions received by the Fund after the close of business on the day prior to the date of Closing will be forwarded to the Surviving Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the Funds' Prospectuses entitled "Investing in the Funds -- How to Sell Fund Shares."

Capitalization. The following table sets forth the capitalization of the Surviving Fund and the Fund as of June 30, 2000, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                    CAPITALIZATION TABLE AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                               SURVIVING        THE
                                                                 FUND          FUND       PRO FORMA (1)
-------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A shares
    Class B shares                                                                 N/A
    Class C shares
    Class R shares
                                                              -----------    ---------     -----------
         Total
                                                              ===========    =========     ===========
NET ASSET VALUE PER SHARE
    Class A shares
    Class B shares                                                                 N/A
    Class C shares
    Class R shares
SHARES OUTSTANDING
    Class A shares
    Class B shares                                                                 N/A
    Class C shares
    Class R shares
                                                              -----------    ---------     -----------
         Total
                                                              ===========    =========     ===========
SHARES AUTHORIZED
    Class A shares                                              Unlimited    Unlimited       Unlimited
    Class B shares                                              Unlimited          N/A       Unlimited
    Class C shares                                              Unlimited    Unlimited       Unlimited
    Class R shares                                              Unlimited    Unlimited       Unlimited
-------------------------------------------------------------------------------------------------------

(1) The pro forma figures reflect the effect of the Reorganization. N/A The Fund was not authorized to issue Class B Shares.

B. RISK FACTORS

SIMILARITIES OF RISKS

The investment objectives of the Surviving Fund and the Fund are substantially the same. The investment policies of the Funds are substantially the same insofar as they may purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are nonrated but judged to be investment grade by the Adviser.

The Funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds may only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity. The Funds also engage in certain common investment practices such as the purchase and sale of securities on a "when-issued" and "delayed delivery" basis. In addition, the Funds may periodically engage in hedging transactions as described in the sections of the Funds' Statement of Additional Information entitled "Investment Policies and Investment Portfolio -- Hedging and Other Defensive Actions." To the extent that the investment objectives and investment policies and practices are substantially the same, the risks associated with an investment in the Funds are substantially the same.

The Funds invest at least 80% of their total assets in municipal securities. For a general description of the risks involved in investing in municipal bonds, see the sections of the Funds' Statement of Additional Information entitled "Portfolio Securities," and of the Funds' Prospectus entitled "What the Risks Are."

The Surviving Fund and the Fund may also invest a substantial portion of their assets in securities that are subject to the federal alternative minimum tax. As with the Fund, the Surviving Fund may not be a suitable investment for shareholders subject to the federal alternative minimum tax.

Investment in either the Surviving Fund or the Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

The Surviving Fund and the Fund engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the Surviving Fund are different from the risks associated with an investment in the Fund. An investment in the Surviving Fund may not be appropriate for all Fund's shareholders. For a complete description of the risks of an investment in the Surviving Fund or the Fund, see the sections in the Funds' Prospectus entitled "What the Risks Are."

Maturity and Duration. Both funds maintain price volatility (as measured by weighted average portfolio duration) characteristic of intermediate-term bond funds, but each seeks to do so in a different way. The Fund does so by limiting the weighted average maturity of its investment portfolio under normal market conditions to between 5 and 10 years. The Surviving Fund does not limit the weighted average maturity of its investment portfolio, but instead limits the weighted average duration of its investment portfolio under normal market conditions to between 4.5 and 7 years in order to be classified as an intermediate fund. In evaluating the Reorganization, each Fund shareholder should consider the differences between these two approaches. For a comparison of the Funds' average portfolio maturity and duration, including pro-forma figures, see "Comparison of the Surviving Fund with the Fund -- Maturity and Duration" above. Both dollar-weighted average maturity and duration reflect the sensitivity of a fund to interest rate fluctuations, whereby a fund with a longer maturity and duration reacts more strongly to interest rate changes than a fund with a shorter maturity and duration. The average dollar-weighted maturity of a fund is the dollar-weighted average of the stated maturities of all debt instruments held by the fund. Duration is the weighted present value of principal and interest payments expressed in years and may measure the sensitivity of a fund's net asset value to incremental changes in interest rates more accurately than average maturity. For example, a fund with a duration of
5.0 years should have about half the interest rate sensitivity of a fund with a duration of 10.0 years, because the fund with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly (on average).

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 621-7227 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the Surviving Fund will acquire all of the assets and the liabilities of the Fund on the date of the Closing in consideration for Class A, C and R shares of the Surviving Fund.

Subject to the Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur October 27, 2000 or such later date as soon as practicable thereafter as the Surviving Fund and the Fund may mutually agree.

On the date of the Closing, the Fund will transfer to the Surviving Fund all of its assets and liabilities. The Surviving Fund will in turn transfer to the Fund a number of its Class A, C and R shares equal in value to the value of the net assets of the Fund, transferred to the Surviving Fund as of the date of the Closing, as determined in accordance with the valuation method described in the Surviving Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Surviving Fund and the Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

The Fund will distribute in complete liquidation the Class A, C and R shares of the Surviving Fund to the shareholders of the respective class of the Fund promptly after the Closing and then will be liquidated, dissolved and terminated as a series of the Trust in accordance with the Trust's Declaration of Trust.

The Fund has made certain standard representations and warranties to the Surviving Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

        A. the approval of the Reorganization by shareholders of the Fund;

        B. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

        C. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

        D. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

        E. the effectiveness under applicable law of the registration statement of the Surviving Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

        F. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION, AS IT BELIEVES THE REORGANIZATION IS IN THE BEST INTERESTS OF THE FUND AND THAT THE INTERESTS OF EXISTING SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF CONSUMMATION OF THE PROPOSED REORGANIZATION.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shares of Beneficial Interest. Beneficial interests in the Surviving Fund being offered hereby are represented by transferable Class A, C and R shares, par value $0.01 per share. The Declaration of Trust of the Trust permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

Voting Rights of Shareholders. Holders of shares of the Surviving Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

The Surviving Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the Surviving Fund are entitled, under current law, to vote on certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Trust may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Surviving Fund will establish an account for each Fund's shareholder containing the appropriate number of shares of the appropriate class of the Surviving Fund. The shareholder services and shareholder programs of the Surviving Fund and the Fund are substantially identical.

Shareholders of the Fund who are accumulating shares of the Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Fund, will retain the same rights and privileges after the Reorganization in connection with the Surviving Fund Class A, C or R shares received in the Reorganization through substantially identical plans maintained by the Surviving Fund. Chase Manhattan Bank, custodian for the Fund, serves as the custodian for the assets of the Surviving Fund.

Upon approval of the Reorganization, shareholders of the Fund who currently own shares in certificate form are asked to surrender these shares to the Fund's transfer agent, Chase Global Fund Services, P.O. Box 5186, NY, NY 10274. Fund shareholders must submit a written request to Chase in order to receive certificates for their Surviving Fund shares. No certificates for Surviving Fund shares will be issued as part of the Reorganization except upon request.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Fund and shareholders of the Surviving Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, or a foreign person, or that acquired its Class A, C and R shares of the Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Trust and the Fund receive an opinion from Morgan, Lewis & Bockius LLP ("Morgan Lewis") substantially to the effect that for federal income tax purposes:

        A. The acquisition by the Surviving Fund of the assets of the Fund in exchange solely for Class A, C and R shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1)(c) of the Code.

        B. No gain or loss will be recognized by the Fund or the Surviving Fund upon the transfer to the Surviving Fund of the assets of the Fund in exchange solely for the Class A, C and R shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Fund.

        C. The Surviving Fund's basis in the Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the Fund immediately prior to the transfer, and the Surviving Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Fund.

        D. No gain or loss will be recognized by the shareholders of the Fund upon the exchange of their shares of the Fund for the Class A, C and R shares of the Surviving Fund.

        E. The aggregate tax basis in the Class A, C and R shares of the Surviving Fund received by the shareholders of the Fund will be the same as the aggregate tax basis of the shares of the Fund surrendered in exchange therefor.

        F. The holding period of the Class A, C and R shares of the Surviving Fund received by the shareholders of the Fund will include the holding period of the shares of the Fund surrendered in exchange therefor provided such surrendered shares of the Fund are held as capital assets by such shareholder.

In rendering its opinions, Morgan Lewis will rely upon certain representations of the management of the Surviving Fund and the Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Fund occurring prior to the Closing and post-Closing redemption of shares of the Surviving Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The Surviving Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Fund and its shareholders.

EXPENSES

Because the benefits of the Reorganization are anticipated to accrue almost exclusively to shareholders of the Fund, the Fund will pay all of the costs associated with the Reorganization. The Board of Trustees of the Trust believes that these costs will be more than offset over time by the anticipated lower operating costs of the Fund. Management of the Fund estimates that expenses for the Reorganization will equal approximately $85,000. In addition, separate from the Reorganization, the Adviser has agreed to waive its right to seek reimbursement from the Fund for any remaining unamortized organizational expenses.

The Board of the Trust has determined that the foregoing arrangement with respect to expenses is fair and reasonable.

As noted above, shareholders of the Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds distributed by Nuveen at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your shares are held in an account that is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, DC 20036 will pass on certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, C and R shares of the Surviving Fund.

FINANCIAL STATEMENTS

For condensed financial information for the Surviving Fund and the Fund, see "Financial Highlights" in the Funds' Prospectus and Exhibit A to this Prospectus/Proxy Statement.

In addition, incorporated by reference in their respective entireties are the audited financial statements for the fiscal year ended April 30, 2000 for the Surviving Fund and the Fund attached as Exhibit C to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD

The Board of the Trust has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE SURVIVING FUND AND THE FUND

At the close of business on August 15, 2000, the record date with respect to the
Special Meeting, there were           Class A shares,           Class B shares,
          Class C shares and           Class R shares, respectively, of the
Surviving Fund. As of August 15, 2000, the trustees and officers of the Surviving Fund as a group own less than 1% of the shares of the Surviving Fund. The following table sets forth the percentage of each person who, as of August 9, 2000, owns of record, or is known by the Trust to own of record or beneficially own 5% or more of any class of shares of the Surviving Fund.

------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A                                                                                     %
 B                                                                                    4%
                                                                                       %
 C                                                                                     %
 R                                                                                     %
                                                                                       %
                                                                                       %
                                                                                       %

At the close of business on August 15, 2000 the record date with respect to the
Special Meeting of shareholders of the Fund, there were           Class A
shares,           Class C shares and           Class R shares, respectively, of
the Fund. As of August 15, 2000, the trustees and officers of the Fund as a group own less than 1% of the outstanding shares of the Fund. The following table sets forth the percentage of each person who, as of August 15, 2000, owns of record, or is known by the Trust to own of record or beneficially own 5% or more of any class of shares of the Fund.

------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A                                                                                     %
 C                                                                                     %
                                                                                       %
 R                                                                                     %
                                                                                       %

B. SHAREHOLDER PROPOSALS

As a general matter, the Surviving Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Surviving Fund or the Fund should send such proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Fund does not utilize cumulative voting.

Each valid proxy given by a shareholder of the Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposal and are treated as votes "AGAINST." Thirty percent of the outstanding shares of the Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND ENTITLED TO VOTE.

In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

Proxies of shareholders of the Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by D. F. King, at a cost estimated to be approximately $2,000, plus reasonable expenses.

August   , 2000

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                         FINANCIAL HIGHLIGHTS (AUDITED)                EXHIBIT A

Selected data for a share outstanding throughout each period is as follows:

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (THE "SURVIVING FUND")

CLASS                                           INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
(INCEPTION DATE)                           --------------------------------   ----------------------------
                                                            NET
                                                         REALIZED
                                                            AND                                              ENDING
YEAR                           BEGINNING      NET       UNREALIZED               NET                          NET
ENDED                          NET ASSET   INVESTMENT   INVESTMENT            INVESTMENT   CAPITAL           ASSET      TOTAL
APRIL 30,                        VALUE     INCOME(A)    GAIN (LOSS)   TOTAL     INCOME      GAINS    TOTAL   VALUE    RETURN(B)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A (6/95)
  2000                           $9.57        $.45         $(.65)     $(.20)    $(.45)      $(.01)   $(.46)  $8.91      (2.02)%
  1999                            9.46         .45           .13        .58      (.45)       (.02)    (.47)   9.57       6.28
  1998                            9.14         .46           .35        .81      (.46)       (.03)    (.49)   9.46       9.00
  1997(c)                         9.24         .08          (.10)      (.02)     (.08)         --     (.08)   9.14       (.23)
  1997(d)                         9.28         .48            --        .48      (.47)       (.05)    (.52)   9.24       5.26
  1996(e)                         9.15         .34           .14        .48      (.32)       (.03)    (.35)   9.28       5.33
-------------------------------------------------------------------------------------------------------------------------------
CLASS B (2/97)
  2000                            9.57         .39          (.66)      (.27)     (.38)       (.01)    (.39)   8.91      (2.78)
  1999                            9.46         .38           .13        .51      (.38)       (.02)    (.40)   9.57       5.49
  1998                            9.15         .38           .35        .73      (.39)       (.03)    (.42)   9.46       8.09
  1997(c)                         9.24         .09          (.11)      (.02)     (.07)         --     (.07)   9.15       (.25)
  1997(e)                         9.23         .03           .01        .04      (.03)         --     (.03)   9.24        .47
-------------------------------------------------------------------------------------------------------------------------------
CLASS C (6/95)
  2000                            9.57         .40          (.66)      (.26)     (.40)       (.01)    (.41)   8.90      (2.71)
  1999                            9.44         .40           .15        .55      (.40)       (.02)    (.42)   9.57       5.91
  1998                            9.14         .40           .34        .74      (.41)       (.03)    (.44)   9.44       8.20
  1997(c)                         9.23         .07          (.09)      (.02)     (.07)         --     (.07)   9.14       (.21)
  1997(d)                         9.26         .42            --        .42      (.40)       (.05)    (.45)   9.23       4.64
  1996(e)                         9.15         .29           .13        .42      (.28)       (.03)    (.31)   9.26       4.59
-------------------------------------------------------------------------------------------------------------------------------
CLASS R (11/76)
  2000                            9.58         .47          (.66)      (.19)     (.47)       (.01)    (.48)   8.91      (1.93)
  1999                            9.46         .47           .14        .61      (.47)       (.02)    (.49)   9.58       6.59
  1998                            9.15         .48           .34        .82      (.48)       (.03)    (.51)   9.46       9.09
  1997(c)                         9.24         .08          (.09)      (.01)     (.08)         --     (.08)   9.15       (.09)
  1997(d)                         9.28         .49           .01        .50      (.49)       (.05)    (.54)   9.24       5.53
  1996(d)                         9.00         .51           .31        .82      (.51)       (.03)    (.54)   9.28       9.31

CLASS                                       RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)               --------------------------------------------------
                                                         RATIO OF NET
                                             RATIO OF     INVESTMENT
                                 ENDING      EXPENSES       INCOME
YEAR                              NET       TO AVERAGE    TO AVERAGE    PORTFOLIO
ENDED                            ASSETS        NET           NET        TURNOVER
APRIL 30,                        (000)      ASSETS(A)     ASSETS(A)       RATE
-----------------------------
CLASS A (6/95)
  2000                         $  116,621       .80%        5.01%          13%
  1999                            120,418       .77          4.71          12
  1998                             97,029       .80          4.83          10
  1997(c)                          70,331       .77*        5.13*           2
  1997(d)                          68,204       .81          5.11          12
  1996(e)                          37,089       .83*        5.14*          17
-----------------------------
CLASS B (2/97)
  2000                             11,560      1.55          4.27          13
  1999                             10,086      1.52          3.96          12
  1998                              4,136      1.56          4.05          10
  1997(c)                             468     1.53*         4.39*           2
  1997(e)                              43     1.51*         5.23*          12
-----------------------------
CLASS C (6/95)
  2000                              6,920      1.35          4.47          13
  1999                              7,191      1.32          4.15          12
  1998                              4,886      1.35          4.29          10
  1997(c)                           5,360     1.32*         4.58*           2
  1997(d)                           5,039      1.54          4.37          12
  1996(e)                           1,915     1.58*         4.39*          17
-----------------------------
CLASS R (11/76)
  2000                          2,495,259       .59          5.21          13
  1999                          2,834,016       .57          4.90          12
  1998                          2,818,442       .60          5.04          10
  1997(c)                       2,774,648       .57*        5.33*           2
  1997(d)                       2,818,214       .57          5.35          12
  1996(d)                       2,878,641       .59          5.53          17

 * Annualized.
(a)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)For the two months ended April 30.
(d)For the fiscal year ended February 28/29.
(e)From commencement of class operations as noted through February 28/29.

NUVEEN INTERMEDIATE MUNICIPAL BOND FUND+ (THE "FUND")

CLASS                                        INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
(INCEPTION DATE)                        --------------------------------   ----------------------------
                                                         NET
                                                      REALIZED
                                                         AND                                              ENDING
YEAR                        BEGINNING      NET       UNREALIZED               NET                          NET
ENDED                       NET ASSET   INVESTMENT   INVESTMENT            INVESTMENT   CAPITAL           ASSET      TOTAL
APRIL 30,                     VALUE     INCOME(A)    GAIN (LOSS)   TOTAL     INCOME      GAINS    TOTAL   VALUE    RETURN(B)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/92)
  2000                       $11.00        $.50         $(.74)     $(.24)    $(.50)      $(.15)    (.65)  $10.11     (2.17)%
  1999                        10.88         .49           .17        .66      (.50)       (.04)    (.54)   11.00      6.14
  1998                        10.47         .52           .41        .93      (.52)         --     (.52)   10.88      8.97
  1997(c)                     10.27         .47           .20        .67      (.47)         --     (.47)   10.47      6.64
  1996(d)                     10.29         .51          (.02)       .49      (.51)         --     (.51)   10.27      4.84
  1995(d)                     10.16         .51           .13        .64      (.51)         --     (.51)   10.29      6.63
----------------------------------------------------------------------------------------------------------------------------
CLASS C (12/95)
  2000                        11.02         .44          (.74)      (.30)     (.44)       (.15)    (.59)   10.13     (2.72)
  1999                        10.89         .43           .18        .61      (.44)       (.04)    (.48)   11.02      5.66
  1998                        10.47         .46           .42        .88      (.46)         --     (.46)   10.89      8.47
  1997(c)                     10.28         .44           .17        .61      (.42)         --     (.42)   10.47      6.00
  1996(f)                     10.57         .23          (.30)      (.07)     (.22)         --     (.22)   10.28     (1.78)*
----------------------------------------------------------------------------------------------------------------------------
CLASS R (2/97)
  2000                        10.99         .52          (.73)      (.21)     (.52)       (.15)    (.67)   10.11     (1.91)
  1999                        10.86         .52           .16        .68      (.51)       (.04)    (.55)   10.99      6.42
  1998                        10.45         .54           .41        .95      (.54)         --     (.54)   10.86      9.17
  1997(e)                     10.60         .13          (.15)      (.02)     (.13)         --     (.13)   10.45      (.15)
----------------------------------------------------------------------------------------------------------------------------

CLASS                                  RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)            -----------------------------------------------
                                                   RATIO OF NET
                                       RATIO OF     INVESTMENT
                            ENDING     EXPENSES       INCOME
YEAR                          NET     TO AVERAGE    TO AVERAGE    PORTFOLIO
ENDED                       ASSETS       NET           NET        TURNOVER
APRIL 30,                    (000)    ASSETS(A)     ASSETS(A)       RATE
--------------------------
CLASS A (9/92)
  2000                      $44,675      1.07%         4.47%          22%
  1999                       51,773       .84          4.46           23
  1998                       42,339       .79          4.76           20
  1997(c)                    40,906       .68*        4.96*           26
  1996(d)                    46,742       .62          4.86           81
  1995(d)                    42,069       .54          5.15          102
--------------------------
CLASS C (12/95)
  2000                       10,586      1.63          3.92           22
  1999                        9,855      1.36          3.91           23
  1998                        3,533      1.34          4.20           20
  1997(c)                     2,540      1.23*        4.38*           26
  1996(f)                     1,187      1.13*        4.28*           81
--------------------------
CLASS R (2/97)
  2000                          728       .87          4.67           22
  1999                          707       .64          4.66           23
  1998                          602       .59          4.95           20
  1997(e)                       469       .40*        5.40*           26
--------------------------

 * Annualized.
 + Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship intermediate.
++ The amount shown includes a distribution in excess of capital gains of $.01 per share.

(a)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)For the 11 months ended April 30.
(d)For the year ended May 31.
(e)From commencement of class operations as noted through April 30.
(f)From commencement of class operations as noted through May 31.

                         Supplement Dated [date] to the
                        Prospectus Dated August 27, 1999

-------------------

                        NUVEEN FLAGSHIP MUNICIPAL TRUST
                NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND

-------------------

We at John Nuveen & Co. Incorporated appreciate the level of trust you have placed in us and are committed to providing you with the latest information regarding your investments. That is why we want to inform you in advance of a proposed merger of the Nuveen Flagship Intermediate Municipal Bond Fund (the "Fund") into the Nuveen Intermediate Duration Municipal Bond Fund (the "Acquiring Fund"). The board of directors of the Fund have determined that the merger would benefit shareholders in a number of ways, including:


- lower gross operating expenses as a percentage of net assets;
- improved portfolio diversification and lower portfolio transaction costs; and
- higher dividends per share.

The Board believes that these potential benefits, together with the potentially higher distributions from the Fund, should offset the risks associated with investments in a long-term bond fund.

The Trustees of the Nuveen Flagship Municipal Trust have approved a tax-free reorganization of the Fund as described below. The Fund is closed to new investors effective [date]. Only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganization, the Fund would transfer all of its assets and liabilities to the Acquiring Fund, a series of the Nuveen Flagship Municipal Trust, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. The reorganization is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of shareholders has been called for October 25, 2000 for the purpose of voting on the proposed reorganization. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed on or about August ___, 2000.

                                                    August 27, 1999   Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds


                          Nuveen Municipal Bond Funds


[PICTURE APPEARS HERE]



Dependable, tax-free
income to help
you keep more
of what you earn.


Municipal Bond

Insured Municipal Bond

All-American

Intermediate

Limited Term

Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser(SM) for Income Investing

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                               Table of Contents
Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                    1
Nuveen Municipal Bond Fund                                      2
Nuveen Insured Municipal Bond Fund                              4
Nuveen Flagship All-American Municipal Bond Fund                6
Nuveen Flagship Intermediate Municipal Bond Fund                8
Nuveen Flagship Limited Term Municipal Bond Fund               10

Section 2  How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                          12
What Securities We Invest In                                   13
How We Select Investments                                      15
What the Risks Are                                             15
How We Manage Risk                                             16

Section 3  How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                    17
How to Reduce Your Sales Charge                                19
How to Buy Shares                                              19
Systematic Investing                                           20
Systematic Withdrawal                                          21
Special Services                                               21
How to Sell Shares                                             22

Section 4  General Information
This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                             24
Distribution and Service Plans                                 25
Net Asset Value                                                26
Fund Service Providers                                         26
Year 2000                                                      27

Section 5  Financial Highlights
This section provides the funds' financial performance
for the past five years.                                       28

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                             August 27, 1999

Section 1  The Funds


    Nuveen Municipal Bond Fund
    Nuveen Insured Municipal Bond Fund
    Nuveen Flagship All-American Municipal Bond Fund
    Nuveen Flagship Intermediate Municipal Bond Fund
    Nuveen Flagship Limited Term Municipal Bond Fund


Introduction

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

--------------------------------------------------------------------------------
 NOT FDIC OR GOVERNMENT INSURED       MAY LOSE VALUE         NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                          Section 1  The Funds 1

                          Nuveen Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated municipal bonds carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long-term growth;

 .  Invest through an IRA or 401(k) plan;

 .  Avoid fluctuations in share price.


How the Fund Has Performed


The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [BAR CHART APPEARS HERE]

1989    1990    1991    1992    1993    1994    1995    1996     1997    1998
10.6%   6.0%    11.1%   8.2%    8.3%    (2.1)%  15.0%   4.0%     8.5%    8.0%


During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 5.92% and -3.20%, respectively for the quarters ending 6/30/89 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                          Average Annual Total Returns for
                                       the Periods Ending December 31, 1998
                                       ------------------------------------

 Class                                  1 Year      5 Year           10 Year
------------------------------------------------------------------------------
Class A (Offer)                         1.48%       5.30%             7.04%
Class B                                 1.16%       5.31%             6.90%
Class C                                 5.47%       5.48%             6.74%
Class R                                 6.14%       6.44%             7.76%
LB Market
 Benchmark/2/                           6.48%       6.22%             8.22%
Lipper
 Peer Group/3/                          5.64%       5.70%             7.75%

2 Section 1   The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment


Share Class                                 A           B        C       R/5/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                             4.20%/6/      None     None     None
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                    None        None     None     None
-------------------------------------------------------------------------------
Exchange Fees                              None        None     None     None
-------------------------------------------------------------------------------
Deferred Sales Charge/7/                   None/8/     5%/9/    1%/10/   None
-------------------------------------------------------------------------------


 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                       A       B        C       R
-------------------------------------------------------------------------------
Management Fees                                 .45%    .45%     .45%     .45%
-------------------------------------------------------------------------------
12b-1 Distribution and Service Fees             .20%    .95%     .75%      --%
-------------------------------------------------------------------------------
Other Expenses                                  .12%    .12%     .12%     .12%
-------------------------------------------------------------------------------
Total Operating Expenses                        .77%   1.52%    1.32%     .57%
-------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                 No Redemption

Share Class      A       B       C      R      A       B       C      R
-------------------------------------------------------------------------------
1 Year         $  495  $  551  $  134  $ 58  $  495  $  155  $  134  $ 58
-------------------------------------------------------------------------------
3 Years        $  656  $  800  $  418  $183  $  656  $  480  $  418  $183
-------------------------------------------------------------------------------
5 Years        $  830  $  944  $  723  $318  $  830  $  829  $  723  $318
-------------------------------------------------------------------------------
10 Years       $1,334  $1,610  $1,590  $714  $1,334  $1,610  $1,590  $714
-------------------------------------------------------------------------------

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was -1.02%.


How the Fund Is Invested (as of 4/30/99)

Portfolio Statistics

Effective Maturity                                17.44 years
-------------------------------------------------------------
Average Effective Duration                         5.99
-------------------------------------------------------------
Weighted Average Credit Quality                     AA+
-------------------------------------------------------------
Number of Issues                                    206
-------------------------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                                  44%
--------------------------------------------------------
AA                                                   34%
--------------------------------------------------------
A                                                    13%
--------------------------------------------------------
BBB/NR                                                9%
--------------------------------------------------------


Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Water/Sewer                                 (9%)
U.S. Guaranteed                            (15%)
Health Care                                (18%)
Tax Obligation/ Limited                     (9%)
Other                                      (26%)
Utilities                                  (23%)

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper National Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper National Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  3

                      Nuveen Insured Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated municipal bonds carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long-term growth;

 .  Invest through an IRA or 401(k) plan;

 .  Avoid fluctuations in share price.


How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

                           [BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
10.3      6.5       12.5      9.4       13.2      (6.4)     19.0      3.2       8.3       5.7


During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 7.71% and -6.39%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                              Average Annual Total Returns for
                            the Periods Ending December 31, 1998
                            ------------------------------------
Class                            1 Year      5 Year      10 Year
----------------------------------------------------------------
Class A (Offer)                  1.29%       4.74%         7.51%
Class B                          0.95%       4.67%         7.34%
Class C                          5.08%       4.82%         7.14%
Class R                          5.93%       5.83%         8.19%
----------------------------------------------------------------
LB Market
  Benchmark/2/                   6.48%       6.22%         8.22%
Lipper Peer
  Group/3/                       5.33%       5.33%         7.42%

4 Section 1   The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                A           B        C      R/5/
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                              4.20%/6/     None   None     None
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                    None        None   None     None
----------------------------------------------------------------------------
Exchange Fees                              None        None   None     None
----------------------------------------------------------------------------
Deferred Sales Charge/7/                   None/8/     5%/9/  1%/10/   None
----------------------------------------------------------------------------

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                A           B       C      R
----------------------------------------------------------------------------
Management Fees                           .48%     .48%      .48%   .48%
----------------------------------------------------------------------------
12b-1 Distribution and Service Fees       .20%     .95%      .75%    --%
----------------------------------------------------------------------------
Other Expenses                            .13%     .13%      .13%   .14%
----------------------------------------------------------------------------
Total Operating Expenses                  .81%    1.56%     1.36%   .62%
----------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                 No Redemption

Share Class      A       B       C      R      A       B       C      R
--------------------------------------------------------------------------
1 Year         $  499  $  554  $  138  $ 63  $  499  $  159  $  138  $ 63
--------------------------------------------------------------------------
3 Years        $  668  $  812  $  431  $199  $  668  $  493  $  431  $199
--------------------------------------------------------------------------
5 Years        $  851  $  965  $  745  $346  $  851  $  850  $  745  $346
--------------------------------------------------------------------------
10 Years       $1,380  $1,655  $1,635  $774  $1,380  $1,655  $1,635  $774
--------------------------------------------------------------------------

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was -1.10%.

How the Fund Is Invested (as of 4/30/99)

Portfolio Statistics

Effective Maturity                     18.10 years
--------------------------------------------------
Average Effective Duration              6.26
--------------------------------------------------
Weighted Average Credit Quality          AAA
--------------------------------------------------
Number of Issues                         181
--------------------------------------------------

Credit Quality




Insured                                   68%
--------------------------------------------------
Insured and U.S. Guaranteed               29%
--------------------------------------------------
U.S. Guaranteed                            3%
--------------------------------------------------

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Health Care                    (15%)
Other                          (23%)
Tax Obligation General         (11%)
Utilities                      (10%)
Housing/Single Family           (9%)
U.S. Guaranteed                (32%)


2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper National Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1  The Funds 5

               Nuveen Flagship All-American Municipal Bond Fund

Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
 .  Pursue long-term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/
                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns
1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
11.6%  5.8%   14.5%  10.5%  14.4%  (5.9%) 17.5%  4.8%   10.8%  5.9%


During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 6.84% and -5.54%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                           Average Annual Total Returns for
                         the Periods Ending December 31, 1998
                         ------------------------------------

Class                     1 Year         5 Year       10 Year
-------------------------------------------------------------
Class A (Offer)            1.49%          5.43%         8.33%
Class B                    1.25%          5.55%         8.32%
Class C                    5.39%          5.78%         8.20%
Class R                    6.24%          6.45%         8.85%
-------------------------------------------------------------
LB Market
 Benchmark2                6.48%          6.22%         8.22%
Lipper Peer
 Group3                    5.64%          5.70%         7.75%

6   Section 1  The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                       A          B         C       R/5/
------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                      4.20%/6/   None     None    None
------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends            None      None     None    None
------------------------------------------------------------------
Exchange Fees                      None      None     None    None
------------------------------------------------------------------
Deferred Sales Charge/7/           None/8/   5%/8/    1%/10/  None

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                              A        B        C       R
----------------------------------------------------------------------
Management Fees                        .49%       .49%    .49%    .49%
----------------------------------------------------------------------
12b-1 Distribution and Service Fees    .20%       .95%    .75%     --%
----------------------------------------------------------------------
Other Expenses                         .12%       .11%    .12%    .13%
----------------------------------------------------------------------
Total Operating Expense-Gross+         .81%      1.55%   1.36%    .62%
----------------------------------------------------------------------
      After Expense Reimbursements
      ----------------------------
      Expense Reimbursements          (.01%)       (.01%)  (.01%)  (.01%)
      ------------------------------------------------------------------
      Total Operating Expenses--Net    .80%        1.54%   1.35%    .61%
      ------------------------------------------------------------------


 Reflects a voluntary expense limitation by the fund's investment adviser which may be modified or discontinued at any time.

The following example is intended to help you compare the cost of investing in other Mutual fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                          Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
-------------------------------------------------------------------------
1 Year         $  499  $  553  $  138  $ 63  $  499  $  158  $  138  $ 63
-------------------------------------------------------------------------
3 Years        $  668  $  809  $  431  $199  $  668  $  490  $  431  $199
-------------------------------------------------------------------------
5 Years        $  851  $  960  $  745  $346  $  851  $  845  $  745  $346
-------------------------------------------------------------------------
10 Years       $1,380  $1,646  $1,635  $774  $1,380  $1,646  $1,635  $774

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted in the case of Classes B and

How the Fund Is Invested (as of 4/30/99)

Portfolio Statistics

Effective Maturity                           21.47 years
--------------------------------------------------------
Average Effective Duration                          8.34
--------------------------------------------------------
Weighted Average Credit Quality                       A+
--------------------------------------------------------
Number of Issues                                     194
--------------------------------------------------------



Credit Quality

AAA/U.S. Guaranteed                                  33%
--------------------------------------------------------
AA                                                   10%
--------------------------------------------------------
A                                                    13%
--------------------------------------------------------
BBB/NR                                               44%
--------------------------------------------------------

                           [PIE CHART APPEARS HERE]

U.S.Guaranteed                                      (14%)
Health Care                                         (13%)
Education and Civic Organizations                    (9%)
Transportation                                      (13%)
Utilities                                           (20%)
Other                                               (31%)


   C for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was -1.33%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper National Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper National Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.

11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                         Section 1  The Funds  7

               Nuveen Flagship Intermediate Municipal Bond Fund

Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued intermediate-term municipal bonds that offer potentially above-average total return.


The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated municipal bonds carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 .  Pursue long-term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past six years as well as annualized fund and index returns for the one- and five-year and since inception periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past six years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns
1993     1994      1995      1996     1997     1998
14.0%    (4.8%)     15.6%     4.3%     9.6%     5.8%


During the six years ending December 31, 1998, the highest and lowest quarterly returns were 5.36% and -4.26%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1- and 5-year and since inception average annual return table does.

                                    Average Annual Total Returns for
                                  the Periods Ending December 31, 1998
                                  ------------------------------------
Class                                1 Year       5 Year     Inception
----------------------------------------------------------------------
Class A (Offer)                      2.60%        5.24%        6.85%
Class C                              5.29%        5.32%        6.80%
Class R                              6.04%        5.94%        7.41%
----------------------------------------------------------------------
LB Market
 Benchmark/2/                        6.23%        5.79%        6.56%
Lipper Peer
 Group/3/                            5.62%        5.13%        5.95%

8   Section 1  The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                          A            C            R/5/
------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                         3.0%/6/     None         None
------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends              None        None         None
------------------------------------------------------------------
Exchange Fees                        None        None         None
------------------------------------------------------------------
Deferred Sales Charge/7/             None8       1%/9/        None
------------------------------------------------------------------

Annual Fund Operating Expenses/10/

Paid From Fund Assets

Share Class                          A            C             R
-------------------------------------------------------------------
Management Fees                      .50%         .50%         .50%
-------------------------------------------------------------------
12b-1 Distribution and Service Fees  .20%         .75%           -%
-------------------------------------------------------------------
Other Expenses                       .28%         .26%         .28%
-------------------------------------------------------------------
Total Operating Expenses-Gross       .98%        1.51%         .78%
-------------------------------------------------------------------
   After Expense Reimbursements
   Expense Reimbursements           (.14%)       (.15%)       (.14%)
-------------------------------------------------------------------
   Total Operating ExpensesNet       .84%        1.36%         .64%
-------------------------------------------------------------------

Reflects a voluntary expense limitation by the fund's investment adviser which may be modified or discontinued at any time.


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                     Redemption          No Redemption
Share Class     A       C       R      A       C       R
-----------------------------------------------------------
1 Year         $  397  $  154   $ 80  $  397  $  154   $ 80
-----------------------------------------------------------
3 Years        $  603  $  477   $249  $  603  $  477   $249
-----------------------------------------------------------
5 Years        $  825  $  824   $433  $  825  $  824   $433
-----------------------------------------------------------
10 Years       $1,465  $1,802   $966  $1,465  $1,802   $966
-----------------------------------------------------------

How the Fund Is Invested (as of 4/30/99)

Portfolio Statistics

Effective Maturity                               9.06 years
-----------------------------------------------------------
Average Effective Duration                             7.16
-----------------------------------------------------------
Weighted Average Credit Quality                          A+
-----------------------------------------------------------
Number of Issues                                        110

Credit Quality

AAA/U.S. Guaranteed                                     36%
-----------------------------------------------------------
AA                                                       6%
-----------------------------------------------------------
A                                                       17%
-----------------------------------------------------------
BBB/NR                                                  41%

Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

Tax Obligation/Limited                (14%)
Health Care                           (20%)
Tax Obligation/General                (12%)
Transportation                        (16%)
Utilities                             (11%)
Other                                 (27%)


1. Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted in the case of Class C for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was -1.93%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers 7 year Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Intermediate Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Intermediate Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

10.Long-term holders of Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                          Section 1  The Funds 9

               Nuveen Flagship Limited Term Municipal Bond Fund

Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued limited-term municipal bonds that offer potentially above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors and by diversifying its investment portfolio geographically.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated municipal bonds may carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 .  Earn regular monthly tax-free dividends;
 .  Preserve investment capital over time;
 .  Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 .  Pursue long-term growth;
 .  Invest through an IRA or 401(k) plan;
 .  Avoid fluctuations in share price.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/
                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns
1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
8.1%     6.6%     10.0%    8.7%     9.1%     (1.9%)   10.3%    4.1%     6.9%     5.0%

During the ten years ending December 31, 1998, the highest and lowest quarterly returns were 3.83% and -2.34%, respectively for the quarters ending 6/30/89 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                Average Annual Total Returns for
                             the Periods Ending December 31, 1998
                           -----------------------------------------
Class                          1 Year        5 Year         10 Year
--------------------------------------------------------------------
Class A (Offer)                2.35%         4.26%           6.36%
Class C                        4.63%         4.44%           6.29%
Class R                        5.20%         4.83%           6.64%
--------------------------------------------------------------------
LB Market
 Benchmark/2/                  5.85%         5.28%           7.08%
Lipper Peer
 Group/3/                      4.55%         4.22%           5.80%

10 Section 1  The Funds

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                     A           C         R/5/
---------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                  2.5%/6/     None       None
---------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                       None        None       None
---------------------------------------------------------------------------
Exchange Fees                                 None        None       None
---------------------------------------------------------------------------
Deferred Sales Charge/7/                      None/8/      1%/9/     None
---------------------------------------------------------------------------

Annual Fund Operating Expenses/10/

Paid From Fund Assets

Share Class                                     A           C          R
---------------------------------------------------------------------------
Management Fees                               .43%        .43%      .43%
---------------------------------------------------------------------------
12b-1 Distribution and Service Fees           .20%        .55%       --%
---------------------------------------------------------------------------
Other Expenses                                .14%        .14%      .14%
---------------------------------------------------------------------------
Total Operating Expenses                      .77%       1.12%      .57%
---------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                     Redemption          No Redemption
Share Class      A        C      R      A       C      R
-----------------------------------------------------------
1 Year         $  327   $  114  $ 58  $  327  $  114  $ 58
-----------------------------------------------------------
3 Years        $  490   $  356  $183  $  490  $  356  $183
-----------------------------------------------------------
5 Years        $  667   $  617  $318  $  667  $  617  $318
-----------------------------------------------------------
10 Years       $1,180   $1,363  $714  $1,180  $1,363  $714

1. Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted in the case of Class C for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/99 was -.27%.

Portfolio Statistics

Effective Maturity                 4.97 years
-----------------------------------------------
Average Effective Duration               4.61
-----------------------------------------------
Weighted Average Credit Quality            A+
-----------------------------------------------
Number of Issues                          277
-----------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                       37%
-----------------------------------------------
AA                                         6%
-----------------------------------------------
A                                         23%
-----------------------------------------------
BBB/NR                                    34%
-----------------------------------------------

Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

Health Care                             (17%)
Utilities                               (22%)
Education and Civic Organizations       (13%)
U.S. Guaranteed                          (9%)
Tax Obligation/Limited                   (9%)
Other                                   (30%)

2. Market Benchmark returns reflect the performance of the Lehman Brothers 5 year Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper National Short Intermediate Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9.  Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

10. Long-term holders of Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1 The Funds  11

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Funds

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the funds' investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the funds' portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

Nuveen Municipal Bond Fund                                  .45%
Nuveen Insured Municipal Bond Fund                          .48%
Nuveen Flagship All-American Municipal Bond Fund            .49%
Nuveen Flagship Intermediate Municipal Bond Fund            .50%
Nuveen Flagship Limited Term Municipal Bond Fund            .43%

Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the funds' shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $55 billion in assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas C. Spalding is the portfolio manager for the Municipal Bond Fund. Mr. Spalding has managed the fund since 1976 and has been a Vice President of Nuveen Advisory since 1978. Steven J. Krupa is the portfolio manager for the Insured Fund. Mr. Krupa has managed the fund since

12  Section 2  How We Manage Your Money

1994 and has been a Vice President of Nuveen Advisory since 1990. Richard Huber is the portfolio manager for the All-American Fund and the Limited Term Fund. Mr. Huber has managed the funds since 1995 and since 1987, had been an employee of Flagship Financial Inc., the funds' prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Paul Brennan is the portfolio manager for the Intermediate Fund. Mr. Brennan has managed or co-managed the fund since September 1995 and since 1991 had been an employee of Flagship Financial Inc., the fund's prior investment adviser, until becoming an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative

                                         Section 2  How We Manage Your Money  13
to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. Each fund except the Insured Municipal Bond Fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. The Insured Municipal Bond Fund will invest at least 65% of its net assets in insured municipal bonds, and will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by U.S. Government-backed securities.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The Limited Term Fund maintains a weighted average portfolio maturity of 1 to 7 years. The Intermediate Fund maintains a weighted average portfolio maturity of 5 to 10 years. All of the other funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years.

Insurance

The Insured Municipal Bond Fund primarily purchases insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently) or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance, Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The Insured Municipal Bond Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

14  Section 2  How We Manage Your Money

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates.

                                         Section 2  How We Manage Your Money  15

Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

The Insured Fund also limits investment risk by primarily buying insured municipal bonds.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 . 5% in securities of any one issuer (except for U.S. Government securities or for 25% of each fund's total assets).

 .  25% in any one industry such as electric utilities or health care.

 .  10% in borrowings (33% if used to meet redemptions).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.


16 Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares
You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for Municipal Bond Fund, Insured Municipal Bond Fund, and All-American Municipal Bond Fund is as follows:


                                                                                                               Authorized Dealer
                                                              Sales Charge as % of     Sales Charge as % of    Commission as % of
Amount of Purchase                                            Public Offering Price    Net Amount Invested     Public Offering Price
Less than $50,000                                                   4.20%                  4.38%                   3.70%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                      4.00%                  4.18%                   3.50%
-----------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                     3.50%                  3.63%                   3.00%
-----------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                     2.50%                  2.56%                   2.00%
-----------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                                   2.00%                  2.04%                   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                                 --1                     --                     1.00%1
-----------------------------------------------------------------------------------------------------------------------------------


The up-front Class A sales charge for the Intermediate Fund is as follows:

                                                                                                             Authorized Dealer
                                                              Sales Charge as % of    Sales Charge as % of   Commission as % of
Amount of Purchase                                            Public Offering Price   Net Amount Invested    Public Offering Price
Less than $50,000                                                      3.00%                  3.09%                   2.50%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                         2.50%                  2.56%                   2.00%
-----------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                        2.00%                  2.04%                   1.50%
-----------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                        1.50%                  1.52%                   1.25%
-----------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                                      1.25%                  1.27%                   1.00%
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                                    --/1/                    --                    0.75%/1/
-----------------------------------------------------------------------------------------------------------------------------------


                                    Section 3 How You Can Buy and Sell Shares 17

The up-front Class A sales charge for the Limited Term Fund is as follows:

                                                                                                             Authorized Dealer
                                                              Sales Charge as % of    Sales Charge as % of   Commission as % of
Amount of Purchase                                            Public Offering Price   Net Amount Invested    Public Offering Price
Less than $50,000                                                     2.50%                  2.56%                   2.00%
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                        2.00%                  2.04%                   1.60%
-----------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                       1.50%                  1.52%                   1.20%
-----------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                       1.25%                  1.27%                   1.00%
-----------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                                     0.75%                  0.76%                   0.60%
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                                   --/1/                     --                   0.50%/1/
-----------------------------------------------------------------------------------------------------------------------------------


1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.75% and 0.50%, respectively, for the Intermediate and Limited Term funds) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% (0.50% for the Intermediate Fund) of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.75% and 0.50%, respectively, for the Intermediate and Limited Term funds) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends. The Intermediate Fund and the Limited Term Fund do not currently offer Class B shares.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase  0-1       1-2       2-3        3-4       4-5       5-6

CDSC                    5%        4%        4%         3%        2%        1%
--------------------------------------------------------------------------------
Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% (.55% for the Limited Term Fund). The annual .20% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .55% (.35% for the Limited Term Fund) distribution fee reimburses Nuveen for paying your

18 Section 3 How You can Buy and Sell Shares financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge                    Class A Sales Charge                      Class R Eligibility
Reductions                              Waivers
 .  Rights of accumulation               .  Nuveen Defined Portfolio or            .  Certain employees and directors of
                                           Exchange-Traded Fund reinvestment         of Nuveen or employees of authorized dealers

 .  Letter of intent                     .  Certain employees and directors of     .  Bank trust departments
                                           Nuveen or employees of authorized
                                           dealers

 .  Group purchase                       .  Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers

                                    Section 3 How You Can Buy and Sell Shares 19
can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.


Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                           [LINE CHART APPEARS HERE]


20 Section 3 How You Can Buy and Sell Shares

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Special Services

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

                                 Section 3 How You Can Buy and Sell Shares   21

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

22  Section 3 How You Can Buy and Sell Shares

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                 Section 3 How You Can Buy and Sell Shares    23

Section 4 General Information

     To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The funds pay tax-free dividends monthly. In the very unlikely event that the funds realize capital gains or ordinary income subject to regular federal income tax, the funds will pay any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although very unlikely, the funds, from time to time, may distribute taxable income or capital gains. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.


24  Section 4 General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                     Taxable Equivalent Of Tax-Free Yields
-----------------------------------------------------------------------------
                   Tax-Free Yield
Tax Rate         4.00%        4.50%       5.00%       5.50%      6.00%
-----------------------------------------------------------------------------
28.0%            5.56%        6.25%       6.94%       7.64%      8.33%
-----------------------------------------------------------------------------
31.0%            5.80%        6.52%       7.25%       7.97%      8.70%
-----------------------------------------------------------------------------
36.0%            6.25%        7.03%       7.81%       8.59%      9.37%
-----------------------------------------------------------------------------
39.6%            6.62%        7.45%       8.28%       9.11%      9.93%
-----------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and


                                               Section 4 General Information  25
maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

26 Section 4 General Information

Year 2000

The funds' service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this issue. Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.


Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.


                                               Section 4 General Information  27

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which is available upon request.

Nuveen Municipal Bond Fund

                             Investment Operations                                   Less Distributions
                         ---------------------------------------       ----------------------------------------------------

Class
(Inception
Date)

                                                             Net
                                                        Realized
                                                             and                                            Ending
Year                         Beginning         Net    Unrealized                     Net                        Net
Ended                        Net Asset  Investment    Investment              Investment  Capital             Asset       Total
April 30,                        Value  Income (a)    Gain (Loss)       Total     Income    Gains    Total    Value  Return (b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (6/95)

   1999                          $9.46        $.45         $ .13        $ .58     $(.45)   $(.02)   $(.47)   $9.57        6.28%
   1998                           9.14         .46           .35          .81      (.46)    (.03)    (.49)    9.46        9.00
   1997 (c)                       9.24         .08          (.10)        (.02)     (.08)      --     (.08)    9.14        (.23)
   1997 (d)                       9.28         .48            --          .48      (.47)    (.05)    (.52)    9.24        5.26
   1996 (e)                       9.15         .34           .14          .48      (.32)    (.03)    (.35)    9.28        5.33

Class B (2/97)

   1999                           9.46         .38           .13          .51      (.38)    (.02)    (.40)    9.57        5.49
   1998                           9.15         .38           .35          .73      (.39)    (.03)    (.42)    9.46        8.09
   1997 (c)                       9.24         .09          (.11)        (.02)     (.07)      --     (.07)    9.15        (.25)
   1997 (e)                       9.23         .03           .01          .04      (.03)      --     (.03)    9.24         .47

Class C (6/95)

   1999                           9.44         .40           .15          .55      (.40)    (.02)    (.42)    9.57        5.91
   1998                           9.14         .40           .34          .74      (.41)    (.03)    (.44)    9.44        8.20
   1997 (c)                       9.23         .07          (.09)        (.02)     (.07)      --     (.07)    9.14        (.21)
   1997 (d)                       9.26         .42            --          .42      (.40)    (.05)    (.45)    9.23        4.64
   1996 (e)                       9.15         .29           .13          .42      (.28)    (.03)    (.31)    9.26        4.59

Class R (11/76)

   1999                           9.46         .47           .14          .61      (.47)    (.02)    (.49)    9.58        6.59
   1998                           9.15         .48           .34          .82      (.48)    (.03)    (.51)    9.46        9.09
   1997 (c)                       9.24         .08          (.09)        (.01)     (.08)      --     (.08)    9.15        (.09)
   1997 (d)                       9.28         .49           .01          .50      (.49)    (.05)    (.54)    9.24        5.53
   1996 (d)                       9.00         .51           .31          .82      (.51)    (.03)    (.54)    9.28        9.31
   1995 (d)                       9.28         .52          (.21)         .31      (.51)    (.08)    (.59)    9.00        3.60

                               Ratios/Supplemental Data
                            --------------------------------------------------

Class
(Inception
Date)
                                                      Ratio of Net
                                             Ratio of   Investment
                             Ending          Expenses       Income
                                Net        to Average   to Average   Portfolio
                             Assets               Net          Net    Turnover
                               (000)       Assets (a)    Assets(a)        Rate
------------------------------------------------------------------------------
Class A (6/95)

   1999                  $  120,418               .77%       4.71%         12%
   1998                      97,029               .80        4.83%         10
   1997 (c)                  70,331               .77*       5.13*          2
   1997 (d)                  68,204               .81        5.11          12
   1996 (e)                  37,089               .83*       5.14*         17

Class B (2/97)

   1999                      10,086              1.52        3.96          12
   1998                       4,136              1.56        4.05          10
   1997 (c)                     468              1.53*       4.39*          2
   1997 (e)                      43              1.51*       5.23*         12

Class C (6/95)

   1999                       7,191              1.32        4.15          12
   1998                       4,886              1.35        4.29          10
   1997 (c)                   5,360              1.32*       4.58*          2
   1997 (d)                   5,039              1.54        4.37          12
   1996 (e)                   1,915              1.58*       4.39*         17

Class R (11/76)

   1999                   2,834,016               .57        4.90          12
   1998                   2,818,442               .60        5.04          10
   1997 (c)               2,774,648               .57*       5.33*          2
   1997 (d)               2,818,214               .57        5.35          12
   1996 (d)               2,878,641               .59        5.53          17
   1995 (d)               2,741,178               .59        5.79          17


  *  Annualized.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the two months ended April 30.
(d)  For the fiscal year ended February 28/29.
(e)  From commencement of class operations as noted through February 28/29.

   28 Section 5 Financial Highlights

Nuveen Insured Municipal Bond Fund


                                       Investment Operations             Less Distributions
                                ----------------------------------  -----------------------------
Class
(Inception
Date)
                                                     Net
                                                Realized
                                                     and                                             Ending
Year                 Beginning         Net    Unrealized                    Net                         Net
Ended                Net Asset  Investment    Investment             Investment   Capital             Asset      Total
April 30,                Value   Income (a)  Gain (Loss)     Total       Income     Gains   Total     Value  Return(b)
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)

   1999                 $11.03        $.54        $ .16      $ .70        $(.54)   $(.03)   $(.57)   $11.16      6.43%
   1998                  10.66         .54          .41        .95         (.55)    (.03)    (.58)    11.03      9.05
   1997 (c)              10.82         .09         (.16)      (.07)        (.09)      --     (.09)    10.66      (.63)
   1997 (d)              10.97         .56         (.13)       .43         (.54)    (.04)    (.58)    10.82      4.04
   1996 (d)              10.40         .54          .57       1.11         (.54)      --     (.54)    10.97     10.90
   1995 (e)              10.31         .26          .12        .38         (.27)    (.02)    (.29)    10.40      3.84

Class B (2/97)

   1999                  11.03         .45          .16        .61         (.45)    (.03)    (.48)    11.16      5.63
   1998                  10.67         .46          .39        .85         (.46)    (.03)    (.49)    11.03      8.14
   1997 (c)              10.82         .09         (.16)      (.07)        (.08)      --     (.08)    10.67      (.65)
   1997 (e)              10.80         .04          .02        .06         (.04)      --     (.04)    10.82       .55

Class C (9/94)

   1999                  10.92         .47          .16        .63         (.47)    (.03)    (.50)    11.05      5.86
   1998                  10.56         .48          .39        .87         (.48)    (.03)    (.51)    10.92      8.39
   1997 (c)              10.72         .08         (.16)      (.08)        (.08)      --     (.08)    10.56      (.73)
   1997 (d)              10.85         .46         (.09)       .37         (.46)    (.04)    (.50)    10.72      3.48
   1996 (d)              10.31         .46          .54       1.00         (.46)      --     (.46)    10.85      9.88
   1995 (e)              10.29         .23          .08        .31         (.27)    (.02)    (.29)    10.31      3.09

Class R (12/86)

   1999                  10.98         .56          .15        .71         (.55)    (.03)    (.58)    11.11      6.62
   1998                  10.62         .56          .39        .95         (.56)    (.03)    (.59)    10.98      9.17
   1997 (c)              10.78         .09         (.15)      (.06)        (.10)      --     (.10)    10.62      (.60)
   1997 (d)              10.92         .57         (.11)       .46         (.56)    (.04)    (.60)    10.78      4.38
   1996 (d)              10.38         .57          .54       1.11         (.57)      --     (.57)    10.92     10.94
   1995 (d)              10.81         .57         (.40)       .17         (.58)    (.02)    (.60)    10.38      1.85

                                     Ratios/Supplemental Data
                           ----------------------------------------------




                                                  Ratio of Net
                                        Ratio of    Investment
                             Ending     Expenses        Income
                                Net   to Average    to Average  Portfolio
                             Assets          Net           Net   Turnover
                              (000)   Assets (a)    Assets (a)       Rate
-------------------------------------------------------------------------
Class A (9/94)

   1999                    $109,986          .81%       4.80%         13%
   1998                      90,459          .86        4.91          40
   1997 (c)                  69,291          .84*       5.12*         12
   1997 (d)                  68,268          .87        5.07          35
   1996 (d)                  46,943          .91        5.01          27
   1995 (e)                  14,097         1.00*       5.55*         25

Class B (2/97)

   1999                      13,602         1.56        4.05          13
   1998                       4,992         1.61        4.14          40
   1997 (c)                     488         1.59*       4.36*         12
   1997 (e)                     228         1.58*       4.84*         35

Class C (9/94)

   1999                      10,947         1.36        4.25          13
   1998                       8,037         1.41        4.36          40
   1997 (c)                   5,615         1.39*       4.57*         12
   1997 (d)                   5,448         1.61        4.33          35
   1996 (d)                   5,151         1.63        4.34          27
   1995 (e)                   3,979         1.75*       4.83*         25

Class R (12/86)

   1999                     726,228          .62        5.00          13
   1998                     727,068          .66        5.12          40
   1997 (c)                 714,622          .64*       5.31*         12
   1997 (d)                 732,587          .63        5.31          35
   1996 (d)                 761,936          .63        5.33          27
   1995 (d)                 736,702          .64        5.67          25

  *  Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  For the two months ended April 30.

(d)  For the fiscal year ended February 28/29.

(e)  From commencement of class operations as noted through February 28/29.

                                             Section 5  Financial Highlights  29

Nuveen Flagship All-American Municipal Bond Fund+


                                          Investment Operations             Less Distributions
                                   ----------------------------------  ------------------------------

Class
(Inception
Date)
                                                        Net
                                                   Realized
                                                        and                                              Ending
Year                    Beginning         Net    Unrealized                   Net                           Net
Ended                   Net Asset  Investment    Investment            Investment    Capital              Asset      Total
April 30,                   Value  Income (a)   Gain (Loss)     Total      Income      Gains    Total     Value   Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (10/88)

   1999                    $11.32        $.57        $ .12      $ .69      $(.57)     $(.01)   $(.58)   $11.43       6.23%
   1998                     10.90         .60          .51       1.11       (.60)      (.09)    (.69)    11.32      10.32
   1997 (c)                 10.67         .55          .29        .84       (.55)      (.06)    (.61)    10.90       8.02
   1996 (d)                 10.79         .61         (.12)       .49       (.61)        --     (.61)    10.67       4.64
   1995 (d)                 10.61         .63          .18        .81       (.63)        --     (.63)    10.79       8.01
   1994 (d)                 11.07         .65         (.30)       .35       (.65)      (.16)++  (.81)    10.61       2.99

Class B (2/97)

   1999                     11.33         .49          .12        .61       (.49)      (.01)    (.50)    11.44       5.46
   1998                     10.91         .51          .51       1.02       (.51)      (.09)    (.60)    11.33       9.51
   1997 (e)                 10.98         .12         (.06)       .06       (.13)        --     (.13)    10.91        .54

Class C (6/93)

   1999                     11.31         .51          .12        .63       (.51)      (.01)    (.52)    11.42       5.69
   1998                     10.89         .53          .52       1.05       (.54)      (.09)    (.63)    11.31       9.75
   1997 (c)                 10.66         .50          .29        .79       (.50)      (.06)    (.56)    10.89       7.48
   1996 (d)                 10.78         .55         (.12)       .43       (.55)        --     (.55)    10.66       4.07
   1995 (d)                 10.60         .57          .18        .75       (.57)        --     (.57)    10.78       7.42
   1994 (f)                 11.09         .57         (.32)       .25       (.57)      (.17)++  (.74)    10.60       2.16*

Class R (2/97)

   1999                     11.32         .60          .13        .73       (.60)      (.01)    (.61)    11.44       6.54
   1998                     10.91         .61          .51       1.12       (.62)      (.09)    (.71)    11.32      10.45
   1997 (e)                 10.99         .15         (.07)       .08       (.16)        --     (.16)    10.91        .69

                                            Ratios/Supplemental Data
                                  ---------------------------------------------



                                                        Ratio of Net
                                              Ratio of    Investment
                                  Ending      Expenses        Income
                                     Net    to Average    to Average  Portfolio
                                  Assets           Net           Net   Turnover
                                   (000)    Assets (a)     Assets(a)       Rate
-------------------------------------------------------------------------------
Class A (10/88)

   1999                         $312,238          .80%         4.98%        10%
   1998                          236,691           81          5.27         20
   1997 (c)                      216,575          .87*         5.54*        39
   1996 (d)                      207,992          .83          5.60         79
   1995 (d)                      185,495          .76          6.02         71
   1994 (d)                      159,867          .62          5.77         81

Class B (2/97)

   1999                           31,804         1.54          4.23         10
   1998                            8,706         1.56          4.47         20
   1997 (e)                          711         1.55*         4.83*        39

Class C (6/93)

   1999                           80,036         1.35          4.43         10
   1998                           62,336         1.36          4.72         20
   1997 (c)                       54,850         1.42*         4.99*        39
   1996 (d)                       47,314         1.37          5.05         79
   1995 (d)                       45,242         1.31          5.47         71
   1994 (f)                       39,997         1.09*         5.16*        81

Class R (2/97)

   1999                            2,737          .61          5.17         10
   1998                            4,510          .61          5.42         20
   1997 (e)                          183          .61*         5.95*        39

*    Annualized.

+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.

++ The amounts shown include a distribution in excess of capital gains of $.10 per share.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge, and are not annualized except where noted.

(c)  For the 11 months ended April 30.

(d)  For the year ended May 31.

(e)  From commencement of class operations as noted through April 30.

(f)  From commencement of class operations as noted through May 31.

30  Section 5   Financial Highlights

Nuveen Flagship Intermediate Municipal Bond Fund+

                                            Investment Operations                 Less Distributions
                                       -------------------------------       -----------------------------
Class
(Inception
Date)
                                                            Net
                                                       Realized
                                                            and                                               Ending
Year                         Beginning         Net   Unrealized                    Net                           Net
Ended                        Net Asset  Investment   Investment             Investment    Capital              Asset       Total
April 30,                        Value  Income (a)  Gain (Loss)     Total       Income      Gains    Total     Value  Return (b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)

          1999                  $10.88        $.49        $ .17     $ .66        $(.50)  $   (.04)   $(.54)   $11.00        6.14%
          1998                   10.47         .52          .41       .93         (.52)        --     (.52)    10.88        8.97
          1997 (c)               10.27         .47          .20       .67         (.47)        --     (.47)    10.47        6.64
          1996 (d)               10.29         .51         (.02)      .49         (.51)        --     (.51)    10.27        4.84
          1995 (d)               10.16         .51          .13       .64         (.51)        --     (.51)    10.29        6.63
          1994 (d)               10.35         .52         (.13)      .39         (.52)   (.06)++     (.58)    10.16        3.72

Class C (12/95)

          1999                   10.89         .43          .18       .61         (.44)      (.04)    (.48)    11.02        5.66
          1998                   10.47         .46          .42       .88         (.46)        --     (.46)    10.89        8.47
          1997 (c)               10.28         .44          .17       .61         (.42)        --     (.42)    10.47        6.00
          1996 (f)               10.57         .23         (.30)     (.07)        (.22)        --     (.22)    10.28       (1.78)*

Class R (2/97)

          1999                   10.86         .52          .16       .68         (.51)      (.04)    (.55)    10.99        6.42
          1998                   10.45         .54          .41       .95         (.54)        --     (.54)    10.86        9.17
          1997 (e)               10.60         .13         (.15)     (.02)        (.13)        --     (.13)    10.45        (.15)

                                                  Ratios/Supplemental Data
                                            ----------------------------------------
Class
(Inception
Date)
                                                                      Ratio of Net
                                                       Ratio of         Investment
                                       Ending          Expenses             Income
Year                                      Net        to Average         to Average     Portfolio
Ended                                  Assets               Net                Net      Turnover
April 30,                               (000)        Assets (a)         Assets (a)          Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)

          1999                        $51,773               .84%              4.46%           23%
          1998                         42,339               .79               4.76            20
          1997 (c)                     40,906               .68*              4.96*           26
          1996 (d)                     46,742               .62               4.86            81
          1995 (d)                     42,069               .54               5.15           102
          1994 (d)                     35,891               .40               4.93            69

Class C (12/95)

          1999                          9,855              1.36               3.91            23
          1998                          3,533              1.34               4.20            20
          1997 (c)                      2,540              1.23*              4.38*           26
          1996 (f)                      1,187              1.13*              4.28*           81

Class R (2/97)

          1999                            707               .64               4.66            23
          1998                            602               .59               4.95            20
          1997 (e)                        469               .40*              5.40*           26
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Intermediate.
++ The amount shown includes a distribution in excess of capital gains of $.01 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  For the 11 months ended April 30.
(d)  For the year ended May 31.
(e)  From commencement of class operations as noted through April 30.
(f)  From commencement of class operations as noted through May 31.

                                               Section 5 Financial Highlights 31

Nuveen Flagship Limited Term Municipal Bond Fund+

                                            Investment Operations                 Less Distributions
                                       -------------------------------       -----------------------------
Class
(Inception
Date)
                                                            Net
                                                       Realized
                                                            and                                               Ending
Year                         Beginning         Net   Unrealized                    Net                           Net
Ended                        Net Asset  Investment   Investment             Investment    Capital              Asset       Total
April 30,                        Value  Income (a)  Gain (Loss)     Total       Income      Gains    Total     Value  Return (b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)

          1999                  $10.80        $.49        $ .10     $ .59        $(.50)     $  --     (.50)   $10.89        5.57%
          1998                   10.61         .51          .19       .70         (.51)        --     (.51)    10.80        6.67
          1997 (c)               10.57         .46          .04       .50         (.46)        --     (.46)    10.61        4.78
          1996 (d)               10.65         .51         (.09)      .42         (.50)        --     (.50)    10.57        4.03
          1995 (d)               10.60         .51          .04       .55         (.50)        --     (.50)    10.65        5.41
          1994 (d)               10.74         .52         (.13)      .39         (.52)      (.01)    (.53)    10.60        3.58

Class C (12/95)

          1999                   10.79         .45          .10       .55         (.47)        --     (.47)    10.87        5.13
          1998                   10.60         .47          .19       .66         (.47)        --     (.47)    10.79        6.33
          1997 (c)               10.56         .44          .03       .47         (.43)        --     (.43)    10.60        4.49
          1996 (f)               10.76         .22         (.19)      .03         (.23)        --     (.23)    10.56         .46*

Class R (2/97)

          1999                   10.78         .51          .11       .62         (.53)        --     (.53)    10.87        5.81
          1998                   10.59         .53          .19       .72         (.53)        --     (.53)    10.78        6.87
          1997 (e)               10.73         .12         (.13)     (.01)        (.13)        --     (.13)    10.59        (.09)

                                                  Ratios/Supplemental Data
                                            ----------------------------------------
Class
(Inception
Date)
                                                                      Ratio of Net
                                                       Ratio of         Investment
                                       Ending          Expenses             Income
Year                                      Net        to Average         to Average     Portfolio
Ended                                  Assets               Net                Net      Turnover
April 30,                               (000)        Assets (a)         Assets (a)          Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)

          1999                       $456,171               .77%              4.45%           16%
          1998                        438,134               .77               4.70            30
          1997 (c)                    425,401               .80*              4.76*           29
          1996 (d)                    489,157               .79               4.77            39
          1995 (d)                    569,196               .74               4.88            20
          1994 (d)                    704,627               .70               4.76            22

Class C (12/95)

          1999                         88,044              1.12               4.09            16
          1998                         33,952              1.12               4.35            30
          1997 (c)                     23,551              1.11*              4.44*           29
          1996 (f)                     15,415              1.19*              4.17*           39

Class R (2/97)

          1999                          1,173               .57               4.64            16
          1998                            701               .59               4.86            30
          1997 (e)                         40               .55*              5.07*           29
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  For the 11 months ended April 30.
(d)  For the year ended May 31.
(e)  From commencement of class operations as noted through April 30.
(f)  From commencement of class operations as noted through May 31.

32 Section 5 Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                  Louisiana                North Carolina
California/1/            Maryland                 Ohio
Colorado                 Massachusetts/1/         Pennsylvania
Connecticut              Michigan                 Tennessee
Florida                  Missouri                 Virginia
Georgia                  New Jersey               Wisconsin
Kansas                   New Mexico
Kentucky                 New York/1/


Cash Reserves

Money Market Fund

Municipal Money Market Fund

California Tax-Exempt Money Market Fund

New York Tax-Exempt Money Market Fund


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the Funds' investments is available in the Funds' annual and semi-annual report to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07873.

1. Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                     NUVEEN
                                MUNICIPAL TRUST

            Relating to the Acquisition of Assets and Liabilities of
                    Nuveen Intermediate Municipal Bond Fund

                             DATED: AUGUST   , 2000

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides information about the Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund"), a series of the Nuveen Municipal Trust, an open-end investment company organized as a Massachusetts business trust (formerly known as Nuveen Flagship Municipal Trust, the "Municipal Trust"), in addition to information contained in the
Prospectus/Proxy Statement of the Surviving Fund, dated August   , 2000, which
also serves as the proxy statement of the Nuveen Intermediate Municipal Bond Fund (formerly known as the Nuveen Flagship Intermediate Municipal Bond Fund, the "Fund"), a series of the Municipal Trust, in connection with the issuance of Class A, C and R shares of the Surviving Fund to shareholders of the Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Funds located at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling (312) 917-7700 or (800) 257-8787.

                               TABLE OF CONTENTS

                                                                  PAGE
PROPOSED REORGANIZATION OF THE FUND.........................            1
ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE
  FUND......................................................            1
FINANCIAL STATEMENTS........................................            1
Agreement and Plan of Reorganization........................    Exhibit A
Statement of Additional Information for the Surviving Fund
  and the Fund..............................................    Exhibit B
Financial Statements for the Surviving Fund and the Fund....    Exhibit C

     The Funds will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE FUND

     The shareholders of the Fund are being asked to approve an acquisition of all of the assets of the Fund solely in exchange for Class A, C and R shares of the Surviving Fund and the Surviving Fund's assumption of the liabilities of the Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Surviving Fund and the Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Exhibit A.

ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Surviving Fund and the Fund, dated August 27, 1999, attached as Exhibit B to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are the audited financial statements for the Surviving Fund and the Fund for the fiscal year ended April 30, 2000, attached as Exhibit C.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of [Date], 2000, by and between the Nuveen Intermediate Duration Municipal Bond Fund (the "Acquiring Fund"), a series of the Nuveen Flagship Municipal Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), and the Nuveen Flagship Intermediate Municipal Bond Fund (the "Acquired Fund"), a series of the Trust.

                                   WITNESSETH:

         WHEREAS, the Board of Trustees of the Trust, on behalf of the Acquiring Fund and Acquired Fund respectively, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

          WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

          NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.        PLAN OF TRANSACTION.

          A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

          B. Consideration. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will
(i) deliver to the Acquired Fund, full and fractional Class A, Class C and Class R shares of beneficial interest of the Acquiring Fund having aggregate net asset value in an amount equal to the aggregate value of Class A, Class C and Class R shares, respectively, of the Acquired Fund determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's liabilities as described in Section 3E hereof (the "Liabilities"). The calculation of full and fractional Class A, Class C and Class R shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class C and Class R shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the Amount determined pursuant to this Section 1B and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund in accordance with their holdings of Class A, Class C or Class R shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2. CLOSING OF THE TRANSACTION.

          Closing Date. The closing shall occur October 27, 2000 or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date").

3.        PROCEDURE FOR REORGANIZATION.

          A. Valuation. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

          B. Delivery of Fund Assets. The Assets shall be delivered to The Chase Manhattan Bank, 4 New York Plaza, New York 10004, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Acquired Fund.

          C. Failure to Deliver Securities. If the Acquired Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

          D. Shareholder Accounts. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class C and Class R shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest stock of the Acquired Fund shall become null and void.

          E. Liabilities. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

          F. Expenses. In the event that the transactions contemplated herein are consummated, the Acquired Fund agrees to pay (i) for the reasonable outside expenses of the Acquired Fund and the Acquiring Fund for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Acquiring Fund Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Acquired Fund shareholder proxies; (ii) the Acquired Fund's and Acquiring Fund's legal counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses of the Acquired Fund and the Acquiring Fund incurred to the date of termination of this Agreement shall be borne by the Acquired Fund.

          G. Liquidation and Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund Trust and the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund as a series in accordance with Massachusetts law and the Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.        ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES.

          The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

          A. Organization. The Acquired Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquired Fund is a separate series of the Acquired Fund Trust duly designated in accordance with the applicable provisions of the Acquired Fund Trust's Declaration of Trust. The Acquired Fund Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

          B. Registration. The Acquired Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a diversified series of the Acquired Fund Trust. The
Acquired Fund Trust and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters' rights.

          C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year ended April 30, 1999, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. Financial Statements. The Acquired Fund shall furnish to the Acquiring Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund for the period ended October 31, 1999 and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

          E. Contingent Liabilities. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

          F. Material Agreements. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

          G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

          H. Corporate Authority. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund Trust's Board of Trustees, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.

          I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund Trust's Declaration of Trust or the Designation of Series of the Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligations to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act of 1933 (the "Securities Act"), the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

          J. Title. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

          K. Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4K apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

          L. Tax Qualification. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years on or prior to the Closing Date.

          M. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

5.        THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

          The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

          A. Organization. The Acquiring Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquiring Fund is a separate series of the Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust's Declaration of Trust. The Acquiring Fund Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Acquiring Fund Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

          B. Registration. The Acquiring Fund Trust is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified series of the Acquiring Fund Trust. The Acquiring Fund Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) and not subject to pre-emptive or dissenters rights.

          C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended April 30, 1999, true and complete copies of which have been heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. Financial Statements. The Acquiring Fund shall furnish to the Acquired Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund for the period ended October 31, 1999, and
(ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

          E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

          F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

          G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

          H. Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.

          I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund Trust's Declaration of Trust or the Designation of Series of the Acquiring Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund).

          J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

          K. Shares of the Acquiring Fund Registration. The Acquiring Fund Shares to be issued pursuant to Section I hereof will be duly registered under the Securities Act and all applicable state securities laws.

          L. Shares of the Acquiring Fund: Authorization. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section I hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable (except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations) by the Acquiring Fund Trust and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

          M. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

          N. Tax Qualification. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.

6.        COVENANTS.

          During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

          A. Other Actions. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

          B. Government Filings; Consents. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Massachusetts.

          C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

          D. Access to Information. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

          E. Shareholders Meeting. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

          F. Coordination of Portfolios. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

          G. Distribution of the Shares. At Closing the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

          H. Brokers or Finders. Each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

          I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.

          J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

          K. Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP, counsel to the Acquired Fund, to render the tax opinion contemplated herein.

          L. Declaration of Dividend. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed at least 98% of its taxable ordinary income and 98% of the excess of its realized capital gains over its realized capital losses for the current taxable year through the Closing Date and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the acquired fund paid no federal income tax.

7.        CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

          The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:

          A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in the Acquired Fund.

          B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

          C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

          D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

          E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

          F. Tax Opinion. The Acquired Fund shall have obtained an opinion from Morgan, Lewis & Bockius LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

          G. Opinion of Counsel. The Acquired Fund shall have received the opinion of Morgan, Lewis & Bockius LLP, counsel for the Acquiring Fund Trust and Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that: (i) the Acquiring Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Board of Trustees of the Acquiring Fund Trust has duly designated the Acquiring Fund as a series of the Acquiring Fund Trust pursuant to the terms of the Declaration of Trust of the Acquiring Fund Trust; (iii) the Acquiring Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (v) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund Trust or Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund Trust as being applicable to the Acquiring Fund Trust or the Acquiring Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund, (vii) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund Trust or the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund Trust and the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

          H. Officer Certificates. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

8.        CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

          The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

          A. Acquired Fund Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Acquired Fund.

          B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

          C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

          D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

          E. No Injunctions or Restraints, Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

          F. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Morgan, Lewis & Bockius LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.

          G. Opinion of Counsel. The Acquiring Fund shall have received the opinion of Morgan, Lewis & Bockius LLP, counsel for the Acquired Fund Trust and the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund Trust is duly organized and existing under the laws of the State of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;" (ii) the Board of Trustees of the Acquired Fund Trust has duly designated the Acquired Fund as a series of the Acquired Fund Trust pursuant to the terms of the Declaration of Trust of the Acquired Fund Trust; (iii) the Acquired Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund Trust and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (v) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund Trust or Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund Trust as being applicable to the Acquired Fund Trust or Acquired Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and the filing of an amendment to the Trust's Designation of Series in connection with the termination of the Acquired Fund.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Massachusetts or Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

          H. Shareholder List. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.

          I. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that (ii) from the date of this Agreement through the Closing Date, there shall not have been:

                   (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

                   (2) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;

                   (3) any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement;

                   (4) any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

                   (5) any amendment of the Acquired Fund Trust's Declaration of Trust or Designation of Series of the Acquired Fund; or

                   (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9.        AMENDMENT, WAIVER AND TERMINATION.

          A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund, provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which would have a material adverse affect on the interests of the Acquired Fund's shareholders without obtaining Acquired Fund's shareholder approval thereof.

          B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

          C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

                   (1) by the mutual consents of the Board of the Acquiring Fund Trust and Acquired Fund Trust on behalf of the Acquired Fund and Acquiring Fund, respectively;

                   (2) by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof,

                   (3) by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof,

                   (4) by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to October 27, 2000 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

10.       REMEDIES.

          In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11.       SURVIVAL.

          The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12.       NOTICES.

          All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Acquired Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13.       SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14.       BOOKS AND RECORDS.

          The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending April 30, 1997, April 30, 1998, and April 30, 1999; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

15.       GENERAL.

          This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16.       LIMITATION OF LIABILITY.

          Consistent with the Acquiring Fund Trust's and the Acquired Fund Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust on behalf of the Acquiring Fund and the Acquired Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund Trust, Acquired Fund Trust, Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

          IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                 TRUST, on behalf of ACQUIRING
FUND


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------



Attest:
       ----------------------------
Title:
      -----------------------------


                                 TRUST, on behalf of ACQUIRED FUND

                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------


Attest:
       ----------------------------
Title:
      -----------------------------

                                                                         Annex A


[Date]


Nuveen Intermediate Duration Municipal Bond Fund
333 West Wacker Drive
Chicago, IL 60606

Nuveen Flagship Intermediate Municipal Bond Fund
333 West Wacker Drive
Chicago, IL 60606

Re: Agreement and Plan of Reorganization by and between the Nuveen Intermediate Duration Municipal Bond Fund and the Nuveen Flagship Intermediate Municipal Bond Fund


Ladies and Gentlemen:

You have requested our opinion regarding certain Federal income tax consequences of the proposed reorganization ("Reorganization") by and between the Nuveen Flagship Intermediate Municipal Bond Fund (the "Acquired Fund"), a series of the Nuveen Flagship Municipal Trust (the "Trust"), a business trust formed under the laws of the Commonwealth of Massachusetts, and the Nuveen Intermediate Duration Municipal Bond Fund (the "Acquiring Fund"), a series of the Trust, in connection with the execution and delivery of the Agreement and Plan of Reorganization (the "Agreement"), dated as of [Date]. The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Acquiring Fund's Shares") and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, followed by the distribution of the Acquiring Fund's Shares to the holders of shares of the Acquired Fund ("Acquired Fund's Shares") in exchange for such Acquired Fund's Shares in complete liquidation of the Acquired Fund. The foregoing will be accomplished pursuant to the Agreement. This opinion letter is delivered to you pursuant to Sections 7F and 8F

Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Flagship Intermediate Bond Fund
[Date]
Page 2


of the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of
(i) the Agreement, and (ii) such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. Our opinion is based in part on the facts set forth below. We have not undertaken an independent investigation or verification of these facts or of the information set forth either in the aforementioned documents or in other documents that we have reviewed.

       1. The Reorganization will be consummated in compliance with the material terms of the Agreement, and none of the material terms and conditions therein have been waived or modified and neither party has any plan or intention to waive or modify any such material condition.

       2. The Acquiring Fund and the Acquired Fund each have been and will continue to be treated as a corporation for Federal income tax purposes.

       3. Neither the Acquired Fund nor the Acquired Fund's shareholders shall own more than 50 percent of the Acquiring Fund's shares following the Reorganization.

       4. The fair market value of the Acquiring Fund's Shares to be received by the Acquired Fund's shareholders in the Reorganization will be approximately equal to the fair market value of the shares in the Acquired Fund surrendered and exchanged therefor.

       5. No consideration other than the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

       6. The Acquiring Fund has no plan or intention to sell additional shares of beneficial interest in the Acquiring Fund or to redeem or otherwise reacquire

Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Flagship Intermediate Bond Fund
[Date]
Page 3


            any of the Acquiring Fund's Shares issued in the Reorganization other than in the ordinary course of its business as a regulated investment company.

       7. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Acquired Fund's assets to be acquired by it in the Reorganization except for dispositions made in the ordinary course of its business as a regulated investment company.

       8. Following the Reorganization, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund's assets in its business.

       9. Immediately following consummation of the Reorganization, the Acquiring Fund will possess the same liabilities as those possessed by the Acquired Fund immediately prior to the Reorganization. The fair market value of the assets of the Acquired Fund acquired by the Acquiring Fund will exceed the liabilities of the Acquired Fund assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the acquired assets are subject.

       10. There is no intercorporate indebtedness existing between the Acquiring Fund and the Acquired Fund that was issued, acquired, or will be settled at a discount.

       11. The Acquiring Fund will meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company.

       12. The Acquiring Fund does not own nor will it acquire prior to the consummation of the Reorganization any shares of beneficial interest in the Acquired Fund.

       13. Not more than 25 percent of the value of the total assets of both the Acquired Fund and the Acquiring Fund is invested in the stock and securities of any one issuer and not more than 50 percent of the value of those total assets is invested in the stock and securities of five or fewer issuers.

Our opinion summarizes certain Federal income tax consequences of the Reorganization to holders of shares in the Acquired Fund (individually, a "Shareholder" and, collectively, the

Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Flagship Intermediate Bond Fund
[Date]
Page 4


"Shareholders"). Our opinion does not address all aspects of Federal income taxation that may be relevant to particular Shareholders and may not be applicable to Shareholders who are not citizens or residents of the United States. Further, our opinion does not address the effect of any applicable foreign, state, local or other tax laws.

In rendering our opinion, we have considered the applicable provisions of the Code, Treasury Regulations, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant.

Based upon and subject to the foregoing, we are of the opinion that the Reorganization will, under current law, constitute a tax-free reorganization under Section 368(a) of the Code, and that the Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of section 368(b) of the Code.

The Reorganization, as a tax-free reorganization, will have the following Federal income tax consequences for the Shareholders, the Acquired Fund, and the Acquiring Fund:

        1. No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets in exchange solely for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;

        2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;


        3. The basis of the Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Reorganization;

        4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the Reorganizations;

Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Flagship Intermediate Bond Fund
[Date]
Page 5


       5. No gain or loss will be recognized by the Acquired Fund on the distribution of the Acquiring Fund's Shares to the Acquired Fund's shareholders in exchange for Acquired Fund's Shares;

       6. No gain or loss will be recognized by the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund's Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund's Shares;

       7. The basis of the Acquiring Fund's Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of that Acquired Fund's shareholders' Acquired Fund's Shares surrendered in exchange therefor; and

       8. The holding period of the Acquiring Fund's Shares received by the Acquired Fund's shareholders will include the Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund's Shares surrendered in exchange therefor, provided that said Acquired Fund's Shares were held as capital assets on the date of the Reorganization.

Except as set forth above, we express no opinion as to the tax consequences to any party, whether Federal, state, local or foreign, of the Reorganization or the Agreement or of any transactions related to the Reorganization or the Agreement or contemplated by the Reorganization or the Agreement. This opinion is being furnished to you in connection with the Reorganization and the Agreement and solely for your benefit in connection therewith and may not be used or relied upon for any other purpose and may not be circulated, quoted or otherwise referred to for any other purpose without our express written consent.

Very truly yours,


Morgan, Lewis & Bockius LLP

                                                            August 27, 1999

NUVEEN FLAGSHIP MUNICIPAL TRUST

Nuveen Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Flagship All-American Municipal Bond Fund

Nuveen Flagship Intermediate Municipal Bond Fund

Nuveen Flagship Limited Term Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Municipal Trust dated August 27, 1999. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-18
Investment Adviser and Investment Management Agreement..................... S-26
Portfolio Transactions..................................................... S-27
Net Asset Value............................................................ S-28
Tax Matters................................................................ S-29
Performance Information.................................................... S-33
Additional Information on the Purchase and Redemption of Fund Shares....... S-41
Distribution and Service Plan.............................................. S-49
Independent Public Accountants and Custodian............................... S-50
Financial Statements....................................................... S-50
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government or to the investment of 25% of such Fund's assets.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Municipal Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has six series: the Nuveen Municipal Bond Fund (originally incorporated in Maryland on October 8, 1976 and reorganized as a Massachusetts business trust on June 12, 1995); the Nuveen Insured Municipal Bond Fund (formerly a series of the Nuveen Insured Tax-Free Bond Fund, Inc., a Minnesota corporation incorporated on July 14,
1986); the Nuveen Flagship All-American Municipal Bond Fund (formerly the Flagship All-American Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Intermediate Municipal Bond Fund (formerly the Flagship Intermediate Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Limited Term Municipal Bond Fund (formerly the Flagship Limited Term Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen High Yield Municipal Bond Fund. The Nuveen High Yield Municipal Bond Fund is not included in this Statement of Additional Information. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each Fund invests primarily in a diversified portfolio of Municipal Obligations issued within the 50 states and certain U.S. possessions and territories. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen

Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Year 2000 Issues

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

Insurance

  Each insured Municipal Obligation held by the Nuveen Insured Municipal Bond Fund will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund currently maintains a policy of Portfolio Insurance with MBIA Insurance Corporation, Ambac Assurance Corporation, Financial Security Assurance Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Fund may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Fund will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). The Fund currently intends to obtain insurance polices only from mono-line insurers specializing in insuring municipal debt. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of the Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Fund's policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down-grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time the Fund purchases securities.

  In addition to insured Municipal Obligations, the Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been
(1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of the Fund's assets.

  Each insured Municipal Obligation in which the Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of the Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable the Fund to enhance the value of such Municipal Obligation. The Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by the Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that the Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by the Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by the Fund.

  One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  The Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by the Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Fund were not covered by policies of Portfolio Insurance during the year ended April 30, 1999, premium expenses as a percentage of the value of Municipal Obligations held by the Fund for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Nuveen Insured Municipal Bond Fund currently maintains policies of Portfolio Insurance.

  Ambac Assurance Corporation ("Ambac Assurance")

  Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $3,573,000,000 (unaudited) and statutory capital of approximately $2,139,000,000 (unaudited) as of June 30, 1999. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have assigned a triple-A financial strength rating to Ambac Assurance.

  Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

  Ambac Assurance makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the preparation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "Ambac Assurance Corporation".

  Financial Security Assurance Inc. ("Financial Security")

  Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include White Mountains Insurance Group, Inc., XL Capital Ltd., MediaOne Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of June 30, 1999, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,107,636,000 (audited) and $621,693,000 (audited), the total shareholders' equity and the total net unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,137,952,000 (audited) and $520,986,000 (audited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022,
Attention: Communications Department. Financial Security's telephone number is
(212) 826-0100. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at Holdings' website: www.fsa.com.

  MBIA Insurance Corporation ("MBIA")

  The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

  As of December 31, 1998 the Insurer had admitted assets of $6.5 billion (audited), total liabilities of $4.2 billion (audited), and total capital and surplus of $2.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1999, the Insurer had admitted assets of $6.7 billion (unaudited), total liabilities of $4.4 billion (unaudited), and total capital and surplus of $2.3 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

  Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

  The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  Financial Guaranty Insurance Company ("Financial Guaranty")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Fund. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1999, the total capital and surplus of Financial Guaranty was $1,274,619,558. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: (212) 480-5187).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Funds or the Board of Trustees of the Funds.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of Ambac Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

  The portfolio turnover rates for the Funds, for the 1998 and 1999 fiscal year-end of each Fund as indicated, were

                                                                        Fiscal
                                                                         Year
                                                                       ---------
                                                                       1998 1999
                                                                       ---- ----
      Nuveen Municipal Bond Fund...................................... 10%  12%
      Nuveen Insured Municipal Bond Fund.............................. 40%  13%
      Nuveen Flagship All-American Municipal Bond Fund................ 20%  10%
      Nuveen Flagship Intermediate Municipal Bond Fund................ 20%  23%
      Nuveen Flagship Limited Term Municipal Bond Fund................ 30%  16%

When-issued or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Temporary Investments

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues.

  Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association,

Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Trust    During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, John Nuveen &
                                                            Co. Incorporated, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and John Nuveen
                                                            & Co. Incorporated;
                                                            Director of Nuveen
                                                            Advisory Corp. (since
                                                            1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999).

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company.

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers               4/3/33 Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.

-------------------------------------------------------------------------------
                       Date of  Positions and       Principal Occupations
 Name and Address      Birth    Offices with Trust  During Past Five Years
-------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee             Executive Director, Gaylord
 35 E. Wacker Drive                                 and Dorothy Donnelley
 Suite 2600                                         Foundation (since 1994);
 Chicago, IL 60601                                  prior thereto, Executive
                                                    Director, Great Lakes
                                                    Protection Fund (from 1990
                                                    to 1994).
-------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and  Vice President and General
 333 West Wacker Drive          Assistant Secretary Counsel (since September
 Chicago, IL 60606                                  1997) and Secretary (since
                                                    May 1998) of The John
                                                    Nuveen Company and John
                                                    Nuveen & Co. Incorporated;
                                                    Vice President (since Sept.
                                                    1997) and Assistant
                                                    Secretary (since July 1999)
                                                    of Nuveen Advisory Corp.
                                                    and Nuveen Institutional
                                                    Advisory Corp., prior
                                                    thereto, Partner in the law
                                                    firm of Kirkland & Ellis.
-------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and  Vice President of John
 333 West Wacker Drive          Treasurer           Nuveen & Co. Incorporated
 Chicago, IL 60606                                  (since January 1999), prior
                                                    thereto, Assistant Vice
                                                    President (from January
                                                    1997); formerly, Associate
                                                    of John Nuveen & Co.
                                                    Incorporated; Chartered
                                                    Financial Analyst.
-------------------------------------------------------------------------------
 Michael S. Davern      6/26/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                              Advisory Corp. (since
 Chicago, IL 60606                                  January 1997); prior
                                                    thereto, Vice President and
                                                    Portfolio Manager (since
                                                    September 1991) of Flagship
                                                    Financial.
-------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President      Vice President of John
 333 West Wacker Drive                              Nuveen & Co. Incorporated;
 Chicago, IL 60606                                  Vice President (since
                                                    January 1998) of Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.
-------------------------------------------------------------------------------
 William M. Fitzgerald   3/2/64 Vice President      Vice President of Nuveen
 333 West Wacker Drive                              Advisory Corp. (since
 Chicago, IL 60606                                  December 1995); Assistant
                                                    Vice President of
                                                    Nuveen Advisory Corp. (from
                                                    September 1992 to December
                                                    1995), prior thereto
                                                    Assistant Portfolio Manager
                                                    of Nuveen Advisory Corp.

-------------------------------------------------------------------------------
 Stephen D. Foy         5/31/54 Vice President and  Vice President of John
 333 West Wacker Drive          Controller          Nuveen & Co. Incorporated
 Chicago, IL 60606                                  and (since May 1998) The
                                                    John Nuveen Company;
                                                    Certified Public
                                                    Accountant.
-------------------------------------------------------------------------------
 J. Thomas Futrell       7/5/55 Vice President      Vice President of Nuveen
 333 West Wacker Drive                              Advisory Corp.; Chartered
 Chicago, IL 60606                                  Financial Analyst.
-------------------------------------------------------------------------------
 Richard A. Huber       3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                              Institutional Advisory
 Chicago, IL 60606                                  Corp. (since March 1998)
                                                    and Nuveen Advisory Corp.
                                                    (since January 1997); prior
                                                    thereto, Vice President and
                                                    Portfolio Manager of
                                                    Flagship Financial, Inc.

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Trust  During Past Five Years
-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606
-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp.;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Institutional
                                                     Advisory Corp.; Assistant
                                                     Secretary of The John
                                                     Nuveen Company and (since
                                                     January 1997) Nuveen Asset
                                                     Management Inc.
-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.
-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996) Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp., Chartered
                                                     Financial Analyst.
-------------------------------------------------------------------------------
 Stuart W. Rogers        5/1/56  Vice President      Vice President of John
 333 West Wacker Drive                               Nuveen & Co. Incorporated.
 Chicago, IL 60606
-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 William S. Swanson      7/20/65 Vice President      Vice President of John
 333 West Wacker Drive                               Nuveen & Co. Incorporated
 Chicago, IL 60606                                   (since October 1997),
                                                     prior thereto, Assistant
                                                     Vice President (since
                                                     September 1996); formerly,
                                                     Associate of John Nuveen &
                                                     Co. Incorporated;
                                                     Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of John Nuveen & Co.
                                                     Incorporated; Vice
                                                     President (since May 1993)
                                                     and Secretary (since July
                                                     1999) of Nuveen Advisory
                                                     Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Assistant Secretary
                                                     of The John Nuveen
                                                     Company; Chartered
                                                     Financial Analyst.

  Timothy Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 55 Nuveen closed-end funds advised by Nuveen Advisory Corp. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended April 30, 1999. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     Total
                                                    Aggregate     Compensation
                                                   Compensation  From Trust and
                                                    from the      Fund Complex
      Name of Trustee                                 Trust     Paid to Trustees
      ---------------                              ------------ ----------------
      Robert P. Bremner(1)........................   $14,279        $73,000
      Lawrence H. Brown...........................   $15,907        $80,000
      Anne E. Impellizzeri(2).....................   $14,279        $73,000
      Peter R. Sawers(3)..........................   $14,333        $73,750
      William J. Schneider(4).....................   $14,279        $73,000
      Judith M. Stockdale(5)......................   $14,279        $73,500

--------

(1) Includes $541 and $15,011 of deferred compensation from the Trust and Fund Complex, respectively.

(2) Includes $3,608 and $13,261 of deferred compensation from the Trust and Fund Complex, respectively.

(3) Includes $3,661 and $13,456 of deferred compensation from the Trust and Fund Complex, respectively.

(4) Includes $3,608 and $13,261 of deferred compensation from the Trust and Fund Complex, respectively.

(5) Includes $902 and $3,315 of deferred compensation from the Trust and Fund Complex, respectively.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of August 2, 1999, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   Percentage
      Name of Fund and Class          Name and Address of Owner   of Ownership
      ----------------------          -------------------------   ------------
      Nuveen Municipal Bond Fund
       Class B Shares................ MLPF & S for the Benefit       23.59%
                                      of its customers
                                      Attn: Fund Admn/#97 NB0
                                      4800 Deer Lake Drive E FL
                                      3
                                      Jacksonville, FL 32246-
                                      6484

                                                                    Percentage
      Name of Fund and Class          Name and Address of Owner    of Ownership
      ----------------------          -------------------------    ------------
      Nuveen Municipal Bond Fund
       Class C Shares................ MLPF&S                           8.72%
                                      For the Benefit of
                                       Its Customers
                                      Attn: Fund Admn/#97GX9
                                      4800 Deer Lake Dr E Fl 3
                                      Jacksonville FL 32246-6484
                                      David W. Elliott Tr              7.06
                                      U/A 03/03/94
                                      David W. Elliott Rev Trust
                                      1291 Sunniwood Pl
                                      Rochester MI 48306-2474
      Nuveen Insured Municipal Bond
       Fund Class B Shares........... MLPF&S for the Benefit of       22.57
                                       its Customers
                                      Attn: Fund Admn/#97GW6
                                      4800 Deer Lake Dr E FL 5
                                      Jacksonville, FL 32246-
                                      6484
      Nuveen Flagship All-American
       Municipal Bond Fund Class A
       Shares........................ Merrill Lynch, Pierce,          36.23
                                      Fenner & Smith for the sole
                                       benefit of its Customers
                                      Attn: Fund Admin/#974T2
                                      4800 Deer Lake Dr E FL 3
                                      Jacksonville, FL 32246-
                                      6484
      Nuveen Flagship All-American
       Municipal Bond Fund Class B
       Shares........................ Merrill Lynch, Pierce,          37.97
                                      Fenner & Smith for the sole
                                       benefit of its Customers
                                      Attn: Fund Admin/#97NB8
                                      4800 Deer Lake Dr E FL 3
                                      Jacksonville, FL 32246-
                                      6484
      Nuveen Flagship All-American
       Municipal Bond Fund Class C
       Shares........................ Merrill Lynch, Pierce,          58.23
                                      Fenner & Smith for the sole
                                       benefit of its Customers
                                      Attn: Fund Admin/#97BM0
                                      4800 Deer Lake Dr E FL 3
                                      Jacksonville, FL 32246-
                                      6484

                                                                     Percentage
      Name of Fund and Class          Name and Address of Owner     of Ownership
      ----------------------          -------------------------     ------------
      Nuveen Flagship All-American
       Municipal Bond Fund Class R
       Shares........................ Katherine R. Bateman              9.78%
                                      1325 N. State PKW 6E
                                      Chicago, IL 60610
                                      BABB & Co                         9.53
                                      c/o Bank of New Hampshire
                                      PO Box 477
                                      Concord, NH 03302-0477
                                      Edna Bennett Pierce               8.42
                                      Edna P. Bennett Rev Trust
                                      1201 Snuff Mill Road
                                      Wilmington, DE 19807-1043
                                      Thomas R. Bendall                 5.37
                                      Betty R. Bendall
                                      56 Oak Hollow Cir
                                      Lake Jackson, TX 77566-4211
                                      Carl M. Cotrone &                 5.33
                                      Beverly A. Cotrone TR
                                      UA 11/22/94
                                      W 14296 County Road C
                                      Hancock, WI 54943-8935
      Nuveen Flagship Intermediate
       Municipal Bond Fund Class A
       Shares........................ Merrill Lynch, Pierce, Fenner    27.50
                                       & Smith for the sole benefit
                                       of its Customers
                                      Attn: Fund Admin/#97AF2
                                      4800 Deer Lake Dr E FL 3
                                      Jacksonville, FL 32246-6484
      Nuveen Flagship Intermediate
       Municipal Bond Fund Class C
       Shares........................ Merrill Lynch, Pierce, Fenner    48.54
                                       & Smith for the sole benefit
                                       of its Customers
                                      Attn: Fund Admin/#97HW3
                                      4800 Deer Lake Dr E FL 3
                                      Jacksonville, FL 32246-6484

                                                                            Percentage
      Name of Fund and Class          Name and Address of Owner            of Ownership
      ----------------------          -------------------------            ------------
      Nuveen Flagship Intermediate
       Municipal Bond Fund Class R
       Shares........................ Patricia G. Diemer                      56.27%
                                      Patricia G. Diemer Trust
                                      950 Hawthorne Ln
                                      Northbrook, IL 60062-3417
                                      Merrill Lynch, Pierce, Fenner            8.34
                                       & Smith for the sole benefit
                                       of its Customers
                                      Attn: Fund Admin/#97NE5
                                      4800 Deer Lake Dr. E Fl 3
                                      Jacksonville, FL 32246-6484
                                      George P. Anagnos                        7.71
                                      Carol D. Holden
                                      3905 Durango Street
                                      Coral Gables, FL 33134
                                      R. G. Van Moppes                         7.42
                                      Trst Russell G. Van Moppes Lvg Trust
                                      7530 164th Ave NE STE A-215
                                      Redmond, WA 98052-7809
                                      Walter R. Smith &                        5.50
                                      Eileen M. Smith JT Wros Little
                                      Torch Key
                                      37 Bay Ave
                                      East Oriches, NY 11940-1209
                                      PaineWebber for the Benefit of           5.38
                                      Levin Stagman Partnership
                                      Partner
                                      1970 Laver Court
                                      Los Altos, CA 94024-6767
      Nuveen Flagship Limited Term
       Municipal Bond Fund Class A
       Shares........................ Merrill Lynch, Pierce, Fenner           27.41
                                       & Smith for the sole benefit
                                       of its Customers
                                      Attn: Fund Admin/#973N5
                                      4800 Deer Lake Dr E FL 3
                                      Jacksonville, FL 32246-6484

                                                                            Percentage
      Name of Fund and Class          Name and Address of Owner            of Ownership
      ----------------------          -------------------------            ------------
      Nuveen Flagship Limited Term
       Municipal Bond Fund Class C
       Shares........................ Merrill Lynch, Pierce, Fenner           39.80%
                                       & Smith for the sole benefit
                                       of its Customers
                                      Attn: Fund Admin/#97HW4
                                      4800 Deer Lake Dr E FL 3
                                      Jacksonville, FL 32246-6484
      Nuveen Flagship Limited Term
       Municipal Bond Fund Class R
       Shares........................ Karen M. Bergan                         22.49
                                      2109 Northwestern Ave.
                                      Ames, IA 50010-4524
                                      Books & Video Productions Inc.          28.38
                                      Karen Bergan VP
                                      2109 Northwestern Ave.
                                      Ames IA 50010
                                      Daniel A. Franklin                      10.87
                                      9462 Hunters Creek Dr
                                      Cincinnati, OH 45242
                                      R. G. Van Moppes                         7.34
                                      Trst Russell G. Van Moppes Lvg Trust
                                      7530 164th Ave NE STE A-215
                                      Redmond, WA 98052-7809
                                      MLPF&S for the sole benefit              6.64
                                       of its Customers
                                      Attn: Fund Admin/ #97NE6
                                      4800 Deer Lake Dr E FI 3
                                      Jacksonville, Fl 32246-6484
                                      Donaldson Lufkin Jenrette                6.64
                                      PO Box 2052
                                      Jersey City, NJ 07303-9998
                                      Donaldson Lufkin Jenrette                5.45
                                      PO Box 2052
                                      Jersey City, NJ 07303-9998
                                      Vicki L. Rice                            5.34
                                      Helen V. Richter
                                      3141 Kleeman Rd
                                      Cincinnati, OH 45211-1931
                                      Raymond James & Assoc Inc.               5.00
                                      Elite Acct 12336806
                                      Burton Greer
                                      Burton Greer Trust U/A 08/02/94
                                      367 River Edge Rd
                                      Jupiter, Fl 33477-9350

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds except the Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5000 of 1%
For the next $125 million........................................  .4875 of 1%
For the next $250 million........................................  .4750 of 1%
For the next $500 million........................................  .4625 of 1%
For the next $1 billion..........................................  .4500 of 1%
For net assets over $2 billion...................................  .4250 of 1%

  The Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .4500 of 1%
For the next $125 million........................................  .4375 of 1%
For the next $250 million........................................  .4250 of 1%
For the next $500 million........................................  .4125 of 1%
For the next $1 billion..........................................  .4000 of 1%
For net assets over $2 billion...................................  .3750 of 1%

  Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees, taxes, interest, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding 0.75% of the Nuveen Municipal Bond Fund's average daily net assets, and 0.975% of the Nuveen Insured Municipal Bond Fund's average daily net assets.

  For the last three fiscal years, the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                            Management Fees Net of Expense   Fee Waivers and Expense
                                  Reimbursement Paid              Reimbursements
                                  for the Year Ended            For the Year Ended
                          ---------------------------------- ------------------------
                            2/28/97*    4/30/98    4/30/99   2/28/97* 4/30/98 4/30/99
                          ------------ ---------- ---------- -------- ------- -------
Nuveen Municipal Bond
 Fund...................  $ 12,969,912 13,208,603 13,391,083   $ 0        0       0
Nuveen Insured Municipal
 Bond Fund..............     3,795,515  3,921,179  4,052,926     0        0       0

--------
   * For the period March 1, 1997 to April 30, 1997, the management fees were $2,148,330 and $631,735, respectively, and the fee waivers were $0 for both funds.

  For the last three fiscal years, the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund, and the Nuveen Flagship Limited Term Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                             Management Fees Net of     Fee Waivers and Expense
                           Expense Reimbursement Paid        Reimbursements
                               for the Year Ended          For the Year Ended
                          ----------------------------- ------------------------
                          4/30/97*   4/30/98   4/30/99  4/30/97* 4/30/98 4/30/99
                          --------- --------- --------- -------- ------- -------
All-American Fund........ $ 948,683 1,429,247 1,754,138 $269,587       0 33,793
Intermediate Fund........       781   113,797   203,806  216,714 109,859 80,657
Limited Term Fund........ 1,406,439 2,018,209 2,193,990   75,003       0      0

--------
   * For the eleven month period ended 4/30/97.

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield=2[(a-b +1)/6/ -1]
                                        cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.2% (3.0% for the Intermediate Municipal Bond Fund and 2.5% for the Limited Term Municipal Bond
Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated federal income tax rate and (2) the yields for the 30-day period quoted in the right hand column.

                                                    As of April 30, 1999
                                              --------------------------------
                                                     Federal      Taxable
                                              Yield Tax Rate* Equivalent Yield
                                              ----- --------- ----------------
      Nuveen Municipal Bond Fund
        Class A Shares....................... 3.93%   39.6%        6.51%
        Class B Shares....................... 3.35%   39.6%        5.55%
        Class C Shares....................... 3.55%   39.6%        5.88%
        Class R Shares....................... 4.30%   39.6%        7.12%
      Nuveen Insured Municipal Bond Fund
        Class A Shares....................... 3.63%   39.6%        6.01%
        Class B Shares....................... 3.04%   39.6%        5.03%
        Class C Shares....................... 3.24%   39.6%        5.36%
        Class R Shares....................... 4.00%   39.6%        6.62%
      Nuveen Flagship All-American Municipal
       Bond Fund
        Class A Shares....................... 4.25%   39.6%        7.04%
        Class B Shares....................... 3.69%   39.6%        6.11%
        Class C Shares....................... 3.89%   39.6%        6.44%
        Class R Shares....................... 4.64%   39.6%        7.68%
      Nuveen Flagship Intermediate Municipal
       Bond Fund
        Class A Shares....................... 4.01%   39.6%        6.64%
        Class C Shares....................... 3.57%   39.6%        5.91%
        Class R Shares....................... 4.33%   39.6%        7.17%
      Nuveen Flagship Limited Term Municipal
       Bond Fund
        Class A Shares....................... 3.46%   39.6%        5.73%
        Class C Shares....................... 3.20%   39.6%        5.30%
        Class R Shares....................... 3.75%   39.6%        6.21%

--------
*These rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent of Tax-Free Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.2% for the Municipal Bond Fund, the Insured Municipal Bond Fund, and the All-American Fund; the maximum sales charge for Class A Shares of 3.0% for the Intermediate Municipal Bond Fund; and the maximum sales charge for Class A Shares of 2.5% for the Limited Term Municipal Bond Fund, were as follows:

                                                        April 30, 1999
                                                      Distribution Rates
                                                -------------------------------
                                                Class A Class B Class C Class R
                                                ------- ------- ------- -------
      Nuveen Municipal Bond Fund...............  4.50%   3.95%   4.14%   4.89%
      Nuveen Insured Municipal Bond Fund.......  4.64%   4.09%   4.29%   5.02%
      Nuveen Flagship All-American Municipal
       Bond Fund...............................  4.73%   4.20%   4.41%   5.14%
      Nuveen Flagship Intermediate Municipal
       Bond Fund...............................  4.23%     N/A   3.81%   4.53%
      Nuveen Flagship Limited Term Municipal
       Bond Fund...............................  4.35%     N/A   4.14%   4.69%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               Inception Dates
                                                              ------------------
      Nuveen Municipal Bond Fund
        Class A Shares.......................................      June 13, 1995
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................      June 13, 1995
        Class R Shares.......................................  November 29, 1976
      Nuveen Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      Nuveen Flagship All-American Municipal Bond Fund
        Class A Shares.......................................    October 3, 1988
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................       June 2, 1993
        Class R Shares.......................................   February 1, 1997
      Nuveen Flagship Intermediate Municipal Bond Fund
        Class A Shares....................................... September 15, 1992
        Class C Shares.......................................   December 1, 1995
        Class R Shares.......................................   February 1, 1997
      Nuveen Flagship Limited Term Municipal Bond Fund
        Class A Shares.......................................   October 19, 1987
        Class C Shares.......................................   December 1, 1995
        Class R Shares.......................................   February 1, 1997

  The Funds' average annual return figures, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B shares, for the one-year, five-year and ten-year periods ended April 30, 1999, and for the period from inception through April 30, 1999, respectively, were as follows:

                                                 Annual Total Return
                                       ---------------------------------------
                                                                       From
                                       One Year            Ten Years Inception
                                        Ended   Five Years   Ended    through
                                       Apr. 30, Ended Apr. Apr. 30,  Apr. 30,
                                         1999    30, 1999    1999      1999
                                       -------- ---------- --------- ---------
      Nuveen Municipal Bond Fund
        Class A Shares................  1.86%     6.07%      6.72%     6.79%
        Class B Shares................  1.49%     6.08%      6.60%     6.73%
        Class C Shares................  5.91%     6.29%      6.43%     6.23%
        Class R Shares................  6.59%     7.24%      7.44%     7.26%
      Nuveen Insured Municipal Bond
       Fund
        Class A Shares................  1.99%     6.29%      7.21%     7.09%
        Class B Shares................  1.63%     6.23%      7.06%     6.97%
        Class C Shares................  5.86%     6.38%      6.86%     6.64%
        Class R Shares................  6.62%     7.37%      7.89%     7.69%
      Nuveen Flagship All-American
       Municipal Bond Fund
        Class A Shares................  1.74%     6.78%      8.02%     8.09%
        Class B Shares................  1.46%     6.89%      8.02%     8.08%
        Class C Shares................  5.69%     7.13%      7.89%     7.94%
        Class R Shares................  6.54%     7.82%      8.54%     8.59%
      Nuveen Flagship Intermediate
       Municipal Bond Fund
        Class A Shares................  2.93%     6.19%        N/A     6.59%
        Class C Shares................  5.66%     6.29%        N/A     6.52%
        Class R Shares................  6.42%     6.90%        N/A     7.13%
      Nuveen Flagship Limited Term
       Municipal Bond Fund
        Class A Shares................  2.90%     4.88%      6.26%     6.29%
        Class C Shares................  5.13%     5.04%      6.18%     6.19%
        Class R Shares................  5.81%     5.47%      6.55%     6.55%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The Funds' cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten year periods ended April 30, 1999, and for the period since inception through April 30, 1999, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                              Cumulative Total Return
                                      ----------------------------------------
                                                                       From
                                      One Year  Five Years Ten Years Inception
                                        Ended     Ended      Ended    through
                                      April 30, April 30,  April 30, April 30,
                                        1999       1999      1999      1999
                                      --------- ---------- --------- ---------
      Nuveen Municipal Bond Fund
        Class A Shares...............   1.86%     34.25%     91.70%   336.35%
        Class B Shares...............   1.49%     34.32%     89.51%   330.94%
        Class C Shares...............   5.91%     35.64%     86.56%   287.16%
        Class R Shares...............   6.59%     41.81%    105.00%   381.37%
      Nuveen Insured Municipal Bond
       Fund
        Class A Shares...............   1.99%     35.68%    100.66%   133.04%
        Class B Shares...............   1.63%     35.26%     97.73%   129.83%
        Class C Shares...............   5.86%     36.25%     94.12%   121.35%
        Class R Shares...............   6.62%     42.71%    113.72%   149.62%
      Nuveen Flagship All-American
       Municipal Bond Fund
        Class A Shares...............   1.74%     38.84%    116.19%   127.56%
        Class B Shares...............   1.46%     39.51%    116.23%   127.46%
        Class C Shares...............   5.69%     41.09%    113.74%   124.21%
        Class R Shares...............   6.54%     45.70%    127.02%   138.90%
      Nuveen Flagship Intermediate
       Municipal Bond Fund
        Class A Shares...............   2.93%     35.04%        N/A    52.61%
        Class C Shares...............   5.66%     35.66%        N/A    51.91%
        Class R Shares...............   6.42%     39.61%        N/A    57.77%
      Nuveen Flagship Limited Term
       Municipal Bond Fund
        Class A Shares...............   2.90%     26.92%     83.45%   102.12%
        Class C Shares...............   5.13%     27.90%     82.21%    99.88%
        Class R Shares...............   5.81%     30.52%     88.65%   107.92%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 39.6% maximum marginal federal tax rate for 1999, the annual taxable equivalent total return for the Nuveen Municipal Bond Fund's Class R Shares for the ten year period ended April 30, 1999, was 11.39%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price (3.0% for the Intermediate Municipal Bond Fund and 2.5% for the Limited Term Municipal Bond Fund). This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon

Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan) and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on April 30, 1999 of Class A shares from the Nuveen Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share.......................................... $9.57
      Per Share Sales Charge--4.20% of public offering price (4.39% of
       net asset value per share)........................................   .42
                                                                          -----
      Per Share Offering Price to the Public............................. $9.99

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $3,000 and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more;
  . officers, trustees and former trustees of the Nuveen and Flagship Funds; . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;
  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;
  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;
  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;
  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;
  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;
  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;
  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;
  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

  Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.
  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account service. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.
  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a

CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following seven special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the current market value; and (7) redemptions of Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

  To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net assets value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Municipal Trust, dated February 1, 1997 and last renewed on July 30, 1999 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or by Flagship Financial, Inc., which Nuveen acquired on January 1, 1997), were as follows (all figures are to the nearest thousand):

                                 Year Ended               Year Ended               Year Ended
                               April 30, 1999           April 30, 1998          April 30, 1997*
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of     Amount     Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
Fund                      Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
----                      ------------ ----------- ------------ ----------- ------------ -----------
Nuveen Municipal Bond
 Fund...................       579          76         738           98         967          170
Nuveen Insured Municipal
 Bond Fund..............       567          66         563           86         687           56
                                 Year Ended               Year Ended               Year Ended
                               April 30, 1999           April 30, 1998          April 30, 1997**
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of     Amount     Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
Fund                      Commissions   Flagship   Commissions    Nuveen    Commissions   Flagship
----                      ------------ ----------- ------------ ----------- ------------ -----------
Nuveen Flagship All-
 American Municipal Bond
 Fund...................     1,294          67         586           56         456           61
Nuveen Flagship
 Intermediate Municipal
 Bond Fund..............       148          25          92           15          73           16
Nuveen Flagship Limited
 Term Municipal Bond
 Fund...................       624          86         367           10         332           66

--------
*For the fourteen-month period ended April 30, 1997.
**For the eleven-month period ended April 30, 1997.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended April 30, 1999, 100% of service fees and distribution fees were paid out as compensation to authorized dealers.

                                                          Compensation Paid to
                                                         Authorized Dealers for
                                                           End of Fiscal 1999
                                                         ----------------------
      Nuveen Municipal Bond Fund
        Class A.........................................        $218,760
        Class B.........................................         $62,958
        Class C.........................................         $45,440
      Nuveen Insured Municipal Bond Fund
        Class A.........................................        $201,568
        Class B.........................................         $90,103
        Class C.........................................         $70,475
      Nuveen Flagship All-American Municipal Bond Fund
        Class A.........................................        $544,753
        Class B.........................................        $171,736
        Class C.........................................        $538,035
      Nuveen Flagship Intermediate Municipal Bond Fund
        Class A.........................................         $98,085
        Class C.........................................         $53,669
      Nuveen Flagship Limited Term Municipal Bond Fund
        Class A.........................................        $894,943
        Class C.........................................        $314,590

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their report with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Funds' defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S.

Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                    VAI-NAT 8-99

NUVEEN
     Investments

Municipal Bond
Funds

            ANNUAL REPORT APRIL 30, 2000

            Dependable, tax-free income to help you keep more of what you earn.

[PHOTOS APPEAR HERE]
INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

Intermediate Duration Municipal Bond Fund
Insured Municipal Bond Fund

        Contents
1       Dear Shareholder
3       From the Portfolio Managers' Perspective
        Nuveen Intermediate Duration Municipal Bond
        Fund Spotlight
8       Nuveen Insured Municipal Bond
        Fund Spotlight
9       Portfolio of Investments
28      Statement of Net Assets
29      Statement of Operations
30      Statement of Changes in Net Assets
31      Notes to Financial Statements
37      Financial Highlights
39      Report of Independent Public Accountants
40      Building a Better Portfolio
41      Fund Information
                Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                            Annual Report page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------------
Timothy R. Schwertfeger
Chairman of the Board
June 16, 2000

Annual Report  page 2

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
NUVEEN INSURED MUNICIPAL BOND FUND

From the Portfolio Managers' Perspective

A rising interest rate backdrop muted municipal bond returns during the 12 months ended April 30, 2000. Tom Spalding, portfolio manager of Nuveen Intermediate Duration Municipal Bond Fund and Steve Krupa, portfolio manager of Nuveen Insured Municipal Bond Fund, discuss the economic environment in which the funds participated, as well as their funds' performance and key investment strategies.

Q   What factors determined the municipal bond market's performance during the
12-month fiscal period ended April 30, 2000?

TOM Persistent inflation worries and rising interest rates put pressure on nearly all bonds, including municipal securities. The Federal Reserve Board (the
Fed) raised short-term interest rates five times over the past year by a total of 125 basis points (1.25 percentage points) in an attempt to curb economic growth and stifle inflationary pressures. Bond yields moved higher in response to climbing rates, and bond prices -- which move opposite their yields -- generally declined. (The Fed raised short-term interest rates a sixth time after the fund's fiscal year ended -- bringing the short-term interest rate to 6.50%.)

STEVE Rising interest rates had a mixed effect on municipal bond supply and demand, which also was a key determinant in municipal bond performance. Supply dwindled as fewer municipal issuers found it economically advantageous to refinance older debt as interest rates rose.

     In addition, many municipal issuers enjoyed budget surpluses thanks to the overall strength of national, regional and local economies. As a result of their diminished need for financing, many issuers cut back on issuing new debt.

     Demand, unfortunately, remained rather spotty throughout the year. Initially, investors gravitated to the red-hot stock market, generally avoiding fixed income securities in the process.

     When the stock market cooled in the early months of 2000 and municipal bond yields rose to 6%, demand for municipals was stronger. The municipal bond market performed better in the first quarter due to increased demand from individual investors who wished to balance their portfolios with more fixed income investments.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal 12-month period ended April 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           Annual Report  page 3

Q   How did Nuveen Intermediate Duration Municipal Bond Fund perform?

TOM For the 12-month period ended April 30, 2000, the total return for Class A shares at net asset value was -2 .02%. The fund outperformed the Lipper General Municipal Debt category, which returned -3.31%, but underperformed the Lehman Brothers Municipal Bond Index, which returned 0.92%.* Shareholders in the 31% federal income tax bracket would have had to earn a total return of 0.14% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the one-year period. As of April 30, 2000, the fund's SEC 30-day yield was 4.91%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.12% on a taxable investment.

Q   What key strategies did you and your team use in managing the fund during the year?

TOM Maintaining a competitive distribution yield was a key focus for us. In an effort to achieve that goal, we remained fully invested in intermediate- and long-term bonds. They generally offered higher yields than shorter-term securities and helped the fund optimize its tax-exempt dividend.
     Rising market interest rates and bond yields also presented us with some attractive opportunities to trade older, lower-coupon bonds for current, high-coupon bonds. A good example of this type of opportunity occurred when we sold some bonds issued by New York City and replaced them with bonds issued by Illinois Health.
     In making those and other trades, we looked for opportunities to improve the fund's call protection. That provides a measure of protection against having to surrender a high-yielding bond to the issuer before maturity.
     We also continued to focus on higher quality bonds, holding roughly 79% of the portfolio in AAA/U.S. guaranteed or AA-rated bonds.

Q   Which bonds performed well during the past year? Which holdings were disappointments?

TOM Bonds that were refunded or bought back by their issuers performed particularly well. Recently, for example, we sold back our holdings in bonds issued by the Intermountain Power Agency at a significant premium over market prices. We invested the proceeds from the sale into bonds that had lower duration--or reduced interest-rate sensitivity--and had yields that were higher than those sold.

INTERMEDIATE DURATION

----------------------------------------------
 Top Five Sectors
----------------------------------------------

       Utilities                           22%
       U.S. Guaranteed                     17%
       Healthcare                          16%
       Tax Obligation (Limited)            10%
       Water and Sewer                      8%

INTERMEDIATE DURATION

----------------------------------------------
 Bond Credit Quality
----------------------------------------------

[PIE CHART APPEARS HERE]
       AAA/U.S.
       Guaranteed                          45%
       AA                                  34%
       A                                   11%
       BBB/NR                              10%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

     * The Lipper Peer Group returns represent the total return of the 274 funds in the Lipper General Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

     The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT page 4

     Healthcare bonds, on the other hand, were disappointing throughout most of the past 12 months. Reduced Medicare payments and heightened competition weighed heavily on hospitals and other healthcare facilities. We take a very selective approach, concentrating on those hospitals that we believe can thrive in response to increased competition.

Q   Turning to you, Steve, how did Nuveen Insured Municipal Bond Fund perform during this fiscal period?

STEVE For the 12-month period ended April 30, 2000, the total return for Class A shares at net asset value was -2.19%. The fund outperformed the Lipper General Municipal Debt category, which returned -3.12%, but underperformed the Lehman Brothers Insured Municipal Bond Index, which returned -1.65%.** Shareholders in the 31% federal income tax bracket would have had to earn a total return of 0.04% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the 12-month period. As of April 30, 2000, the fund's SEC 30-day yield was 4.74%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 6.87% on a taxable investment.

Q   To what do you attribute the fund's performance and what were your key strategies?

STEVE Through our active management discipline, we took advantage of opportunities that rising interest rates and higher bond yields afforded us. For example, we added value by executing tax loss swaps, selling bonds at a loss in order to buy higher-yielding bonds. As rates rose, prices on some of the fund's holdings fell. When we sold several of the fund's holdings, tax losses were incurred.
     These tax loss trades had two benefits for the fund. First, the realized tax loss can be used to offset realized capital gains for up to eight years. Furthermore, they helped increase tax-exempt income to the fund. In one such swap in the first quarter of 2000, we sold New York City Water bonds and captured a tax loss and then bought New York City Urban Development Corporation bonds, which provided additional tax-free income.


INSURED

----------------------------------------------
 Top Five Sectors
----------------------------------------------

       U.S. Guaranteed                     35%
       Healthcare                          17%
       Tax Obligation (Limited)            12%
       Tax Obligation (General)             7%
       Housing (Single Family)              7%

INSURED

----------------------------------------------
 Bond Credit Quality
----------------------------------------------

[PIE CHART APPEARS HERE]

       Insured                             66%
       Insured and U.S.
        Guaranteed                         31%
       U.S. Guaranteed                      3%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

     ** The Lipper Peer Group returns represent the total return of the 49 funds in the Lipper Insured Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

     The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

                                                           ANNUAL REPORT  page 5

Q   Where else did you find value?

STEVE We found particular value in the insured specialty sector. A specialty state is a state with high state income taxes, such as California and New York. Normally, municipal bonds issued in these states are more expensive than the national norm (and, therefore, offer lower yields) because of the increased demand for these bonds from income-tax payers in that state. In the final three months of 1999, however, new issue supply was large and issuers in several specialty states had to offer their bonds at yields comparable to national municipal bonds. We took advantage of this unusual market dynamic to purchase several specialty state bonds for the fund. As supply abated in the first quarter of 2000 and the availability of bonds became more limited, specialty state bonds generally performed well.

Q   What is your outlook for the coming months?

STEVE From a historical perspective, municipals are priced attractively relative to their Treasury counterparts. (Of course, Treasuries are backed by the full faith and credit of the U.S. government.) To the extent that investors seek out value in the bond market, municipals could benefit.

TOM    In addition to Federal Reserve policy, the near term outlook for municipals will be influenced by the level of new issuance in the market. Our view is that the municipal market could continue to be bolstered by diminished supply, as long as demand remains constant or improves.

ANNUAL REPORT  page 6

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

--------------------------------------------------------------------------------
Quick Facts
--------------------------------------------------------------------------------

                       A Shares       B Shares       C Shares        R Shares
NAV                         $8.91          $8.91           $8.90          $8.91
Latest Monthly
 Dividend*                $0.0375        $0.0320         $0.0330       $0.0390
Fund Symbol                 NMBAX          NUMBX             N/A         NUVBX
CUSIP                   67065Q202      67065Q103       67065Q301     67065Q400
Inception Date               6/95           2/97            6/95         11/76
*Paid May 1, 2000


------------------------------------------------------------------------------------------
 Total Returns as of 4/30/00 (Annualized)/+/
------------------------------------------------------------------------------------------
                      A Shares                 B Shares              C Shares     R Shares
                  NAV         Offer       W/O CDSC     W/CDSC           NAV          NAV
1-Year          -2.02%        -6.14%       -2.78%      -6.51%        -2.71%       -1.93%
1-Year TER*      0.14%        -4.07%       -0.97%      -4.69%        -0.81%        0.31%
5-Year           5.21%         4.32%        4.47%       4.30%         4.55%        5.44%
5-Year TER*      7.52%         6.61%        6.43%       6.27%         6.56%        7.84%
10-Year          6.37%         5.91%        5.78%       5.78%         5.63%        6.61%
10-Year TER*     8.86%         8.40%        8.01%       8.01%         7.80%        9.22%

------------------------------------------------------------------------------------------
 Total Returns as of 3/31/00 (Annualized)/+/
------------------------------------------------------------------------------------------
                      A Shares                 B Shares              C Shares     R Shares
                  NAV         Offer       W/O CDSC     W/CDSC           NAV          NAV
1-Year            -1.17%      -5.32%       -1.93%      -5.69%        -1.75%         -0.86%
5-Year             5.38%       4.47%        4.64%       4.47%         4.71%          5.63%
10-Year            6.35%       5.90%        5.77%       5.77%         5.62%          6.61%

------------------------------------------------------------------------------------------

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

--------------------------------------------------------------------------------
       Tax-Free Yields
--------------------------------------------------------------------------------
                               A Shares        B Shares      C Shares   R Shares
                            NAV       Offer       NAV          NAV        NAV
SEC 30-Day Yield           4.91%      4.70%       4.16%        4.36%      5.12%
Taxable Equivalent Yield   7.12%      6.81%       6.03%        6.32%      7.42%
--------------------------------------------------------------------------------


Index Comparison/[_]/

                                [MOUNTAIN CHART APPEARS HERE]

             Nuveen Intermediate        Nuveen Intermediate          Lehman Brothers
            Duration Fund (Offer)       Duration Fund (NAV)        Municipal Bond Index
            ---------------------       -------------------        --------------------
4/1990                $ 9,580                    $10,000                    $10,000
4/1991                $10,589                    $11,054                    $11,149
4/1992                $11,552                    $12,059                    $12,209
4/1993                $12,711                    $13,268                    $13,754
4/1994                $12,942                    $13,510                    $14,050
4/1995                $13,777                    $14,381                    $14,985
4/1996                $14,641                    $15,283                    $16,176
4/1997                $15,647                    $16,333                    $17,398
4/1998                $17,055                    $17,803                    $19,016
4/1999                $18,127                    $18,922                    $20,337
4/2000                $17,761                    $18,540                    $20,150

     --Nuveen Intermediate Duration Fund (Offer)   $17,761
     --Nuveen Intermediate Duration Fund (NAV)     $18,540
     --Lehman Brothers Municipal Bond Index        $20,150

--------------------------------------------------------------------------------
        Portfolio Statistics
--------------------------------------------------------------------------------
Total Net Assets                                                $2,630.4 million
Average Effective Maturity                                           15.87 years
Weighted Average Modified Duration                                          6.96

      Nuveen Intermediate Duration Fund (Offer) $17,761
      Nuveen Intermediate Duration Fund (NAV) $18,540
      Lehman Brothers Municipal Bond Index $20,150

/[_]/The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                           ANNUAL REPORT  page 7

NUVEEN INSURED MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

--------------------------------------------------------------------------------
 Quick Facts
--------------------------------------------------------------------------------

                              A Shares          B Shares        C Shares        R Shares
                              --------          --------        --------        --------
NAV                              $10.35            $10.35          $10.26           $10.31
Latest Monthly Dividend*        $0.0450           $0.0385         $0.0395          $0.0465
Fund Symbol                       NMBIX             NMBBX           NMBKX            NITNX
CUSIP                         67065Q509         67065Q608       67065Q707        67065Q806
Inception Date                     9/94              2/97            9/94            12/86
*Paid May 1, 2000

--------------------------------------------------------------------------------
Total Returns as of 4/30/00 (Annualized)/+/
--------------------------------------------------------------------------------

                       A Shares              B Shares            C Shares     R Shares
                   NAV       Offer      W/O CDSC   W/ CDSC         NAV          NAV
                   ---       -----      --------   -------         ---          ---
1-Year            -2.19%    -6.30%       -2.94%     -6.65%        -2.64%      -1.94%
1-Year TER*        0.04%    -4.17%       -1.05%     -4.76%        -0.67%       0.37%
5-Year             5.25%     4.34%        4.49%      4.32%         4.63%       5.48%
5-Year TER*        7.56%     6.63%        6.45%      6.30%         6.65%       7.89%
10-Year            6.91%     6.45%        6.28%      6.28%         6.13%       7.13%
10-Year TER*       9.37%     8.90%        8.48%      8.48%         8.28%       9.70%

*Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

--------------------------------------------------------------------------------
Total Returns as of 3/31/00 (Annualized)/+/
--------------------------------------------------------------------------------

                  A Shares               B Shares            C Shares       R Shares
              NAV      Offer      W/O CDSC      W/ CDSC        NAV            NAV
              ---      -----      --------      -------        ---            ---
1-Year      -1.55%      -5.69%     -2.30%       -6.04%        -2.00%         -1.39%
5-Year       5.31%       4.41%      4.55%        4.38%         4.71%          5.54%
10-Year      6.80%       6.35%      6.17%        6.17%         6.02%          7.01%

+Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------

                         A Shares               B Shares      C Shares      R Shares
                    NAV           Offer           NAV            NAV           NAV
                    ---           -----           ---            ---           ---
SEC 30-Day Yield    4.74%          4.54%          3.99%          4.19%         4.94%
Taxable Equivalent
 Yield              6.87%          6.58%          5.78%          6.07%         7.16%

--------------------------------------------------------------------------------
Index Comparison/[_]/
--------------------------------------------------------------------------------
                          [MOUNTAIN CHART APPEARS HERE]

                                              Nuveen Insured       Nuveen Insured
                    Lehman Brothers           Municipal Bond       Municipal Bond
                 Municipal Bond Index            Fund (NAV)         Fund (Offer)
                 --------------------         --------------       --------------
4/1990                    $10,000                  $10,000             $ 9,580
4/1991                    $11,149                  $11,160             $10,691
4/1992                    $12,209                  $12,292             $11,775
4/1993                    $13,754                  $13,956             $13,369
4/1994                    $14,050                  $14,083             $13,492
4/1995                    $14,985                  $15,106             $14,471
4/1996                    $16,176                  $16,196             $15,516
4/1997                    $17,398                  $17,186             $16,464
4/1998                    $19,016                  $18,740             $17,953
4/1999                    $20,337                  $19,944             $19,106
4/2000                    $20,150                  $19,509             $18,689

     --Nuveen Insured Municipal Bond Fund (Offer)   $18,689
     --Nuveen Insured Municipal Bond Fund (NAV)     $19,509
     --Lehman Brothers Municipal Bond Index         $20,150

--------------------------------------------------------------------------------
        Portfolio Statistics
--------------------------------------------------------------------------------
Total Net Assets                                                  $774.6 million
Average Effective Maturity                                           16.07 years
Weighted Average Modified Duration                                          7.14

/[_]/The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

ANNUAL REPORT  page 8

Portfolio of Investments
Nuveen Intermediate Duration Municipal Bond Fund
April 30, 2000


  Principal                                                                                 Optional Call                    Market
Amount (000)    Description                                                                  Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama -- 0.9%
   $ 2,255      The Board of Trustees of Alabama, Agricultural and Mechanical University    5/08 at 102          AAA     $1,955,739
                   Revenue Bonds, Series 1998, 5.000%, 11/01/25

     6,000      Birmingham-North Medical Clinic Board, Alabama, Carraway Methodist          1/01 at 102       N/R***      6,252,060
                   Medical Center, Refunding Revenue Bonds, Series 1991B, 8.000%,
                   7/01/15 (Pre-refunded to 1/01/01)

     7,000      City of Birmingham, Alabama, Water and Sewer Revenue Warrants, Series       1/08 at 102          AA-      5,730,900
                   1998-A, 4.750%, 1/01/29

    12,000      BMC Special Care Facilities Financing Authority of the City of Montgomery  11/08 at 101          AAA     10,123,320
                   (Alabama), Revenue Bonds, Series 1998-B (Baptist Health), 5.000%,
                   11/15/29
------------------------------------------------------------------------------------------------------------------------------------
               Alaska -- 0.4%

    10,935     Alaska Housing Finance Corporation, Collateralized Home Mortgage Bonds,      12/03 at 102          AAA     10,437,020
                  1990 Series A, 5.850%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Arizona -- 2.5%

    14,000     Arizona Health Facilities Authority, Revenue Bonds (Catholic Healthcare      No Opt. Call         BBB+     13,775,300
                  West), 1999 Series A, 6.125%, 7/01/09

     7,750     Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101           AA      7,839,900
                  Refunding Bonds, Series 1992-A, 5.750%, 7/01/12

    16,100     Salt River Project Agricultural Improvement and Power District, Arizona,      1/02 at 100           AA     15,298,864
                  Salt River Project Electric System Revenue Bonds, 1992 Series C,
                  5.500%, 1/01/28

     7,980     Salt River Project Agricultural Improvement and Power District, Arizona,      7/00 at 100           AA      7,785,288
                  Salt River Project Electric System Revenue Bonds, 1973 Series A, 5.000%,
                  1/01/10

    17,820     Salt River Project Agricultural Improvement and Power District, Electric      1/04 at 100           AA     15,499,836
                  System Revenue Refunding Bonds, 1993 Series C, 4.750%, 1/01/17

     6,000     The Industrial Development Authority of the City of Scottsdale, Arizona,      9/01 at 102          AAA      6,046,680
                  Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
                  Series 1996A, 5.625%, 9/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Arkansas -- 0.6%

     2,500     Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Series 1999B     9/09 at 100          BBB      2,025,250
                  (Baxter County Regional Hospital), 5.625%, 9/01/28

    10,075     Jefferson County, Arkansas, Hospital Refunding Revenue Bonds, Series 1993,    7/03 at 102            A     10,214,640
                  6.000%, 7/01/06

     4,000     Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds        12/02 at 102         BBB-      3,493,720
                  (Entergy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
               California -- 13.8%

    21,220     California Health Facilities Financing Authority, Insured Health              7/04 at 102          AAA     20,033,590
                  Facility Refunding Revenue Bonds (Catholic Healthcare West),
                  1994 Series A, 5.000%, 7/01/14

               State of California, Department of Water Resources,
               Central Valley Project, Water System Revenue Bonds, Series L:

    15,515        5.700%, 12/01/16                                                       6/03 at 101 1/2           AA     15,626,708
     9,500        5.750%, 12/01/19                                                       6/03 at 101 1/2           AA      9,524,035
    12,250        5.500%, 12/01/23                                                       6/03 at 101 1/2           AA     11,772,495

    21,000     State of California, Department of Water Resources, Central Valley           12/03 at 101           AA     17,722,740
                  Project, Water System Revenue Bonds, Series M, 4.875%, 12/01/27

    12,000     State Public Works Board of the State of California, Lease Revenue           11/04 at 102          Aaa     13,291,320
                  Bonds (Department of Corrections), 1994 Series A (California State
                  Prison-Monterey County (Soledad II)), 7.000%, 11/01/19 (Pre-refunded to 11/01/04)


Portfolio of Investments
Nuveen Intermediate Duration Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                                  Optional Call                   Market
Amount (000)    Description                                                                     Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------

                California (continued)
$     38,795    California Statewide Communities Development Authority, Certificates of         7/03 at 102         AA   $35,810,501
                  Participation, St. Joseph Health System Obligated Group, 5.500%, 7/01/23
      15,725    Central Joint Powers Health Financing Authority, Certificates of                2/03 at 102       Baa1    13,744,122
                  Participation, (Community Hospital of Central California), 5.250%, 2/01/13
       9,000    East Bay Municipal Utility District (Alameda and Contra Costa Counties,         6/03 at 102        AAA     7,984,710
                  California), Water System Subordinated Revenue Refunding Bonds, Series
                  1993A, 5.000%, 6/01/21
      15,000    Foothill/Eastern Transportation Corridor Agency (California),                   1/07 at 100        AAA    15,985,650
                  Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                  (Pre-refunded to 1/01/07)
      17,040    Los Angeles Convention and Exhibition Center Authority, Lease Revenue Bonds,    8/03 at 102        AAA    16,653,362
                  1993 Refunding Series A, The City of Los Angeles (California),
                  5.125%, 8/15/13
      25,000    Department of Water and Power of the City of Los Angeles, California,          No Opt. Call        Aa3    25,209,750
                  Electric Plant Revenue Bonds, Issue of 2000, 5 .000%, 2/15/02
      17,575    Department of Water and Power of the City of Los Angeles, California,           4/02 at 102      AA***    18,482,925
                  Water Works Revenue Bonds, Issue of 1992, 6.500%, 4/15/32
       6,000    The City of Los Angeles (California), Wastewater Refunding Bonds,               6/03 at 102        AAA     5,920,080
                  Series 1993-B, 5.700%, 6/01/23
      20,670    The City of Los Angeles (California), Wastewater System Revenue Bonds,         11/03 at 102        AAA    18,919,664
                  Series 1993-D,  5.200%, 11/01/21
      15,750    Los Angeles County Metropolitan Transportation Authority,                       7/03 at 102        AA-    15,878,993
                  Proposition A Sales Tax Revenue Refunding Bonds,
                  Series 1993-A, 5.500%, 7/01/13
                Los Angeles County Metropolitan Transportation Authority,
                  Proposition C Sales Tax Revenue Second Senior Bonds,
                  Series 1993-B:
      20,935      4.750%, 7/01/18                                                               7/03 at 102        AAA    18,777,020
       8,000      5.250%, 7/01/23                                                               7/03 at 102        AAA     7,332,880
      10,500    Los Angeles County Sanitation Districts Financing Authority,                   10/03 at 102         AA    10,528,875
                  Capital Projects Revenue Bonds, 1993 Series A
                  (Senior Ad Valorem Obligation Bonds), 5.375%, 10/01/13
      31,360    Los Angeles County Transportation Commission (California),                      7/02 at 102        Aaa    33,376,448
                  Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                  Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)
       5,000    The Metropolitan Water District of Southern California, Water Revenue Bonds,    7/02 at 102         AA     4,886,700
                  Issue of 1992, 5.500%, 7/01/19
      18,300    Sacramento County Sanitation Districts Financing Authority,                    12/03 at 102         AA    15,320,394
                  1993 Revenue Bonds, 4.750%, 12/01/23
       4,000    County of San Diego, California, Certificates of Participation,                 9/09 at 101       Baa3     3,861,680
                  The Burnham Institute, 6.250%, 9/01/29
       8,050    The Regents of the University of California, Refunding Revenue Bonds            9/02 at 102        AAA     8,615,754
                  (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                  (Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.7%

      16,300    Colorado Housing and Finance Authority, Single-Family Housing Revenue          11/01 at 102        AAA    16,698,372
                  Refunding Bonds, 1991 Series A, 7.250%, 11/01/31
       8,500    City of Colorado Springs, Colorado, Utilities System Subordinate Lien          11/08 at 100         AA     7,034,090
                  Improvement Revenue Bonds, Series 1998A, 4.750%, 11/15/26
       6,845    City and County of Denver, Colorado, Airport System Revenue Bonds,             11/01 at 100        AAA     6,863,755
                  Series 1996D, 5.875%, 11/15/16
      10,000    City and County of Denver, Colorado, Airport System Revenue Bonds,             11/01 at 102       BBB+    10,527,400
                  Series 1991D, 7.750%, 11/15/21 (Alternative Minimum Tax)
      10,000    E-470 Public Highway Authority (Colorado), Senior Revenue Bonds,               No Opt. Call        AAA     2,745,200
                  Series 1997B, 0.000%, 9/01/21


   Principal                                                                                  Optional Call                   Market
Amount (000)    Description                                                                     Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.8%
$     25,050    Washington Convention Center Authority (Washington, D.C.),                     10/08 at 100        AAA   $20,388,696
                  Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 4.750%, 10/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.2%
      32,000    Hillsborough County Industrial Development Authority,                           5/02 at 103         AA    34,781,760
                  Pollution Control Revenue Refunding Bonds (Tampa Electric Company
                  Project), Series 1992, 8.000%, 5/01/22
      25,000    Orlando, Florida, Utilities Commission Water and Electric                      10/00 at 100        Aa2    21,776,250
                  Subordinated Revenue Bonds, Series 1989D, 5.000%, 10/01/23
       1,190    The Elderly Housing Corporation of Sarasota, Inc.                               7/00 at 103        N/R     1,229,056
                  (Elderly Housing Project for the Sarasota Housing Authority),
                  First Mortgage Revenue Bonds, Series 1978, 7.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                Guam - 0.1%
       2,000    Guam Power Authority, Revenue Bonds, 1999 Series A, 5.250%, 10/01/34           10/09 at 101        BBB     1,669,400
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.3%
       8,000    Department of Budget and Finance of the State of Hawaii, Special Purpose        7/01 at 102        AAA     8,428,720
                  Revenue Bonds,  Kapiolani Health Care System Obligated Group
                  (Pali Momi Medical Center Project), Series 1991, 7.650%,
                  7/01/19 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 18.5%
       7,880    City of Chicago, General Obligation Bonds, Project Series 1993,                 1/04 at 102        AAA     7,301,450
                  5.250%, 1/01/18
      15,095    Chicago Metropolitan Housing Development Corporation,                           7/02 at 102         AA    15,710,423
                  Housing Development Revenue Refunding Bonds
                  (FHA-Insured Mortgage Loans - Section 8 Assisted Projects),
                  Series 1992B, 6.900%, 7/01/22
       7,965    City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding Series 1993,           1/03 at 101        AAA     7,256,673
                  5.000%, 1/01/16
       5,000    City of Chicago, O'Hare International Airport, Special Facility                11/00 at 102       Baa1     5,127,550
                  Revenue Bonds (American Airlines Inc. Project), Series 1990A, 7.875%,
                  11/01/25 (Alternative Minimum Tax)
      21,710    City of Chicago, O'Hare International Airport, General Airport                  1/04 at 102        AAA    19,395,063
                  Second Lien Revenue Refunding Bonds,
                  1993 Series C, 5.000%, 1/01/18
      61,250    City of Chicago, O'Hare International Airport, General Airport                  1/04 at 102         A+    54,819,363
                  Revenue Refunding Bonds 1993 Series A, 5.000%, 1/01/16
      22,335    City of Chicago, Water Revenue Bonds, Series 1995, 5.000%, 11/01/15            11/06 at 102        AAA    20,491,469
      25,380    The County of Cook, Illinois, General Obligation Bonds, Series 1993A,          11/03 at 100        AAA    21,703,199
                  5.000%, 11/15/23
      17,300    DuPage Water Commission (DuPage, Cook and Will Counties, Illinois),             3/02 at 100        AAA    17,497,047
                  General Obligation Water Refunding Bonds, Series 1992, 5.750%, 3/01/11
      11,350    DuPage Water Commission (DuPage, Cook and Will Counties, Illinois),             5/03 at 102        Aa1    10,941,173
                  Water Refunding Revenue Bonds, Series 1993, 5.250%, 5/01/14
      17,075    Illinois Educational Facilities Authority, Revenue Refunding Bonds,             7/03 at 102        Aa1    16,386,195
                  The University of Chicago, Series 1993B, 5.600%, 7/01/24
      57,600    Illinois Health Facilities Authority, Revenue Bonds, Series 1994A               8/04 at 102        AA+    56,192,256
                  (Northwestern Memorial Hospital), 6.000%, 8/15/24
       6,115    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993     10/03 at 102         A-     5,261,591
                  (Illinois Masonic Medical Center), 5.500%, 10/01/19
      10,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1992               10/02 at 102        AAA    10,052,700
                  (Highland Park Hospital), 6.200%, 10/01/22
      34,120    Illinois Health Facilities Authority, Revenue Bonds, Series 1993               11/03 at 102        AAA    31,423,838
                  (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                  5.500%, 11/15/25
       7,275    Illinois Health Facilities Authority, Revenue Bonds, Series 1994                3/04 at 102        AAA     7,599,392
                  (Southern Illinois Hospital Services), 5.850%, 3/01/14
                  (Pre-refunded to 3/01/04)

Portfolio of Investments
Nuveen Intermediate Duration Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                                  Optional Call                   Market
Amount (000)    Description                                                                     Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)
$      3,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1998A              11/08 at 101         AAA  $ 2,530,710
                  (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                  5.000%, 11/15/24
       8,000    Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds,       2/06 at 102         AAA    7,894,400
                  Series 1996 (Sinai Health System), 6.000%, 2/15/24
       9,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1999               11/09 at 101           A    8,432,100
                  (OSF Healthcare System), 6.250%, 11/15/29
      15,100    State of Illinois, General Obligation Bonds, Series of March 1992              10/02 at 102          AA   15,756,850
                  (Full Faith and Credit), 6.200%, 10/01/04
                State of Illinois, General Obligation Bonds, Series of
                  August 1992 (Full Faith and Credit):
      14,750      5.875%, 6/01/10                                                               6/02 at 102          AA   15,071,108
       5,000      5.875%, 6/01/11                                                               6/02 at 102          AA    5,095,950
      10,000    State of Illinois, General Obligation Bonds, Series of April 1993               4/03 at 102          AA    9,934,100
                  (Full Faith and Credit), 5.700%, 4/01/18
      14,200    State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),              6/03 at 102         AAA   13,247,038
                  Series S, 5.250%, 6/15/18
      15,315    State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),              6/01 at 100         AAA   15,357,576
                  Series O, 6.000%, 6/15/18
                The Illinois State Toll Highway Authority, Toll Highway
                  Priority Revenue Bonds, 1992 Series A:
      20,000      6.450%, 1/01/13 (Pre-refunded to 1/01/03)                                     1/03 at 102      AA-***   21,070,000
       8,805      6.200%, 1/01/16 (Pre-refunded to 1/01/03)                                     1/03 at 102         AAA    9,234,772
      43,180    Metropolitan Pier and Exposition Authority (Illinois), McCormick                6/03 at 102         Aaa   45,843,342
                  Place Expansion Project Bonds, Series 1992A, 6 .500%, 6/15/27
                  (Pre-refunded to  6/15/03)
       7,500    Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry            6/03 at 102         AAA    7,812,525
                  and Will Counties, Illinois, General Obligation Refunding Bonds,
                  Series 1993B, 5.800%, 6/01/13: (Pre-refunded to 6/01/03)
      11,215    Forest Preserve District of Will County, Illinois, General                     No Opt. Call         AAA    3,696,240
                  Obligation Bonds, Series 1999B, 0.000%, 12/01/18
       1,515    The Elderly Housing Corporation of Zion, Illinois, Housing Development          9/00 at 101           A    1,538,089
                  Revenue Bonds (Dell-Zion Associates -- Section 8 Assisted Project),
                  Series 1978, 7.750%, 3/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.9%
      10,835    Duneland School Building Corporation, First Mortgage Bonds,                     8/07 at 101         AAA   11,133,613
                  Series 1997, 5.450%, 8/01/15 (Pre-refunded to 8/01/07)
      11,590    Indiana Health Facilities Financing Authority, Hospital Revenue                 9/02 at 102         AAA   11,817,975
                  Refunding Bonds, Series 1992A (Methodist Hospital of Indiana, Inc.),
                  5.750%, 9/01/11
      49,600    Indiana Health Facilities Financing Authority, Hospital Revenue Bonds          11/05 at 100         Aaa   51,199,600
                  (Daughters of Charity), Series 1993, 5.750%, 11/15/22
                  (Pre-refunded to 11/15/05)
      10,100    Indiana State Office Building Commission, Correctional Facilities Program,     12/01 at 102      Aa2***   10,543,289
                  Revenue Bonds, Series 1991, 6.375%, 7/01/16 (Pre-refunded to 12/01/01)
       2,750    The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds,       2/03 at 102          AA    2,892,230
                  6.750%, 2/01/20
      12,500    The Indianapolis Local Public Improvement Bond Bank, Series 1993 A Bonds,       1/03 at 102         AAA   12,638,625
                  6.000%, 1/10/18
       2,300    Southwind Housing, Inc., Evansville, Indiana, First Mortgage Revenue Bonds,     5/00 at 100      N/R***    2,510,749
                  Series 1978A, 7.125%, 11/15/21
-----------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.3%
       3,815    City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy Hospital        7/02 at 100         AAA    4,022,803
                  Project), Series 1992, 6.625%, 7/01/14 (Pre-refunded to 7/01/02)
       2,575    Iowa Housing Finance Authority, Single Family Mortgage Bonds,                   8/00 at 100         Aaa    2,579,043
                  1977 Series A, 5.875%, 8/01/08


   Principal                                                                                  Optional Call                   Market
Amount (000)    Description                                                                     Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 4.3%

$     34,500    County of Carroll, Kentucky, Collateralized Pollution Control Revenue           9/02 at 102          A1  $36,636,930
                  Bonds (Kentucky Utilities Company Project), 1992 Series A,
                  7.450%, 9/15/16

      27,420    Kenton County Airport Board (Commonwealth of Kentucky), Special Facilities      2/02 at 102        BBB-   27,806,622
                  Revenue Bonds, 1992 Series A (Delta Air Lines, Inc. Project),
                  7.125%, 2/01/21 (Alternative Minimum Tax)

         740    Kentucky Housing Corporation, Housing Revenue Bonds (FHA-Insured/VA             7/01 at 102         AAA      750,064
                  Guaranteed), 1991 Series A, 7 .250%, 1/01/17

                Kentucky Housing Corporation, Housing Revenue Bonds
                  (Federally Insured or Guaranteed Mortgage Loans), 1993
                  Series B:
      17,600      5.300%, 7/01/10                                                               1/04 at 102         AAA   17,421,536
      13,400      5.400%, 7/01/14                                                               1/04 at 102         AAA   12,910,632

      16,980    The Turnpike Authority of Kentucky, Resource Recovery Road Revenue              7/00 at 100          A+   16,550,915
                  Refunding Bonds, 1987 Series A, 5.000%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.9%

                Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A:
      13,650      5.650%, 11/15/20                                                              2/04 at 102          AA   13,030,700
      10,000      5.700%, 11/15/26                                                              2/04 at 102          AA    9,509,700
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.1%

       2,315    Community Development Administration, Maryland Department of Housing            1/07 at 102         Aa2    2,315,556
                  and Community Development, Housing Revenue Bonds, Series 1996A,
                  5.875%, 7/01/16
------------------------------------------------------------------------------------------------------------------------------------
                 Massachusetts - 2.1%

       5,000    Massachusetts Bay Transportation Authority, Certificates of Participation,      8/00 at 102         AAA    5,140,650
                  1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

                Massachusetts Water Resources Authority, General Revenue Refunding Bonds,
                  1993 Series B:
      14,890      5.250%, 3/01/13                                                               3/03 at 102          A+   14,409,500
      10,795      5.000%, 3/01/22                                                               3/03 at 100          A+    9,377,293

                Massachusetts Water Resources Authority, General Revenue Bonds,
                  1993 Series C:
      12,705      5.250%, 12/01/20 (Pre-refunded to 12/01/04)                                  12/04 at 102         Aaa   13,059,597
      13,345      5.250%, 12/01/20                                                             12/04 at 102          A+   12,251,110
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 7.1%

      15,000    School District of the City of Detroit, Wayne County, Michigan, School          5/06 at 102         AAA   15,678,300
                  Building and Site Improvement Bonds (Unlimited Tax General Obligation),
                  Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06)

      10,000    School District of the City of Detroit, Wayne County, Michigan, School          5/09 at 101         AAA    8,223,500
                  Building and Site Improvement Bonds (Unlimited Tax General Obligation),
                  Series 1998B, 4.750%, 5/01/28

      11,335    City of Grand Rapids, Michigan, Water Supply System Refunding Revenue           1/01 at 102         AAA   11,678,904
                  Bonds, Series 1991, 6.500%, 1/01/15

       3,370    Michigan Higher Education Facilities Authority, Limited Obligation              5/08 at 100          AA    3,035,595
                  Revenue and Revenue Refunding Bonds, Series 1998C
                  (Aquinas College Project), 5.125%, 5/01/16

      10,000    State Building Authority, State of Michigan, 1991 Revenue Refunding            10/01 at 102          AA   10,151,300
                  Bonds, Series I, 6.250%, 10/01/20

                State Building Authority, State of Michigan, 1998 Revenue
                Bonds Series I (Facilities Program):
      14,080      4.750%, 10/15/17                                                             10/09 at 100          AA   12,170,470
       8,650      4.750%, 10/15/21                                                             10/09 at 100          AA    7,258,042

       4,000    Michigan State Hospital Finance Authority, Revenue Bonds, Sisters of            2/01 at 102         Aaa    4,159,280
                  Mercy Health Corporation, Series 1991J, 7.000%, 2/15/21
                  (Pre-refunded to 2/15/01)

          Portfolio of Investments
          Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                                   Optional Call                 Market
Amount (000)    Description                                                                   Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)
                Michigan State Hospital Finance Authority, Hospital Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series 1993B:
$     19,585       5.750%, 8/15/13                                                             8/04 at 102        BBB-  $ 16,590,454
      69,575       5.500%, 8/15/23                                                             8/04 at 102        BBB-    53,015,454
       3,000    Michigan State Hospital Finance Authority Revenue Refunding Bonds             10/05 at 100         AAA     3,342,570
                   (Genesy's Health System Obligated Group), Series 1995A,
                   7.500%, 10/01/27 (Pre-refunded to 10/01/05)
      12,080    Michigan State Housing Development Authority, Rental Housing Revenue Bonds,    4/04 at 102         AAA    12,048,350
                    1994 Series B, 5.700%, 4/01/12
      15,600    State of Michigan, State Trunk Line Fund Bonds, Series 1992A,
                   5.500%, 10/01/21                                                           10/02 at 100          AA    15,323,880
      16,805    Hospital Finance Authority of the City of St. Joseph, Revenue                  1/04 at 102         AAA    15,623,272
                   Refunding Bonds (Mercy Memorial Medical Center Obligated Group),
                   Series 1993, 5.250%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%
       1,120    Minnesota Housing Finance Agency, Housing Development Bonds, 1977 Series A,    8/00 at 101          AA     1,131,021
                   6.250%, 2/01/20
       8,150    Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D,         2/05 at 102         AAA     8,235,331
                   5.800%, 8/01/11
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.2%
       7,500    Mississippi Business Finance Corporation, Pollution Control                   10/03 at 102        BBB-     6,508,200
                   Revenue Refunding Bonds  (System Energy Resources, Inc. Project),
                   Series 1998, 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.4%
       3,650    The Industrial Development Authority of the City of Kansas City, Missouri,    11/08 at 102         N/R     3,045,122
                   Retirement Facility Refunding and Improvement Revenue Bonds,
                   Series 1998A (Kingswood Project),  5.800%, 11/15/17
       6,195    Missouri Housing Development Commission, Housing Development Bonds,            9/00 at 101         AA+     6,279,314
                   Series B 1979 (Federally Insured Mortgage Bonds), 7.000%, 9/15/22
------------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.2%
       5,825    Montana Health Facility Authority, Health Care Revenue Bonds,                  6/06 at 102        BBB-     5,258,461
                   Series 1996 (Community Medical Center, Inc.), 6.375%, 6/01/18
------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.7%
      18,230    Consumer's Public Power District, Nebraska, Nuclear Facility Revenue           7/00 at 100          A+    18,228,724
                   Bonds, 1968 Series, 5.100%, 1/01/03
------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.4%
       1,990    City of Henderson, Nevada, Local Improvement District No. T-4 (Green Valley    5/09 at 103         N/R     1,787,577
                   Properties), Senior  Limited Obligation Refunding Bonds, 1999 Series A,
                   5.900%, 11/01/18
       8,630    City of Reno, Nevada, Insured Hospital Revenue Bonds (St. Mary's               5/03 at 102         AAA     8,699,040
                   Regional Medical Center), Series 1993A, 5.800%, 5/15/13
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%
       8,500    The Industrial Development Authority of the State of New Hampshire,           12/01 at 103          A-     8,886,325
                   Pollution Control Revenue Bonds (Central Maine Power Company Project),
                   1984 Series B, 7.375%, 5/01/14
------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.4%
      10,750    New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,         5/02 at 102          A+    11,279,330
                   1992 Series A, 6.950%, 11/01/13
------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.2%
       5,000    City of Farmington, New Mexico, Pollution Control Refunding Revenue            4/01 at 102          A+     5,183,950
                   Bonds (Southern California Edison Company - Four Corners Project),
                   1991 Series A, 7.200%, 4/01/21

   Principal                                                                                 Optional Call                    Market
Amount (000)    Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                New York - 6.6%
$     11,190    Battery Park City Authority, Senior Revenue Refunding Bonds,                  11/03 at 102         AA   $ 10,473,952
                   Series 1993A, 5.000%, 11/01/13
       2,350    The City of New York, General Obligation Bonds, Fiscal 1996 Series C,         No Opt. Call         A-      2,425,459
                   6.000%, 8/15/04
       8,000    The City of New York, General Obligation Bonds, Fiscal 1994 Series D,      8/03 at 101 1/2         A-      8,088,240
                   5.750%, 8/15/11
       8,525    The City of New York, General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2        AAA      8,972,989
                   Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                   (Pre-refunded to 8/01/02)
       7,500    The City of New York, General Obligation Bonds, Fiscal 1996 Series G,         No Opt. Call         A-      7,712,025
                   5.900%, 2/01/05
      15,620    The City of New York, General Obligation Bonds, Fiscal 1997 Series E,      8/06 at 101 1/2         A-     15,887,571
                   6.000%, 8/01/16
      14,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series F,          2/05 at 101      A-***     15,034,740
                   6.625%, 2/15/25 (Pre-refunded to 2/15/05)
      10,770    The City of New York, General Obligation Bonds, Fiscal 1998 Series J,          8/08 at 101         A-     10,480,502
                   5.375%, 8/01/13
       4,000    The City of New York, General Obligation Bonds, Fiscal 1999 Series H,          3/09 at 101         A-      3,365,320
                   5.000%, 3/15/29
       8,600    New York City Municipal Water Finance Authority, Water and Sewer           6/02 at 101 1/2        Aa3      8,682,044
                   System Revenue Bonds, Fiscal 1993 Series A, 6.000%, 6/15/17
       8,195    New York City Transitional Finance Authority, Future Tax Secured Bonds,        5/10 at 101         AA      8,436,998
                   Fiscal 2000 Series C,  5.875%, 11/01/14 (WI)
       3,050    Dormitory Authority of the State of New York, Insured Revenue Bonds            7/00 at 102        AAA      3,124,481
                   (Special Act School  Districts), 7.000%, 7/01/13
                   (Pre-refunded to 7/01/00)
       5,515    Dormitory Authority of the State of New York, Cornell University Revenue       7/00 at 102        AA+      5,652,820
                   Bonds, Series 1990A, 7.375%, 7/01/20
       8,400    Dormitory Authority of the State of New York, Beth Israel Medical Center      11/00 at 102        AAA      8,601,012
                   Revenue Bonds, Series 1996, 6.000%, 11/01/15
       8,000    Dormitory Authority of the State of New York, Mental Health Services           2/07 at 102          A      7,568,240
                   Facilities Improvement Revenue Bonds, Series 1997B, 5.500%, 8/15/17
                New York State Housing Finance Agency, Health Facilities Revenue Bonds
                (New York City), 1990 Series A Refunding:
      16,160       8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                11/00 at 102        AAA     16,768,262
       2,550       8.000%, 11/01/08                                                           11/00 at 102       BBB+      2,613,011
       8,000    New York Local Government Assistance Corporation (A Public Benefit             4/02 at 102        AAA      8,472,400
                   Corporation of the State of New York), Series 1991D Bonds,
                   7.000%, 4/01/18 (Pre-refunded to 4/01/02)
       9,685    State of New York Mortgage Agency, Mortgage Revenue Bonds,                    10/00 at 100        Aaa      9,692,651
                   Eighth Series A, 6.875%, 4/01/17
      10,270    Power Authority of the State of New York, General Purpose Revenue              1/03 at 102        AAA     10,537,534
                   Bonds, Series CC, 5.250%, 1/01/18 (Pre-refunded to 1/01/03)
       5,000    Triborough Bridge and Tunnel Authority (New York), General Purpose             1/04 at 100        Aa3      4,275,700
                   Revenue Bonds, Series 1994A, 4.750%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.7%
      69,150    North Carolina Eastern Municipal Power Agency, Power System                    1/03 at 102        BBB     69,392,025
                   Revenue Bonds, Refunding Series 1993 B, 6.250%, 1/01/12
       1,130    Housing Authority of the City of Wilmington, North Carolina, First             6/00 at 100     N/R***      1,138,554
                   Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.9%
       2,970    Midwest City Memorial Hospital Authority (Midwest City, Oklahoma),             4/02 at 102    BBB+***      3,154,883
                   Hospital Revenue Bonds, Series 1992, 7.375%, 4/01/12
                   (Pre-refunded to 4/01/02)
      21,160    Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable Rate           12/00 at 102       Baa1     21,512,737
                   Revenue Obligations, 7.375%, 12/01/20 (Alternative Minimum Tax)

          Portfolio of Investments
          Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                               Optional Call                      Market
Amount (000)    Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.4%
$     10,000    State of Oregon, Department of Administrative Services, Certificates of      5/07 at 101         AAA    $ 10,493,400
                   Participation, 1997 Series A, 5.800%, 5/01/24
                   (Pre-refunded to 5/01/07)
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 3.5%
      10,000    Lehigh County Industrial Development Authority, Pollution Control Revenue    9/04 at 102         AAA      10,248,100
                   Refunding Bonds, 1994 Series B (Pennsylvania Power and Light Company
                   Project), 6.400%, 9/01/29
      22,500    Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds,         7/03 at 102         AAA      22,347,225
                   Issue 1993, 5.750%, 7/01/14
                Pennsylvania Housing Finance Agency, Multifamily Housing Refunding Bonds
                (Federal Housing Administration Insured Mortgage Loans), Issue 1992:
       4,025       8.100%, 7/01/13                                                           7/02 at 102         AAA       4,289,885
      16,830       8.200%, 7/01/24                                                           7/02 at 102         AAA      17,942,968
      16,600    Pennsylvania Intergovernmental Cooperation Authority, Special Tax            6/03 at 100         AAA      14,424,404
                   Revenue Refunding Bonds (City of Philadelphia Funding Program),
                   Series of 1993A, 5.000%, 6/15/22
      12,500    City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,           8/01 at 100         AAA      12,868,875
                   Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)
      11,070    Public Auditorium Authority of Pittsburgh and Allegheny County               8/09 at 101         AAA       9,568,244
                   (Allegheny County, Pennsylvania),  Hotel Room Excise Tax Revenue Bonds,
                   Series of 1999, 5.125%, 2/01/35
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.3%
       8,095    Rhode Island Convention Center Authority, Refunding Revenue Bonds,           5/03 at 100         AAA       7,110,891
                   1993 Series B, 5.000%, 5/15/20
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.9%
                City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,
                Series 1982:
          75       14.000%, 11/15/01 (Pre-refunded to 5/15/01)                               5/01 at 100       A2***          79,170
       1,220       14.000%, 11/15/01                                                         5/00 at 100        A***       1,326,555
       6,635       14.000%, 11/15/01                                                        No Opt. Call           A       7,100,379
      29,500    Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds       8/00 at 102         AAA      29,574,045
                   (Houston Lighting and Power Company Project), Series 1995,
                   5.800%, 8/01/15
       6,585    Crowley Independent School District, Tarrant and Johnson Counties,           8/08 at 100         AAA       6,932,754
                   Unlimited Tax School Building Bonds, Series 1997, 6.500%, 8/01/23
                Grapevine-Colleyville Independent School District (Tarrant and Dallas
                Counties, Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
       4,890       0.000%, 8/15/19                                                          No Opt. Call         AAA       1,533,651
      10,000       0.000%, 8/15/24                                                          No Opt. Call         AAA       2,263,000
      25,900    Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,         8/04 at 102         AAA      25,354,028
                   Series 1994, 5.300%, 8/15/13
       7,000    Harris County Health Facilities Development Corporation (Texas),             2/01 at 102         AAA       7,229,880
                   Hospital Revenue Bonds (St. Luke's Episcopal Hospital Project),
                   Series 1991A, 6.750%, 2/15/21
      53,280    City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding       2/02 at 101         Aa1      48,294,058
                   Bonds, New Series 1992, 5.000%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.4%
       8,300    Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,     7/03 at 102          A+       8,180,895
                   1993 Series A, 5.500%, 7/01/13
       1,205    Layton, Utah, Industrial Development Revenue Bonds (C.D.I. Ltd. Project -    6/00 at 100        Baa3       1,206,916
                   K-Mart Guaranteed), 8.750%, 6/01/05

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.1%
$        165   University of Vermont and State Agricultural College, Housing,                 7/00 at 100          A+    $   165,454
                 Dining and Student Services Facilities System Bonds, Lot 1,
                 Series 1969-A, 6.300%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 3.8%
       7,750   Richmond Metropolitan Authority (Virginia), Expressway Revenue and             7/02 at 102         AAA      7,876,480
                 Refunding Bonds, Series 1992-B, 6.250%, 7/15/22
      39,630   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,           1/02 at 102         AA+     40,459,060
                 1992 Series A, 7.150%, 1/01/33
       3,070   Virginia Housing Development Authority, Multifamily Mortgage Bonds,            5/00 at 100         AA+      3,075,066
                 1978 Series B, 6.700%, 11/01/21
               Virginia Housing Development Authority, Multifamily Housing Bonds,
               1993 Series C:
      19,080     5.550%, 5/01/08                                                              5/03 at 102         AA+     19,146,017
      28,075     5.900%, 5/01/14                                                              5/03 at 102         AA+     28,207,514
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 6.3%
       5,860   Public Utility District No. 1 of Chelan County, Rocky Reach Hydro-Electric     7/00 at 100          AA      5,327,560
                 System Revenue Bonds, Series of 1968, 5.125%, 7/01/23
       9,260   Public Utility District No. 1 of Douglas County, Washington, Wells         9/00 at 100 1/2         AA-      8,363,817
                 Hydroelectric Revenue Bonds, Series of 1963, 4.000%, 9/01/18
       7,250   Municipality of Metropolitan Seattle, Sewer Refunding Revenue                  1/03 at 102         AAA      7,306,913
                 Bonds, Series Y, 5.700%, 1/01/12
       5,000   Washington Public Power Supply System, Nuclear Project No. 1                  No Opt. Call         Aa1      5,729,750
                 Refunding Revenue Bonds, Series 1989B, 7.125%, 7/01/16
               Washington Public Power Supply System, Nuclear Project No. 1 Refunding
               Revenue Bonds, Series 1993A:
      14,260     7.000%, 7/01/07                                                             No Opt. Call         Aa1     15,605,288
      18,500     5.750%, 7/01/13                                                              7/03 at 102         Aa1     18,568,080
      10,000     5.700%, 7/01/17                                                              7/03 at 102         AAA      9,864,500
       7,805   Washington Public Power Supply System, Nuclear Project No. 1 Refunding        No Opt. Call         Aa1      8,653,716
                 Revenue Bonds, Series 1993B, 7.000%, 7/01/09
      10,000   Washington Public Power Supply System (Bonneville), Nuclear Project No. 1      7/03 at 102         Aa1      9,482,300
                 Refunding Revenue  Bonds, Series 1993C, 5.375%, 7/01/15
       8,835   Washington Public Power Supply System, Nuclear Project No. 3 Refunding         7/03 at 102         Aa1      8,605,202
                 Revenue Bonds, Series 1993B, 5.700%, 7/01/18
               Washington Public Power Supply System, Nuclear Project No. 3 Refunding
               Revenue Bonds, Series 1993C:
       9,180     5.300%, 7/01/10                                                              7/03 at 102         Aa1      9,032,753
      51,070     5.375%, 7/01/15                                                              7/03 at 102         Aa1     48,426,106
      11,745     5.500%, 7/01/18                                                              7/03 at 102         Aa1     11,155,401
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 4.9%
       4,195   Wisconsin Housing and Economic Development Authority, Insured                 No Opt. Call       AA***      4,219,205
                 Mortgage Revenue Refunding Bonds, 1977 Series A, 5.800%, 6/01/17
       8,500   Wisconsin Housing and Economic Development Authority, Multifamily              4/02 at 102          AA      8,922,110
                 Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22
      28,200   Wisconsin Housing and Economic Development Authority,                         12/03 at 102          AA     28,251,606
                 Housing Revenue Bonds, 1993 Series C, 5.800%, 11/01/13
      13,700   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,         11/01 at 102         AAA     13,962,629
                 Series 1991 (Columbia Hospital, Inc.), 6.250%, 11/15/21
       7,695   Wisconsin Petroleum Inspection Fee Revenue Bonds, 2000 Series A,              No Opt. Call         AA-      7,795,954
                 5.500%, 7/01/03
       9,830   Wisconsin Health and Educational Facilities Authority, Health Facilities       6/02 at 102         AAA      9,915,521
                 Refunding Revenue Bonds (SSM Health Care), Series 1992AA,
                 6.250%, 6/01/20

          Portfolio of Investments
          Nuveen Intermediate Duration Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                              Optional Call                       Market
Amount (000)    Description                                                               Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin (continued)
$      3,950    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,      10/04 at 102        AAA   $     3,996,052
                   Series 1994A (Froedtert Memorial Lutheran Hospital, Inc.),
                   5.875%, 10/01/13
       6,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,      12/02 at 102        AAA         5,951,940
                   Series 1992A (Meriter Hospital, Inc.), 6.000%, 12/01/22
      17,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       8/03 at 102        AAA        15,069,310
                   Series 1993 (Aurora Health Care Obligated Group), 5.250%, 8/15/23
      32,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       5/06 at 102        AAA        30,538,560
                   Series 1996 (Aurora Medical Group, Inc. Project), 5.750%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------
$  2,693,145    Total Investments - (cost $2,533,953,737) - 98.5%                                                      2,590,993,629
============    --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      39,366,602
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $ 2,630,360,231
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis.

                See accompanying notes to financial statements.

                       Portfolio of Investments
                       Nuveen Insured Municipal Bond Fund
                       April 30, 2000


   Principal                                                                                 Optional Call                    Market
Amount (000)    Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 4.6%
$     10,000    Alabama Incentives Financing Authority, Tax Exempt Special Obligation         10/09 at 102        AAA  $  10,019,900
                  Bonds, Series 1999-A, 6.000%, 10/01/29
       2,120    The Water Supply Board of the City of Albertville (Alabama),                   3/02 at 102        AAA      2,220,043
                  Water Revenue Bonds, Series 1992, 6.700%, 3/01/11
       3,985    The Governmental Utility Services Corporation of the City of Auburn,           6/00 at 102        AAA      4,072,829
                  Floating/Fixed Rate Wastewater Treatment Revenue Bonds,
                  Series 1984 (Merscot-Auburn Limited Partnership Project), 7.300%, 1/01/12
       1,875    The Special Care Facilities Financing Authority of the City of Birmingham      1/01 at 102        AAA      1,937,325
                  (Alabama), Revenue Bonds, Series 1991-A (The Baptist Medical Centers),
                  7.000%, 1/01/21
       5,000    Houston County (Alabama), Health Care Authority, Series 2000 Bonds,           10/09 at 101        Aaa      4,993,300
                  6.125%, 10/01/25
       3,000    City of Madison (Alabama), General Obligation School Warrants, Series 1994,    2/04 at 102        AAA      3,180,300
                  6.250%, 2/01/19
                The Utilities Board of the City of Oneonta (Alabama), Utility Revenue Bonds,
                  Series 1994:
       2,860      6.900%, 11/01/24 (Pre-refunded to 11/01/04)                                 11/04 at 102        AAA      3,125,723
         140      6.900%, 11/01/24                                                            11/04 at 102        AAA        151,295
                West Morgan-East Lawrence Water Authority, Water Revenue Bonds, Series 1994:
       2,200      6.800%, 8/15/19 (Pre-refunded to 8/15/04)                                    8/04 at 102        AAA      2,389,024
       3,000      6.850%, 8/15/25 (Pre-refunded to 8/15/04)                                    8/04 at 102        AAA      3,263,520
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.4%
       4,500    Alaska Industrial Development and Export Authority, Revolving Fund Bonds,      4/07 at 102        AAA      4,464,135
                  Series 1997A,  5.900%, 4/01/17 (Alternate Minimum Tax)
       5,985    Alaska Housing Finance Corporation, Mortgage Revenue Bonds,                    6/06 at 102        AAA      6,080,341
                  1996 Series A, 6.000%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 1.5%
                Tempe Union High School District No. 213 of Maricopa County, Arizona,
                School Improvement and Refunding Bonds, Series 1994:
       4,290      6.000%, 7/01/10 (Pre-refunded to 7/01/04)                                    7/04 at 101        AAA      4,491,845
       1,710      6.000%, 7/01/10                                                              7/04 at 101        AAA      1,777,990
       5,000    City of Tucson, Arizona, Water System Revenue Bonds, Series 1994-A,
                  6.000%, 7/01/21 (Pre-refunded to 7/01/06)                                    7/06 at 101        AAA      5,289,700
------------------------------------------------------------------------------------------------------------------------------------
                California - 7.5%
       3,525    Brea Public Financing Authority (Orange County, California), 1991              8/01 at 102        AAA      3,709,922
                  Tax Allocation Revenue Bonds,  Series A (Redevelopment Project AB),
                  7.000%, 8/01/15 (Pre-refunded to 8/01/01)
                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                1999 Series L:
      34,000      0.000%, 2/01/18 (Alternative Minimum Tax)                                 8/09 at 59 1/2        AAA     11,012,600
       5,930      0.000%, 2/01/31 (Alternative Minimum Tax)                                 8/09 at 26 5/8        AAA        816,798
       8,000    City of Oakland, California, Insured Revenue Bonds (1800 Harrison              1/10 at 100        AAA      8,089,840
                  Foundation - Kaiser Permanente), Series 1999A, 6.000%, 1/01/29
      13,750    Ontario Redevelopment Financing Authority (San Bernardino                      8/03 at 102        AAA     13,687,713
                  County, California), 1993 Revenue Bonds (Ontario Redevelopment
                  Project No. 1), 5.800%, 8/01/23
       5,295    County of Riverside, California (1994 Desert Justice Facility Project),       12/04 at 101        AAA      5,604,228
                  Certificates of Participation, 6.000%, 12/01/12
                  (Pre-refunded to 12/01/04)
       2,250    Sacramento Municipal Utility District (California),                            9/01 at 102        AAA      2,357,753
                  Electric Revenue Bonds, 1991 Series Y,  6.500%, 9/01/21
                  (Pre-refunded to 9/01/01)


                 Portfolio of Investments
                 Nuveen Insured Municipal Bond Fund (continued)
                 April 30, 2000

   Principal                                                                                Optional Call                    Market
Amount (000)   Description                                                                   Provisions*      Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)
$     17,355   County of San Bernardino (California), Single Family Home Mortgage            5/07 at 28 1/16        AAA $  2,482,980
                    Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                    0.000%, 5/01/31 (Alternative Minimum Tax)
      10,000   The Regents of the University of California, Revenue Bonds (Multiple
                    Purpose Projects), Series D, 6.375%, 9/01/24 (Pre-refunded to 9/01/02    9/02 at 102            AAA   10,594,100
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 3.7%
               City of Broomfield, Colorado, Master Facilities Lease Purchase Agreement,
                    Certificates of Participation, Series 1999, City and County of
                    Broomfield Building Corporation:
       5,030        5.875%, 12/01/19                                                        12/09 at 100            AAA    5,108,870
       5,000        6.000%, 12/01/29                                                        12/09 at 100            AAA    5,059,650
      10,000   Colorado Health Facilities Authority, Hospital Revenue Bonds (Poudre
                    Valley Health Care, Inc.), Series 1999A, 5.750%, 5/15/24                 5/09 at 101            AAA    9,764,300

               Board of Water Commissioners, City and County of Denver, Colorado,
                    Certificates of Participation, Series 1991:
       2,675   6.625%, 11/15/11 (Pre-refunded to 11/15/01)                                  11/01 at 101            AAA    2,776,837
       1,825   6.625%, 11/15/11                                                             11/01 at 101            AAA    1,884,586
       3,500   Jefferson County, Colorado, Refunding Certificates of Participation,
                    6.650%, 12/01/08                                                        12/02 at 102            AAA    3,704,540
------------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.5%
       3,600   Delaware Economic Development Authority, Pollution Control Refunding
                    Revenue Bonds (Delmarva Power and Light Company Project),                5/02 at 102            AAA    3,768,984
                    Series 1992 B, 6.750%, 5/01/19
------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.7%
       4,000   District of Columbia (Washington, D.C.), General Obligation Bonds,
                    Series 1994B, 6.100%, 6/01/11 (Pre-refunded to 6/01/04)                  6/04 at 102            AAA    4,217,760
       1,400   District of Columbia (Washington, D.C.), General Obligation Bonds,
                    Series 1998B, 5.250%, 6/01/26                                            6/08 at 101            AAA    1,244,684
------------------------------------------------------------------------------------------------------------------------------------
               Florida - 1.6%
       5,000   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,
                    2000 Series 4, 6.250%, 7/01/22 (Alternative Minimum Tax)                 1/10 at 100            AAA    5,082,900
         920   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds, Series 1991,
                    6.750%, 9/01/21  (Pre-refunded to 9/01/01)                               9/01 at 101            AAA      954,408

          80   Florida Keys Aqueduct Authority, Water Revenue Bonds, Series 1991,
                    6.750%, 9/01/21                                                          9/01 at 101            AAA       82,718

               Florida Ports Financing Commission Revenue Bonds (State Transportation
               Trust Fund - Intermodal Program) Series 1999:
       2,230        5.500%, 10/01/23 (Alternative Minimum Tax)                              10/09 at 101            AAA    2,121,488
       4,375        5.500%, 10/01/29 (Alternative Minimum Tax)                              10/09 at 101            AAA    4,117,269
------------------------------------------------------------------------------------------------------------------------------------
               Georgia - 2.9%
       5,000   City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1992,
                    6.625%, 7/01/17 (Pre-refunded to 7/01/02)                                7/02 at 102            AAA    5,276,650

       5,000   Development Authority of Appling County (Georgia), Pollution Control
                    Revenue Bonds (Oglethorpe Power Corporation Hatch Project),
                    Series 1994, 7.150%, 1/01/21                                             1/04 at 101            AAA    5,317,550
       2,250   Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial Medical
                    Center, Inc.) (Savannah, Georgia), Series 1990A, 7.000%, 1/01/21
                    (Pre-refunded to 1/01/01)                                                1/01 at 102            AAA    2,333,295
       3,020   Development Authority of the City of Marietta, First Mortgage Revenue Bonds
                    (Life College, Inc.), Series 1995A and Series 1995B, 5.950%, 9/01/19     9/05 at 102            AAA    3,053,160
       6,180   Development Authority of the City of Marietta (Life College, Inc.),
                    6.250%, 9/01/25                                                          9/05 at 102            AAA    6,323,376

   Principal                                                                                 Optional Call                   Market
Amount (000)    Description                                                                   Provisions*     Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 12.3
$      2,500   City of Chicago, General Obligation Adjustable Rate Bonds, Central Public
                    Library Project,  Series C of 1988, 6.850%, 1/01/17 (Pre-refunded
                    to 7/01/02)                                                                7/02 at 101 1/2      AAA  $ 2,638,000
       5,000   City of Chicago, General Obligation Bonds, Project Series A of 1992,
                    6.250%, 1/01/12 (Pre-refunded to 1/01/02)                                  1/02 at 102          AAA    5,191,250
       9,590   Chicago School Reform Board of Trustees of the Board of Education of the
                    City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                    (Dedicated Tax Revenues), Series 1997, 5.800%, 12/01/17                   12/07 at 102          AAA    9,613,879
      24,000   Chicago School Reform Board of Trustees of the Board of Education of the
                    City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                    (Dedicated Tax Revenues), Series 1998B-1, 0.000%, 12/01/26                No Opt. Call          AAA    4,659,600
       9,000   City of Chicago, O'Hare International Airport, General Airport Second Lien
                    Revenue Refunding Bonds, 1999 Series, 5.500%, 1/01/18 (Alternative
                    Minimum Tax)                                                               1/10 at 101          AAA    8,555,220
      12,800   Public Building Commission of Chicago (Illinois), Building Revenue Bonds,
                    Series A of 1993 (Board of Education of the City of Chicago), 5.750%,
                    12/01/18 (Pre-refunded to 12/01/03)                                       12/03 at 102          AAA   13,332,224

                    Town of Cicero, Cook County, Illinois, General Obligation Corporate
                    Purpose Bonds, Series 1994A:
       3,610   6.400%, 12/01/14 (Pre-refunded to 12/01/04)                                    12/04 at 102          AAA    3,866,093
       2,930   6.400%, 12/01/14                                                               12/04 at 102          AAA    3,079,752
       5,000   The County of Cook, Illinois, General Obligation Bonds, Series 1993A,
                    5.000%, 11/15/23                                                          11/03 at 100          AAA    4,275,650
       2,500   Community College District No. 508, Cook County, Illinois, Certificates of
                    Participation,  8.750%, 1/01/07                                           No Opt. Call          AAA    2,983,175
       2,370   Board of Governors of State Colleges and Universities (Illinois), Eastern
                    Illinois University, Auxiliary Facilities System Revenue Bonds,
                    Series 1994A, 6.375%, 4/01/16 (Pre-refunded to 4/01/04)                    4/04 at 102          AAA    2,524,643
       6,500   Illinois Development Finance Authority, Revenue Bonds, Remarketed Series
                    1997A (Adventist Health System/Sunbelt Obligated Group), 5.875%,
                    11/15/20 (WI)                                                             11/10 at 101          AAA    6,314,945
       1,455   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                    (Midwestern University), Series 1996B, 6.250%, 5/15/26 (Pre-refunded
                    to 5/15/06)                                                                5/06 at 102          AAA    1,566,104
       3,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A
                    (The University of Chicago Hospitals Project), 6.125%, 8/15/24
                    (Pre-refunded to 8/15/04)                                                  8/04 at 102          AAA    3,179,130
       4,000   Illinois Health Facilities Authority, Health Care Facilities Revenue Bonds,
                    Series 1995 (Northwestern Medical Faculty Foundation, Inc.), 6.500%,
                    11/15/15 (Pre-refunded to 11/15/04)                                       11/04 at 102          AAA    4,297,520
         169   Illinois Health Facilities Authority, Revenue (Community Provider Pooled
                    Loan Program),  7.900%, 8/15/03                                           No Opt. Call          AAA      180,811
         906   Illinois Health Facilities Authority, Revenue Bonds, Series 1988-B
                    (Community Provider Pooled Loan Program), 7.900%, 8/15/03                  8/00 at 100          AAA      908,464
       5,000      State of Illinois, General Obligation Bonds, Series of August 1994, 5.875%,
                    8/01/19                                                                    8/04 at 102           AA    5,020,200

               State of Illinois, General Obligation Bonds, Series of February 1995:
       3,065        6.100%, 2/01/19                                                            2/05 at 102          AAA    3,116,339
       5,545        6.100%, 2/01/20                                                            2/05 at 102          AAA    5,625,513
       4,645   City of Monmouth, Warren County, Illinois, General Obligation Sewer Bonds,
                    Series 1999B, 0.000%, 12/01/29                                            12/09 at 26 3/4       Aaa      671,063
       4,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and
                    Will Counties, Illinois, General Obligation Refunding Bonds, Series
                    1993C, 5.850%, 6/01/23 (Pre-refunded to 6/01/03)                           6/03 at 102          AAA    4,172,360
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 6.8%
       5,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                    and Improvement Bonds, Series 1992 (Community Hospitals Projects),
                    6.400%, 5/01/12                                                            5/02 at 102          AAA    5,190,850
       5,000   Indiana Municipal Power Agency, Power Supply System Revenue Bonds,
                    1993 Series A, 6.125%, 1/01/19                                             1/03 at 102          AAA    5,218,900
       1,755   Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,
                    1997 Series B-2,  6.000%, 7/01/16 (Alternative Minimum Tax)                1/07 at 101 1/2      Aaa    1,754,825

                            Portfolio of Investments
                            Nuveen Insured Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                                  Optional Call                   Market
Amount (000)    Description                                                                    Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)

$     10,620    Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,    1/07 at 101 1/2        Aaa  $ 10,543,005
                  1997 Series B-2, 6.125%, 1/01/27 (Alternative Minimum Tax)

       3,750    City of Indianapolis, Indiana, Gas Utility System Revenue Bonds, Series         6/02 at 102        AAA     3,921,938
                  1992 A, 6.200%, 6/1/23 (Pre-refunded to 6/01/02)

       3,000    The Trustees of Ivy Tech State College, Ivy Tech State College Student Fee      7/00 at 100        AAA     3,027,150
                  Bonds, Series F, 5.875%, 7/01/17

       4,950    Jasper County, Indiana, Collateralized Pollution Control Refunding Revenue      7/01 at 102        AAA     5,158,989
                  Bonds (Northern Indiana Public Service Company Project), Series 1991,
                  7.100%, 7/01/17

       3,300    Marion County Convention and Recreational Facilities Authority (Indiana),       6/01 at 102        AAA     3,450,249
                  Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                  (Pre-refunded to 6/01/01)

       3,235    PHM School Renovation Building Corporation, First Mortgage Bonds, Series        1/09 at 102        AAA     3,024,207
                  1999, 5.250%, 7/15/17

       1,000    City of Princeton, Indiana, Pollution Control Refunding Revenue Bonds,          9/00 at 102        AAA     1,022,050
                  1990 Series (Public Service Company of Indiana, Inc. - Project C),
                  7.375%, 3/15/12

       2,000    Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital          8/01 at 102        AAA     2,097,200
                  Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South
                  Bend Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)

       2,190    Shelby County Jail Building Corporation, First Mortgage Bonds (Shelby           7/02 at 102        AAA     2,306,311
                  County, Indiana), 6.500%, 7/15/09 (Pre-refunded to 7/15/02)

       3,690    Shelby Eastern Schools Building Corporation (Shelby County, Indiana),           7/09 at 102        AAA     3,772,324
                  First Mortgage Bonds, Series 2000, 6.100%, 7/15/20

       2,265    Southwest Allen Multi-School Building Corporation, First Mortgage Refunding     1/02 at 101        AAA     2,336,529
                  Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09
-----------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.5%

       7,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds         5/02 at 102        AAA     7,397,390
                  (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                  (Pre-refunded to 5/15/02)

                State of Louisiana, General Obligation Bonds, Series 1992-A:
       5,000      6.500%, 5/01/09                                                               5/02 at 102        AAA     5,252,600
       2,000      6.500%, 5/01/12 (Pre-refunded to 5/01/02)                                     5/02 at 102        AAA     2,101,040

       4,750    Hospital Service District No. 1 of the Parish of Tangipahoa, State              2/04 at 102        AAA     4,798,498
                  of Louisiana, Hospital Revenue Bonds, Series 1994, 6.250%, 2/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Maine - 3.1%

       8,000    Maine Health and Higher Educational Facilities Authority, Revenue Bonds,        7/05 at 102        AAA     7,957,600
                  Series 1995A, 5.875%, 7/01/25

       3,175    Maine Health and Higher Educational Facilities Authority, Revenue Bonds,        7/04 at 102        AAA     3,466,116
                  Series 1994B, 7.000%, 7/01/24 (Pre-refunded to 7/01/04)

      10,695    Maine State Housing Authority, Mortgage Purchase Bonds, 1996 Series B-2,        5/06 at 102        AAA    10,889,007
                  6.450%, 11/15/26 (Alternative Minimum Tax)

                Town of Old Orchard Beach, Maine, 1992 General Obligation Bonds:

         750    6.650%, 9/01/09 (Pre-refunded to 9/01/02)                                       9/02 at 103        AAA       800,543
         500    6.650%, 9/01/10 (Pre-refunded to 9/01/02)                                       9/02 at 103        AAA       533,695
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.5%

       3,500    City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital              8/00 at 102        Aaa     3,593,905
                  (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to
                  8/15/00)

       1,150    City of Haverhill, Massachusetts, General Obligation Municipal Purpose          6/02 at 102        AAA     1,221,818
                  Loan of 1992, Series A, 7.000%, 6/15/12 (Pre-refunded to 6/15/02)

       1,250    Massachusetts Bay Transportation Authority, Certificates of Participation,      8/00 at 102        AAA     1,285,163
                  1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

       3,400    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,       7/02 at 102        AAA     3,500,436
                  New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25

       5,875    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,      11/03 at 102        AAA     5,270,698
                  Cape Cod Health Systems, Inc. Issue, Series A, 5.250%, 11/15/21

   Principal                                                                                  Optional Call                  Market
Amount (000)    Description                                                                    Provisions*    Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts (continued)
                Massachusetts Health and Educational Facilities Authority,
                  Revenue Bonds, South Shore Hospital Issue, Series D:
$      1,980      6.500%, 7/01/22 (Pre-refunded to 7/01/02)                                    7/02 at 102        AAA  $  2,083,237
       2,020      6.500%, 7/01/22                                                              7/02 at 102        AAA     2,070,439
-----------------------------------------------------------------------------------------------------------------------------------
                Michigan - 8.8%
      12,130    City of Bay City, County of Bay, State of Michigan, 1991 General
                  Obligation Unlimited Tax Street Improvement Bonds, 0.000%, 6/01/21          No Opt. Call        AAA     3,422,480
       5,000    Caledonia Community Schools, Counties of Kent, Allegan and Barry, State
                  of Michigan, 1992 School Building and Site and Refunding Bonds (General
                  Obligation - Unlimited Tax), 6.700%, 5/01/22 (Pre-refunded to 5/01/02)       5/02 at 102        AAA     5,272,500
       2,500    Chelsea School District, Counties of Washtenaw and Jackson, State of
                  Michigan, 1995 School Building and Site Bonds (General Obligation -
                  Unlimited Tax), 6.000%, 5/01/19                                              5/05 at 101        AAA     2,627,375
       2,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series
                  1991, 6.625%, 7/01/21  (Pre-refunded to 7/01/01)                             7/01 at 102        AAA     2,084,380
         125    City of Detroit, Michigan, Water Supply System Revenue Senior Lien Bonds,
                  Series 1999-A,  5.750%, 7/01/26                                              1/10 at 101        AAA       122,913

                Michigan State Hospital Finance Authority, Revenue Bonds (Ascension Health
                  Credit Group), Series 1999A:
      13,500      5.750%, 11/15/17                                                            11/09 at 101        AAA    13,374,585
      13,675      6.125%, 11/15/26                                                            11/09 at 101        AAA    13,716,572
       7,280    Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                  1997 Series A, 6.100%, 10/01/33 (Alternative Minimum Tax)                    4/07 at 102        AAA     7,157,259
       2,000    Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The
                  Detroit Edison Company Pollution Control Bonds Project),
                  Collateralized Series 1991DD, 6.875%, 12/01/21                              12/01 at 102        AAA     2,091,820

                  Tawas City Hospital Finance Authority, Hospital Revenue and
                  Refunding Bonds (St. Joseph Health System), Series 1998A:
       1,440       5.750%, 2/15/23                                                             2/08 at 102        Aaa     1,420,963
       4,250       5.750%, 2/15/23                                                             2/08 at 102      AA***     4,193,815
      15,000    Charter County of Wayne, Michigan, Detroit Metropolitan Wayne County
                  Airport, Airport Revenue Bonds, Series 1998A, 5.000%, 12/01/22
                  (Alternative Minimum Tax)                                                   12/08 at 101        AAA    12,867,300
-----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.2%
       9,675    City of St. Cloud, Minnesota, Health Care Revenue Bonds (The Saint Cloud
                  Hospital Obligated Group), Series 2000-A, 5.875%, 5/01/30 (WI)               5/10 at 101        Aaa     9,448,412
-----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.8%
       6,400    Medical Center Educational Building Corporation (Mississippi), Revenue
                  Bonds, Series 1993 (University of Mississippi Medical Center Project),
                  5.900%, 12/01/23 (Pre-refunded to 12/01/04)                                 12/04 at 102        AAA     6,728,640
       7,450    Walnut Grove Correctional Authority, Certificates of Participation, Series
                  1999, Mississippi Department of Corrections, 6.000%, 11/01/19               11/09 at 102        AAA     7,533,291
-----------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.0%
       7,950    St. Louis Municipal Finance Corporation, City Justice Center, Leasehold
                  Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                  Lessee), 5.950%, 2/15/16                                                     2/06 at 102        AAA     8,126,570
-----------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.7%
       2,000    Clark County, Nevada, Industrial Development Refunding Revenue Bonds
                  (Nevada Power  Company Project), Series 1992C, 7.200%, 10/01/22             10/02 at 102        AAA     2,126,900
       3,625    Clark County, Nevada, Industrial Development Revenue Bonds (Southwest Gas
                  Corporation Project), Series 1999A, 6.100%, 12/01/38 (Alternative
                  Minimum Tax)                                                                12/09 at 102        AAA     3,581,790
-----------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.4%
       2,850    New Hampshire Higher Educational and Health Facilities Authority, Revenue
                  Refunding Bonds, University System of New Hampshire Issue, Series
                  1992, 6.250%, 7/01/20                                                        7/02 at 102        AAA     2,900,360

                            Portfolio of Investments
                            Nuveen Insured Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                              Optional Call                       Market
Amount (000)    Description                                                                Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.2%

$      1,575    Housing Finance Corporation of the Township of Pennsauken               10/00 at 102 1/2        AAA     $ 1,653,750
                  (Pennsauken, New Jersey), Section 8 Assisted Housing Revenue
                  Bonds (Pennsauken Housing Associates - 1979 Elderly Project),
                  8.000%, 4/01/11
-----------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 1.0%

                City of Albuquerque, New Mexico, Hospital System Revenue
                Bonds, 1992 Series B (Presbyterian Healthcare Services):
         665      6.600%, 8/01/07 (Pre-refunded to 8/01/00)                                  8/00 at 100        AAA         668,764
       2,335      6.600%, 8/01/07                                                            8/00 at 100        AAA       2,346,979

       4,445    City of Farmington, New Mexico, Pollution Control Revenue Refunding Bonds,  12/02 at 102        AAA       4,539,901
                  1992 Series A (Public Service Company of New Mexico, San Juan and Four
                  Corners Projects), 6.375%, 12/15/22
-----------------------------------------------------------------------------------------------------------------------------------
                New York - 8.5%

       4,955    Metropolitan Transportation Authority (New York), Commuter Facilities        7/02 at 102        AAA       5,194,376
                  Revenue Bonds, Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

       6,925    Metropolitan Transportation Authority (New York), Commuter Facilities        7/02 at 102        AAA       7,259,547
                  Revenue Bonds, Series 1992B, 6.250%, 7/01/22 (Pre-refunded to 7/01/02)

       5,000    Metropolitan Transportation Authority, Commuter Facilities Revenue       7/04 at 101 1/2        AAA       5,324,550
                  Bonds, Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

       5,945    The City of New York, General Obligation Bonds, Fiscal 1992              8/02 at 101 1/2        AAA       6,257,410
                  Series C, Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                  (Pre-refunded to 8/01/02)

          55    The City of New York, General Obligation Bonds, Fiscal 1992              8/02 at 101 1/2        AAA          57,565
                  Series C, 6.625%, 8/01/12

         575    The City of New York, General Obligation Bonds, Fiscal 1993              5/03 at 101 1/2        AAA         585,350
                  Series E, 6.000%, 5/15/16

                The City of New York, General Obligation Bonds, Fiscal 1992 Series B:
         715      7.000%, 2/01/18 (Pre-refunded to 2/01/02)                              2/02 at 101 1/2        AAA         751,572
       3,035      7.000%, 2/01/18                                                        2/02 at 101 1/2        AAA       3,173,973

                New York City Municipal Water Finance Authority, Water and
                  Sewer Revenue Bonds, Fiscal 1992 Series A:
       3,010      6.750%, 6/15/16 (Pre-refunded to 6/15/01)                                  6/01 at 101        AAA       3,112,852
       3,320      6.750%, 6/15/16                                                            6/01 at 101        AAA       3,420,563

       3,900    New York City Transit Authority, Transit Facilities Refunding Revenue       No Opt. Call        AAA       3,791,151
                  Bonds, Series 1993 (Livingston Plaza Project), 5.400%, 1/01/18

                New York City Industrial Development Agency, Civic Facility Revenue
                  Bonds (USTA National Tennis Center Project):
       3,500      6.500%, 11/15/10                                                          11/04 at 102        AAA       3,733,065
       3,000      6.600%, 11/15/11                                                          11/04 at 102        AAA       3,211,770

       2,000    Dormitory Authority of the State of New York, Victory Memorial Hospital,     8/09 at 101        AAA       1,904,000
                  FHA Insured Mortgage Hospital Revenue Bonds, Series 1999, 5.250%,
                  8/01/15

       7,500    Empire Development Corporation, New York State Urban Development             1/06 at 102        AAA       6,922,350
                  Corporation, Correctional Capital Facilities, Revenue Bonds, Series 6,
                  5.375%, 1/01/25

       6,060    New York State Urban Development Corporation, Correctional Facilities        1/09 at 101        AAA       6,094,966
                  Service Contract Revenue Bonds, Series C, 5.875%, 1/01/19

       5,240    Triborough Bridge and Tunnel Authority, Special Obligation Refunding         1/01 at 102        AAA       5,409,724
                  Bonds, Series 1991B, 6.875%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.3%

       2,500    Dublin City School District, Franklin, Delaware and Union Counties, Ohio,   12/02 at 102        AAA       2,627,475
                  Various Purpose School Building Construction and Improvement Bonds
                  (General Obligation - Unlimited Tax), 6.200%, 12/01/19 (Pre-refunded to 12/01/02)


   Principal                                                                                Optional Call                    Market
Amount (000)    Description                                                                  Provisions*  Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.1%

$     19,975    The McAlester Public Works Authority (Oklahoma), Utility System            2/09 at 31 1/32      Aaa   $   3,020,420
                  Refunding and Improvement Revenue Bonds, Series 1999A, 0.000%, 2/01/30

          40    Muskogee County Home Finance Authority (Oklahoma), Single Family Mortgage      6/00 at 102      AAA          40,736
                  Revenue Refunding Bonds, Series 1990 A, 7.600%, 12/01/10

       5,000    Oklahoma Industries Authority, Health System Revenue Bonds (Obligated Group
                  consisting of Baptist Medical Center of Oklahoma, Inc., South Oklahoma
                  City Hospital Corporation and Baptist Rural Health System, Inc.),            8/05 at 102      AAA       5,199,550
                  Fixed Rate Bonds, 6.250%, 8/15/12

       5,000    Oklahoma Industries Authority, Health System Revenue and Refunding Bonds,      8/09 at 101      AAA       4,791,500
                  Series 1999A, 5.750%, 8/15/29

                Trustees of the Tulsa Airport's Improvement Trust,
                Oklahoma, Tulsa International Airport, General Revenue Bonds, Series 1999A:
       2,000      6.000%, 6/01/21                                                              6/10 at 100      AAA       2,002,120
       1,000      6.125%, 6/01/26 (Alternative Minimum Tax)                                    6/10 at 100      AAA         993,490
-----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.8%

       3,000    North Penn Water Authority (Montgomery County, Pennsylvania), Water           11/04 at 101      AAA       3,265,410
                  Revenue Bonds, Series of 1994, 7.000%, 11/01/24
                  (Pre-refunded to 11/01/04)

       3,900    The Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Justice
                  Lease Revenue Bonds, 1991 Series B, 7.125%, 11/15/18 (Pre-refunded to       11/01 at 102      AAA       4,115,787
                  11/15/01)

      13,000    Washington County Authority, Pennsylvania, Capital Funding Revenue Bonds
                  (Capital Projects and Equipment Acquisition Program), Series of 1999,       No Opt. Call      AAA      13,276,640
                  6.150%, 12/01/29

       1,000    Washington County Hospital Authority (Pennsylvania), Hospital Revenue
                  Refunding Bonds, Series A of 1990 (The Washington Hospital Project),         7/00 at 102      AAA       1,023,840
                  7.150%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.5%

       3,750    Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General     7/02 at 101 1/2      AAA       3,958,575
                  Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.7%

       4,000    City of Cranston, Rhode Island, General Obligation Bonds, 7.200%,          7/01 at 101 1/2      AAA       4,180,560
                  7/15/11 (Pre-refunded to 7/15/01)

       3,130    Kent County Water Authority (Rhode Island), General Revenue Bonds, 1994        7/04 at 102      AAA       3,282,368
                  Series A, 6.350%, 7/15/14

       1,000    Providence Housing Development Corporation, Mortgage Revenue Refunding         7/04 at 102      AAA       1,035,100
                  Bonds, Series 1994A (FHA-Insured Mortgage Loan - Barbara Jordan
                  Apartments Project, Providence, Rhode Island), 6.650%, 7/01/15

       2,250    Rhode Island Depositors Economic Corporation, Special Obligation Bonds,        8/02 at 102      AAA       2,377,350
                  1992 Series A,  6.625%, 8/01/19 (Pre-refunded to 8/01/02)

      10,000    Rhode Island Clean Water Finance Agency, Wastewater Treatment System           9/07 at 102      AAA       9,653,400
                  Revenue Bonds (City of Cranston/Triton Ocean State LLC Project),
                  Series 1997, 5.800%, 9/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.6%

                Charleston County, South Carolina, Charleston Public Facilities Corporation,
                Certificates of Participation, Series 1994B:
       1,430    6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                      6/04 at 102      AAA       1,552,780
          70    6.875%, 6/01/14                                                                6/04 at 102      AAA          74,880
       2,385    7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                      6/04 at 102      AAA       2,600,676
         115    7.000%, 6/01/19                                                                6/04 at 102      AAA         123,450

       5,435    Greenville Memorial Auditorium District Public Facilities Corporation,         3/06 at 102      AAA       5,693,543
                  Greenville Memorial Auditorium District, South Carolina, Certificates
                  of Participation (Bi-Lo Center Project), Series 1996B, 5.750%, 3/01/22
                  (Pre-refunded to 3/01/06)

       2,000    City of Rock Hill, South Carolina, Combined Utility System Revenue Bonds,      1/01 at 102      AAA       2,059,860
                  Series 1991, 6.375%, 1/01/15

                            Portfolio of Investments
                            Nuveen Insured Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                                Optional Call                   Market
Amount (000)    Description                                                                  Provisions*  Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.3%

$      2,000    Memphis-Shelby County Airport Authority (Tennessee), Airport Revenue Bonds,
                  Series 1999D, 6.000%, 3/01/24 (Alternative Minimum Tax)                      3/10 at 101      AAA   $   1,996,040

      16,000    The Health and Educational Facilities Board of the Metropolitan Government
                  of Nashville and Davidson County, Tennessee, Revenue Bonds (Ascension
                  Health Credit Group), Series 1999A, 6.000%, 11/15/30                        11/09 at 101      AAA      15,921,760
-----------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.6%

       3,000    Bexar County, Texas, Health Facilities Development Corporation, Hospital
                  Revenue Bonds (Baptist Memorial Hospital System Project), Series 1994,
                  6.750%, 8/15/19 (Pre-refunded to 8/15/04)                                    8/04 at 102      AAA       3,239,910

       4,575    Harris County, Texas, Toll Road Senior Lien, Revenue Refunding Bonds, Series
                  1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)                             8/02 at 102      AAA       4,824,429

       1,000    Harris County Hospital District, Refunding Revenue Bonds, Texas, Series
                  1990, 7.400%, 2/15/10                                                       No Opt. Call      AAA       1,119,220

         500    City of Houston, Texas, Senior Lien Hotel Occupancy Tax and Parking
                  Facilities, Fixed Rate Revenue Bonds, Series 1985, Custodial Receipts,
                  Series A, 7.000%, 7/01/15 (Pre-refunded to 7/01/01)                          7/01 at 100      AAA         513,905

                Lower Colorado River Authority, Texas, Priority Refunding Revenue Bonds,
                  Series 1991B:
         600      7.000%, 1/01/11 (Pre-refunded to 1/01/01)                                    1/01 at 102      AAA         622,338
         225      7.000%, 1/01/11                                                              1/01 at 102      AAA         233,377

                Retama Development Corporation, Special Facilities Revenue Bonds (Retama
                  Park Racetrack Project), Series 1993:
       9,715      8.750%, 12/15/18                                                            No Opt. Call      AAA      13,126,228
       5,405      10.000%, 12/15/20                                                           No Opt. Call      AAA       8,145,605

       5,000    Tarrant County Health Facilities Development Corporation, Hospital Revenue
                  Refunding and  Improvement Bonds (Fort Worth Osteopathic Hospital,
                  Inc. Project), Series 1993, 6.000%, 5/15/21                                 No Opt. Call      AAA       5,080,800

       6,080    Texas Health Facilities Development Corporation, Hospital Revenue Bonds
                  (All Saints Episcopal  Hospitals of Fort Worth Project), Series 1993B,
                  6.250%, 8/15/22                                                              8/03 at 102      AAA       6,148,826
-----------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.5%

       5,000    Municipal Building Authority of Salt Lake City, Salt Lake County, Utah
                  Lease Revenue Bonds (Municipal Improvements and Refunding Project),
                  Series 1999A, 5.400%, 10/15/19                                               1/09 at 101      AAA       4,739,900

       3,055    State of Utah, State Building Ownership Authority, Lease Revenue Bonds
                  (State Facilities  Master Lease Program), Series 1995A, 5.750%,
                  5/15/18 (Pre-refunded to 11/15/05)                                          11/05 at 100      AAA       3,163,972

          15    Utah Housing Finance Agency, Single Family Mortgage Senior Bonds, 1988
                  Issue C (Federally Insured or Guaranteed Mortgage Loans), 8.375%,
                  7/01/19                                                                     No Opt. Call      AAA          15,088

       3,500    White City Water Improvement District, Salt Lake County, Utah, General
                  Obligation Water Bonds, Series 1995, 6.600%, 2/01/25 (Pre-refunded
                  to 2/01/05)                                                                  2/05 at 100      AAA       3,733,450
-----------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.6%

       2,000    Vermont Housing Finance Agency, Single Family Housing Bonds, Series 9,
                  5.900%, 5/01/29 (Alternative Minimum Tax)                                6/07 at 101 1/2      AAA       1,935,340

       2,615    Vermont Housing Finance Agency, Single Family Housing Bonds, Series 12A,
                  6.300%, 11/01/31 (Alternative Minimum Tax)                                  11/09 at 100      AAA       2,650,799
-----------------------------------------------------------------------------------------------------------------------------------
                Washington - 3.8%

       1,000    City of Marysville, Washington, Water and Sewer Revenue Bonds, 1991,
                  7.000%, 12/01/11 (Pre-refunded to 12/01/03)                                 12/03 at 100      AAA       1,066,470

                Port of Seattle (Washington), Special Facility Revenue
                Bonds (Terminal 18 Project), Series 1999C:
       8,775      6.000%, 9/01/20 (Alternative Minimum Tax)                                    3/10 at 101      AAA       8,748,583
       7,935      6.250%, 9/01/26 (Alternative Minimum Tax)                                    3/10 at 101      AAA       8,024,424

       5,000    Public Utility District No. 1 of Snohomish County, Washington, Generation
                  System Revenue Bonds, Series 1993B, 5.800%, 1/01/24 (Alternative
                  Minimum Tax)                                                                 1/04 at 102      AAA       4,815,900

       5,000    Washington Public Power Supply System, Nuclear Project No. 2 Refunding
                  Revenue Bonds, Series 1993B, 5.400%, 7/01/05                                No Opt. Call      AAA       5,041,100

       2,000    Bellingham School District No. 501, Whatcom County, Washington, Unlimited
                  Tax General Obligation Bonds, 1994, 6.125%, 12/01/13 (Pre-refunded
                  to 12/01/04)                                                                12/04 at 100      AAA       2,092,440


   Principal                                                                                Optional Call                   Market
Amount (000)    Description                                                                  Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.4%
$      2,000    City of Superior, Wisconsin, Limited Obligation Refunding Revenue Bonds
                  (Midwest Energy Resources Company Project), Series E-1991
                  (Collateralized), 6.900%, 8/01/21                                           No Opt. Call       AAA  $   2,258,360
       1,000    Three Lakes School District General Obligation Bonds, 6.750%, 4/01/12
                  (Pre-refunded to 4/01/03)                                                    4/03 at 100       AAA      1,049,930
-----------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.3%
       2,000    The Trustees of the University of Wyoming, Facilities Revenue Bonds, Series
                  1991, 7.100%, 6/01/10                                                        6/00 at 101       AAA      2,024,840
-----------------------------------------------------------------------------------------------------------------------------------
$    846,820    Total Investments - (cost $748,494,878) - 99.7%                                                         772,319,523
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                      2,306,387
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 774,625,910
                ===================================================================================================================

     All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 **  Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(WI) Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

Statement of Net Assets
April 30, 2000

                                                                                   Intermediate
                                                                                       Duration           Insured
                                                                                 Municipal Bond    Municipal Bond
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                            $ 2,590,993,629     $ 772,319,523
Cash                                                                                  5,824,522         2,204,448
Receivables:
     Interest                                                                        50,415,467        14,800,061
     Investments sold                                                                 3,625,000         4,683,397
     Shares sold                                                                         86,037            98,672
Other assets                                                                            101,759            30,969
-----------------------------------------------------------------------------------------------------------------
           Total assets                                                           2,651,046,414       794,137,070
-----------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
     Investments purchased                                                            8,585,983        15,851,324
     Shares redeemed                                                                  1,799,076           812,395
Accrued expenses:
     Management fees                                                                    987,252           306,089
     12b-1 distribution and service fees                                                 31,692            38,110
     Other                                                                              646,958           258,206
Dividends payable                                                                     8,635,222         2,245,036
-----------------------------------------------------------------------------------------------------------------
           Total liabilities                                                         20,686,183        19,511,160
-----------------------------------------------------------------------------------------------------------------
Net assets                                                                      $ 2,630,360,231     $ 774,625,910
-----------------------------------------------------------------------------------------------------------------

Class A Shares
Net assets                                                                      $   116,621,259     $ 109,729,041
Shares outstanding                                                                   13,093,239        10,606,480
Net asset value and redemption price per share                                  $          8.91     $       10.35
Offering price per share (net asset value per share plus maximum sales
charge of 4.20% of offering price)                                              $          9.30     $       10.80
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $    11,560,131     $  17,034,650
Shares outstanding                                                                    1,297,394         1,646,233
Net asset value, offering and redemption price per share                        $          8.91     $       10.35
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $     6,919,759     $  10,989,818
Shares outstanding                                                                      777,569         1,071,553
Net asset value, offering and redemption price per share                        $          8.90     $       10.26
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 2,495,259,082     $ 636,872,401
Shares outstanding                                                                  279,932,310        61,781,686
Net asset value, offering and redemption price per share                        $          8.91     $       10.31
-----------------------------------------------------------------------------------------------------------------

                              See accompanying notes to financial statements.

Statement of Operations
Year Ended April 30, 2000

                                                                                  Intermediate
                                                                                     Duration           Insured
                                                                               Municipal Bond    Municipal Bond
----------------------------------------------------------------------------------------------------------------
Investment Income                                                               $ 160,658,069      $ 48,031,957
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                    12,494,246         3,865,869
12b-1 service fees - Class A                                                          240,723           222,309
12b-1 distribution and service fees - Class B                                         110,946           149,035
12b-1 distribution and service fees - Class C                                          55,072            83,159
Shareholders' servicing agent fees and expenses                                     2,663,243           898,359
Custodian's fees and expenses                                                         388,723           175,057
Trustees' fees and expenses                                                            64,976            22,915
Professional fees                                                                      58,493            31,555
Shareholders' reports - printing and mailing expenses                                 635,233            71,886
Federal and state registration fees                                                    33,238            24,096
Portfolio insurance expense                                                                 -            23,810
Other expenses                                                                        116,029            28,079
----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                         16,860,922         5,596,129
     Custodian fee credit                                                            (124,196)          (65,130)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                       16,736,726         5,530,999
----------------------------------------------------------------------------------------------------------------
Net investment income                                                             143,921,343        42,500,958
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                (110,449)      (13,652,989)
Net change in unrealized appreciation or depreciation of investments             (203,225,001)      (47,069,065)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                 (203,335,450)      (60,722,054)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           $ (59,414,107)     $(18,221,096)
================================================================================================================

                See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                     Intermediate Duration
                                                                          Municipal Bond                Insured Municipal Bond
                                                              ---------------------------------      -----------------------------
                                                                    Year Ended       Year Ended       Year Ended       Year Ended
                                                                       4/30/00          4/30/99          4/30/00          4/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $   143,921,343   $    145,703,659     $  42,500,958    $ 42,267,203
Net realized gain (loss) from investment transactions                (110,449)         9,886,226      (13,652,989)       1,889,114
Net change in unrealized appreciation or depreciation of
     investments                                                 (203,225,001)        33,024,384      (47,069,065)       9,916,541
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations             (59,414,107)       188,614,269      (18,221,096)      54,072,858
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From undistributed net
     investment income:
     Class A                                                       (5,987,666)        (5,110,885)      (5,693,646)      (4,814,934)
     Class B                                                         (487,535)          (259,255)        (682,632)        (375,574)
     Class C                                                         (319,952)          (250,362)        (502,115)        (396,974)
     Class R                                                     (135,743,405)      (139,355,083)     (35,829,096)     (36,432,960)
From accumulated net realized gains from investment
     transactions:
     Class A                                                         (157,870)          (276,503)        (219,264)        (289,942)
     Class B                                                          (16,016)           (16,969)         (31,576)         (28,707)
     Class C                                                           (9,618)           (15,972)         (21,487)         (28,282)
     Class R                                                       (3,372,922)        (7,337,232)      (1,310,350)      (2,094,492)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders        (146,094,984)      (152,622,261)     (44,290,166)     (44,461,865)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                  138,202,949        174,357,355       75,557,406       79,661,007
Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                109,843,012        116,641,699       28,547,915       29,306,392
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  248,045,961        290,999,054      104,105,321      108,967,399
Cost of shares redeemed                                          (383,886,721)      (279,773,551)    (127,729,604)     (88,373,485)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
     transactions                                                (135,840,760)        11,225,503      (23,624,283)      20,593,914
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                            (341,349,851)        47,217,511      (86,135,545)      30,204,907
Net assets at the beginning of year                             2,971,710,082      2,924,492,571      860,761,455      830,556,548
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                 $ 2,630,360,231    $ 2,971,710,082    $ 774,625,910    $ 860,761,455
===================================================================================================================================
Balance of undistributed net investment income at the
     end of year                                              $     2,643,271    $     1,260,486    $     360,250    $     566,781
===================================================================================================================================

                See accompanying notes to financial statements.
30

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration Municipal Bond") and the Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective November 24, 1999, Nuveen Municipal Bond Fund ("Municipal Bond") changed its name to Nuveen Intermediate Duration Municipal Bond Fund. Also effective November 24, 1999, the fund will invest in a diversified portfolio of investment grade quality bonds of various maturities with a weighted average duration of between three and 10 years. Both changes were approved by the Board of Trustees of Municipal Bond on November 4, 1999.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, Intermediate Duration Municipal Bond and Insured Municipal Bond had outstanding when-issued purchase commitments of $8,585,983 and $15,851,324, respectively.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance

Insured Municipal Bond invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2000.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                           Intermediate Duration Municipal Bond
                                           --------------------------------------------------------------------------
                                                   Year Ended 4/30/00                     Year Ended 4/30/99
                                           ----------------------------------     -----------------------------------
                                                  Shares               Amount            Shares               Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                      3,537,711       $   32,170,580         3,884,851        $  37,318,567
  Class B                                        719,576            6,517,947           649,958            6,249,871
  Class C                                        349,705            3,137,585           358,434            3,445,814
  Class R                                     10,637,230           96,376,837        13,266,170          127,343,103

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                        452,979            4,113,838           376,509            3,619,256
  Class B                                         27,021              245,091            16,794              161,493
  Class C                                         21,778              197,700            18,430              177,022
  Class R                                     11,574,998          105,286,383        11,717,295          112,683,928
---------------------------------------------------------------------------------------------------------------------
                                              27,320,998          248,045,961        30,288,441          290,999,054
---------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                     (3,476,596)         (31,284,034)       (1,942,093)         (18,655,868)
  Class B                                       (502,732)          (4,466,044)          (50,591)            (484,678)
  Class C                                       (345,467)          (3,101,371)         (142,641)          (1,371,429)
  Class R                                    (38,143,243)        (345,035,272)      (26,989,392)        (259,261,576)
---------------------------------------------------------------------------------------------------------------------
                                             (42,468,038)        (383,886,721)      (29,124,717)        (279,773,551)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (15,147,040)      $ (135,840,760)        1,163,724        $  11,225,503
=====================================================================================================================

                                                                    Insured Municipal Bond
                                               ----------------------------------------------------------------------
                                                   Year Ended 4/30/00                     Year Ended 4/30/99
                                               ------------------------------        --------------------------------
                                                  Shares               Amount            Shares               Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                      3,086,726       $   32,667,905         2,677,296        $  29,968,100
  Class B                                        731,514            7,722,423           822,802            9,209,496
  Class C                                        563,538            5,837,176           367,390            4,077,116
  Class R                                      2,795,012           29,329,902         3,266,237           36,406,295

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                        332,542            3,509,791           281,935            3,161,785
  Class B                                         30,531              321,893            16,650              186,828
  Class C                                         29,369              306,993            24,527              272,429
  Class R                                      2,317,838           24,409,238         2,299,262           25,685,350
---------------------------------------------------------------------------------------------------------------------
                                               9,887,070          104,105,321         9,756,099          108,967,399
---------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                     (2,672,467)         (28,212,038)       (1,302,533)         (14,580,513)
  Class B                                       (334,945)          (3,509,444)          (72,969)            (815,543)
  Class C                                       (511,995)          (5,290,567)         (137,020)          (1,519,584)
  Class R                                     (8,674,594)         (90,717,555)       (6,411,557)         (71,457,845)
---------------------------------------------------------------------------------------------------------------------
                                             (12,194,001)        (127,729,604)       (7,924,079)         (88,373,485)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (2,306,931)      $  (23,624,283)        1,832,020        $  20,593,914
=====================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 9, 2000, as follows:

                                              Intermediate Duration                    Insured
                                                     Municipal Bond             Municipal Bond
----------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                   $ .0375                    $ .0450
  Class B                                                     .0320                      .0385
  Class C                                                     .0330                      .0395
  Class R                                                     .0390                      .0465
==============================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended April 30, 2000, were as follows:

                                              Intermediate Duration                    Insured
                                                     Municipal Bond             Municipal Bond
----------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                      $ 368,810,530              $ 352,695,073
  Short-term municipal securities                       105,460,000                109,000,000
Sales and maturities:
  Long-term municipal securities                        494,298,848                374,053,499
  Short-term municipal securities                       105,460,000                109,000,000
==============================================================================================

At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                              Intermediate Duration                    Insured
                                                     Municipal Bond             Municipal Bond
----------------------------------------------------------------------------------------------
                                                   $ 2,534,500,221               $ 756,632,315
===============================================================================================

At April 30, 2000, Insured Municipal Bond had an unused capital loss carryforward of $5,599,414, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                              Intermediate Duration                    Insured
                                                     Municipal Bond             Municipal Bond
----------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                         $ 93,463,449               $ 29,820,530
  depreciation                                          (36,970,041)               (14,133,322)

Net unrealized appreciation                            $ 56,493,408               $ 15,687,208
===============================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:


Average Daily Net Assets                 Management Fee
----------------------------------------------------------
For the first $125 million                     .5000 of 1%
For the next $125 million                      .4875 of 1
For the next $250 million                      .4750 of 1
For the next $500 million                      .4625 of 1
For the next $1 billion                        .4500 of 1
For net assets over $2 billion                 .4250 of 1
==========================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Intermediate Duration Municipal Bond and .975 of 1% of the average daily net asset value of Insured Municipal Bond, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 2000, John Nuveen & Co Incorporated (the "Distributor"), a wholly-owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $278,100 and $229,000 for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively, of which approximately $259,600 and $229,000, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2000, the Distributor compensated authorized dealers directly with approximately $215,300 and $359,600 in commission advances at the time of purchase for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2000, the Distributor retained approximately $118,300 and $154,800 in such 12b-1 fees for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also retained approximately $94,500 and $105,400 of CDSC on share redemptions for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively, during the fiscal year ended April 30, 2000.

7. Composition of Net Assets

At April 30, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


                                               Intermediate Duration                    Insured
                                                      Municipal Bond             Municipal Bond
------------------------------------------------------------------------------------------------
Capital paid-in                                     $ 2,570,813,572               $ 764,177,869
Balance of undistributed net investment
  income                                                  2,643,271                     360,250
Accumulated net realized gain (loss)
  from investment transactions                             (136,504)                (13,736,854)
Net unrealized appreciation of investments               57,039,892                  23,824,645
------------------------------------------------------------------------------------------------
Net assets                                          $ 2,630,360,231               $ 774,625,910
================================================================================================

8. Investment Composition

At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                              Intermediate Duration                    Insured
                                                     Municipal Bond             Municipal Bond
------------------------------------------------------------------------------------------------
Education and Civic Organizations                                  2%                         4%
Healthcare                                                        16                         17
Housing/Multifamily                                                7                          1
Housing/Single Family                                              5                          7
Tax Obligation/General                                             6                          7
Tax Obligation/Limited                                            10                         12
Transportation                                                     7                          6
U.S. Guaranteed                                                   17                         35
Utilities                                                         22                          6
Water and Sewer                                                    8                          4
Other                                                             --                          1
------------------------------------------------------------------------------------------------
                                                                 100%                       100%
================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (37% for Intermediate Duration Municipal Bond and 100% for Insured Municipal Bond). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Inception Date)

                                            Investment Operations               Less Distributions
                                        --------------------------------   -----------------------------
INTERMEDIATE DURATION
MUNICIPAL BOND                                             Net
                                                     Realized/
                                                    Unrealized
                          Beginning         Net        Invest-                  Net                         Ending
                                Net     Invest-           ment              Invest-                            Net
Year Ended                    Asset        ment           Gain                 ment    Capital               Asset          Total
April 30,                     Value      Income         (Loss)      Total    Income      Gains      Total    Value     Return (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (6/95)
    2000                      $ 9.57      $ .45         $ (.65)   $ (.20)   $ (.45)     $ (.01)    $ (.46)  $ 8.91          (2.02)%
    1999                        9.46        .45            .13       .58      (.45)       (.02)      (.47)    9.57           6.28
    1998                        9.14        .46            .35       .81      (.46)       (.03)      (.49)    9.46           9.00
    1997 (d)                    9.24        .08           (.10)     (.02)     (.08)         --       (.08)    9.14           (.23)
    1997 (e)                    9.28        .48             --       .48      (.47)       (.05)      (.52)    9.24           5.26
    1996 (f)                    9.15        .34            .14       .48      (.32)       (.03)      (.35)    9.28           5.33

Class B (2/97)
    2000                        9.57        .39           (.66)     (.27)     (.38)       (.01)      (.39)    8.91          (2.78)
    1999                        9.46        .38            .13       .51      (.38)       (.02)      (.40)    9.57           5.49
    1998                        9.15        .38            .35       .73      (.39)       (.03)      (.42)    9.46           8.09
    1997 (d)                    9.24        .09           (.11)     (.02)     (.07)         --       (.07)    9.15           (.25)
    1997 (f)                    9.23        .03            .01       .04      (.03)         --       (.03)    9.24            .47

Class C (6/95)
    2000                        9.57        .40           (.66)     (.26)     (.40)       (.01)      (.41)    8.90          (2.71)
    1999                        9.44        .40            .15       .55      (.40)       (.02)      (.42)    9.57           5.91
    1998                        9.14        .40            .34       .74      (.41)       (.03)      (.44)    9.44           8.20
    1997 (d)                    9.23        .07           (.09)     (.02)     (.07)         --       (.07)    9.14           (.21)
    1997 (e)                    9.26        .42             --       .42      (.40)       (.05)      (.45)    9.23           4.64
    1996 (f)                    9.15        .29            .13       .42      (.28)       (.03)      (.31)    9.26           4.59

Class R (11/76)
    2000                        9.58        .47           (.66)     (.19)     (.47)       (.01)      (.48)    8.91          (1.93)
    1999                        9.46        .47            .14       .61      (.47)       (.02)      (.49)    9.58           6.59
    1998                        9.15        .48            .34       .82      (.48)       (.03)      (.51)    9.46           9.09
    1997 (d)                    9.24        .08           (.09)     (.01)     (.08)         --       (.08)    9.15           (.09)
    1997 (e)                    9.28        .49            .01       .50      (.49)       (.05)      (.54)    9.24           5.53
    1996 (e)                    9.00        .51            .31       .82      (.51)       (.03)      (.54)    9.28           9.31


Class (Inception Date)
                                                               Ratios/Supplemental Data
                          ----------------------------------------------------------------------------------------------------------
                                         Before Credit/                    After                 After Credit/
                                           Reimbursement           Reimbursement (b)           Reimbursement (c)
                                      -----------------------    -----------------------     ----------------------
                                                       Ratio                      Ratio                      Ratio
INTERMEDIATE DURATION                                 of Net                     of Net                      of Net
MUNICIPAL BOND                                       Invest-                     Invest-                    Invest-
                                       Ratio of         ment      Ratio of         ment       Ratio of         ment
                                       Expenses       Income      Expenses       Income       Expenses       Income
                           Ending            to           to            to           to             to           to
                              Net       Average      Average       Average      Average        Average      Average      Portfolio
Year Ended                 Assets           Net          Net           Net          Net            Net          Net       Turnover
April 30,                   (000)        Assets       Assets        Assets       Assets         Assets       Assets           Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/95)
     2000               $ 116,621            .80%         5.01%          .80%        5.01%         .79%        5.02%             13%
     1999                 120,418            .77          4.71          .77         4.71           .77         4.71              12
     1998                  97,029            .80          4.83          .80         4.83           .80         4.83              10
     1997 (d)              70,331            .77*         5.13*          .77*        5.13*         .77*        5.13*              2
     1997 (e)              68,204            .81          5.11          .81         5.11           .81         5.11              12
     1996 (f)              37,089            .86*         5.11*          .83*        5.14*         .83*        5.14*             17

Class B (2/97)
     2000                  11,560           1.55          4.27         1.55         4.27          1.54         4.28              13
     1999                  10,086           1.52          3.96         1.52         3.96          1.52         3.96              12
     1998                   4,136           1.56          4.05         1.56         4.05          1.56         4.05              10
     1997 (d)                 468           1.53*         4.39*        1.53*        4.39*         1.53*        4.39*              2
     1997 (f)                  43           1.51*         5.23*        1.51*        5.23*         1.51*        5.23*             12

Class C (6/95)
     2000                   6,920           1.35          4.47         1.35         4.47          1.34         4.48              13
     1999                   7,191           1.32          4.15         1.32         4.15          1.32         4.15              12
     1998                   4,886           1.35          4.29         1.35         4.29          1.35         4.29              10
     1997 (d)               5,360           1.32*         4.58*        1.32*        4.58*         1.32*        4.58*              2
     1997 (e)               5,039           1.54          4.37         1.54         4.37          1.54         4.37              12
     1996 (f)               1,915           1.64*         4.33*        1.58*        4.39*         1.58*        4.39*             17

Class R (11/76)
     2000               2,495,259            .59          5.21          .59         5.21           .59         5.22              13
     1999               2,834,016            .57          4.90          .57         4.90           .57         4.90              12
     1998               2,818,442            .60          5.04          .60         5.04           .60         5.04              10
     1997 (d)           2,774,648            .57*         5.33*         .57*        5.33*          .57*        5.33*              2
     1997 (e)           2,818,214            .57          5.35          .57         5.35           .57         5.35              12
     1996 (e)           2,878,641            .59          5.53          .59         5.53           .59         5.53              17
------------------------------------------------------------------------------------------------------------------------------------

*       Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  For the two months ended April 30.

(e)  For the fiscal year ended February 28/29.

(f)  From commencement of class operations as noted through February 28/29.

Selected data for a share outstanding throughout each period:


Class (Inception Date)

                                            Investment Operations               Less Distributions
                                        ---------------------------------  ------------------------------
INSURED MUNICIPAL BOND                                     Net
                                                     Realized/
                                                    Unrealized
                          Beginning         Net        Invest-                  Net                          Ending
                                Net     Invest-           ment               Invest-                            Net
Year Ended                    Asset        ment           Gain                 ment     Capital               Asset          Total
April 30,                     Value      Income         (Loss)      Total    Income       Gains      Total    Value     Return (a)
----------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
    2000                     $ 11.16      $ .54         $ (.79)   $ (.25)   $ (.54)     $ (.02)    $ (.56)  $ 10.35        (2.19)%
    1999                       11.03        .54            .16       .70      (.54)       (.03)      (.57)    11.16         6.43
    1998                       10.66        .54            .41       .95      (.55)       (.03)      (.58)    11.03         9.05
    1997 (d)                   10.82        .09           (.16)     (.07)     (.09)         -        (.09)    10.66         (.63)
    1997 (e)                   10.97        .56           (.13)      .43      (.54)       (.04)      (.58)    10.82         4.04
    1996 (e)                   10.40        .54            .57      1.11      (.54)         -        (.54)    10.97        10.90
Class B (2/97)
     2000                      11.16        .46           (.79)     (.33)     (.46)       (.02)      (.48)    10.35        (2.94)
     1999                      11.03        .45            .16       .61      (.45)       (.03)      (.48)    11.16         5.63
     1998                      10.67        .46            .39       .85      (.46)       (.03)      (.49)    11.03         8.14
     1997 (d)                  10.82        .09           (.16)     (.07)     (.08)         -        (.08)    10.67         (.65)
     1997 (f)                  10.80        .04            .02       .06      (.04)         -        (.04)    10.82          .55
Class C (9/94)
      2000                     11.05        .47           (.77)     (.30)     (.47)       (.02)      (.49)    10.26        (2.64)
      1999                     10.92        .47            .16       .63      (.47)       (.03)      (.50)    11.05         5.86
      1998                     10.56        .48            .39       .87      (.48)       (.03)      (.51)    10.92         8.39
      1997 (d)                 10.72        .08           (.16)     (.08)     (.08)         -        (.08)    10.56         (.73)
      1997 (e)                 10.85        .46           (.09)      .37      (.46)       (.04)      (.50)    10.72         3.48
      1996 (e)                 10.31        .46            .54      1.00      (.46)         -        (.46)    10.85         9.88
Class R (12/86)
      2000                     11.11        .56           (.78)     (.22)     (.56)       (.02)      (.58)    10.31        (1.94)
      1999                     10.98        .56            .15       .71      (.55)       (.03)      (.58)    11.11         6.62
      1998                     10.62        .56            .39       .95      (.56)       (.03)      (.59)    10.98         9.17
      1997 (d)                 10.78        .09           (.15)     (.06)     (.10)         -        (.10)    10.62         (.60)
      1997 (e)                 10.92        .57           (.11)      .46      (.56)       (.04)      (.60)    10.78         4.38
      1996 (e)                 10.38        .57            .54      1.11      (.57)         -        (.57)    10.92        10.94
=================================================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  For the two months ended April 30.
(e)  For the fiscal year ended February 28/29.
(f)  From commencement of class operations as noted through February 28/29.


Class (Inception Date)
                                                             Ratios/Supplemental Data
                           ------------------------------------------------------------------------------------------------
                                          Before Credit/               After               After Credit/
                                           Reimbursement         Reimbursement (b)       Reimbursement (c)
                                        --------------------   ---------------------   ---------------------
                                                       Ratio                  Ratio                    Ratio
                                                      of Net                  of Net                  of Net
INSURED MUNICIPAL BOND                               Invest-                 Invest-                 Invest-
                                        Ratio of        ment    Ratio of        ment    Ratio of        ment
                                        Expenses      Income    Expenses      Income    Expenses      Income
                             Ending           to          to          to          to          to          to
                                Net      Average     Average     Average     Average     Average     Average     Portfolio
Year Ended                   Assets          Net         Net         Net         Net         Net         Net      Turnover
April 30,                     (000)       Assets      Assets      Assets      Assets      Assets      Assets          Rate
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
    2000                   $ 109,729         .83%       5.09%        .83%       5.09%        .83%       5.09%           44%
    1999                     109,986         .81        4.80         .81        4.80         .81        4.80            13
    1998                      90,459         .81        4.91         .86        4.91         .86        4.91            40
    1997 (d)                  69,291         .84*       5.12*        .84*       5.12*        .84*       5.12*           12
    1997 (e)                  68,268         .87        5.07         .87        5.07         .87        5.07            35
    1996 (e)                  46,943         .92        5.00         .91        5.01         .91        5.01            27
Class B (2/97)
    2000                      17,035        1.59        4.35        1.59        4.35        1.58        4.35            44
    1999                      13,602        1.56        4.05        1.56        4.05        1.56        4.05            13
    1998                       4,992        1.61        4.14        1.61        4.14        1.61        4.14            40
    1997 (d)                     488        1.59*       4.36*       1.59*       4.36*       1.59*       4.36*           12
    1997 (f)                     228        1.58*       4.84*       1.58*       4.84*       1.58*       4.84*           35
Class C (9/94)
    2000                      10,990        1.38        4.53        1.38        4.53        1.38        4.54            44
    1999                      10,947        1.36        4.25        1.36        4.25        1.36        4.25            13
    1998                       8,037        1.41        4.36        1.41        4.36        1.41        4.36            40
    1997 (d)                   5,615        1.39*       4.57*       1.39*       4.57*       1.39*       4.57*           12
    1997 (e)                   5,448        1.61        4.33        1.61        4.33        1.61        4.33            35
    1996 (e)                   5,151        1.63        4.34        1.63        4.34        1.63        4.34            27
Class R (12/86)
    2000                     636,872         .63        5.28         .63        5.28         .62        5.29            44
    1999                     726,228         .62        5.00         .62        5.00         .62        5.00            13
    1998                     727,068         .66        5.12         .66        5.12         .66        5.12            40
    1997 (d)                 714,622         .64*       5.31*        .64*       5.31*        .64*       5.31*           12
    1997 (e)                 732,587         .63        5.31         .63        5.31         .63        5.31            35
    1996 (e)                 761,936         .63        5.33         .63        5.33         .63        5.33            27
===========================================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  For the two months ended April 30.
(e)  For the fiscal year ended February 28/29.
(f)  From commencement of class operations as noted through February 28/29.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:

We have audited the accompanying statements of net assets, including the portfolios of investments, of the Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Insured Municipal Bond Fund (two of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business trust)), as of April 30, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Insured Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
June 20, 2000

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income
Income Fund
Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial advisor a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring experienced investment managers including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. Nuveen's managers give you all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter W. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

         Serving
Investors
         For Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

N U V E E N
        Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                              N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------

Municipal Bond
Funds

                          ANNUAL REPORT APRIL 30, 2000

       Dependable, tax-free income to help you keep more of what you earn.

                              [PHOTOS APPEAR HERE]

                        All-American Municipal Bond Fund
                        Intermediate Municipal Bond Fund
                        Limited Term Municipal Bond Fund
                         High Yield Municipal Bond Fund

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Contents
1  Dear Shareholder

3  From the Portfolio Managers' Perspective:

     Nuveen Flagship All-American
     Municipal Bond Fund
     Nuveen Flagship Intermediate
     Municipal Bond Fund
     Nuveen Flagship Limited Term
     Municipal Bond Fund

7  Nuveen Flagship All-American Municipal Bond Fund Spotlight

8  Nuveen Flagship Intermediate Municipal
   Bond Fund Spotlight

9  Nuveen Flagship Limited Term Municipal Bond
   Fund Spotlight

10 From the Portfolio Manager's Perspective
   Nuveen High Yield Municipal Bond Fund

13 Nuveen High Yield Municipal Bond Fund
   Spotlight

14 Portfolio of Investments

39 Statement of Net Assets

40 Statement of Operations

41 Statement of Changes in Net Assets

42 Notes to Financial Statements

48 Financial Highlights

52 Report of Independent Public Accountants

53 Building a Better Portfolio

Must be preceded by or accompanied by a prospectus.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

DEAR

Shareholder,

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                            ANNUAL REPORT page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

Tim Schwertfeger
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
June 16, 2000

                                                            ANNUAL REPORT page 2

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND
NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND
NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND
NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Managers' Perspective
--------------------------------------------------------------------------------

For nearly a year, the Federal Reserve Board (the Fed) has continued on a track to raise interest rates in an attempt to stymie inflation. These "tightening" measures put pressure on nearly all bonds, including municipal securities. Rick Huber, portfolio manager of the Nuveen Flagship All-American Municipal Bond Fund and Nuveen Flagship Limited Term Municipal Bond Fund, and Paul Brennan, portfolio manager of Nuveen Flagship Intermediate Municipal Bond Fund, discuss the economic environment in which the funds participated, as well as their funds' performance and key investment strategies

ALL-AMERICAN

Morningstar Rating(TM)+
****
Overall rating among 1,692
municipal bond funds as
of 4/30/00

INTERMEDIATE
Morningstar Rating(TM)+
****
Overall rating among 1,692
municipal bond funds as
of 4/30/00

LIMITED TERM
Morningstar Rating(TM)+
*****
Overall rating among 1,692
municipal bond funds as
of 4/30/00

+ The Morningstar ratings are overall for the municipal bond category and relate to Class A shares only; the other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 4/30/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns.

Nuveen Flagship All-American Municipal Bond Fund received 3 stars for the 3-and 5-year periods and 4 stars for the 10-year period.

The Nuveen Intermediate Fund received 3 stars for the 3-year period and 4 stars for the 5-year period.

The Nuveen Flagship Limited Term Fund received 4 stars for the 3- and 5-year periods and 5 stars for the 10-year period.

The top 10% of the funds in a broad asset class receive five stars, and the next 22.5% receive four stars, and the next 35% receive three stars.
The funds were rated among 1,692 funds for the three-year period, 1,438 for the five-year period and 405 for the 10-year period.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal 12-month period ended April 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

A voluntary expense limitation was in place for Nuveen Intermediate Municipal Bond Fund during the period. Total return would have been less.

Q    How would you describe the overall fixed-income investing environment during the past 12 months?

RICK Rising interest rates translated into a difficult bond market environment. The Fed raised interest rates five times during the past 12 months, lifting the federal funds rates -- the rate banks charge each other for overnight loans --to 6%, a five-year high. After the fund's fiscal annual period ended, a sixth hike followed on May 16, bringing the fed funds rate to 6.50%.

     These moves were intended to curb the strong U.S. economy and stifle any inflationary pressures that might be brewing as a result. Bond yields rose in response, and their prices -- which generally move in the opposite direction of their yields -- posted losses.

PAUL Supply and demand also played a role in determining municipal bond returns during the past 12 months.

     On a positive note, the supply of municipal bonds dwindled as rising rates extinguished opportunities for issuers to refinance or refund older, more expensive debt. In addition, the strength of national and local economies translated into higher revenues and tax collections for many municipalities, thereby reducing their debt financing needs. These developments translated into a 40% reduction of the supply of municipals in the first quarter of 2000, compared to the same quarter a year earlier.

     Demand, on the other hand, was spotty. Lured by the red-hot returns of technology and other stocks, investors generally avoided fixed-income investments throughout most of 1999. In early 2000, however, the demand for municipals became strong again when technology stocks experienced a downturn and municipal bond yields touched 6%.

                                                            ANNUAL REPORT page 3

ALL-AMERICAN

Top Five Sectors

U.S. Guaranteed                                      16%
-------------------------------------------------------
Healthcare                                           13%
-------------------------------------------------------
Utilities                                            12%
-------------------------------------------------------
Tax Obligation (Limited)                             11%
-------------------------------------------------------
Education and Civic Organizations                    11%
-------------------------------------------------------


INTERMEDIATE

Top Five Sectors

Healthcare                                           18%
-------------------------------------------------------
Transportation                                       17%
-------------------------------------------------------
Tax Obligation (General)                             15%
-------------------------------------------------------
Utilities                                             9%
-------------------------------------------------------
Tax Obligation (Limited)                              9%
-------------------------------------------------------


LIMITED TERM

Top Five Sectors

Utilities                                            23%
-------------------------------------------------------
Healthcare                                           18%
-------------------------------------------------------
Education and Civic Organizations                    12%
-------------------------------------------------------
Tax Obligation (Limited)                             11%
-------------------------------------------------------
Housing Multifamily                                   9%
-------------------------------------------------------


As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

      1 The Lipper Peer Group returns represent the total return of the 274 funds in the Lipper General Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

      2 The Lehman Brothers Municipal Bond Indices are comprised of a broad range of investment-grade municipal bonds and do not reflect any initial or ongoing expenses.

      3 Taxable equivalent yield/total return represents the yield/total return on a taxable investment necessary to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a federal income tax rate of 31%. The taxable equivalent total return is based on the fund's one-year total return and the 31% federal income tax rate.

      4 The Lipper Peer Group returns represent the return of the 41 funds in the Short-Intermediate Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Q How did Nuveen Flagship All-American Municipal Bond Fund perform during the period?

RICK For the 12-month period ended April 30, 2000, the fund reported a total return of -4.48% for Class A shares on net asset value. In comparison, the Lipper General Municipal Bond Peer Group reported a total return of -3.31% for the same one-year period, and the Lehman Brothers Municipal Bond Index reported a return of -0.92%./1/, /2/ Shareholders in the 31% federal income tax bracket would have to earn a total return of -2.21% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the one-year period./3/

     As of April 30, 2000, the fund's SEC 30-day yield was 5.41%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.84% on a taxable investment./3/

Q How did Nuveen Flagship Limited Term Municipal Bond Fund perform during its fiscal period?

RICK For the 12-month period ended April 30, 2000, the total return for Class A shares on net asset value was -0 .57%. In comparison, the Lipper Short-Intermediate Municipal Debt Fund Peer Group returned 0.16% and the Lehman Brothers Municipal Bond Index (5-year) reported a return of 0.36%./2/, /4/ Shareholders in the 31% federal income tax bracket would have to earn a total return of 1.43% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the one-year period./3/

     As of April 30, 2000, the fund's SEC 30-day yield was 4.64%. For investors in the federal income tax bracket, that is equivalent to a yield of 6.72% on a taxable investment./3/

Q What investment strategies did you employ during the past year?

RICK To maintain a competitive distribution yield, each fund had significant holdings in BBB-rated and non-rated securities, which generally lagged their higher-quality counterparts during the past year. As interest rates rose, investors' aversion to risk seemingly intensified, and lower-quality and non-rated municipal bonds fell out of favor. This occurred despite the fact that the strong U.S. economy meant improving credit fundamentals for many issuers of BBB-rated and non-rated bonds.

     In response to investors' ongoing avoidance of lower-quality bonds, we reduced our stake in them over the past six months. That said, we continue to hold some selected BBB-rated and non-rated hospital, industrial development and utility bonds because they offered attractive yields and the potential to outpace higher-rated securities if they move back into favor.

Q Where did you find attractive opportunities during the period?

RICK We capitalized on the recent rise in interest rates and the resulting decline in bond prices to improve All-American's tax efficiency. As rates rose, prices on some of the fund's holdings fell. By selling certain bonds at a loss, we created tax-loss carryforwards that can be used to offset current and/or future realized capital gains. An additional benefit of these transactions is that we used the proceeds from the sale of bonds to finance purchases of new bonds with higher income streams.

ANNUAL REPORT page 4

Q Paul, what can you tell us about Nuveen Flagship Intermediate Municipal Bond Fund's performance?

PAUL The fund reported a total return of -2.17% for the 12-month period ended April 30, 2000 for Class A shares on net asset value. In comparison, the Lipper National Intermediate Municipal Fund category reported a -1.17% total return for the 12-month period and the Lehman Brothers Municipal Bond Index (7-year) returned -0.03%./2/,/5/ Shareholders in the 31% federal income tax bracket would have had to earn a total return of -0.08% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the 12-month period./3/

     As of April 30, 2000, the fund's SEC 30-day yield was 4.97%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.20% on a taxable investment./3/

     The fund's lag stemmed mostly from our focus on maximizing distribution yield by maintaining a somewhat longer duration than our peers. Duration is a measure of a bond's interest rate sensitivity; the longer a bond's duration, the more its share price will fall when rates rise and vice versa. Among intermediate maturity bonds, an investor typically can pick up a fair amount of additional yield for moving out each successive year of maturity. With interest rates on the rise as they were during the fiscal period, however, the fund's longer duration detracted from performance.

Q What were some of your other key strategies?

PAUL Like Nuveen Flagship All-American and Nuveen Flagship Limited Term Municipal Bond Fund, we identified several opportunities to do some tax loss swapping. When we made those trades, we looked to improve the fund's overall call protection, which can help insulate the fund from the inopportune redemption of bonds that can occur when interest rates fall.

     Recently, for example, we purchased bonds issued by the City of Chicago, the District of Columbia and Boone McHenry Dekalb School District, all of which carried call protection in excess of 10 years.

     We also maintained a significant position in non-rated bonds and those rated BBB, which is at the lower end of the investment grade credit rating scale, as judged by Standard & Poor's and Moody's Investors Service.

     As Rick explained, a lack of demand caused these bonds to underperform their higher-quality counterparts over the past year. But we think that the pain they suffered in response was overdone, and that selected non- and BBB-rated securities offer the potential to outperform. Furthermore, they offer a very attractive yield advantage over higher-rated securities, although they do carry more risk.

Q What's ahead for the municipal market and these three Nuveen Flagship municipal bond funds?

RICK At the end of the period, bond prices seemingly reflected investors' expectations for further interest rate hikes. Aside from interest rates, supply and demand conditions will also play a role in the performance of municipal bonds. We expect supply to remain low, a consequence of higher interest rates. Demand is more of an unknown. As we mentioned in the beginning, investors generally avoided fixed-income investments of all types during 1999 in favor of stocks. If the trend we've seen in early 2000 continues and investors continue to seek out more fixed-income investments, municipals could benefit.

ALL-AMERICAN

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed .....................  33%
AA .............................   9%
A ..............................  19%
BBB ............................  25%
NR .............................  13%
Other ..........................   1%

INTERMEDIATE

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed .....................  37%
AA .............................   3%
A ..............................  13%
BBB ............................  32%
NR .............................  15%

LIMITED TERM

Bond Credit Quality

[PIE CHART APPEARS]

AAA/U.S.
Guaranteed .....................  33%
AA .............................   6%
A ..............................  20%
BBB ............................  27%
NR .............................  12%
Other ..........................   2%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

2 The Lehman Brothers Municipal Bond Indices are comprised of a broad range of investment-grade municipal bonds and do not reflect any initial or ongoing expenses.

3 Taxable equivalent yield/total return represents the yield/total return on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a federal income tax rate of 31%. The taxable equivalent total return is based on the fund's one-year total return and the 31% federal tax rate.

5 The Lipper Peer Group returns represent the total return of the 129 funds in the Lipper Intermediate Municipal Debt Funds category for the period from May 1, 1999, through April 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                                                            ANNUAL REPORT page 5

PAUL Using history as a guide, federal tax-free municipal bonds currently offer an attractive value relative to their Treasury counterparts. (Of course, Treasuries are backed by the full faith and credit of the U.S. government.)

ANNUAL REPORT page 6

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

Quick Facts
                           A Shares      B Shares      C Shares      R Shares

NAV                         $ 10.33      $  10.34       $ 10.32       $ 10.34
-----------------------------------------------------------------------------
Latest Monthly Dividend*    $0.0470      $ 0.0405       $0.0420       $0.0485
-----------------------------------------------------------------------------
Fund Symbol                   FLAAX           N/A         FAACX           N/A
-----------------------------------------------------------------------------
CUSIP                     67065Q889     67065Q871     67065Q863     67065Q855
-----------------------------------------------------------------------------
Inception Date                10/88          2/97          6/93          2/97
-----------------------------------------------------------------------------


*Paid May 1, 2000

 Total Returns as of 4/30/00 (Annualized)+

                                        A Shares                         B Shares              C Shares         R Shares
                                 NAV              Offer        w/o CDSC           w/CDSC         NAV             NAV
1-Year                          -4.48%           -8.49%        -5.21%             -8.83%        -5.02%           -4.29%
----------------------------------------------------------------------------------------------------------------------
1-Year TER*                     -2.21%           -6.31%        -3.28%             -6.89%        -3.00%           -1.93%
----------------------------------------------------------------------------------------------------------------------
5-Year                           5.45%            4.55%         4.76%              4.60%         4.89%            5.61%
----------------------------------------------------------------------------------------------------------------------
5-Year TER*                      7.94%            7.02%         6.92%              6.77%         7.12%            8.16%
----------------------------------------------------------------------------------------------------------------------
10-Year                          7.40%            6.94%         6.92%              6.92%         6.81%            7.48%
----------------------------------------------------------------------------------------------------------------------
10-Year TER*                    10.17%            9.70%         9.47%              9.47%         9.32%           10.29%
----------------------------------------------------------------------------------------------------------------------


* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

 Total Returns as of 3/31/00 (Annualized)+

                                        A Shares                         B Shares              C Shares         R Shares
                                 NAV              Offer        w/o CDSC           w/CDSC         NAV             NAV
1-Year                          -3.69%           -7.72%        -4.42%             -8.06%        -4.32%           -3.58%
----------------------------------------------------------------------------------------------------------------------
5-Year                           5.58%            4.69%         4.89%              4.73%         5.00%            5.72%
----------------------------------------------------------------------------------------------------------------------
10-Year                          7.28%            6.82%         6.79%              6.79%         6.68%            7.35%
----------------------------------------------------------------------------------------------------------------------


+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

Tax-Free Yields

                               A Shares      B Shares  C Shares    R Shares
                             NAV      Offer     NAV       NAV        NAV

SEC 30-Day Yield            5.41%     5.18%    4.65%     4.85%      5.61%
------------------------------------------------------------------------
Taxable Equivalent Yield    7.84%     7.51%    6.74%     7.03%      8.13%
------------------------------------------------------------------------


Index Comparison.

                          [MOUNTAIN CHART APPEARS HERE]

            Nuveen Flagship           Nuveen Flagship           Lehman Brothers
            All-American Municipal    All-American Municipal    Municipal Bond
            Fund (Offer)              Fund (NAV)                Index

4/1990          $  9,580                   $ 10,000               $ 10,000
4/1991          $ 10,753                   $ 11,224               $ 11,149
4/1992          $ 11,965                   $ 12,489               $ 12,209
4/1993          $ 13,785                   $ 14,390               $ 13,754
4/1994          $ 14,141                   $ 14,761               $ 14,050
4/1995          $ 15,006                   $ 15,664               $ 14,985
4/1996          $ 16,151                   $ 16,860               $ 16,176
4/1997          $ 17,482                   $ 18,248               $ 17,252
4/1998          $ 19,286                   $ 20,131               $ 18,857
4/1999          $ 20,488                   $ 21,387               $ 20,167
4/2000          $ 19,981                   $ 20,426               $ 19,568


Portfolio Statistics

Total Net Assets           $362.2 million
-----------------------------------------
Average Effective
Maturity                      18.68 years
-----------------------------------------
Average Duration                     8.87
-----------------------------------------


-----  Nuveen Flagship All-American Municipal Fund (Offer) $19,568

-----  Nuveen Flagship All-American Municipal Fund (NAV) $20,426

-----  Lehman Brothers Municipal Bond Index $19,981

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman
  Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

ANNUAL REPORT   Page 7

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

Quick Facts

                                 A Shares          C Shares           R Shares

NAV                               $ 10.11           $ 10.13            $ 10.11
------------------------------------------------------------------------------
Latest Monthly Dividend*          $0.0420           $0.0370            $0.0435
------------------------------------------------------------------------------
Fund Symbol                         FINTX             FINCX                N/A
------------------------------------------------------------------------------
CUSIP                           67065Q814         67065Q798          67065Q780
------------------------------------------------------------------------------
Inception Date                       9/92             12/95               2/97
------------------------------------------------------------------------------

*Paid May 1, 2000

Total Returns as of 4/30/00 (Annualized)+


                                A Shares             C Shares       R Shares
                              NAV      Offer            NAV            NAV

1-Year                      -2.17%     -5.10%         -2.72%         -1.91%
------------------------------------------------------------------------------
1-Year TER*                 -0.08%     -3.07%         -0.89%          0.26%
------------------------------------------------------------------------------
5-Year                       5.38%      4.74%          4.84%          5.50%
------------------------------------------------------------------------------
5-Year TER*                  7.60%      6.95%          6.79%          7.78%
------------------------------------------------------------------------------
Since Inception              5.82%      5.40%          5.26%          5.90%
------------------------------------------------------------------------------
Since Inception TER*         8.06%      7.63%          7.23%          8.17%
------------------------------------------------------------------------------

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

Total Returns as of 3/31/00 (Annualized)+

                                   A Shares          C Shares     R Shares
                               NAV     Offer            NAV          NAV

1-Year                        1.63%     -4.58%        -2.19%       -1.37%
----------------------------------------------------------------------------
5-Year                        5.53%      4.89%         4.97%        5.63%
----------------------------------------------------------------------------
Since Inception               5.92%      5.50%         5.35%        5.99%
----------------------------------------------------------------------------

+ Class A shares returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

Tax-Free Yields

                                       A Shares        C Shares     R Shares
                                    NAV       Offer       NAV         NAV

SEC 30-Day Yield                   4.97%      4.82%      4.42%       5.18%
-----------------------------------------------------------------------------
Taxable Equivalent Yield (31%)     7.20%      6.99%      6.41%       7.51%
-----------------------------------------------------------------------------

Index Comparison+

                          [MOUNTAIN CHART APPEARS HERE]

            Nuveen Flagship Intermediate     Nuveen Flagship Intermediate      Lehman Brothers 7 Year
            Municipal Bond Fund (Offer)      Municipal Bond Fund (NVA)         Municipal Bond Index
9/1992             $  9,700                         $ 10,000                          $ 10,000
4/1993             $ 10,598                         $ 10,926                          $ 10,553
4/1994             $ 10,938                         $ 11,276                          $ 10,882
4/1995             $ 11,460                         $ 11,814                          $ 11,517
4/1996             $ 12,338                         $ 12,719                          $ 12,390
4/1997             $ 13,162                         $ 13,569                          $ 13,055
4/1998             $ 14,343                         $ 14,787                          $ 14,080
4/1999             $ 15,223                         $ 15,694                          $ 15,037
4/2000             $ 14,892                         $ 15,352                          $ 15,034

Portfolio Statistics

Total Net Assets                   $56 million
----------------------------------------------
Average Effective
Maturity                            8.51 years
----------------------------------------------
Average Duration                          6.69
----------------------------------------------


-----  Nuveen Flagship Intermediate Municipal Bond Fund (Offer) $14,892

-----  Nuveen Flagship Intermediate Municipal Bond Fund (NAV) $15,352

-----  Lehman Brothers 7 Year Municipal Bond Index $15,034

 . The Index Comparison shows the change in value of a $10,000 investment in the

Class A shares of the Nuveen fund compared with the Lehman Brothers 7-year Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (3%) and all ongoing fund expenses.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT   Page 8

NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

Quick Facts

                                   A Shares     C Shares      R Shares

NAV                                $  10.35     $  10.34      $  10.33
-----------------------------------------------------------------------
Latest Monthly Dividend*           $ 0.0400     $ 0.0370      $ 0.0420
-----------------------------------------------------------------------
Fund Symbol                           FLTDX        FLTCX           N/A
-----------------------------------------------------------------------
CUSIP                             67065Q848    67065Q830     67065Q822
-----------------------------------------------------------------------
Inception Date                        10/87        12/95          2/97
-----------------------------------------------------------------------

*Paid May 1, 2000

 Total Returns as of 4/30/00 (Annualized)+


                             A Shares             C Shares       R Shares
                         NAV        Offer           NAV             NAV

1-Year                 -0.57%       -3.06%         -0.82%         -0.35%
------------------------------------------------------------------------
1-Year TER*             1.43%       -1.11%          1.03%          1.76%
------------------------------------------------------------------------
5-Year                  4.46%        3.93%          4.11%          4.57%
------------------------------------------------------------------------
5-Year TER*             6.60%        6.06%          6.10%          6.78%
------------------------------------------------------------------------
10-Year                 5.74%        5.48%          5.41%          5.80%
------------------------------------------------------------------------
10-Year TER*            8.10%        7.83%          7.62%          8.18%
------------------------------------------------------------------------

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

  Total Returns as of 3/31/00 (Annualized)+

                             A Shares             C Shares       R Shares
                         NAV         Offer           NAV            NAV

1-Year                 -0.11%       -2.61%         -0.54%          0.03%
------------------------------------------------------------------------
5-Year                  4.59%        4.06%          4.21%          4.69%
------------------------------------------------------------------------
10-Year                 5.75%        5.48%          5.40%          5.80%
------------------------------------------------------------------------

+ Class A shares returns are actual. Class C and R returns are actual for the period since class inception: returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales change. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

Tax-Free Yields

                                        A Shares        C Shares    R Shares
                                      NAV      Offer       NAV        NAV

SEC 30-Day Yield                     4.64%     4.52%      4.29%       4.84%
---------------------------------------------------------------------------
Taxable Equivalent Yield (31%)       6.72%     6.55%      6.22%       7.01%
---------------------------------------------------------------------------

  Index Comparison.

[MOUNTAIN CHART APPEARS HERE]

             Nuveen Flagship Limited Term    Nuveen Flagship Limited Term     Lehman Brothers 5 Year
              Municipal Bond Fund (offer)     Municipal Bond Fund (NAV)        Municipal Bond Index
4/1990              $   9,750                         $  10,000                     $  10,000
4/1991              $  10,613                         $  10,886                     $  11,120
4/1992              $  11,550                         $  11,847                     $  12,081
4/1993              $  12,762                         $  13,089                     $  13,330
4/1994              $  13,171                         $  13,509                     $  13,699
4/1995              $  13,702                         $  14,054                     $  14,447
4/1996              $  14,524                         $  14,896                     $  15,440
4/1997              $  15,219                         $  15,609                     $  16,159
4/1998              $  16,234                         $  16,650                     $  17,248
4/1999              $  17,139                         $  17,578                     $  18,368
4/2000              $  17,041                         $  17,477                     $  18,434

Portfolio Statistics

Total Net Assets                                 $460.4 million
---------------------------------------------------------------
Average Effective Maturity                           4.58 years
---------------------------------------------------------------
Average Duration                                           3.91
---------------------------------------------------------------

 Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                            ANNUAL REPORT page 9

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
-------------------------------------------------------------------------------

1 The Lipper Peer Group returns represent the total return of the 57 funds in the Lipper High Yield Municipal Debt Funds category for the period from June 30, 1999, through April 30, 2000 and the 59 funds in the Lipper category for the year-to-date period ending April 30, 2000. The Lipper return is compared to Nuveen High Yield Municipal Bond Fund's performance since its inception June 7, 1999. The fund's return from June 30, 1999 to April 30, 2000, was 0.16%. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Investment by the fund in lower-rated and nonrated securities presents greater risk of loss of principal than investments in investment-grade securities.

Performance figures are quoted for Class A shares at net asset value. Comments cover the period from the fund's inception on June 7, 1999, through its fiscal year end, April 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

A voluntary expense limitation was in place for Nuveen High Yield Municipal Bond Fund during the period.

Nuveen High Yield Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance during its fiscal year ending April 30, 2000, we spoke with Steve Peterson, lead portfolio manager of the fund.

Q The Nuveen High Yield Municipal Bond Fund began operations on June 7, 1999.
-
The fund reported a total return of -2.69% from its inception through April 30, 2000. Although not posting a positive return, the fund did outperform the Lipper High Yield Municipal Debt Fund category average of -3.03.1 It looks like high yield municipal bond funds in general had a tough time. What happened in this market over the period?

STEVE The municipal bond market had a very challenging year in 1999. New
-----
issuance was stagnant, and demand was flat. The stock market frenzy throughout 1999 kept investors' attention, not the fixed income market. The residual effects of that frenzy seemed to keep investors coming back for more, even amid the unprecedented amount of volatility in the Dow Jones Industrial Average and the Nasdaq Composite Index during the first four months of 2000.

     Although stocks took a beating, we still didn't see the "flight-to-quality" into bonds that we usually expect when the stock market goes sour. There was a definite lack of interest in the bond market -- and high yield municipals in particular -- throughout the period. But that wasn't a bad thing at all, in our opinion. In fact, we were able to take advantage of a market full of opportunities to find attractive value and yields and even increase the fund's dividend rate.

Q For this fund, you look for municipal bonds that are undervalued and
-
therefore selling at attractive prices or yields. So during this period, you really saw the out-of-favor high yield municipal market as full of potential?

STEVE Yes. The entire high yield municipal market was out of favor, with both
-----
issuance and demand down, but we still found very viable bond issues for the fund. Our overreaching goal in any environment is to find bonds that we believe are mispriced, that through our research we determine offer strong potential.

Q Do you have any specific examples?
-

STEVE Ohio Bayshore is a great example. It's a small independent power plant
-----
under construction that, when completed, should provide some of the lowest cost power in Ohio, a state that generally has had very high-cost energy. The project was behind schedule, which was why this issue was out of favor. But the reason for the delay was simply that the tight labor market made welders and construction workers who were available to work hard to come by. That, in our opinion, was the temporary result of a

ANNUAL REPORT page 10
strong economy, not a reflection of poor management. These bonds were issued with attractive yields at 7.75% to 8%.

      We also continued to find potential in the embattled healthcare sector, still under pressure from cuts in federal Medicare and Medicaid reimbursement, aggressive HMO pricing and the move from inpatient to outpatient care. But even in these conditions, we feel healthcare is something people will always need, and those organizations that have positioned themselves favorably can offer very attractive bond issues while remaining competitive.

      One such example is Kentucky Appalachian Regional Healthcare. This issue was backed by six Kentucky and Virginia hospitals and offered a yield of nearly 9.5%. Keep in mind that's a tax-free yield; the equivalent yield on a similar taxable bond would be close to 16%. We believe this security offered exceptional value since these hospitals offer essential services and are insulated from competition due to their rural location -- the nearest competing hospital is more than an hour-and-a-half away. Their overall debt level was also very moderate, which impressed us.

      It was impressive yields such as these that allowed us to increase the dividend during the fiscal period.

Q Typically, a rising interest rate environment is not a very favorable one for bonds, yet if we look at the year-to-date period as of April 30, 2000 -- a period in which the Federal Reserve (the Fed) raised rates twice -- the fund returned 2.01%, versus the Lipper category average for the same period of 0.64%.1 The fund's tax-free return even outpaced the stock market -- negative 0.04% measured by the S&P 500 Index.2 How do you explain this?

STEVE The stock market tends to operate on a different level than that of the bond market. Particularly during the first part of 2000, investors seemed to take it to an entirely different plane. It seemed to be based on random guesses on where prices would go, with little regard for fundamentals like profits and cash flows. Bonds, on the other hand, are priced according to factors like interest rates and credit quality of issuers.

      The high yield municipal bond market itself began a rebound after a rocky 1999. The very structure of high yield municipal bonds makes them less sensitive to changing interest rates. Their sensitivity lies more in the credit quality of the issuer, otherwise known as credit risk. While higher credit risk is inherent in a high yield fund, we work to mitigate credit risk for the fund through thorough analysis and sometimes even by negotiating structure directly with the issuer.

      Since no one but Chairman Alan Greenspan's Fed has any control over interest rates, we tried to minimize the fund's exposure to interest rate risk wherever possible. We consciously sought out bonds that offered shorter maturities to help decrease the fund's duration, which is a measure of how sensitive the fund is to interest rate risk. A shorter duration means less interest rate sensitivity -- important in this environment.

Another factor in this market was the yield differential between lower-rated bonds, such as those the fund invests in, and higher-rated bonds. The wider this differential -- or "spread" -- the more affordable high yield municipals are, and therefore the more the potential for gains, even factoring in the higher risk potential.

HIGH YIELD

     Top Five Sectors

Utilities                27%

Healthcare               18%

Transportation           15%

Long-Term Care           10%

Basic Materials          10%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

1 The Lipper Peer Group returns represent the total return of the 57 funds in the Lipper High Yield Municipal Debt Funds category for the period from June 30, 1999, through April 30, 2000 and the 59 funds in the Lipper category for the year-to-date period ending April 30, 2000. The Lipper return is compared to Nuveen High Yield Municipal Bond Fund's performance since its inception June 7, 1999. The fund's return from June 30, 1999 to April 30, 2000, was 0.16%. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The S&P 500 Index does not reflect any initial or ongoing expenses but does reflect dividends reinvested. An index is not available for direct investment.

                                                           ANNUAL REPORT page 11

For example, one bond we bought recently paid a yield premium of 375 basis points -- or nearly four percentage points -- over an otherwise similar higher-rated bond. One year ago we were seeing spreads of only 100 to 125 basis points, or around one percent difference in yields.

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

 Bond Credit Quality

                                 [PIE CHART APPEARS HERE]

                        AAA/U.S. Guaranteed...............   1%
                        AA................................   6%
                        A.................................   5%
                        BBB...............................  17%
                        NR................................  71%

As a percentage of long-term bond holdings as of April 30, 2000. Holdings are subject to change.

Q What is your outlook for the near future in the high yield municipal bond market?

STEVE Throughout the coming months, we plan to maintain the fund's duration at or near its current low level to help keep its sensitivity to interest rates down.

      However, we are optimistic that future Fed interest rate increases will be relatively modest. It is our experience that Fed rate increases take about 12 to 18 months to have their intended effect on the economy, so the impact should begin to emerge soon.


ANNUAL REPORT page 12

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

Fund Spotlight as of April 30, 2000

 Quick Facts

                             A Shares      B Shares      C Shares      R Shares

NAV                         $    18.60   $     18.58     $  18.59     $  18.61
--------------------------------------------------------------------------------
Latest Monthly Dividend     $  0 .0960   $    0.0840     $ 0.0870     $ 0.0990
--------------------------------------------------------------------------------
Fund Symbol                        N/A          N/A           N/A          N/A
--------------------------------------------------------------------------------
CUSIP                        67065Q749    67065Q756     67065Q764    67065Q772
--------------------------------------------------------------------------------
Inception Date                    6/99         6/99          6/99         6/99
--------------------------------------------------------------------------------

*Paid May 1, 2000

Total Returns as of 4/30/00 (Cumulative)

                             A Shares                  B Shares                     C Shares              R Shares
                          NAV        Offer       w/o CDSC       w/CDSC        w/o CDSC       w/CDSC          NAV
6-Month                  1.94%      -2.31%        1.66%        -3.29%           1.76%        0.77%          2.15%
-------------------------------------------------------------------------------------------------------------------
6-Month TER*3            3.32%      -0.99%        2.86%        -2.09%           3.01%        2.02%          3.57%
-------------------------------------------------------------------------------------------------------------------
YTD                      2.01%      -2.29%        1.81%        -3.19%           1.87%        0.87%          2.13%
-------------------------------------------------------------------------------------------------------------------
YTD TER*3                2.94%      -1.40%        2.62%        -2.38%           2.72%        1.72%          3.09%
-------------------------------------------------------------------------------------------------------------------
Since Inception         -2.69%      -6.79%       -3.36%        -8.01%          -3.16%       -4.09%         -2.50%
-------------------------------------------------------------------------------------------------------------------
Since Inception TER*3   -0.74%      -4.92%       -1.67%        -6.31%          -1.39%       -2.32%         -0.48%
-------------------------------------------------------------------------------------------------------------------

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

Total Returns as of 3/31/00 (Cumulative)

                             A Shares                  B Shares              C Shares      R Shares
                         NAV        Offer       w/o CDSC       w/CDSC         NAV            NAV

6-month                   1.51%    -2.77%        1.17%         -3.76%         1.27%           1.66%
-----------------------------------------------------------------------------------------------------

YTD                       2.42%    -1.90%        2.28%         -2.72%         2.33%           2.52%
-----------------------------------------------------------------------------------------------------

Since Inception          -2.30%    -6.42%       -2.92%         -7.60%        -2.73%          -2.13%
-----------------------------------------------------------------------------------------------------

 Tax-Free Yields

                                           A Shares       B Shares  C Shares    R Shares
                                        NAV     Offer       NAV       NAV         NAV

SEC 30-Day Yield                        6.86%   6.57%      6.10%     6.31%        7.07%
-----------------------------------------------------------------------------------------

Taxable Equivalent Yield (31%) /3/      9.94%   9.52%      8.84%     9.14%       10.25%
-----------------------------------------------------------------------------------------

 Index Comparison.

[MOUNTAIN CHART APPEARS HERE]

                                                                                                              (D)
                                    Nuveen High Yield                Nuveen High Yield                  Lehman Brothers
                                 Municipal Bond Fund (offer)       Municipal Bond Fund (NAV)         Municipal Bond Index
      6/1999                          $  9,580                           $  10,000                         $  10,000
      4/2000                          $  9,596                           $  10,016                         $  10,112

Portfolio Statistics

Total Net Assets                    $14.7 million
---------------------------------------------------
Average Effective Maturity            18.19 years
---------------------------------------------------

Average Duration                             7.93
---------------------------------------------------

 Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond An IOU issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

3 Taxable-equivalent yield/total return represents the yield/total return on a taxable investment necessary to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable equivalent yield shown is based on the 30-day SEC yield and a federal income tax rate of 31%. The taxable equivalent total return is based on the fund's one-year total return and the 31% federal tax rate.

                                                           ANNUAL REPORT page 13

                             Portfolio of Investments

                             Nuveen Flagship All-American Municipal Bond Fund April 30, 2000

   Principal                                                                             Optional Call                      Market
Amount (000)  Description                                                                 Provisions*       Ratings**        Value
----------------------------------------------------------------------------------------------------------------------------------
              Alabama - 2.3%

 $   25       Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds     4/04 at 102          Aaa      $   25,675
                (Collateralized Home Mortgage Revenue Bond Program), 1994 Series A-1
                Bonds, 6.600%, 4/01/19

    200       Alabama State Docks Department, Docks Facilities Revenue Bonds,            10/06 at 102          AAA         206,160
                Series 1996, 6.100%, 10/01/13 (Alternative Minimum Tax)

    400       The Utilities Board of the City of Bayou La Batre (Alabama), Water and      3/07 at 102           AA         379,216
                Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%,
                3/01/27

  2,440       City of Birmingham, Alabama, General Obligation Bonds, Series 1999-B,       6/09 at 101           AA       2,215,471
                5.250%, 6/01/24

    100       The Industrial Development Board of the Town of Courtland (Alabama),        9/05 at 102         Baa1          97,804
                Solid Waste Disposal Revenue Bonds (Champion International Corporation
                Project), Series 1995A, 6.500%, 9/01/25 (Alternative Minimum  Tax)

    100       Jefferson County, Alabama, Sewer Revenue Warrants, Series 1997-D,           2/07 at 101          AAA          98,168
                5.750%, 2/01/27 (Alternative Minimum Tax)

    500       The Industrial Development Board of the City of Phenix, Alabama,            4/08 at 102           A-         430,480
                Environmental Improvement Revenue Refunding Bonds (Mead Coated Board
              Project), Series 1998A, 5.300%, 4/01/27 (Alternative Minimum Tax)

  5,000       The Southeast Alabama Gas District, General System Revenue Bonds,           6/10 at 102          Aaa       4,763,300
                Series A, 5.500%, 6/01/20

    250       The Industrial Development Board of the City of Tallassee, Alabama,         8/06 at 102        A1***         265,145
                Industrial Revenue Bonds, Dow-United Technologies Composite Products,
                Series 1996-A, 6.100%, 8/01/14 (Pre-refunded to 8/01/06)

----------------------------------------------------------------------------------------------------------------------------------
              Alaska - 0.8%

  3,000       Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds,       9/09 at 101          AAA       3,012,330
                Series 1999, 6.000%, 9/01/24

----------------------------------------------------------------------------------------------------------------------------------
              Arizona - 1.1%

  2,500       The Industrial Development Authority of the County of Maricopa              7/08 at 101         BBB+       1,894,075
                (Arizona), Health Facility Revenue Bonds (Catholic Healthcare West
                Project), 1998 Series A, 5.000%, 7/01/21

  2,500       The Industrial Development Authority of the County of Yavapai               6/07 at 101          A-1       2,266,975
                (Arizona), Industrial Development Revenue Bonds, 1998 Series
                (Citizens Utilities Company Project), 5.450%, 6/01/33
                (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
              California - 6.7%

  7,500       California Higher Education Loan Authority, Inc., Student Loan             No Opt. Call           A2       7,670,175
                Revenue Refunding Bonds, Subordinate 1994 Series D, 6.500%, 6/01/05
                (Alternative Minimum Tax)

  2,750       California Pollution Control Financing Authority, Pollution Control         9/09 at 101          AAA       2,593,580
                Refunding Revenue Bonds (Southern California Edison Company), 1999
                Series C, 5.550%, 9/01/31 (Alternative Minimum Tax)

  8,000       Contra Costa Home Mortgage Finance Authority, California, 1984 Home        No Opt. Call          AAA       2,980,640
                Mortgage Revenue Bonds, 0.000%, 9/01/17

  2,000       Foothill/Eastern Transportation Corridor Agency (California), Toll         No Opt. Call          AAA       1,591,660
              Road Revenue Bonds, Series 1995A, 0.000%, 1/01/05

  2,000       Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of the          7/05 at 102          BBB       1,858,760
              Pacific Project), 1995 Series A, 6.125%, 7/01/23

  4,000       Regional Airports Improvement Corporation, Facilities Sublease              5/06 at 102         BBB-       3,797,240
              Refunding Revenue Bonds, Issue of 1996, Delta Air Lines, Inc.
              (Los Angeles International Airport), 6.350%, 11/01/25

   Principal                                                                              Optional Call                       Market
Amount (000)    Description                                                                Provisions*      Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

                Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
                (Procter & Gamble Project), 1995 Series:
$   500         6.200%, 7/01/06                                                             7/05 at 102        BBB-      $   520,055
  1,000         6.500%, 7/01/21 (Pre-refunded to 7/01/05)                                   7/05 at 102         N/R        1,088,080

  2,000         Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A         1/07 at 101          A2        2,024,680
                 (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.3%

                E-470 Public Highway Authority, Capital Improvement Trust
                 Fund Highway Revenue Bonds (E-470 Project), Senior Bonds,
                 Arapahoe County, Colorado:
  6,000           0.000%, 8/31/05                                                          No Opt. Call         Aaa        4,537,980
  2,000           6.950%, 8/31/20 (Pre-refunded to 8/31/05)                                 8/05 at 103         Aaa        2,227,180

 11,800         Colorado Health Facilities Authority, Retirement Facilities (Liberty       No Opt. Call         Aaa        2,680,252
                 Heights), 0.000%, 7/15/22

  2,500         Hyland Hills Park and Recreation District, Adams County, Colorado,         12/06 at 101         N/R        2,584,700
                 Special Revenue Refunding and Improvement Bonds, Series 1996A, 6.750%,
                 12/15/15
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.7%

  4,000         Housing Authority of the City of Bridgeport, Connecticut, Multifamily      12/09 at 102         N/R        3,999,600
                 Housing Revenue Bonds (Stratfield Apartments Project), Series 1999,
                 7.250%, 12/01/24

  2,000         State of Connecticut Health and Educational Facilities Authority,          11/04 at 102         AAA        2,201,240
                 Revenue Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford,
                 Inc. Project, 7.125%, 11/01/14
------------------------------------------------------------------------------------------------------------------------------------
                Delaware - 0.4%

  1,750         Delaware Economic Development Authority, First Mortgage Revenue             5/07 at 102         BBB        1,609,808
                 Bonds (Peninsula United Methodist Homes, Inc. Issue), Series
                 1997A, 6.300%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.2%

  1,000         District of Columbia (Washington, D.C.), General Obligation Bonds,          6/08 at 101         AAA          889,060
                 Series 1998B, 5.250%, 6/01/26
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.6%
  1,000         Town of Lady Lake, Florida, Industrial Development Revenue Bonds            7/00 at 102      N/R***        1,028,530
                 (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15
                 (Alternative Minimum Tax) (Pre-refunded to 7/01/00)

  1,930         Nassau County, Florida (GF/Amelia Island Properties, Inc. Project),         1/03 at 103         N/R        2,087,758
                 ICF/MR Revenue Bonds, Series 1993A, 9.750%, 1/01/23

  1,965         Sanford Airport Authority (Florida), Industrial Development Revenue         5/06 at 102         N/R        2,026,858
                 Bonds (Central Florida Terminals Inc. Project), Series 1995A, 7.500%,
                 5/01/10 (Alternative Minimum Tax)

    645         Sanford Airport Authority (Florida), Industrial Development Revenue         5/07 at 102         N/R          658,513
                 Bonds (Central Florida Terminals Inc. Project), Series 1997C, 7.500%,
                 5/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.6%

  2,000         Brunswick and Glynn County Development Authority (Georgia), Revenue         3/08 at 102        Baa2        1,697,460
                 Refunding Bonds, Series 1998, (Georgia Pacific Corporation Project),
                 5.550%, 3/01/26 (Alternative Minimum Tax)

  2,000         Municipal Electric Authority of Georgia, General Power Revenue Bonds,      No Opt. Call           A        1,985,520
                  1993C Series, 5.700%, 1/01/19

  2,500         Private Colleges and Universities Authority (Georgia), Revenue and         10/09 at 101          A3        2,148,150
                  Refunding Bonds (Mercer University Project), Series 1999A, 5.250%,
                  10/01/25
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.9%

  6,645         Buffalo Grove Park District, Lake and Cook Counties, Illinois,              5/00 at 100         N/R        6,532,434
                 Installment Contract Certificates (Limited Tax), Series 1999,
                 5.400%, 12/30/04

                The County of Champaign, Illinois, General Obligation
                Bonds (Public Safety Sales Tax Alternate Revenue Source),
                Series 1999:
  1,140          8.250%, 1/01/21                                                           No Opt. Call         AAA        1,452,611
  1,275          8.250%, 1/01/22                                                           No Opt. Call         AAA        1,627,550

              Portfolio of Investments

              April 30, 2000

    Principal                                                                            Optional Call                      Market
 Amount (000)   Description                                                               Provisions*       Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

 $1,000        City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,             6/05 at 102           AA-    $   998,530
                 1995 Series A (The Peoples Gas Light and Coke Company Project),
                 6.100%, 6/01/25

  2,000        Illinois Development Finance Authority                                     9/06 at 102           A-1      2,034,260
                 (The Presbyterian Home Lake Forest Place Project),
                 Revenue Bonds, Series 1996B, 6.300%, 9/01/22

  3,750        Illinois Educational Facilities Authority, Revenue Refunding Bonds,        7/01 at 102         A1***      3,927,638
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21
                 (Pre-refunded to 7/01/01)

               Illinois Educational Facilities Authority, Revenue Refunding Bonds,
               Columbia College, Series 1992:
  2,815          6.875%, 12/01/17 (Pre-refunded to 12/01/04)                             12/04 at 100        N/R***      3,012,923
  1,185          6.875%, 12/01/17                                                        12/04 at 100           BBB      1,213,132

  2,000        Illinois Health Facilities Authority, Revenue Refunding                    8/06 at 102           N/R      1,954,120
                 Bonds, Series 1995A (Fairview Obligated Group), 7.125%,
                 8/15/17

  6,000        Illinois Health Facilities Authority, Revenue Refunding Bonds,             2/07 at 102            A-      5,230,260
                 Series 1996B (Sarah Bush Lincoln Health Center),
                 5.750%, 2/15/22

  4,000        Illinois Health Facilities Authority, Revenue Bonds                        8/07 at 101            A-      3,421,040
                 (Victory Health Service), Series 1997A, 5.750%, 8/15/27

  4,750        Metropolitan Pier and Exposition Authority (Illinois),                    No Opt. Call           AAA      4,535,300
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 1998A, 5.500%, 12/15/23

------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 5.0%

  2,000        City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998              8/08 at 101           N/R      1,586,320
                 (Greencroft Obligated Group), 5.750%, 8/15/28

  1,720        Indiana Health Facility Financing Authority, Hospital Revenue Bonds,       8/00 at 102        N/R***      1,772,752
                 Series 1990 (Hancock Memorial Hospital Project), 8.300%, 8/15/20
                 (Pre-refunded to 8/15/00)

  4,000        The Trustees of Indiana University, Indiana University Student Fee        No Opt. Call           AAA      2,140,840
                 Bonds, Series K, 0.000%, 8/01/11

  2,000        Indianapolis Airport Authority, Special Facilities Revenue Bonds,          7/04 at 102           BBB      2,070,580
                 Series 1994 (Federal Express Corporation Project), 7.100%,
                 1/15/17 (Alternative Minimum Tax)

  4,000        Indianapolis Airport Authority, Specialty Facility Revenue Bonds,         11/05 at 102          Baa2      3,859,800
                 Series 1995A (United Airlines, Inc., Indianapolis Maintenance
                 Center Project), 6.500%, 11/15/31 (Alternative Minimum Tax)

  5,450        City of Indianapolis, Indiana, Economic Development Revenue Bonds          7/06 at 102           BBB      5,244,208
                 (Willowbrook Apartments Project), Senior Series 1996A,
                 6.500%, 7/01/26

    500        Hospital Authority of Monroe County (Indiana), Hospital Revenue Bonds,     5/02 at 101           AAA        522,605
                 Series 1992 (Bloomington Hospital Project), 6 .700%, 5/01/12
                 (Pre-refunded to 5/01/02)

  1,000       Rockport Pollution Control (Indiana Michigan Power Company),                3/01 at 102          Baa2      1,032,600
                 7.600%, 3/01/16

------------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 4.9%

  5,000        County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds          3/05 at 102            A2      5,090,200
                 (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                 (Alternative Minimum Tax)

  4,500        Jefferson County, Kentucky, Capital Projects Corporation, Lease           No Opt. Call            A+      2,249,145
                 Revenue Bonds, Series 1992A, 0.000%, 8/15/12

  2,000        Kentucky Economic Development Finance Authority, Hospital System           4/08 at 102           N/R      1,331,880
                 Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
                 Regional Healthcare, Inc. Project), 5.875%, 10/01/22

  5,000        Louisville and Jefferson County Metropolitan Sewer District               11/04 at 102           AAA      5,439,150
                 (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                 Bonds, Series 1994A, 6.750%, 5/15/25

  3,500        Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky           3/03 at 102             A      3,580,325
                 Associated Counties Leasing Trust Program, Series 1993-A,
                 6.500%, 3/01/19

------------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.6%

  1,900        City of New Orleans Audubon Park Commission, Aquarium Revenue Bonds,       4/02 at 102        N/R***      2,040,543
                 Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)


  Principal                                                                                 Optional Call                   Market
Amount (000)    Description                                                                   Provisions*    Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.4%

$2,000          Maryland Energy Financing Administration, Limited Obligation Solid           12/06 at 102         A-   $ 2,012,940
                  Waste Disposal Revenue Bonds (Wheelabrator Water Technologies,
                  Baltimore L.L.C. Projects), 1996 Series, 6.450%, 12/01/16
                  (Alternative Minimum Tax)

 3,500          Maryland Economic Development Corporation, Student Housing Revenue            6/09 at 102       Baa3     3,069,080
                  Bonds (Collegiate Housing Foundation - University Courtyard
                   Project), Series 1999A, 5.750%, 6/01/31
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.4%

 3,000          Massachusetts Health and Educational Facilities Authority, Revenue            7/09 at 101        AA-     2,551,230
                     Bonds, Partners HealthCare System Issue, Series B, 5.125%, 7/01/19

 3,000          Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102        BBB     2,616,150
                     Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.600%,
               12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.5%

 5,000          Michigan State Hospital Finance Authority, Hospital Revenue Bonds             8/08 at 101       BBB-     3,671,450
                     (The Detroit Medical Center Obligated Group), Series 1998A, 5.250%,
                  8/15/23

 2,000          Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue               8/03 at 102       BBB-     1,797,680
                    Refunding Bonds (Nomc Obligated Group), 6.000%, 8/01/13
------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.7%

 3,000          Missouri State Development Finance Board, Solid Waste Disposal               No Opt. Call         AA     2,660,730
                  Revenue Bonds (Procter & Gamble Paper Products Company
                   Project), Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

   700          New Hampshire Higher Educational and Health Facilities Authority,             7/00 at 100       BBB+       652,729
                  Hospital Revenue Bonds, Catholic Medical Center Issue, Series 1989,
                  6.000%, 7/01/17

   600          New Hampshire Higher Educational and Health Facilities Authority,             1/01 at 102       BBB+       607,188
                  Hospital Revenue Bonds, St. Joseph Hospital Issue, Series 1991,
                  7.500%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.7%

 2,400          New Jersey Economic Development Authority, Electric Energy Facility           6/02 at 102        N/R     2,473,800
                  Revenue Bonds (Vineland Cogeneration Limited Partnership Project),
                  Series 1992, 7.875%, 6/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                New York - 11.9%

 3,100          Village of East Rochester Housing Authority (New York),                       3/09 at 103        N/R     2,889,975
                  1999 Multifamily Senior Housing Revenue Bonds
                  (Jefferson Park Apartments Project), 6.750%, 5/01/31

                The City of New York, General Obligation Bonds, Fiscal 1992 Series D:
   685            7.500%, 2/01/17 (Pre-refunded to 2/01/02)                                02 at 101 1/2         Aaa       725,744
   750            7.500%, 2/01/18 (Pre-refunded to 2/01/02)                                02 at 101 1/2         Aaa       794,610

   115          The City of New York, General Obligation Bonds, Fiscal 1997 Series I,        4/07 at 101       A-***       123,233
                  6.250%, 4/15/27 (Pre-refunded to 4/15/07)

                The City of New York, General Obligation Bonds, Fiscal 1992 Series B:
   595            7.500%, 2/01/09 (Pre-refunded to 2/01/02)                                02 at 101 1/2       A-***       629,980
 1,305            7.500%, 2/01/09                                                          02 at 101 1/2          A-     1,375,483

 1,750          New York City Housing Development Corporation, Multi-Unit Mortgage           6/01 at 102         AAA     1,825,268
                  Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                  7.350%, 6/01/19

 6,000          New York City Transitional Finance Authority, Future Tax Secured Bonds,      5/10 at 101          AA     6,098,220
                  Fiscal 2000 Series C, 5.875%, 11/01/17 (WI)

 1,480          Dormitory Authority of the State of New York, City University System        No Opt. Call          A-     1,473,103
                  Consolidated Second General Resolution Revenue Bonds, Series 1993A,
                  5.750%, 7/01/18

 2,500          Dormitory Authority of the State of New York, Department of Health of        7/05 at 102         AAA     2,711,575
                  the State of New York, Revenue Bonds, Series 1995, 6.625%, 7/01/24
                  (Pre-refunded to 7/01/05)

 3,000          New York State Housing Finance Agency, Service Contract Obligation            9/05 at 102          A     3,044,640
                  Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

               Portfolio of Investments
               Nuveen Flagship All-American Municipal Bond Fund (continued) April 30, 2000

    Principal                                                           Optional Call                                  Market
 Amount (000)      Description                                           Provisions*             Ratings**              Value
--------------------------------------------------------------------------------------------------------------------------------
                   New York (continued)

 $5,500            New York State Urban Development                        No Opt. Call                 A          $5,436,530
                    Corporation, State Facilities Revenue
                      Bonds, 1995 Refunding  Series, 5.700%,
                    4/01/20

  1,500            New York State Urban Development                        No Opt. Call                 A           1,487,055
                    Corporation, Project Revenue Bonds
                    (Center for Industrial Innovation), 1995
                     Refunding Series, 5.500%, 1/01/13

  2,125            New York State Urban Development                        No Opt. Call                 A           2,056,214
                    Corporation, Project Revenue Bonds
                    (University Facilities Grants), 1995
                     Refunding Series, 5.500%, 1/01/19

  7,500            The Port Authority of New York and New                  10/06 at 102               N/R           7,520,925
                    Jersey, Special Project Bonds, Series 4,
                      KIAC Partners Project, 6.750%, 10/01/19
                      (Alternative Minimum Tax)

                   Suffolk County Industrial Development Agency
                   (New York), 1998 Industrial Development Revenue
                   Bonds (Nissequogue Cogen Partners Facility):
  1,800            5.300%, 1/01/13 (Alternative                             1/09 at 101               N/R           1,620,270
                    Minimum Tax)

  3,375            5.500%, 1/01/23 (Alternative Minimum Tax)                1/09 at 101               N/R           2,883,161
--------------------------------------------------------------------------------------------------------------------------------
                   North Carolina - 0.7%

  1,250            County of Cumberland, North Carolina,                   10/09 at 101                AA           1,085,300
                    Hospital Facility Revenue Bonds
                    (Cumberland County Hospital System,
                    Inc.), Series 1999, 5.250%, 10/01/24

  1,299             Woodfin Treatment Facility, Inc. (North                12/03 at 102               N/R           1,303,355
                    Carolina), Proportionate Interest
                     Certificates, 6.750%, 12/01/13
--------------------------------------------------------------------------------------------------------------------------------
                   North Dakota - 0.1%

    240            State of North Dakota (North Dakota                      7/00 at 102               Aa2             244,438
                   Housing Finance Agency), Single Family
                   Mortgage Program Bonds, 1989 Series B,
                   8.000%, 7/01/13
--------------------------------------------------------------------------------------------------------------------------------
                   Ohio - 9.1%

                   City of Cleveland, Ohio, Public Power
                   System Improvement First Mortgage
                   Revenue Bonds, Series 1991A:
    835            7.000%, 11/15/17 (Pre-refunded to                       11/01 at 102               AAA             879,698
                   11/15/01)

    565            7.000%, 11/15/17                                        11/01 at 102               AAA             592,860

  1,350            County of Columbiana, Ohio, County Jail                 12/04 at 102                AA           1,467,761
                    Facilities Construction Bonds (General
                      Obligation - Unlimited Tax), 6.700%, 12/01/24

  1,000            County of Cuyahoga, Ohio, Health Care                    6/00 at 100               N/R           1,004,110
                    Facilities Revenue Bonds, Series 1990
                          (Altenheim Project), 9.280%, 6/01/15

  3,000            County of Cuyahoga, Ohio, Hospital                       8/05 at 102               AAA           3,212,010
                    Revenue Bonds (Meridia Health System),
                    Series 1995, 6.250%, 8/15/24
                    (Pre-refunded to 8/15/05)

  1,000            County of Cuyahoga, Ohio, Hospital                       2/03 at 102               AA-           1,016,770
                    Facilities Revenue Bonds, Series 1993,
                    Health Cleveland, Inc.
                    (Fairview General Hospital Project),
                     6.300%, 8/15/15

  2,350            City of Garfield Heights, Ohio, Hospital                11/02 at 102            AA-***           2,493,656
                    Improvement and Refunding Revenue Bonds,
                    Series 1992B (Marymount Hospital Project),
                    6.700%, 11/15/15 (Pre-refunded to 11/15/02)

                   County of Hamilton, Ohio, Health Care Facilities
                   Improvement Revenue Bonds, Series 1999A (Twin
                   Towers):

  3,500            5.750%, 10/01/19                                        10/08 at 102                 A           3,276,525

  2,000            5.800%, 10/01/23                                        10/08 at 102                 A           1,845,020

  1,500            County of Lucas, Ohio, Hospital                         12/01 at 102            N/R***           1,601,715
                    Facilities Revenue Bonds, Series A
                    (Flower Memorial Hospital),
                    8.125%, 12/01/11 (Pre-refunded to
                    12/01/01)

  3,500            County of Miami, Ohio, Hospital                          5/06 at 102               BBB           3,068,135
                    Facilities Revenue Refunding and
                    Improvement Bonds, Series 1996A
                    (Upper Valley Medical Center),
                    6.375%, 5/15/26

  5,000            County of Montgomery, Ohio, Hospital                     4/10 at 101              BBB+           4,788,150
                    Facilities Revenue Bonds, Series 1999
                    (Kettering Medical Center Network
                    Obligated Group), 6.750%, 4/01/18

  1,750            State of Ohio (Ohio Higher Educational                  12/03 at 102               AAA           1,859,218
                    Facility Commission), Higher Educational
                    Facility Mortgage Revenue Bonds
                    (University of Dayton 1992 Project),
                    6.600%, 12/01/17

  2,600            State of Ohio, Solid Waste Disposal                      8/08 at 103               BBB           2,226,796
                    Revenue Bonds (USG Corporation Project),
                    Series 1997 Remarketed, 5.600%, 8/01/32
                    (Alternative Minimum Tax)

  3,500            County of Shelby, Ohio, Hospital                         9/02 at 102            N/R***           3,766,525
                    Facilities Revenue Refunding and
                    Improvement Bonds, Series 1992 (The
                    Shelby County Memorial Hospital
                     Association), 7.700%, 9/01/18
                     (Pre-refunded to 9/01/02)

  Principal                                                                                  Optional Call                    Market
Amount (000)    Description                                                                   Provisions*     Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.0%

                Edmond Economic Development Authority (Oklahoma), Student
                Housing Revenue Bonds (Collegiate Housing Foundation -
                Edmond Project), Series 1998A:
$   2,000         5.375%, 12/01/19                                                              12/08 at 102      Baa3    $1,733,660
    3,250         5.500%, 12/01/28                                                              12/08 at 102      Baa3     2,750,703

    2,750       Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,                    6/05 at 102      Baa1     2,685,320
                    Series 1995 (American Airlines), 6.250%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania - 1.9%

    2,500       Allegheny County Higher Education  Building Authority (Commonwealth of           2/06 at 102      Baa3     2,548,350
                  Pennsylvania), College Revenue Bonds, Series A of 1996 (Robert Morris
                  College), 6.400%, 2/15/14

    1,000       Delaware County Industrial Development Authority, Pollution                      4/01 at 102       AAA     1,039,270
                  Control Revenue Refunding Bonds, 1991 Series A (Philadelphia Electric
                   Company Project), 7.375%, 4/01/21

      500       Falls Township Hospital Authority, Refunding Revenue Bonds, The Delaware
                  Valley Medical Center Project (FHA-Insured Mortgage), Series 1992,
                  7.000%, 8/01/22                                                                8/02 at 102       AAA       527,080

    1,000       Latrobe Industrial Development Authority (Commonwealth of Pennsylvania),
                  College Revenue Bonds (Saint Vincent College Project), Series 1994,            5/04 at 102       AAA     1,079,830
                  6.750%, 5/01/24 (Pre-refunded to 5/01/04)

                City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth
                  Series:
      550         6.375%, 7/01/26 (Pre-refunded to 7/01/03)                                      7/03 at 102    BBB***       579,475
    1,150         6.375%, 7/01/26                                                                7/03 at 102       BBB     1,148,413
------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.1%

      100       Commonwealth of Puerto Rico, Public Improvement Bonds of 1994                7/04 at 101 1/2    AAA       107,762
                   (General Obligation Bonds), 6.500%, 7/01/23 (Pre-refunded to 7/01/04)

      100       Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, Series         No Opt. Call         A        97,250
                    L, Guaranteed by the Commonwealth of Puerto Rico, 5.500%,7/01/21

      165       Puerto Rico Electric Power Authority, Power Revenue Bonds,                       7/04 at 102       AAA       177,745
                   Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

       70       Puerto Rico Industrial, Tourist, Educational, Medical and Environmental      8/05 at 101 1/2       AAA        71,835
                  Control Facilities Financing Authority, Hospital Revenue Refunding
                  Bonds, 1995 Series A (FHA-Insured Mortgage Pila Hospital Project),
                  5.875%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 3.7%

                Berkeley County School District, Certificates of Participation:
      250         6.250%, 2/01/12 (Pre-refunded to 2/01/04)                                      2/04 at 102       AAA       265,025
    2,225         6.300%, 2/01/16 (Pre-refunded to 2/01/04)                                      2/04 at 102       AAA     2,358,411

                Charleston County, South Carolina, Charleston Public Facilities
                Corporation, Certificates of Participation, Series 1994B:
      240         6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                      6/04 at 102       AAA       260,606
       10         6.875%, 6/01/14                                                                6/04 at 102       AAA        10,697

      400       Board of Trustees of Coastal Carolina University, South Carolina,                6/04 at 102       AAA       428,780
                   Revenue Bonds, Series 1994, 6.800%, 6/01/19

    4,250       Georgetown County, South Carolina, Environmental Improvement Revenue            No Opt. Call      BBB+     4,241,713
                  Refunding Bonds, 2000 Series A (International Paper Company Project),
                  5.950%, 3/15/14

      200       Greenville Hospital System, Board of Trustees, Hospital Facilities Revenue      No Opt. Call       Aa3       200,810
                    Bonds (South Carolina), Series 1990, 6.000%, 5/01/20

      300       South Carolina Regional Housing Development Corporation, No 1                    7/02 at 102        Aa       307,467
                  Multifamily Revenue Refunding Bonds, Redwood Village Apartments,
                  Series A, 6.625%, 7/01/17

      500       South Carolina State Education Assistance Authority, Guaranteed Student          9/04 at 101         A       513,485
                    Loan Revenue and Refunding Bonds, 1994 Series, 6 .300%, 9/01/08
                  (Alternative Minimum Tax)

      250       South Carolina State Housing Authority, Homeownership Mortgage Purchase,         7/04 at 102        AA       253,558
                  Series A, 6.150%, 7/01/08

      225       South Carolina State Housing Finance and Development Authority, Mortgage         5/06 at 102       Aa2       226,258
                   Revenue Bonds, Series 1996A, 6 .350%, 7/01/25 (Alternative Minimum Tax)

              Portfolio of Investments
              Nuveen Flagship All-American Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                      Optional Call                          Market
Amount (000)     Description                                                        Provisions*       Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
                 South Carolina (continued)

$    1,000       South Carolina Housing Finance and Development Authority,          6/05 at 102          BBB+     $   1,024,250
                   Multifamily Housing Mortgage Revenue Bonds (United
                   Dominion - Hunting Ridge Apartments Project), Series 1995,
                   6.750%, 6/01/25 (Alternative Minimum Tax) (Mandatory put
                   6/01/10)

     1,250       South Carolina Housing Finance and Development Authority,         11/05 at 102           AA-         1,251,038
                   Multifamily Housing Revenue Refunding Bonds (Runaway Bay
                   Apartments Project), Series 1995, 6.125%, 12/01/15

     2,000       York County, South Carolina, Water and Sewer System               12/03 at 102           N/R         1,957,180
                  Revenue Bonds, Series 1995, 6.500%, 12/01/25
---------------------------------------------------------------------------------------------------------------------------------
                 South Dakota - 0.6%

     2,500       Education Loans Incorporated (South Dakota), Tax-Exempt            6/08 at 102            A2         2,314,000
                   Fixed Rate Student Loan Asset-Backed Callable Notes,
                   Subordinate Series 1998-1K, 5.600%, 6/01/20
---------------------------------------------------------------------------------------------------------------------------------
                 Tennessee - 5.2%

     4,325       The Health, Educational, and Housing Facilities Board              4/09 at 101          Baa1         3,674,304
                   of the County of Knox, Revenue Bonds, Series 1999
                   (University Health System, Inc), 5.625%, 4/01/24

     6,975       Memphis - Shelby County Airport Authority (Tennessee),             3/10 at 101           AAA         6,961,190
                   Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24
                   (Alternative Minimum Tax)

     2,860       The Health and Educational Facilities Board of the                 2/08 at 102            AA         2,614,698
                   Metropolitan Government of Nashville and
                   Davidson County, Tennessee, Multi-Modal
                   Interchangeable Rate, Health Facility Revenue Bonds
                   (Richland Place, Inc. Project), Series  1993, 5.500%,
                   5/01/23

     2,085       The Health, Educational, and Housing Facilities Board              8/07 at 105        N/R***         2,659,189
                   of the County of Shelby, Tennessee, ICF/MR Revenue
                   Bonds (Open Arms Developmental Centers), Series 1992A,
                   9.750%, 8/01/19 (Pre-refunded to 8/01/07)

     1,380       Industrial Development Board of the City of South Fulton,         10/05 at 102            A3         1,383,146
                   Tennessee, Inc., Industrial Development Revenue Bonds
                   (Tyson Foods, Inc. Project), Series 1995, 6.350%, 10/01/15
                   (Alternative Minimum Tax)

     1,500       Wilson County, Tennessee, Series 1994, Certificates of             6/04 at 102         A2***         1,587,990
                   Participation (Wilson County Educational Facilities
                   Corporation), 6.250%, 6/30/15 (Pre-refunded to 6/30/04)
---------------------------------------------------------------------------------------------------------------------------------
                 Texas - 10.9%

     7,000       Alliance Airport Authority, Inc. (Texas) Special                   4/06 at 102           BBB         6,863,430
                   Facilities Revenue Bonds, Series 1996 (Federal
                   Express Corporation Project), 6.375%, 4/01/21
                   (Alternative Minimum Tax)

     6,000       Brazos River Authority (Texas), Revenue Refunding                  4/09 at 101          Baa1         5,151,120
                   Bonds (Reliant Energy, Incorporated Project),
                   Series 1999A, 5.375%, 4/01/19

                 Gregg County (Texas), Health Facilities Development
                 Corporation, Hospital Revenue Bonds (Good Shepherd
                 Medical Center Project), Series 2000:
     3,250         6.375%, 10/01/25                                                10/10 at 101            AA         3,263,650
     3,000         6.375%, 10/01/29                                                10/10 at 101            AA         3,007,470

     2,500       Guadalupe - Blanco River Authority (Texas), Sewage                 5/09 at 101           AA-         2,276,650
                   and Solid Waste Disposal Facility Bonds (E.I. du
                   Pont de Nemours and Company Project), Series 1999,
                   5.500%, 5/01/29 (Alternative Minimum Tax)

     7,900       Gulf Coast Industrial Development Authority, Waste                 6/08 at 102          BBB-         6,507,704
                   Disposal Revenue Bonds (Valero Refining and Marketing
                   Company Project), Series 1997, 5.600%, 12/01/31
                   (Alternative Minimum Tax)

     5,250       Harlingen Consolidated Independent School District                 8/09 at 100           AAA         4,967,340
                   (Cameron County, Texas), Unlimited Tax School Building
                   Bonds, Series 1999, 5.500%, 8/15/26

     2,500       Lower Neches Valley Authority Industrial Development               3/08 at 101           AAA         2,271,350
                   Corporation (Texas), Refunding Revenue Bonds, Series
                   1998 (Mobil Oil Refining Corporation Project), 5.550%,
                   3/01/33

     2,000       North Central Texas Health Facilities Development                  2/06 at 102           BBB         1,816,320
                   Corporation, Health Facilities Development
                   Revenue Bonds (C.C. Young Memorial Home
                   Project), Series 1996, 6.375%, 2/15/20

     2,895       Port of Bay City Authority of Matagorda County, Texas,             5/06 at 102            A+         2,833,539
                   Revenue Bonds (Hoechst Celanese Corporation Project),
                   Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)

              Portfolio of Investments
              Nuveen Flagship All-American Municipal Bond Fund (continued) April 30, 2000

   Principal                                                                        Optional Call                          Market
Amount (000)           Description                                                    Provisions*      Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
                       Utah - 0.5%

$     2,000            Carbon County, Utah, Solid Waste Disposal Refunding            2/05 at 102          BB-      $   1,843,900
                         Revenue Bonds (Laidlaw Inc./ECDC Environmental, L.C.
                         Project), 1995 Series A, 7.500%, 2/01/10 (Alternative
                         Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                       Virginia - 2.0%

      2,000            Industrial Development Authority of the County of             No Opt. Call          AAA          2,143,180
                         Hanover (Virginia), Hospital Revenue Bonds,
                         Series 1995 (Memorial Regional Medical Center Project
                         at Hanover Medical Park) (Guaranteed by Bon Secours
                         Health System Obligated Group), 6.375%, 8/15/18

      3,850            Prince William County Park Authority (Virginia), Park         10/09 at 101           A3          3,740,503
                         Facilities Revenue Refunding and Improvement Bonds,
                         Series 1999, 6.000%, 10/15/28

      1,250            Southeastern Public Service Authority of Virginia,             7/03 at 102           A-          1,222,084
                         Senior Revenue Bonds, Series 1993 (Regional Solid
                         Waste System), 6.000%, 7/01/13
                         (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
                       Washington - 2.4%

      3,995            King County, Washington, Sewer Revenue Bonds,                  1/09 at 101          AAA          3,699,050
                          Series 1999, 5.375%, 1/01/23

      5,000            Port of Seattle (Washington), Special Facility Revenue         3/10 at 101          AAA          4,984,950
                          Bonds (Terminal 18 Project), Series B,
                          6. 000%, 9/01/20 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------------
$   383,754            Total Investments - (cost $357,813,299) - 97.2%                                                352,216,757
=================================================================================================================================

                       Other Assets Less Liabilities - 2.8%                                                            10,011,298
                       ----------------------------------------------------------------------------------------------------------

                       Net Assets - 100%                                                                            $ 362,228,055
                       ==========================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

      Portfolio of Investments
      Nuveen Flagship Intermediate Municipal Bond Fund
      April 30, 2000

    Principal                                                                                 Optional Call                  Market
 Amount (000)   Description                                                                     Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.8%

$   500         Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Series A          No Opt. Call       BBB    $  446,245
                   (Baxter County Regional Hospital), 5.000%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
                California - 2.8%

    555         La Mirada Redevelopment Agency (California), Community Facilities District     No Opt. Call       N/R       531,446
                 No. 89-1 (Civic Theatre Project), 1998 Refunding Special Tax Bonds
                 (Tax Increment Contribution), 5.200%, 10/01/06

  1,000         Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds           7/05 at 102      BBB-     1,040,110
                 (Procter & Gamble Project), 1995 Series, 6.200%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 6.8%

  2,300         E-470 Public Highway Authority, Capital Improvement Trust Fund Highway     8/05 at 95 29/32       Aaa     1,668,581
                 Revenue Bonds (E-470 Project), Senior Bonds, Arapahoe County, Colorado,
                0.000%, 8/31/06 (Pre-refunded to 8/31/05)

  1,000         Aurora Centretech Metropolitan District, Arapahoe County, Colorado,            12/06 at 102        A+       957,210
                 General Obligation Variable Rate Refunding Bonds, Series 1998C, 4.875%,
                 12/01/28 (Mandatory put 12/01/08)

    500         Colorado Health Facilities Authority, Revenue Bonds, Series 1995               12/05 at 102        A-       507,665
                 (Covenant Retirement Communities Inc.), 6.200%, 12/01/07

    685         Eagle County Air Terminal Corporation, Airport Terminal Project Revenue        No Opt. Call       N/R       685,192
                  Bonds, Series 1996, 6.750%, 5/01/06 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 Connecticut - 0.6%

    335         Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds      1/03 at 102       BBB       312,002
                 (Wheelabrator Lisbon Project), Series 1993A, 5.150%, 1/01/05
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Delaware - 0.9%

    500         Delaware Economic Development Authority, First Mortgage Revenue Bonds           5/07 at 102       BBB       485,090
                 (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
                 6.100%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------------
                 District of Columbia - 3.9%

  1,900         District of Columbia, General Obligation Refunding Bonds, Series A-1,          No Opt. Call       AAA     1,994,905
                 6.000%, 6/01/11

    205         District of Columbia, University Revenue Bonds (American University Issue),    10/06 at 101       AAA       206,095
                  Series 1996, 5.375%, 10/01/08
-----------------------------------------------------------------------------------------------------------------------------------
                Florida - 14.7%

    200         Alachua County Health Facilities Authority, Florida, Health Facilities         12/06 at 102       AAA       201,568
                 Revenue Bonds, Series 1996A (Shands Teaching Hospital and Clinics, Inc.
                 Project), 5.300%, 12/01/08

    300         Brevard County Housing Finance Authority (Florida), Multifamily Housing         2/06 at 101       AAA       323,265
                 Revenue Refunding Bonds (Windover Oaks and Windover Health Club
                 Apartments Projects), Series 1996A, 6.900%, 2/01/27 (Mandatory put
                 2/01/07)

    500         Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995,            No Opt. Call       AAA       540,955
                 6.200%, 10/01/10

    335         Dade County, Florida Special Obligation and Refunding Bonds, Series 1996B, 10/08 at 98 7/32       AAA       200,616
                 0.000%, 10/01/09

    500         Duval County School District, Florida, General Obligation Refunding Bonds,      8/02 at 102       AAA       518,615
                 Series 1992, 6.300%, 8/01/08

    145         Escambia County Housing Finance Authority (Florida), Single Family Mortgage     4/07 at 102       Aaa       145,825
                 Revenue Bonds, Series 1997A (Multi County Program), 5.500%, 4/01/08
                 (Alternative Minimum Tax)

    200         Escambia County, Florida, Pollution Control Refunding Revenue Bonds            11/02 at 102      Baa1       209,000
                 (Champion International Project), Series 1992, 6.950%, 11/01/07

    175         Florida Housing Finance Agency, Single Family Mortgage Revenue Refunding       No Opt. Call       AAA       178,442
                  Bonds, Series 1995A, 6.000%, 1/01/04 (Alternative Minimum Tax)

   Principal                                                                                   Optional Call                  Market
Amount (000)     Description                                                                     Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                 Florida (continued)

$    500         State of Florida, Full Faith and Credit, Broward County Expressway Authority   No Opt. Call       AA+    $  645,720
                  Bonds, Series of 1984, 9.875%, 7/01/09

     125         Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,          No Opt. Call       AAA       128,799
                    City of Orlando, Florida, Series 1997, 5.750%, 10/01/10
                  (Alternative Minimum Tax)

     405         City of Gulf Breeze (Florida), Local Government Loan Program Revenue Bonds,    12/06 at 101       AAA       412,363
                   Remarketed Series 1985B, 5.600%, 12/01/15 (Mandatory put 12/01/07)

     145         School District of Gulf County, Florida, Sales Tax Revenue Bonds, Series        6/07 at 101        AA       143,346
                  1997, 5.200%, 6/01/08

     200         Halifax Hospital Medical Center (Daytona Beach, Florida), Health Care          No Opt. Call         A       182,452
                  Facilities Revenue Bonds (Halifax Management System, Inc. Project),
                   1998 Series A, 4.600%, 4/01/08

     150         Indian Trace Community Development District (Broward County, Florida),          5/05 at 102       AAA       153,578
                     Water Management Special Benefit Refunding Bonds, Series 1995A, 5.500%,
                  5/01/06

     165         Jacksonville Health Facilities Authority (Florida), Tax Exempt Industrial      No Opt. Call      Baa2       161,693
                  Development Revenue Bonds (National Benevolent Association - Cypress Village
                    Florida Project), Series 1996A, 5.850%, 12/01/06

     400            Lee County, Florida, Capital Refunding Revenue Bonds, Series 1997A, 5.750%  No Opt. Call       AAA       418,228
                  10/01/11

     250         Hospital Board of Directors of Lee County, Florida, Hospital Revenue Bonds      4/07 at 102       AAA       253,435
                  (Lee Memorial Health System), Fixed Rate Hospital Revenue Bonds, 1997
                  Series A, 5.400%, 4/01/09

     250         Lee County Industrial Development Authority (Florida), Utility System          11/06 at 101       AAA       253,300
                     Revenue Bonds, Series 1996 (Bonita Springs Utilities Project), 5.450%,
                  11/01/07 (Alternative Minimum Tax)

     200         City of Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg           7/06 at 102         A       198,754
                    Regional Medical Center Project), Series 1996A, 5.600%, 7/01/08

     125         City of Lynn Haven, Florida, Special Project Revenue Bonds, Series 1996,       No Opt. Call       AAA       125,609
                  5.250%, 10/01/05 (Alternative Minimum Tax)

     250         Martin County, Florida, Special Assessment Bonds, Series 1995 (Tropical         5/00 at 100     A2***       250,023
                    Farms Water and Sewer Special Assessment District), 5.600%, 11/01/05
                  (Pre-refunded to 5/01/00)

     295         Orange County Housing Finance Authority, Single Family Mortgage Revenue         9/07 at 102       AAA       296,870
                  Bonds (GNMA and FNMA Mortgage Backed Securities Program), Series 1997B,
                  5.400%, 9/01/09 (Alternative  Minimum Tax)

     100         City of Pembroke Pines, Florida, Special Assessment Bonds, No. 94-1,           No Opt. Call        A3       101,815
                  5.750%, 11/01/05

     500         Housing Finance Authority of Polk County (Florida), Multifamily Housing         7/05 at 101       AAA       498,485
                     Revenue Bonds (Winter Oaks Apartments Project), Series 1997A, 5.250%,
                  7/01/22 (Mandatory put 7/01/07)

   1,000         Sanford Airport Authority (Florida), Industrial Development Revenue Bonds      No Opt. Call       N/R     1,035,040
                  (Central Florida Terminals Inc. Project), Series 1995A, 7.500%, 5/01/06
                  (Alternative Minimum Tax)

     250         Sanford Airport Authority (Florida), Industrial Development Revenue Bonds      No Opt. Call       N/R       250,208
                  (Central Florida Terminals Inc. Project), Series 1997C, 6.750%, 5/01/05

     200         Sarasota County Health Facilities Authority (Florida), Health Facilities       No Opt. Call       N/R       195,194
                  Revenue Refunding Bonds, Series 1995 (Sunnyside Properties Project),
                  5.500%, 5/15/05

     250         City of Tampa, Florida, Health System Revenue Bonds, Catholic Health East      No Opt. Call       AAA       252,135
                   Issue, Series 1998A-1, 5.500%, 11/15/12
------------------------------------------------------------------------------------------------------------------------------------
                 Illinois - 12.1%

   2,000         Community Unit School District Number 100, Boone, McHenry, and DeKalb          No Opt. Call       Aaa       920,680
                  Counties, Illinois (Belvidere), Capital Appreciation School Bonds,
                  0.000%, 12/01/13

   2,000         City of Chicago (Illinois), General Obligation Bonds (City Colleges of         No Opt. Call       AAA       915,100
                    Chicago Capital Improvement Project), Series 1999, 0.000%, 1/01/14

     500         City of Chicago, Chicago-OHare International Airport, Special Facilities       No Opt. Call      Baa2       450,925
                  Revenue Refunding Bonds (United Air Lines, Inc. Project), Series 1999A,
                  5.200%, 4/01/11 (Alternative Minimum Tax)

   1,000         Illinois Development Finance Authority, Adjustable Rate Solid Waste            No Opt. Call       BBB       837,110
                  Disposal Revenue Bonds (Waste Management, Inc. Project), Series 1997,
                  5.050%, 1/01/10 (Alternative Minimum Tax)

     225         Illinois Development Finance Authority, Economic Development Revenue Bonds,     8/08 at 100      Baa2       214,659
                    Series 1998 (The Latin School of Chicago Project), 5.250%, 8/01/09

   1,000         Illinois Health Facilities Authority, Revenue Bonds, Series 1996               No Opt. Call       BBB     1,000,610
                    (Mercy Hospital and Medical Center Project), 6.000%, 1/01/06

      Portfolio of Investments
      Nuveen Flagship Intermediate Municipal Bond Fund (continued)
      April 30, 2000

   Principal                                                                                 Optional Call                 Market
Amount (000)   Description                                                                     Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

               Illinois Health Facilities Authority, Revenue Bonds, Series 1998
                  (Centegra Health System):
 $    500         5.500%, 9/01/09                                                              9/08 at 101        A-   $  475,925
      500         5.500%, 9/01/10                                                              9/08 at 101        A-      470,795

    1,000      Illinois Health Facilities Authority, Revenue Refunding Bonds, Series
                    1998 (The Methodist Medical Center of Illinois), 5.500%, 11/15/12         11/08 at 101       AAA      993,260

      500      Illinois Health Facilities Authority, Revenue Bonds (Victory Health
                   Service), Series 1997A, 5.750%, 8/15/08                                     8/07 at 101        A-      487,890
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 0.9%

      500      Indiana Bond Bank, Special Program Bonds, Series 1997B (Hendricks County        2/07 at 102       AA-      506,030
                    Redevelopment Authority, Pittboro Project), 5.750%, 2/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Kansas - 0.8%

      420      Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds (Barrington         2/03 at 102        AA      429,652
                    Park Apartments Project), Series 1993A, 6.200%, 2/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 1.8%

    1,000      City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds           No Opt. Call      Baa2      987,020
                  (Ashland Inc. Project), Series 1999, 5.700%, 11/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.5%

      265      Louisiana Public Facilities Authority, Student Loan Revenue Bonds, Series       9/02 at 102       Aaa      274,060
                  1992A-2, 6.600%, 3/01/03 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.9%

      500      Maryland Health and Higher Educational Facilities Authority, Refunding          1/07 at 102        A-      496,440
                    Revenue Bonds, Pickersgill Issue, Series 1997A, 5.750%, 1/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 2.1%

    1,000      Massachusetts Health and Educational Facilities Authority, Revenue Bonds,       7/08 at 101         A      942,320
                    Massachusetts Eye and Ear Infirmary Issue, Series B, 5.250%, 7/01/10

      265      Massachusetts Health and Educational Facilities Authority, Revenue Bonds        7/09 at 101      Baa3      242,305
                    (Lasell College Issue), Series A, 5.100%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 3.9%

    1,000      Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds    No Opt. Call       BBB      985,840
                     (Gratiot Community Hospital, Alma, Michigan), Series 1995, 6.100%,
                  10/01/07

    1,000      Michigan State Hospital Finance Authority, Hospital Revenue and Refunding      No Opt. Call       Aaa    1,018,500
                  Bonds (Genesys Regional Medical Center Obligated Group), Series 1998A,
                  5.500%, 10/01/08

      215      Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark Retirement    No Opt. Call      BBB+      196,043
                  Community Inc. Project), Series 1998, 4.900%, 6/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 1.6%

    1,000      Housing and Redevelopment Authority of the City of Saint Paul, Minnesota       No Opt. Call      BBB+      905,380
                  Health Care Revenue Bonds (Regions Hospital Project), Series 1998,
                  5.000%, 5/15/09
------------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.8%

      500      Perry County (Mississippi), Pollution Control Refunding Revenue Bonds           3/12 at 100      Baa2      454,390
                    (Leaf River Forest Project), Series 1999, 5.200%, 10/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Missouri - 2.8%

    1,000      The Industrial Development Authority of the City of Kansas City, Missouri,     11/08 at 102       N/R      893,630
                  Retirement Facility Refunding and Improvement Revenue Bonds, Series 1998A
                   (Kingswood Project), 5.375%, 11/15/09

      300      Health and Educational Facilities Authority of the State of Missouri,           2/07 at 102       N/R      285,462
                    Bonds (Lutheran Senior Services), Series 1997, 5 .550%, 2/01/09

      350      The Industrial Development Authority of the City of St. Louis, Missouri,       12/02 at 102       N/R      362,264
                  Refunding Bonds (Kiel Center Multipurpose Arena Project), Series 1992,
                  7.625%, 12/01/09 (Alternative Minimum Tax)

   Principal                                                                                Optional Call                   Market
Amount (000)   Description                                                                    Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
              Nebraska - 3.3%

$   1,000     American Public Energy Agency, Gas Supply Revenue Bonds (Nebraska              No Opt. Call       AAA    $  8 64,210
                Public Gas Agency - Western A Project), 1999 Series A, 4.375%,
                6/01/10

    1,000     Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan              No Opt. Call       N/R       9 56,340
                Utility District Project), Series 1997B, 5.700%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
              New Jersey - 2.5%

    1,000     The Gloucester County Improvement Authority, New Jersey, Solid Waste           No Opt. Call       BBB     1,0 00,600
                Resource Recovery Revenue Refunding Bonds (Waste Management, Inc.
                Project), Series 1999B, 7.000%, 12/01/29 (Alternative Minimum Tax)
                (Mandatory put 12/01/09)

      380     New Jersey Economic Development Authority, Insured Revenue Bonds               No Opt. Call       AAA       3 87,102
                (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05
------------------------------------------------------------------------------------------------------------------------------------
              New Mexico - 0.1%

       80     New Mexico Educational Assistance Foundation, Student Loan Revenue             No Opt. Call       Aaa         82,269
                Bonds, Senior 1992 Series One-A, 6.300%, 12/01/02 (Alternative
                Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              New York - 8.1%

      500     Albany Housing Authority, City of Albany, New York, Limited Obligation         10/05 at 102      Baa1       4 97,930
              Bonds, Series 1995, 5.700%, 10/01/06

      300     The City of New York, General Obligation Bonds, Fiscal 1997 Series B,      8/06 at 101  1/2        A-        306,885
                5.700%, 8/15/07

      410     The City of New York General Obligation Bonds, Fiscal 1993 Series F,            2/05 at 101     A-***        435,990
                6.375%, 2/15/06 (Pre-refunded to 2/15/05)

      290     The City of New York, General Obligation Bonds, Fiscal 1995 Series F,           2/05 at 101        A-       30 5,219
                6.375%, 2/15/06

      750     New York State Housing Finance Agency, Health Facilities Revenue Bonds          No Opt.Call        A-       76 9,928
                (New York City), 1996 Series A Refunding, 6.000%, 5/01/06

       85     New York State Thruway Authority, Highway and Bridge Trust Fund Bonds,          4/08 at 101       AAA        8 6,066
                Series 1998A, 5.500%, 4/01/11

    1,000     The Port Authority of New York and New Jersey, Special Project Bonds,           No Opt.Call       N/R     1,03 7,640
                Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                Minimum Tax)

    1,000     The Port Authority of New York and New Jersey, Special Project Bonds,           No Opt. Call      AAA     1 ,078,290
                Series 6, JFK International Air Terminal LLC Project, 6.250%, 12/01/10
                (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              Ohio - 4.8%

              Cleveland-Cuyahoga County Port Authority, Subordinate
                Refunding Revenue Bonds, Series 1997 (Rock and Roll Hall
                of Fame and Museum Project):
      360     5.750%, 12/01/07                                                                No Opt. Call       N/R       359,651
      425     5.850%, 12/01/08                                                                No Opt. Call       N/R       426,594

    1,000     City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988          No Opt. Call      BBB     1, 006,510
                Series C (Emery Air Freight Corporation and Emery Worldwide Airlines,
                Inc. - Guarantors), 6.050%, 10/01/09

      900     Miami County, Ohio, Hospital Facilities Revenue Refunding and Improvement       No Opt. Call      BBB        890,154
                Bonds (Upper Valley Medical Center), Series 1996C, 6.000%, 5/15/06
------------------------------------------------------------------------------------------------------------------------------------
              Pennsylvania - 5.7%

    1,250     County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,             No Opt. Call      AAA      1,273,850
                Series 1997A (Pittsburgh International Airport), 5.750%, 1/01/12
                (Alternative Minimum Tax)

              Pennsylvania Higher Educational Facilities Authority
                (Commonwealth of Pennsylvania), Geneva College Revenue
                Bonds, Series of 1998:
      470       4.900%, 4/01/07                                                               No Opt. Call     BBB-        444,263
      495       4.950%, 4/01/08                                                               No Opt. Call     BBB-        465,429

    1,500     Municipal Authority of Westmoreland County (Westmoreland County,                No Opt. Call      AAA      1,016,055
                Pennsylvania), Municipal Service Revenue Bonds, Series of 1995A,
                0.000%, 8/15/07
------------------------------------------------------------------------------------------------------------------------------------
              South Carolina - 0.3%

      160     City of Myrtle Beach, South Carolina, Myrtle Beach Public Facilities            No Opt. Call    A3***        163,187
                Corporation, Certificates of Participation (City of Myrtle Beach
                Convention Center Project), Series 1992, 6.750%, 7/01/02

Portfolio of Investments
Nuveen Flagship Intermediate Municipal Bond Fund (continued) April 30, 2000


   Principal                                                                                  Optional Call                  Market
Amount (000)    Description                                                                     Provisions*   Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.6%

$        500    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities        No Opt. Call         BBB  $  465,920
                  Revenue Bonds, Refunding Series 1997 (Federal Express Corporation),
                  5.350%, 9/01/12

         500    The Industrial Development Board of the Metropolitan Government of             No Opt. Call         N/R     435,780
                  Nashville and Davidson County (Tennessee), Industrial Development
                  Revenue Refunding and Improvement Bonds (Osco Treatment Systems, Inc.
                  Project), Series 1993, 6.000%, 5/01/03 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Texas - 8.5%

       1,000    Alliance Airport Authority, Inc. (Texas), Special Facilities Revenue           No Opt. Call        Baa1   1,079,990
                  Bonds, Series 1991 (American Airlines, Inc. Project), 7.000%,
                  12/01/11 (Alternative Minimum Tax)

         345    Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding        No Opt. Call         Aaa     354,398
                  Bonds, Series 1993A-1, 6.200%, 12/01/02 (Alternative Minimum Tax)

       3,000    Goose Creek Consolidated Independent School District, Texas, Unlimited         No Opt. Call         AAA   1,856,580
                  Tax Refunding Bonds, Series 1993, 0.000%, 2/15/09

         535    Texas Department of Housing and Community Affairs, Multifamily Housing         No Opt. Call           A     543,207
                  Revenue Bonds (NHP - Foundation - Asmara Project), Series 1996A, 5.800%,
                  1/01/06

       1,000    Tomball Hospital Authority (Texas), Hospital Revenue Bonds, Series 1999,       No Opt. Call        Baa2     929,840
                  Tomball Regional Hospital, 5.500%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

         290    Salt Lake County, Utah, College Revenue Bonds (Westminster College of          10/07 at 101         BBB     275,570
                  Salt Lake City Project), Series 1997, 5.200%, 10/01/09
-----------------------------------------------------------------------------------------------------------------------------------
                Virgin Islands - 2.7%

         585    Virgin Islands Port Authority, Airport Revenue Bonds, Refunding Series          9/02 at 101         BBB     549,297
                  1998A, 4.500%, 9/01/05

       1,000    Virgin Islands Water and Power Authority, Electric System Revenue and           7/08 at 101         N/R     969,840
                  Refunding Bonds, 1998 Series, 5.250%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.8%

         500    Pocahontas Parkway Association, Route 895 Connector Toll Road Revenue          No Opt. Call        BBB-     477,060
                  Bonds, Senior Current Interest, Series 1998A, 5 .250%, 8/15/07

         555    Prince William County Park Authority (Virginia), Park Facilities Revenue       10/09 at 101          A3     542,007
                  Refunding and Improvement Bonds, Series 1999, 5 .375%, 10/15/11
----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.2%

         750    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,          10/07 at 101         BBB     696,570
                  Series 1998 (Carroll College, Inc. Project), 5.000%, 10/01/09
-----------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.4%

         200    State of Wyoming, Farm Loan Board, Capital Facilities Refunding Revenue        10/02 at 102         AA-     206,361
                  Bonds, Series 1992, 6.100%, 10/01/06
-----------------------------------------------------------------------------------------------------------------------------------
$     61,250    Total Investments - (cost $57,149,069) - 100.2%                                                          56,092,746
-----------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.2)%                                                                     (103,386)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $55,989,360
                -------------------------------------------------------------------------------------------------------------------

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S Government agency securities which ensures the timely payment of principal and interest Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund
April 30, 2000


   Principal                                                                                     Optional Call                Market
Amount (000)    Description                                                                        Provisions*  Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.3%

$      1,250    Alaska Student Loan Corporation, Student Loan Revenue Bonds, 1997                 No Opt. Call        AAA $1,234,663
                  Series A, 5.200%, 7/01/06 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

         250    Arizona Educational Loan Marketing Corporation, Educational Loan Revenue          No Opt. Call        Aa2    255,458
                  Bonds, 6.125%, 9/01/02 (Alternative Minimum Tax)

       2,000    City of Tucson, Arizona, General Obligation Refunding Bonds, Series               No Opt. Call        AAA  2,038,700
                  1995, 5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
                California - 6.8%

       7,250    California Higher Education Loan Authority, Inc., Student Loan Revenue            No Opt. Call         A2  7,414,503
                  Refunding Bonds, Subordinate 1994 Series D, 6.500%, 6/01/05
                  (Alternative Minimum Tax)

                California Statewide Communities Development Authority,
                Refunding Certificates of Participation (Rio Bravo Fresno
                Project), 1999 Series A:
       3,000      5.400%, 12/01/00                                                                No Opt. Call        N/R  2,993,340
       3,000      5.450%, 12/01/01                                                                No Opt. Call        N/R  2,974,260
       2,000      5.550%, 12/01/02                                                                No Opt. Call        N/R  1,965,860
       2,000      5.600%, 12/01/03                                                                No Opt. Call        N/R  1,951,680

       5,000    California Statewide Communities Development Authority, Multifamily               No Opt. Call       BBB+  4,846,350
                  Housing Refunding Bonds (Archstone Oakridge Apartments), Issue 1999E,
                  Archstone Communities Trust, 5.300%, 6/01/29 (Mandatory put 6/01/08)

       4,380    Central Joint Powers Health Financing Authority, Certificates of                  No Opt. Call       Baa1  4,310,708
                  Participation, Series 1993 (Community Hospital of Central California),
                  5.250%, 2/01/04

       1,250    Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of the Pacific        No Opt. Call        BBB  1,258,488
                  Project), 1995 Series A, 5.750%, 7/01/05

                Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
                (Procter & Gamble Project), 1995 Series:
       1,000      5.900%, 7/01/02                                                                 No Opt. Call       BBB-  1,015,550
         500      6.000%, 7/01/03                                                                 No Opt. Call       BBB-    510,865
         500      7.000%, 7/01/04                                                                 No Opt. Call       BBB-    530,355

       1,500    Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A               No Opt. Call         A2  1,522,410
                  (Community Correctional Facility Acquisition Project), 5.500%, 1/01/06
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.2%

       9,000    E-470 Public Highway Authority, Arapahoe County, Colorado, Capital            8/05 at 95 29/32        Aaa  6,529,230
                  Improvement Trust Fund Highway Revenue Bonds (E-470 Project),
                  Senior Bonds, 0.000%, 8/31/06 (Pre-refunded to 8/31/05S

         400    City of Arvada, Colorado, Limited Sales and Use Tax Revenue Bonds, Series         No Opt. Call     N/R***    400,696
                  1991, 6.400%, 6/01/00

       2,115    Colorado Health Facilities Authority, Revenue Bonds, Series 1995                  No Opt. Call         A-  2,106,032
                  (Covenant Retirement Communities Inc.), 5.650%, 12/01/04

                Colorado Housing and Finance Authority, Single-Family
                Housing Revenue Refunding Bonds, 1991 Series A:
       1,515      0.000%, 11/01/01                                                                No Opt. Call        Aa1  1,378,483
       3,515      0.000%, 11/01/02                                                                No Opt. Call        Aa1  3,007,786

       6,475    City and County of Denver, Colorado, Airport System Revenue Bonds,                No Opt. Call        AAA  6,623,925
                  Series 1996B, 5.750%, 11/15/04 (Alternative Minimum Tax)

       1,065    Eagle County Air Terminal Corporation, Airport Terminal Project Revenue           No Opt. Call        N/R  1,065,298
                  Bonds, Series 1996, 6.750%, 5/01/06 (Alternative Minimum Tax)

         500    Hyland Hills Metropolitan Park and Recreation District, Adams County,             No Opt. Call        N/R    501,340
                  Colorado Special Revenue Refunding and Improvement Bonds, Series 1996A,
                  5.400%, 12/15/00

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                                     Optional Call                Market
Amount (000)    Description                                                                        Provisions*  Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado (continued)

$      3,500    Metropolitan Football Stadium District (Colorado), Sales Tax Revenue Bonds,       No Opt. Call        AAA $2,174,970
                  Series 1999A, 0.000%, 1/01/09

------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 3.4%

       1,000    City of Bridgeport, Connecticut, General Obligation Refunding Bonds, 1996         No Opt. Call        AAA  1,041,780
                  Series A, 6.000%, 9/01/05

       2,200    State of Connecticut Health and Educational Facilities Authority, Revenue         No Opt. Call       BBB-  2,205,808
                  Bonds, Quinnipiac College Issue, Series D, 5.625%, 7/01/03

       1,000    State of Connecticut Health and Educational Facilities Authority, Revenue         No Opt. Call        BBB    945,770
                  Bonds, Hospital for Special Care Issue, Series B, 5.125%, 7/01/07

                Connecticut Development Authority, First Mortgage Gross Revenue Health
                Care Project Refunding Bonds (Church Homes, Inc., Congregational
                Avery Heights Project), 1997 Series:
         780      5.100%, 4/01/04                                                                 No Opt. Call        BBB    760,430
       1,100      5.200%, 4/01/05                                                                 No Opt. Call        BBB  1,066,582
       1,135      5.300%, 4/01/06                                                                 No Opt. Call        BBB  1,094,889

         410    City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992,          No Opt. Call        AAA    431,623
                9.250%, 3/01/02

       5,000    Housing Authority of the City of Stamford (Connecticut), Multifamily              No Opt. Call         A3  4,531,700
                  Housing Revenue Refunding Bonds (The Fairfield Apartments Project),
                  Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08)

       3,775    West Haven Housing Authority (Connecticut), Multifamily Housing Revenue            1/01 at 100        N/R  3,778,586
                  Bonds, Series 1998B (Meadows Landing Apartments), 6.000%, 1/01/02
                  (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.6%

         240    North Springs Improvement District (Broward County, Florida), Water               No Opt. Call        N/R    243,427
                  and Sewer Revenue Bonds, Series 1991, 7.900%, 10/01/01

       4,940    Housing Finance Authority of Polk County (Florida), Multifamily Housing            7/05 at 101        AAA  4,925,032
                  Revenue Bonds (Winter Oaks Apartments Project), Series 1997A, 5.250%,
                  7/01/22 (Mandatory put 7/01/07)

       2,080    Sanford Airport Authority (Florida), Industrial Development Revenue Bonds         No Opt. Call        N/R  2,128,339
                  (Central Florida Terminals Inc. Project), Series 1995A, 7.300%, 5/01/04
                  (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.7%

       3,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds, Series      No Opt. Call        AAA  3,199,110
                  1996, 6.500%, 1/01/06

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 2.5%

       1,600    Village of Channahon, Illinois, Revenue Refunding Bonds, Series 1999              No Opt. Call       BBB+  1,544,336
                  (Morris Hospital), 5.000%, 12/01/04

         970    Illinois Health Facilities Authority, Revenue Refunding Bonds, Galesburg          No Opt. Call         AA    970,058
                  Cottage Hospital, 5.400%, 5/01/00

         390    Illinois Health Facilities Authority, Revenue Bonds, Series 1996 (Mercy           No Opt. Call        BBB    392,243
                  Hospital and Medical Center Project), 5.600%, 1/01/02

       1,500    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1996B       No Opt. Call         A-  1,461,795
                  (Sarah Bush Lincoln Health Center), 5.500%, 2/15/06

                Illinois Health Facilities Authority, Revenue Bonds (Victory Health
                  Service), Series 1997A:
         945      5.000%, 8/15/05                                                                 No Opt. Call         A-    899,895
         995      5.000%, 8/15/06                                                                 No Opt. Call         A-    935,161
       1,045      5.750%, 8/15/07                                                                 No Opt. Call         A-  1,023,912
         605      5.750%, 8/15/08                                                                  8/07 at 101         A-    590,347

       3,000    State of Illinois, General Obligation Bonds, Series of March 1992                 10/02 at 102         AA  3,130,500
                  (Full Faith and Credit), 6.200%, 10/01/04

         555    Village of Romeoville, Will County, Illinois, General Obligation                  No Opt. Call         A3    560,178
                  Refunding Bonds (Alternate Revenue Source), Series 1991-B, 7.850%, 1/01/01


   Principal                                                                              Optional Call                       Market
Amount (000)    Description                                                                 Provisions*      Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.4%

                City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998
                  (Greencroft Obligated Group):
$        715      5.150%, 8/15/05                                                          No Opt. Call            N/R   $   674,452
         790      5.250%, 8/15/07                                                          No Opt. Call            N/R       728,333
         680      5.300%, 8/15/08                                                          No Opt. Call            N/R       619,514
         775      5.350%, 8/15/09                                                           8/08 at 101            N/R       697,368

                Indiana Bond Bank, Special Program Bonds, Series 1997B
                  (Hendricks County Redevelopment Authority, Pittboro
                  Project):
       1,525      5.250%, 2/01/03                                                          No Opt. Call            AA-     1,524,680
       1,075      5.400%, 2/01/04                                                          No Opt. Call            AA-     1,077,258

       1,250    Valparaiso Multi-School Building Corporation (Porter County,               No Opt. Call            AAA     1,270,478
                  Indiana), First Mortgage Bonds, Series 1992, 6.100%, 7/01/01

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.3%

                Iowa Student Loan Liquidity Corporation, Iowa Partnership Loan
                  Revenue Bonds, 1992 Series:
         325      6.000%, 7/01/00 (Alternative Minimum Tax)                                No Opt. Call              A       325,689
         600      6.100%, 7/01/01 (Alternative Minimum Tax)                                No Opt. Call              A       607,056
         650      6.200%, 7/01/02 (Alternative Minimum Tax)                                No Opt. Call              A       662,305

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 7.6%

       3,180    County of Christian, Kentucky, Hospital Revenue and Refunding Bonds,       No Opt. Call             A-     3,118,690
                  Series 1997A, Jennie Stuart Medical Center, 5 .500%, 7/01/06

                City of Jeffersontown, Kentucky, Public Projects Refunding and
                  Improvements Bonds, Certificates of Participation:
         235      4.650%, 11/01/02                                                         No Opt. Call             A3       232,815
         520      4.750%, 11/01/03                                                         No Opt. Call             A3       513,479

         475    Kenton County Water District No. 1, Water District Revenue Bonds,          No Opt. Call            AAA       483,503
                  Series 1995B, 5.600%, 2/01/03

                Kentucky Development Finance Authority, Sisters of
                  Charity of Nazareth Health Corporation, Revenue
                  Refunding Bonds, Series 1991:
       1,330      6.000%, 11/01/01                                                         No Opt. Call           A1**     1,354,326
       2,720      6.600%, 11/01/06 (Pre-refunded to 11/01/01)                              11/01 at 102           A1**     2,843,923

                Kentucky Economic Development Finance Authority, Hospital System
                  Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
                  Regional Healthcare, Inc. Project):
       2,670      5.300%, 10/01/05                                                         No Opt. Call            N/R     2,330,857
       1,315      5.400%, 10/01/06                                                         No Opt. Call            N/R     1,116,238

       1,460    Kentucky Higher Education Student Loan Corporation, Insured Student        No Opt. Call            Aaa     1,526,634
                  Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
                  (Alternative Minimum Tax)

                Kentucky Infrastructure Authority, Governmental Agencies
                  Program Revenue and Revenue Refunding Bonds, 1995
                  Series H:
       1,945      5.300%, 8/01/03                                                          No Opt. Call            AA-     1,962,486
       1,000      5.500%, 8/01/05                                                          No Opt. Call            AA-     1,018,390

       1,000    The Turnpike Authority of Kentucky, Resource Recovery Road,                No Opt. Call             A+     1,194,680
                  Revenue Refunding Bonds, 1985 Series A, 9.625%, 7/01/05

                Regional Airport Authority of Louisville and Jefferson
                  County, Kentucky, Airport System Revenue Bonds, 1997
                  Series A:
       1,375      5.750%, 7/01/00 (Alternative Minimum Tax)                                No Opt. Call            AAA     1,377,970
         455      5.750%, 7/01/01 (Alternative Minimum Tax)                                No Opt. Call            AAA       459,664
       1,535      5.750%, 7/01/02 (Alternative Minimum Tax)                                No Opt. Call            AAA     1,558,793

       2,000    Regional Airport Authority of Louisville and Jefferson County,             No Opt. Call           Baa3     1,862,840
                  Kentucky, Special Facilities Revenue Bonds, 1999 Series A
                  (Airis Louisville, L.L.C. Project), 5.000%, 3/01/09

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                              Optional Call                       Market
Amount (000)    Description                                                                 Provisions*     Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky (continued)

$      3,225    Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of          No Opt. Call            Aa     $3,263,507
                  Cities Funding Program), Series 1993A, 5.625%, 3/01/03

      10,800    City of Owensboro, Kentucky, Electric Light and Power System Revenue       No Opt. Call           AAA      8,927,172
                  Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.3%

       6,000    Parish of East Baton Rouge, State of Louisiana, Industrial Pollution       No Opt. Call           BBB      5,992,500
                  Control Refunding Revenue Bonds (Hoechst Celanese Corporation
                  Project), Series 1993, 5.400%, 12/01/02

         750    Louisiana Public Facilities Authority, Hospital Revenue Bonds              No Opt. Call         A3***        772,238
                  (Woman's Hospital Foundation Project), Series 1992, 6.750%,
                  10/01/02

       2,500    Louisiana Offshore Terminal Authority, Deepwater Port Refunding            No Opt. Call             A      2,550,300
                  Revenue Bonds (LOOP Inc. Project), First Stage Series 1992B,
                  6.100%, 9/01/02

         770    Office Facilities Corporation (A Louisiana Non Profit Corporation),        No Opt. Call          BBB+        782,374
                  Capital Facilities Bonds (Statewide Lease/Purchase Program), Series
                  1990, 7.350%, 12/01/00

         300    Ouachita Parish (Louisiana), Hospital Service District No. 1 Revenue       No Opt. Call          A***        301,368
                  Bonds (Glenwood Regional Medical Center), Series 1991, 7.250%,
                  7/01/00

       5,000    St. Charles Parish, State of Louisiana, Pollution Control Revenue          No Opt. Call          BBB-      4,886,750
                  Refunding Bonds (Entergy Louisiana, Inc. Project), Series 1999C,
                  5.350%, 10/01/29 (Mandatory put 10/01/03)

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.2%

         845    Maine Educational Loan Marketing Corporation, Student Loan Revenue          5/02 at 101             A        857,869
                  Refunding Bonds, Subordinate Series 1992A-2, 6.600%, 5/01/05
                  (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.3%

                Maryland Energy Financing Administration, Limited Obligation Solid
                  Waste Disposal Revenue Bonds (Wheelabrator Water Technologies
                  Baltimore L.L.C. Projects), 1996 Series:
       2,280      5.650%, 12/01/03 (Alternative Minimum Tax)                               No Opt. Call            A-      2,293,087
       1,000      5.850%, 12/01/05 (Alternative Minimum Tax)                               No Opt. Call            A-      1,011,320

       2,400    Northeast Maryland Waste Disposal Authority, Resource Recovery             No Opt. Call           AAA      2,566,056
                  Revenue Refunding Bonds, (Southwest Resource Recovery Facility),
                  Series 1993, 7.150%, 1/01/04

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.8%

         265    City of Brockton, Massachusetts, General Obligation Bonds, 5.350%,         No Opt. Call           Aa3        265,270
                  6/15/00

                Massachusetts Educational Financing Authority, Education Loan
                  Revenue Bonds, Issue E, Series 1995:
         725      5.500%, 7/01/01 (Alternative Minimum Tax)                                No Opt. Call           AAA        729,568
       2,225      5.700%, 7/01/04 (Alternative Minimum Tax)                                No Opt. Call           AAA      2,252,368

                Massachusetts Educational Financing Authority, Education Loan
                  Revenue Bonds, Issue E, Series 1997B:
       1,860      5.250%, 7/01/06 (Alternative Minimum Tax)                                No Opt. Call           AAA      1,848,728
       2,615      5.350%, 7/01/07 (Alternative Minimum Tax)                                 7/06 at 102           AAA      2,606,318

       1,500    Massachusetts Health and Educational Facilities Authority, Revenue         No Opt. Call           AA-      1,401,735
                  Bonds, Partners Health Care System Issue, Series B, 5.000%,
                  7/01/09

                City of New Bedford, Massachusetts, General Obligation Landfill
                  Closure Bonds, Series 1993:
         600      5.400%, 3/01/01                                                          No Opt. Call          Baa3        603,810
         600      5.500%, 3/01/02                                                          No Opt. Call          Baa3        603,726

       2,500    The New England Education Loan Marketing Corporation, Student Loan         No Opt. Call           Aa2      2,527,525
                  Refunding Bonds, 1993 Series E, 5.625%, 7/01/04 (Alternative
                  Minimum Tax)

         250    City of Springfield, Massachusetts, General Obligation School              No Opt. Call          Baa3        254,633
                  Project Loan, Act of 1948 Bonds, Series B, 6.100%, 9/01/02


   Principal                                                                              Optional Call                       Market
Amount (000)    Description                                                                 Provisions*     Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.8%

                City of Detroit, Michigan, Convention Facility Limited
                  Tax Revenue Refunding Bonds (Cobo Hall Expansion
                  Project), Series 1993:
   $   6,980      5.250%, 9/30/06                                                          No Opt. Call           AAA     $7,004,221
       3,200      5.250%, 9/30/07                                                          No Opt. Call           AAA      3,204,736

         245    City of Madison Heights, Michigan, Tax Increment Finance Authority,        No Opt. Call           N/R        249,101
                  Revenue Bonds, Series 1991, 8 .500%, 3/15/01

         900    Michigan Higher Education Student Loan Authority, Student Loan Revenue     No Opt. Call           AAA        906,372
                  Bonds, Series XII-E, 6.375%, 10/01/00 (Alternative Minimum Tax)

       2,000    Michigan Higher Education Student Loan Authority, Series XV-A,             No Opt. Call           Aa1      2,005,240
                  5.400%, 9/01/00 (Alternative Minimum Tax)

       1,620    Michigan State Hospital Finance Authority, Hospital Revenue Refunding      No Opt. Call           BBB      1,617,521
                   Bonds (Gratiot Community Hospital, Alma, Michigan), Series 1995,
                   5.300%, 10/01/01

       1,000    Michigan State Hospital Finance Authority, Revenue Refunding Bonds         No Opt. Call           AA-      1,038,870
                  (Mercy Health Services Obligated Group), 1997 Series T, 6.000%, 8/15/06

                Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                  1995 Series B:
       3,085      5.450%, 4/01/05                                                          No Opt. Call           AAA      3,111,747
       3,325      5.450%, 10/01/05                                                          6/05 at 102           AAA      3,356,355

       4,095    Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue Refunding   8/00 at 100          BBB-      4,000,569
                  Bonds (Nomc Obligated Group), 5.800%, 8/01/03

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.6%

                Mississippi Hospital Equipment and Facilities Authority,
                  Revenue Refunding Bonds, Series 1995 (Mississippi
                  Baptist Medical Center):
       1,690      5.350%, 5/01/03                                                          No Opt. Call           AAA      1,701,864
       1,000      5.400%, 5/01/04                                                          No Opt. Call           AAA      1,009,130

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.4%

                Health and Educational Facilities Authority of the State
                  of Missouri, Health Facilities Revenue Bonds (Lutheran
                  Senior Services), Series 1997:
         500      5.200%, 2/01/04                                                          No Opt. Call           N/R        490,395
         600      5.300%, 2/01/05                                                          No Opt. Call           N/R        585,900
         600      5.400%, 2/01/06                                                          No Opt. Call           N/R        583,452
         700      5.500%, 2/01/07                                                          No Opt. Call           N/R        678,041

       4,000    The Industrial Development Authority of the County of St. Louis,           No Opt. Call            A3      3,980,720
                  Missouri, Multifamily Housing Revenue Refunding Bonds (Equity
                  Residential/Pinetree Apartments), Series 1999A, 5.200%, 11/15/29
                  (Mandatory put 11/15/04)

         200    The City of St. Louis, Missouri, Regional Convention and Sports Complex    No Opt. Call           N/R        203,942
                  Authority, Convention and Sports Facility Project Bonds, Series C
                  of 1991, 7.750%, 8/15/01

------------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.6%

       3,000    City of Forsyth, Rosebud County, Montana, Pollution Control Revenue        No Opt. Call            A-      2,894,160
                  Refunding Bonds (Portland General Electric Company Projects), Series
                  1998B, 4.750%, 5/01/33 (Alternative Minimum Tax) (Mandatory put 5/01/03)

------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.4%

       7,200    American Public Energy Agency, Gas Supply Revenue Bonds (Nebraska Public   No Opt. Call           AAA      6,447,600
                  Gas Agency - Western A Project), 1999 Series A, 4.450%, 6/01/08

       5,000    Energy America (Nebraska), Natural Gas Revenue Bonds (Nebraska Public Gas  No Opt. Call           N/R      4,725,850
                  Agency Project), Series 1998B, 5.450%, 4/15/08

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.4%

       2,000    Las Vegas New Convention and Visitors Authority, Nevada, Revenue Bonds,    No Opt. Call           AAA      2,029,340
                  Series 1999, 5.500%, 7/01/09

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                       Optional Call                              Market
Amount (000)    Description                                                          Provisions*       Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.2%

$        505    New Hampshire Higher Educational and Health                         No Opt. Call            BBB+          $  511,711
                  Facilities Authority, Hospital Revenue Bonds, St. Joseph
                  Hospital Issue, Series 1991, 7 .250%, 1/01/01

         225    New Hampshire Housing Finance Authority, Single Family              No Opt. Call             Aa3             226,242
                  Residential Mortgage Bonds, 1991 Series D, 6.450%,
                  1/01/01 (Alternative Minimum Tax)

       5,000    Business Finance Authority of the State of New Hampshire,           No Opt. Call            BBB+           4,875,600
                  Pollution Control Refunding Revenue Bonds (The United
                  Illuminating Company Project), 1997 Series A, 4.350%,
                  7/01/27 (Alternative Minimum Tax) (Mandatory put 2/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.8%

                New Jersey Health Care Facilities Financing Authority,
                  Bayonne Hospital Obligated Group, Revenue Bonds, Series
                  1994:
         860      5.750%, 7/01/00                                                   No Opt. Call             AAA             862,058
       1,000      5.800%, 7/01/01                                                   No Opt. Call             AAA           1,012,583
         790      5.900%, 7/01/02                                                   No Opt. Call             AAA             806,340

       3,230    New Jersey Economic Development Authority, Insured Revenue          No Opt. Call             AAA           3,290,369
                  Bonds (Educational Testing Service Issue), Series 1995B,
                  5.500%, 5/15/05

                New Jersey Economic Development Authority, First Mortgage
                  Revenue Bonds (Franciscan Oaks Project), Series 1997:
       1,420      5.300%, 10/01/05                                                  No Opt. Call             N/R           1,365,145
         830      5.400%, 10/01/06                                                  No Opt. Call             N/R             793,214

                New Jersey Higher Educational Facilities Authority, Higher
                  Educational Facilities Revenue Bonds, Saint Peters College
                  Issue, 1992 Series B:
         295      6.100%, 7/01/00                                                   No Opt. Call             BBB             295,835
         355      6.200%, 7/01/01                                                   No Opt. Call             BBB             361,213

                New Jersey Educational Facilities Authority, Stevens
                  Institute of Technology Issue Revenue Bonds, 1992
                  Series A:
       1,275      6.100%, 7/01/00                                                   No Opt. Call               A           1,278,366
         995      6.200%, 7/01/01                                                   No Opt. Call               A           1,009,477
       1,165      6.300%, 7/01/02                                                   No Opt. Call               A           1,193,356

         550    New Jersey Educational Facilities Authority, Revenue Bonds,         No Opt. Call             BBB             526,251
                  Saint Peters College Issue, 1998 Series B, 5.000%, 7/01/08

------------------------------------------------------------------------------------------------------------------------------------
                New York - 16.4%

                Albany Housing Authority, City of Albany, New York, Limited
                  Obligation Bonds, Series 1995:
         500      5.100%, 10/01/01                                                  No Opt. Call            Baa1             499,375
         700      5.250%, 10/01/02                                                  No Opt. Call            Baa1             699,258
         750      5.400%, 10/01/03                                                  No Opt. Call            Baa1             750,450
         750      5.500%, 10/01/04                                                  No Opt. Call            Baa1             748,658
       1,000      5.600%, 10/01/05                                                  No Opt. Call            Baa1             996,490
         500      5.700%, 10/01/06                                                  10/05 at 102            Baa1             497,930
         700      5.850%, 10/01/07                                                  10/05 at 102            Baa1             693,952

                City of Jamestown, Chautauqua County, New York, Public
                  Improvement Serial Bonds, 1991 Series A:
         150      7.000%, 3/15/04                                                   No Opt. Call            Baa2             158,262
         750      7.000%, 3/15/05                                                   No Opt. Call            Baa2             799,005

       1,000    Metropolitan Transportation Authority (New York), Transit           No Opt. Call               A           1,031,650
                  Facilities Service Contract Bonds, Series N, 6.625%,
                  7/01/02

       2,750    The City of New York, General Obligation Bonds, Fiscal 1991         No Opt. Call              A-           3,158,210
                  Series B, 8.250%, 6/01/06

       1,000    The City of New York, General Obligation Bonds, Fiscal 1996         No Opt. Call              A-           1,045,400
                  Series E, 6.500%, 2/15/04

                The City of New York, General Obligation Bonds, Fiscal 1996
                  Series G:
       3,000      5.700%, 2/01/03                                                   No Opt. Call              A-           3,048,210
         500      5.750%, 2/01/06                                                   No Opt. Call              A-             511,615


   Principal                                                                                 Optional Call                    Market
Amount (000)    Description                                                                    Provisions*  Rating**           Value
------------------------------------------------------------------------------------------------------------------------------------
                New York(continued)

$      2,800    The City of New York, General Obligation Bonds, Fiscal 1996 Series I,         No Opt. Call        A-     $ 2,965,480
                  6.500%, 3/15/06

       3,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series H,         No Opt. Call        A-       3,031,860
                  5.400%, 8/01/04

       4,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         No Opt. Call       Aaa       4,092,000
                  6.100%, 2/15/02

       5,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series I,         No Opt. Call        A-       5,088,550
                  5.625%, 4/15/05

       1,000    Dormitory Authority of the State of New York, State University                 5/00 at 102         A       1,022,040
                  Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

       5,555    Dormitory Authority of the State of New York, State University                No Opt. Call         A       6,315,257
                  Educational Facilities Revenue Bonds, Series 1990B, 7.500%, 5/15/11

       2,900    Dormitory Authority of the State of New York, Department of Health of         No Opt. Call        A-       2,960,436
                  the State of New York, Refunding Bonds, 1990 Issue, 6.750%, 7/01/01

       2,000    Dormitory Authority of the State of New York, State University Educational    No Opt. Call        A-       2,111,780
                  Facilities Revenue Bonds, Series 1995A, 6.500%, 5/15/05

                Dormitory Authority of the State of New York, NYACK
                  Hospital Revenue Bonds, Series 1996:
       1,000      5.500%, 7/01/00                                                             No Opt. Call      Baa2       1,000,620
       1,000      6.000%, 7/01/06                                                             No Opt. Call      Baa2         991,170

       3,315    Dormitory Authority of the State of New York, City University System          No Opt. Call         A       3,406,229
                  Consolidated Revenue Bonds, 1996 Series 2, 6.000%, 7/01/04

       5,000    New York State Housing Finance Agency, Health Facilities Revenue              No Opt. Call        A-       5,087,250
                  Bonds (New York City), 1996 Series A Refunding, 5.875%, 5/01/04

       1,265    New York State Urban Development Corporation, Project Revenue Bonds           No Opt. Call         A       1,314,335
                  (Center for Industrial Innovation), 1995 Refunding Series,
                  6.250%, 1/01/05

       1,000    New York State Urban Development Corporation, Correctional Capital            No Opt. Call         A       1,003,660
                  Facilities Revenue Bonds, 1993 Refunding Series, 5.250%, 1/01/02

         630    Onondaga County Resource Recovery Agency (New York), System Revenue           No Opt. Call      Baa1         630,000
                  Bonds (Development Costs), 1992 Series, 6.200%, 5/01/00

       3,700    The Port Authority of New York and New Jersey, Special Obligation             No Opt. Call       N/R       3,839,268
                  Project Bonds, Series 4, KIAC Partners Project, 7.000%, 10/01/07
                  (Alternative Minimum Tax)

       3,035    The Port Authority of New York and New Jersey, Special Obligation             No Opt. Call       AAA       3,170,027
                  Project Bonds, Series 6, JFK International Air Terminal L.L.C.
                  Project, 6.000%, 12/01/05 (Alternative Minimum Tax)

       1,400    Suffolk County Industrial Development Agency (New York), 1998                 No Opt. Call       N/R       1,298,612
                  Industrial Development Revenue Bonds (Nissequogue Cogen Partners
                  Facility), 4.875%, 1/01/08 (Alternative Minimum Tax)

       7,265    Suffolk County Industrial Development Agency, Solid Waste Disposal            No Opt. Call       AAA       7,573,690
                  Facility Revenue Bonds (Ogden Martin Systems of Huntington, Limited
                  Partnership Resource Recovery Facility), Series 1999, 5.950%, 10/01/09
                  (Alternative Minimum Tax)

       3,700    Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler          No Opt. Call       N/R       3,696,337
                  Senior Housing, L.P. Project), Series 1999B Bonds, 6.250%, 12/01/01

------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.2%

       5,475    North Carolina Municipal Power Agency Number 1, Catawba Electric               1/03 at 102      BBB+       5,514,311
                  Revenue Bonds, Series 1992, 6.000%, 1/01/05

------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 6.3%

       8,245    Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital       No Opt. Call      Baa1       7,396,342
                  Facilities Revenue Bonds, Series 1998A (Summa Health System Project),
                  5.000%, 11/15/08

         500    City of Barberton, Ohio, Hospital Facilities Revenue Bonds, Series 1992       No Opt. Call      A***         507,215
                  The Barberton Citizen's Hospital Company Project), 6.550%, 1/01/01

                City of Cambridge, Ohio, Hospital Revenue Refunding
                  Bonds, Series 1991 (Guernsey Memorial Hospital Project):
         640      7.750%, 12/01/00                                                            No Opt. Call       BBB         650,202
         680      7.850%, 12/01/01                                                            No Opt. Call       BBB         706,166

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                                Optional Call                     Market
Amount (000)    Description                                                                   Provisions*  Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Ohio (continued)

                Cleveland-Cuyahoga County Port Authority, Subordinate
                  Refunding Revenue Bonds, Series 1997 (Rock and Roll Hall
                  of Fame and Museum Project):
$        850      5.000%, 12/01/01                                                           No Opt. Call        N/R      $  847,076
       1,000      5.100%, 12/01/02                                                           No Opt. Call        N/R         990,810
         750      5.350%, 12/01/04                                                           No Opt. Call        N/R         741,773
         335      5.600%, 12/01/06                                                           No Opt. Call        N/R         332,491

                County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health
                  System), Series 1995:
         500      5.750%, 8/15/00                                                            No Opt. Call        AAA         502,030
         795      5.850%, 8/15/01                                                            No Opt. Call        AAA         807,370
         735      5.950%, 8/15/02                                                            No Opt. Call        AAA         752,875

                County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series
                  1993 (Flower Hospital):
         370      5.800%, 12/01/01                                                           No Opt. Call     N/R***         375,406
         790      5.900%, 12/01/02                                                           No Opt. Call     N/R***         807,909
         435      6.000%, 12/01/03                                                           No Opt. Call     N/R***         447,893

       1,000    Miami County, Ohio, Hospital Facilities Revenue Refunding and                No Opt. Call        BBB         989,060
                  Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                  6.000%, 5/15/06

         550    State of Ohio, State Economic Development Revenue Bonds (Ohio                 6/00 at 100         A-         550,831
                  Enterprise Bond Fund), Series 1991-2 and Series 1991-3 (Superior
                  Forge and Steel Corporation), 7.250%, 6/01/01
                  (Alternative Minimum Tax)

       3,825    State of Ohio, Elementary and Secondary Education Capital Facilities         No Opt. Call        AAA       3,892,473
                  Bonds, Series 1995A, 5.700%, 6/01/02

                County of Sandusky, Ohio, Hospital Facilities Revenue Refunding Bonds,
                  Series 1998 (Memorial Hospital):
         910      4.500%, 1/01/01                                                            No Opt. Call       BBB-         906,305
       1,030      4.600%, 1/01/02                                                            No Opt. Call       BBB-       1,017,146
       1,375      4.700%, 1/01/03                                                            No Opt. Call       BBB-       1,346,249
       1,460      4.800%, 1/01/04                                                            No Opt. Call       BBB-       1,412,930
       1,030      4.900%, 1/01/05                                                            No Opt. Call       BBB-         987,224
         830      5.000%, 1/01/06                                                            No Opt. Call       BBB-         789,280
         500      5.050%, 1/01/07                                                            No Opt. Call       BBB-         470,735
         750      5.100%, 1/01/09                                                             1/08 at 102       BBB-         687,758

-----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.6%

       3,120    Oklahoma Industries Authority, Hospital Revenue Bonds (Deaconess             No Opt. Call        BBB       2,983,625
                  Health Care Corporation Project), Series 1997A, 5.250%, 10/01/07

-----------------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania - 8.8%

         400    Allegheny County Hospital Development Authority (Allegheny County,           No Opt. Call    BBB+***         404,060
                  Pennsylvania), Hospital Revenue Bonds, Series 1991A (St. Margaret
                  Memorial Hospital), 6.800%, 10/01/00

       9,500    Beaver County Industrial Development Authority, Pennsylvania, Pollution       6/04 at 100       Baa3       8,982,630
                  Control Revenue Refunding Bonds, Series 1999-A (Ohio Edison Company
                  Project), 4.650%, 6/01/33 (Mandatory put 6/01/04)

       3,830    Delaware County Authority (Pennsylvania), Health Facilities Revenue          11/05 at 100        Aaa       4,004,188
                  Bonds, Series 1993A (Mercy Health Corporation of Southeastern
                  Pennsylvania Obligated Group), 6.000%, 11/15/07 (Pre-refunded to
                  11/15/05)

                Delaware County Industrial Development Authority
                  (Pennsylvania), Refunding Revenue Bonds, Series A 1997
                  (Resource Recovery Facility):
       4,000      6.000%, 1/01/03                                                            No Opt. Call        BB-       3,906,320
       4,000      6.500%, 1/01/08                                                            No Opt. Call        BB-       3,834,280

       1,500    Monroeville Hospital Authority, Hospital Revenue Refunding Bonds,            No Opt. Call        N/R       1,420,530
                  Forbes Health System, 5.750%, 10/01/05

       3,425    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth      No Opt. Call        BBB       3,431,542
                  Series, 5.700%, 7/01/00

       1,095    Redevelopment Authority of the City of Philadelphia (Pennsylvania),          No Opt. Call        N/R       1,039,188
                  Multifamily Housing Mortgage Revenue Bonds, Series 1998A (Cricket
                  Court Commons Project), 5.600%, 4/01/08 (Alternative Minimum Tax)


   Principal                                                                                      Optional Call               Market
Amount (000) Description                                                                            Provisions* Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

                Philadelphia Pennsylvania Hospitals and Higher Education Facilities Authority,
                  Hospital Revenue Refunding Bonds, Pennsylvania Hospital:
$      3,490      5.850%, 7/01/02                                                                  No Opt. Call   BBB+*** $3,549,051
       2,020      6.050%, 7/01/04                                                                  No Opt. Call   BBB+***  2,082,378
       2,000      6.150%, 7/01/05                                                                  No Opt. Call   BBB+***  2,080,020

       5,505    Westmoreland County Industrial Development Authority, Pennsylvania, Hospital       No Opt. Call      Baa3  5,326,143
                  Revenue Bonds, Series 1998 (Citizens General Hospital),
                  4.750%, 7/01/03

------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.9%

       4,035    Rhode Island Housing and Mortgage Finance Corporation, Multifamily Housing         No Opt. Call       AAA  4,083,823
                  Bonds, 1995 Series A, 5.350%, 7/01/03

------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.7%

       2,815    The Health, Educational, and Housing Facilities Board of the County of Knox,       No Opt. Call      Baa1  2,640,357
                  Revenue Bonds, Series 1999 (University Health System, Inc), 5.200%, 4/01/08

                The Health and Educational Facilities Board of the
                  Metropolitan Government of Nashville and Davidson County,
                  Tennessee, Revenue Refunding Bonds, Series 1998 (The
                  Blakeford at Green Hills):
         400      5.150%, 7/01/05                                                                   7/03 at 102       N/R    381,508
         400      5.250%, 7/01/06                                                                   7/03 at 102       N/R    378,712
         500      5.300%, 7/01/07                                                                   7/03 at 102       N/R    468,645
         500      5.350%, 7/01/08                                                                   7/03 at 102       N/R    463,870
         500      5.400%, 7/01/09                                                                   7/03 at 102       N/R    463,135

       3,250    The Industrial Development Board of the Metropolitan Government of Nashville       No Opt. Call       N/R  2,832,570
                  and Davidson County, Tennessee, Industrial Development Revenue Refunding and
                  Improvement Bonds (Osco Treatment Systems, Inc. Project), Series 1993,
                  6.000%, 5/01/03 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.4%

       5,000    Brazos River Authority (Texas), Revenue Refunding Bonds (Reliant Energy,           No Opt. Call      Baa1  4,923,800
                  Incorporated Project), Series 1999B, 5.200%, 12/01/18 (Mandatory put
                  12/01/02)

                Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding
                  Bonds, Series 1993A-1:
       1,510      5.900%, 12/01/00 (Alternative Minimum Tax)                                       No Opt. Call       Aaa  1,522,110
       1,075      6.050%, 12/01/01 (Alternative Minimum Tax)                                       No Opt. Call       Aaa  1,093,135

       5,000    Matagorda County Navigation District Number One (Texas), Revenue Refunding Bonds   No Opt. Call      Baa1  4,926,300
                  (Reliant Energy, Incorporated Project), Series 1999C, 5.200%, 5/01/29
                  (Mandatory put 11/01/02)

       1,325    North Central Texas Health Facilities Development Corporation, Health Facilities    2/01 at 100       BBB  1,318,971
                  Development Revenue Bonds (C.C. Young Memorial Home Project), Series 1996,
                  5.700%, 2/15/03

         645    The City of Pasadena (Texas), Industrial Development Corporation, Economic         10/00 at 100         A    649,418
                  Development Revenue Bonds, Series 1991 (Universities Space Research Association
                  Lunar and Planetary Institute Project), 7.050%, 10/01/01

         655    The State of Texas, Texas College Student Loan Senior Lien Revenue Bonds, Series   No Opt. Call         A    667,393
                  1991, 7.100%, 4/01/01 (Alternative Minimum Tax)

       2,500    Travis County (Texas), Health Facilities Development Corporation, Revenue Bonds    No Opt. Call       AAA  2,568,675
                  (Ascension Health Credit Group), Series 1999A, 5.750%, 11/15/08

                Tyler Health Facilities Development Corporation (Texas),
                  Hospital Revenue Bonds (Mother Frances Hospital Regional
                  Health Care Center Project), Series 1997A:
       1,650      5.125%, 7/01/05                                                                   7/02 at 100      Baa2  1,577,466
       1,100      5.200%, 7/01/06                                                                   7/02 at 100      Baa2  1,042,877

------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.4%

                Vermont Student Assistance Corporation, Education Loan
                  Finance Program Revenue Bonds, 1992 Series A-3:
       1,000      5.900%, 12/15/00 (Alternative Minimum Tax)                                       No Opt. Call       AAA  1,007,600
       1,000      6.050%, 12/15/01 (Alternative Minimum Tax)                                       No Opt. Call       AAA  1,015,270

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                                    Optional Call                 Market
Amount (000)    Description                                                                       Provisions* Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Virgin Islands - 2.1%

                Virgin Islands Port Authority, Airport Revenue Bonds, Refunding Series 1998A:
$      2,960      4.450%, 9/01/04                                                                 9/02 at 101       BBB $  2,812,059
       2,500      4.500%, 9/01/05                                                                 9/02 at 101       BBB    2,347,425

       2,070    Virgin Islands Water and Power Authority, Electric System Revenue and Refunding  No Opt. Call       N/R    2,037,211
                  Bonds, 1998 Series, 5.250%, 7/01/06

       2,715    Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Gross     No Opt. Call     BBB-D    2,675,252
                  Receipts Taxes Loan Note), Series 1999A, 5.000%, 10/01/04

------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.6%

       2,850    Newport News Redevelopment and Housing Authority, Multifamily Housing Revenue     5/05 at 102       AAA    2,874,653
                  Bonds (Fredericksburg - Oxford Project), Series 1997A, 5.550%, 5/01/27
                  (Mandatory put 5/01/07)

------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.1%

       4,160    The City of Seattle, Washington, Solid Waste Utility Revenue Refunding Bonds,    No Opt. Call       AAA    4,233,050
                  1999, 5.500%, 8/01/07

       1,670    Washington Health Care Facilities Authority, Revenue Bonds, Series 1992 (The     No Opt. Call       AAA    1,712,016
                  Children's Hospital and Medical Center, Seattle), 6.000%, 10/01/02

       3,500    Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue   No Opt. Call       AAA    3,653,930
                  Bonds, Series 1997A, 6.000%, 7/01/09

------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.3%

       1,155    Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series     No Opt. Call       AAA    1,162,202
                  1993A (Lutheran Hospital - La Crosse, Inc.), 5.300%, 2/15/01

------------------------------------------------------------------------------------------------------------------------------------
$    463,575    Total Investments - (cost $460,445,145) - 98.9%                                                          455,390,294
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1 .1%                                                                      4,981,107
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $460,371,401
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R      Investment is not rated.

                                See accompanying notes to financial statements.
36

Portfolio of Investments
Nuveen High Yield Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                                    Optional Call                 Market
Amount (000)    Description                                                                       Provisions* Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 3.5%

$        500    City of Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding         2/10 at 101      BBB+   $  507,735
                  Bonds, 2000 Series A (International Paper Company Project), 6.700%,
                  08/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.7%

         400    Martin County Industrial Development Authority (Florida), Industrial             12/04 at 102      BBB-      401,904
                  Development Revenue Bonds (Indianatown Cogeneration L.P. Project),
                  Series 1994A, 7.875%, 12/15/25

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 16.1%

         135    Village of Channahon, Illinois, Revenue Refunding Bonds, Series 1999             12/09 at 102      BBB+      121,489
                  (Morris Hospital), 5.750%, 12/01/12

         485    City of Chicago, Chicago-O'Hare International Airport, Special Facility          11/00 at 103      Baa2      505,249
                  Revenue Bonds (United Air Lines, Inc. Project), Series 1988A, 8.950%,
                  05/01/18

         140    City of Chicago, Tax Increment Allocation Bonds (Irving/Cicero                    1/09 at 100       N/R      132,934
                  Redevelopment Project),  Series 1998, 7.000%, 01/01/14

         250    Illinois Development Finance Authority, Solid Waste Disposal Revenue Bonds       No Opt. Call       BBB      251,493
                  (Waste Management, Inc. Project), Series 1990, 7.125%, 01/01/01

         300    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1999A,     No Opt. Call        A3      286,110
                  West Suburban Hospital Medical Center, 5.500%, 07/01/09

         225    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1996B       2/07 at 102        A-      198,405
                  (Sarah Bush Lincoln Health Center), 5.500%, 02/15/16

         700    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1991        1/01 at 102      Baa3      581,931
                  (Proctor Community Hospital Project), 7.375%, 01/01/23

         300    Village of Libertyville, Illinois, Affordable Housing Revenue Bonds, Series      11/09 at 100        A2      295,218
                  1999A (Liberty Towers Project), 7.000%, 11/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 6.4%

       1,000    Whitley County, Indiana, Solid Waste and Sewage Disposal Revenue Bonds           11/10 at 102       N/R      946,120
                  (Steel Dynamics Inc., Project), Series 1998, 7.250%, 11/01/18

------------------------------------------------------------------------------------------------------------------------------------
                Iowa- 4 .7%

         700    Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds     10/10 at 102       N/R      694,099
                  (Waldorf College Project), Series 1999, 7.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 14.9%

       1,000    Kentucky Economic Development Finance Authority, Hospital System Refunding        4/08 at 102       N/R      691,950
                  and Improvement Revenue Bonds, Series 1997 (Appalachian Regional Healthcare,
                  Inc. Project), 5.850%, 10/01/17

       1,500    City of Newport, Kentucky, Public Properties Corporation, First Mortgage          7/10 at 104       N/R    1,495,185
                  Revenue Bonds,  Series 2000A (Public Parking and Plaza Project), 8.375%,
                  01/01/18

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 0.9%

         135    Massachusetts Port Authority, Special Facilities Revenue Bonds (US Air            9/06 at 102       AAA      132,467
                  Project), Series 1996-A, 5.875%, 09/01/23

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 12.9%

         400    Northwest Minnesota Multi-County Housing and Redevelopment Authority,            10/04 at 102       N/R      357,552
                  Governmental Housing Revenue Bonds (Pooled Housing Program), Series B,
                  8.125%, 10/01/26

       1,530    City of White Bear Lake, Minnesota, First Mortgage Nursing Home Revenue          11/03 at 102       N/R    1,535,860
                  Refunding Bonds (White Bear Lake Care Center, Inc., Project), Series
                  1992, 8.250%, 11/01/12

Portfolio of Investments
Nuveen High Yield Municipal Bond Fund (continued)
April 30, 2000


   Principal                                                                                    Optional Call                Market
Amount (000)    Description                                                                       Provisions* Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                New York - 17.4%

$      1,500    County of Cattaraugus, New York, Industrial Development Agency, Tax-Exempt       No Opt. Call       N/R  $ 1,487,355
                  Industrial Development Revenue Bonds, Series 1999A (Laidlaw Energy and
                  Environmental, Inc. Project), 8.500%, 07/01/21

         500    Erie County (New York), Industrial Development Agency, Solid Waste Disposal      12/10 at 103       N/R      545,835
                  Facility Revenue Bonds (1998 CanFibre of Lackawanna Project), 9.050%,
                  12/01/25

         500    Dormitory Authority of the State of New York, Marymount Manhattan College         7/09 at 101        AA      505,390
                  Insured Revenue Bonds, Series 1999, 6.125%, 07/01/21

------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 5.1%

         140    Ohio Capital Corporation for Housing Mortgage, Revenue Refunding Bonds,          No Opt. Call       N/R      138,943
                  Series 1999F (FHA-Insured Mortgage Loans - Section 8 Assisted Projects),
                  6.750%, 02/01/03

         700    Ohio Water Development Authority, State of Ohio, Solid Waste Disposal Revenue     9/09 at 102       N/R      613,480
                  Bonds (Bay Shore Power Project), Convertible Series 1998B, 6.625%, 09/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 1.0%

         140    City of Central Falls, Rhode Island General Obligation School Bonds, 6.250%,      5/09 at 102        AA      141,273
                  05/15/20

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 1.7%

         110    Alliance Airport Authority, Inc. (Texas), Special Facilities Revenue Bonds,      No Opt. Call      Baa1      118,799
                  Series 1991 (American Airlines, Inc. Project), 7.000%, 12/01/11

         140    Harris County (Texas), Housing Finance Corporation, Multifamily Housing           7/12 at 103       N/R      134,418
                  Revenue Bonds (Windfern Pointe and Waterford Place Apartments Projects),
                  1999 Senior Series A and B, Subordinate Series C, and Junior
                  Subordinate Series D, 9.000%, 07/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Utah - 6.1%

         750    City of Bountiful, Davis County, Utah Hospital Revenue Refunding Bonds           12/08 at 101       N/R      618,337
                  (South Davis Community Hospital Project), Series 1998, 5.750%, 12/15/18

         275    Utah Housing Finance Agency, Single Family Mortgage Bonds, 1999 Series F,     7/09 at 101 1/2       Aa2      280,272
                  6.300%, 07/01/21

------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 5.7%

         850    Virginia Small Business Financing Authority, Industrial Development              No Opt. Call       N/R      844,875
                  Revenue Bonds (S.I.L. Clean Water, L.L.C. Project), Series 1999,
                  7.250%, 11/01/09

------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.9%

         150    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,            11/09 at 101       N/R      132,564
                  Series 1999 (FH Healthcare Development Inc. Project), 6.250%, 11/15/20

------------------------------------------------------------------------------------------------------------------------------------
$     15,455    Total Investments - (cost $14,870,441) - 100.0%                                                           14,697,242
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.0%                                                                           3,161
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $14,700,403
                ====================================================================================================================

                   *    Optional Call Provisions (not covered by the report of
                        independent public accountants): Dates (month and year)
                        and prices of the earliest optional call or redemption.
                        There may be other call provisions at varying prices at
                        later dates.
                  **    Ratings (not covered by the report of independent public
                        accountants): Using the higher of Standard & Poor's or
                        Moody's rating.
                 N/R    Investment is not rated.

                                See accompanying notes to financial statements.
38

                     Statement of Net Assets
                     April 30, 2000


                                                           All-American        Intermediate         Limited Term          High Yield
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value      $ 352,216,757       $  56,092,746        $ 455,390,294       $  14,697,242
Cash                                                            411,309                  --                   --                  --
Receivables:
        Fund manager                                                 --               9,629                   --               1,609
        Interest                                              6,119,656             891,813            7,776,696             386,476
        Investments sold                                     11,325,506             220,000            9,830,943              15,000
        Shares sold                                             216,897               9,066              232,952               1,054
Other assets                                                    107,779                 934               20,602                 250
------------------------------------------------------------------------------------------------------------------------------------
          Total assets                                      370,397,904          57,224,188          473,251,487          15,101,631
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                       --           1,047,270            2,852,598             328,756
Payables:
        Investments purchased                                 6,195,660                  --            7,650,514                  --
        Shares redeemed                                       1,159,955              62,422            1,151,814                  --
Accrued expenses:
        Management fees                                         147,162                  --              166,136                  --
        12b-1 distribution and service fees                     111,134              14,181               98,945               3,747
        Other                                                    58,068              19,180              104,219              48,773
Dividends payable                                               497,870              91,775              855,860              19,952
------------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                   8,169,849           1,234,828           12,880,086             401,228
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                $ 362,228,055       $  55,989,360        $ 460,371,401       $  14,700,403
====================================================================================================================================
Class A Shares
Net assets                                                $ 259,004,035       $  44,675,396        $ 382,808,091       $   5,291,106
Shares outstanding                                           25,067,707           4,417,396           36,979,538             284,424
Net asset value and redemption price per share            $       10.33       $       10.11        $       10.35       $       18.60
Offering price per share (net asset value per share
   plus maximum sales charge of 4.20%, 3.00%, 2.50% and
   4.20%, respectively, of offering price)                $       10.78       $       10.42        $       10.62       $       19.42
====================================================================================================================================
Class B Shares
Net assets                                                $  32,536,056                 N/A                  N/A       $   2,465,427
Shares outstanding                                            3,147,082                 N/A                  N/A             132,704
Net asset value, offering and redemption price per share  $       10.34                 N/A                  N/A       $       18.58
====================================================================================================================================
Class C Shares
Net assets                                                $  67,577,161       $  10,586,154        $  77,228,178       $   1,694,450
Shares outstanding                                            6,549,764           1,045,130            7,470,356              91,145
Net asset value, offering and redemption price per share  $       10.32       $       10.13        $       10.34       $       18.59
====================================================================================================================================
Class R Shares
Net assets                                                $   3,110,803       $     727,810        $     335,132       $   5,249,420
Shares outstanding                                              300,931              72,008               32,436             282,091
Net asset value, offering and redemption price per share  $       10.34       $       10.11        $       10.33       $       18.61
====================================================================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.


39                                See accompanying notes to financial statements

                             Statement of Operations
                             Year Ended April 30, 2000

                                                                           All-American    Intermediate   Limited Term   High Yield*
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                          $ 24,390,404    $ 3,365,932    $ 27,453,918   $  517,478
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                               1,938,717        303,770       2,222,621       45,308
12b-1 service fees - Class A                                                    570,660         99,500         846,325        4,699
12b-1 distribution and service fees - Class B                                   330,182            N/A             N/A       10,344
12b-1 distribution and service fees - Class C                                   564,143         77,089         487,057        5,352
Shareholders' servicing agent fees and expenses                                 364,200        115,918         286,743        1,079
Custodian's fees and expenses                                                   103,956         63,908         117,969       51,664
Trustees' fees and expenses                                                      12,605          2,532          13,146          390
Professional fees                                                                20,782         11,183          19,304       10,235
Shareholders' reports - printing and mailing expenses                            49,148          7,698          11,389       23,472
Federal and state registration fees                                              37,331         21,095          30,308       19,617
Other expenses                                                                    9,227          2,250           4,300          294
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          4,000,951        704,943       4,039,162      172,454
        Custodian fee credit                                                    (37,014)        (9,098)         (7,283)     (16,441)
        Expense reimbursement                                                      --         (190,184)           --        (96,261)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  3,963,937        505,661       4,031,879       59,752
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        20,426,467      2,860,271      23,422,039      457,726
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                        (9,176,255)      (230,203)     (2,224,238)    (134,825)
Net change in unrealized appreciation or depreciation of investments        (31,918,526)    (4,131,784)    (24,703,249)    (173,198)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (41,094,781)    (4,361,987)    (26,927,487)    (308,023)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      $(20,668,314)   $(1,501,716)   $ (3,505,448)  $  149,703
====================================================================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B
Shares.

*For the period June 7, 1999 (commencement of operations) through April 30,
2000.


                                  See accompanying notes to financial statements

                       Statement of Changes in Net Assets

                                                                         All-American                      Intermediate
                                                              -------------------------------   -------------------------------
                                                                 Year Ended       Year Ended       Year Ended       Year Ended
                                                                    4/30/00          4/30/99          4/30/00          4/30/99
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $  20,426,467    $  17,742,518    $   2,860,271    $   2,502,122
Net realized gain (loss) from
  investment transactions                                        (9,176,255)       1,390,265         (230,203)         974,433
Net change in unrealized appreciation
  or depreciation of investments                                (31,918,526)       1,381,053       (4,131,784)        (353,542)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations           (20,668,314)      20,513,836       (1,501,716)       3,123,013
-------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From undistributed net investment income:
  Class A                                                       (15,132,046)     (13,558,500)      (2,386,487)      (2,193,035)
  Class B                                                        (1,566,028)        (757,569)             N/A              N/A
  Class C                                                        (3,562,122)      (3,203,324)        (435,019)        (282,244)
  Class R                                                          (162,902)        (225,133)         (35,833)         (32,146)
From accumulated net realized gains
  from investment transactions:
  Class A                                                          (654,193)        (265,989)        (716,348)        (215,591)
  Class B                                                           (80,183)         (18,186)             N/A              N/A
  Class C                                                          (170,189)         (70,414)        (146,458)         (36,389)
  Class R                                                            (6,542)          (5,437)         (10,562)          (2,815)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  from distributions to shareholders                            (21,334,205)     (18,104,552)      (3,730,707)      (2,762,220)
-------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Net proceeds from shares issued in the
  reorganization of:
  Alabama                                                              --          7,102,834             --               --
  South Carolina                                                       --         11,502,532             --               --
  Florida Intermediate                                                 --               --               --         12,375,612
Net proceeds from sale of shares                                181,144,650      146,838,231       22,995,132       17,557,237
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                            6,218,778        6,230,070        1,610,326        1,227,057
-------------------------------------------------------------------------------------------------------------------------------
                                                                187,363,428      171,673,667       24,605,458       31,159,906
Cost of shares redeemed                                        (209,948,809)     (59,511,217)     (25,719,254)     (15,659,540)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                                       (22,585,381)     112,162,450       (1,113,796)      15,500,366
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           (64,587,900)     114,571,734       (6,346,219)      15,861,159
Net assets at the beginning of year                             426,815,955      312,244,221       62,335,579       46,474,420
-------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                 $ 362,228,055    $ 426,815,955    $  55,989,360    $  62,335,579
===============================================================================================================================
Balance of undistributed net
  investment income at the end of year                        $       3,945    $         576    $       8,224    $       5,292
===============================================================================================================================

                                                                               Limited Term                     High Yield
                                                                        ------------------------------   ----------------------
                                                                                                          For the Period 6/7/99
                                                                                                                  (commencement
                                                                          Year Ended        Year Ended           of operations)
                                                                            4/30/00           4/30/99          through  4/30/00
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  23,422,039    $  22,313,600       $     457,726
Net realized gain (loss) from
  investment transactions                                                  (2,224,238)         177,749            (134,825)
Net change in unrealized appreciation
  or depreciation of investments                                          (24,703,249)       4,044,043            (173,198)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      (3,505,448)      26,535,392             149,703
--------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                 (19,204,675)     (20,627,751)           (138,627)
  Class B                                                                         N/A              N/A             (54,913)
  Class C                                                                  (3,701,545)      (2,406,223)            (38,436)
  Class R                                                                     (35,237)         (45,661)           (182,520)
From accumulated net realized gains
  from investment transactions:
  Class A                                                                        --               --                  --
  Class B                                                                         N/A              N/A                --
  Class C                                                                        --               --                  --
  Class R                                                                        --               --                  --
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  from distributions to shareholders                                      (22,941,457)     (23,079,635)           (414,496)
--------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
Net proceeds from shares issued in the
  reorganization of:
  Alabama                                                                        --               --                  --
  South Carolina                                                                 --               --                  --
  Florida Intermediate                                                           --               --                  --
Net proceeds from sale of shares                                          123,966,719      159,596,588          16,959,330
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                     10,258,381       10,739,032              74,830
--------------------------------------------------------------------------------------------------------------------------
                                                                          134,225,100      170,335,620          17,034,160
Cost of shares redeemed                                                  (192,794,704)    (101,189,975)         (2,168,964)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                                                 (58,569,604)      69,145,645          14,865,196
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (85,016,509)      72,601,402          14,600,403
Net assets at the beginning of year                                       545,387,910      472,786,508             100,000
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $ 460,371,401    $ 545,387,910       $  14,700,403
==========================================================================================================================
Balance of undistributed net
  investment income at the end of year                                  $     705,378    $     224,796       $      43,230
==========================================================================================================================


N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1.  General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("All-American"), the Nuveen Flagship Intermediate Municipal Bond Fund ("Intermediate"), the Nuveen Flagship Limited Term Municipal Bond Fund ("Limited Term") and the Nuveen High Yield Municipal Bond Fund ("High Yield") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship Alabama Municipal Bond Fund ("Alabama") and Nuveen Flagship South Carolina Municipal Bond Fund ("South Carolina") reorganized into All-American. Prior to these reorganizations Alabama and South Carolina were each a series of the Nuveen Flagship Multistate Trust III, an open-end investment company. Alabama and South Carolina had fiscal year ends of May 31 prior to being reorganized into All-American which has an April 30 fiscal year end.

After the close of business on September 11, 1998, Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Florida Intermediate") reorganized into Intermediate. Prior to the reorganization Florida Intermediate was a series of the Nuveen Flagship Multistate Trust I, an open-end investment company. Florida Intermediate had a fiscal year end of May 31 prior to being reorganized into Intermediate which has an April 30 fiscal year end.

All-American, Intermediate and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 65% of the Fund's assets will be invested in medium to low-quality municipal bonds and may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, All-American had an outstanding when-issued purchase commitment of $6,195,660. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. All-American and High Yield also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2000.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares Transactions in Fund shares were as follows:

                                                                                               All-American
                                                                        -----------------------------------------------------------
                                                                               Year Ended                        Year Ended
                                                                                4/30/00                           4/30/99
                                                                        ----------------------------   ----------------------------
                                                                          Shares         Amount          Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Alabama:
  Class A                                                                      --     $        --          395,906   $   4,578,809
  Class B                                                                      --              --           33,558         388,298
  Class C                                                                      --              --          174,177       2,011,777
  Class R                                                                      --              --           10,715         123,950
Shares issued in the reorganization of South Carolina:
  Class A                                                                      --              --          888,879      10,280,233
  Class B                                                                      --              --           62,148         719,099
  Class C                                                                      --              --           33,844         390,899
  Class R                                                                      --              --            9,709         112,301
Shares sold:
  Class A                                                                13,500,898     143,864,405      8,253,027      94,819,512
  Class B                                                                 1,285,393      13,894,140      2,120,117      24,385,007
  Class C                                                                 1,934,386      20,659,552      2,250,600      25,819,882
  Class R                                                                   257,212       2,726,553        157,716       1,813,830
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   428,158       4,578,317        410,709       4,717,255
  Class B                                                                    48,556         517,927         22,987         264,311
  Class C                                                                    95,115       1,014,087         89,793       1,029,146
  Class R                                                                    10,212         108,447         19,091         219,358
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         17,559,930     187,363,428     14,932,976     171,673,667
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                               (16,168,225)   (171,438,777)    (3,545,629)    (40,755,984)
  Class B                                                                  (967,088)    (10,145,770)      (227,194)     (2,609,789)
  Class C                                                                (2,489,879)    (26,198,502)    (1,050,052)    (12,050,245)
  Class R                                                                  (205,764)     (2,165,760)      (356,254)     (4,095,199)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        (19,830,956)   (209,948,809)    (5,179,129)    (59,511,217)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (2,271,026)  $ (22,585,381)     9,753,847   $ 112,162,450
===================================================================================================================================


                                                                                                All-American
                                                                        -----------------------------------------------------------
                                                                               Year Ended                        Year Ended
                                                                                4/30/00                           4/30/99
                                                                        ----------------------------   ----------------------------
                                                                          Shares         Amount          Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Florida Intermediate:
   Class A                                                                    --      $       --           691,484    $  7,709,931
   Class C                                                                    --              --           407,786       4,549,343
   Class R                                                                    --              --            10,446         116,338
Shares sold:
   Class A                                                               1,649,511      17,041,794       1,262,418      13,969,292
   Class C                                                                 563,833       5,833,982         308,307       3,423,835
   Class R                                                                  11,445         119,356          14,806         164,110
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                 132,254       1,373,278          98,056       1,086,083
   Class C                                                                  21,185         220,220          11,658         129,379
   Class R                                                                   1,620          16,828           1,048          11,595
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         2,379,848      24,605,458       2,806,009      31,159,906
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (2,069,751)    (21,197,050)     (1,238,267)    (13,721,630)
   Class C                                                                (434,531)     (4,467,520)       (157,660)     (1,745,372)
   Class R                                                                  (5,370)        (54,684)        (17,438)       (192,538)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        (2,509,652)    (25,719,254)     (1,413,365)    (15,659,540)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   (129,804)   $ (1,113,796)      1,392,644    $ 15,500,366
===================================================================================================================================

                                                                  Limited Term
                                          -------------------------------------------------------------
                                                     Year Ended                      Year Ended
                                                     4/30/00                          4/30/99
                                          ----------------------------       --------------------------
                                             Shares          Amount             Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                  9,240,097    $  97,155,925        8,690,653    $  94,938,574
  Class C                                  2,519,289       26,670,978        5,825,373       63,606,835
  Class R                                     13,313          139,816           96,702        1,051,179
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                    813,547        8,594,221          879,078        9,602,882
  Class C                                    155,922        1,644,870          101,885        1,111,423
  Class R                                      1,820           19,290            2,265           24,727
-------------------------------------------------------------------------------------------------------
                                          12,743,988      134,225,100       15,595,956      170,335,620
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                (14,974,195)    (157,240,634)      (8,242,278)     (89,920,305)
  Class C                                 (3,301,074)     (34,601,230)        (977,837)     (10,657,258)
  Class R                                    (90,620)        (952,840)         (56,064)        (612,412)
-------------------------------------------------------------------------------------------------------
                                         (18,365,889)    (192,794,704)      (9,276,179)    (101,189,975)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (5,621,901)   $ (58,569,604)       6,319,777    $  69,145,645
=======================================================================================================


                                                           High Yield
                                                    For the Period 6/7/99
                                                       (commencement of
                                                      operations) through
                                                             4/30/00
                                                  -------------------------
                                                    Shares        Amount
                                                  -------------------------
Shares sold:
  Class A                                          372,419    $  6,981,810
  Class B                                          143,463       2,700,166
  Class C                                           89,209       1,682,683
  Class R                                          293,122       5,594,671
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                            1,545          28,819
  Class B                                            1,039          19,374
  Class C                                              686          12,769
  Class R                                              744          13,868
--------------------------------------------------------------------------
                                                   902,227      17,034,160
--------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (90,790)     (1,684,324)
  Class B                                          (13,048)       (243,122)
  Class C                                             --              --
  Class R                                          (13,025)       (241,518)
--------------------------------------------------------------------------
                                                  (116,863)     (2,168,964)
--------------------------------------------------------------------------
Net increase                                       785,364    $ 14,865,196
==========================================================================


3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 9, 2000, as follows:


                                All-American       Intermediate      Limited Term    High Yield
------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                        $.0470            $.0415             $.0400        $.1000
   Class B                         .0405               N/A                N/A         .0880
   Class C                         .0420             .0365              .0370         .0910
   Class R                         .0485             .0430              .0420         .1030
===============================================================================================

N/A-Intermediate and Limited Term are not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended April 30, 2000, were as follows:

                                              All-American    Intermediate    Limited Term      High Yield
----------------------------------------------------------------------------------------------------------
Purchases:

   Investments in municipal securities        $207,301,931    $ 13,354,516    $183,512,852    $ 19,687,009
   Temporary municipal investments              72,220,000       6,050,000      58,830,000       1,000,000
Sales and maturities:
   Investments in municipal securities         234,301,287      14,664,939     240,235,083       4,677,941
   Temporary municipal investments              72,220,000       7,050,000      58,830,000       1,000,000
===========================================================================================================

At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                All-American       Intermediate      Limited Term        High Yield
-------------------------------------------------------------------------------------------------------------------
                                                $361,518,440         $57,314,453     $461,689,189       $14,981,946
===================================================================================================================

At April 30, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                          All-American       Intermediate     Limited Term        High Yield
---------------------------------------------------------------------------------------------
     2003                 $     --           $     --         $  3,801,908       $      --
     2008                  5,472,809             71,322          1,014,670            23,319
---------------------------------------------------------------------------------------------

     Total                $5,472,809        $    71,322       $  4,816,578       $    23,319
=============================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                                             All-American       Intermediate      Limited Term        High Yield
---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                             $   8,465,974       $    615,004     $  3,103,021       $    114,823
   depreciation                                               (17,767,657)        (1,836,711)      (9,401,916)          (399,527)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                  $  (9,301,683)      $ (1,221,707)    $ (6,298,895)      $   (284,704)
=================================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser") a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                                    All-American & Intermediate
Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                       .5000 of 1%
For the next $125 million                                        .4875 of 1
For the next $250 million                                        .4750 of 1
For the next $500 million                                        .4625 of 1
For the next $1 billion                                          .4500 of 1
For net assets over $2 billion                                   .4250 of 1
===============================================================================


                                                                   Limited Term
Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                     .4500 of 1%
For the next $125 million                                      .4375 of 1
For the next $250 million                                      .4250 of 1
For the next $500 million                                      .4125 of 1
For the next $1 billion                                        .4000 of 1
For net assets over $2 billion                                 .3750 of 1
===============================================================================

                                                                     High Yield
Average Daily Net Assets                                         Management Fee

For the first $125 million                                     .6000 of 1%
For the next $125 million                                      .5875 of 1
For the next $250 million                                      .5750 of 1
For the next $500 million                                      .5625 of 1
For the next $1 billion                                        .5500 of 1
For net assets over $2 billion                                 .5250 of 1
===============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                    All-American       Intermediate      Limited Term        High Yield
--------------------------------------------------------------------------------------------------------
Sales charges collected              $   336,687        $    13,895     $     135,664      $     32,118
Paid to authorized dealers               336,687             13,895           135,664            31,059
========================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                All-American      Intermediate      Limited Term    High Yield
------------------------------------------------------------------------------------------------
Commission advances            $   768,190        $   28,377        $   463,418     $  115,221
================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares collected during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2000, the Distributor retained such 12b-1 fees as follows:

                            All-American     Intermediate     Limited Term     High Yield
-------------------------------------------------------------------------------------------
12b-1 fees retained        $   418,242       $   24,616       $   177,355      $  14,561
===========================================================================================


The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2000, as follows:

                            All-American     Intermediate     Limited Term     High Yield
-------------------------------------------------------------------------------------------
CDSC retained              $   218,920       $  13,737        $   151,331       $   686
===========================================================================================

7. Composition of Net Assets

At April 30, 2000, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                 All-American      Intermediate    Limited Term       High Yield
-------------------------------------------------------------------------------------------------------------------
Capital paid-in                                  $ 376,998,601    $  57,274,165    $ 470,781,496    $  14,965,197
Balance of undistributed net investment income           3,945            8,224          705,378           43,230
Accumulated net realized gain (loss) from
  investment transactions                           (9,177,949)        (236,706)      (6,060,622)        (134,825)
Net unrealized appreciation (depreciation) of
   investments                                      (5,596,542)      (1,056,323)      (5,054,851)        (173,199)
-------------------------------------------------------------------------------------------------------------------
Net assets                                       $ 362,228,055    $  55,989,360    $ 460,371,401    $  14,700,403
===================================================================================================================

8. Investment Composition

At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                             All-American    Intermediate     Limited Term    High Yield
--------------------------------------------------------------------------------------------------------
Basic Materials                                       4%          1%               --%            10%
Capital Goods                                        --           3                 2              2
Education and Civic Organizations                    11           8                12              8
Energy                                                2           2                 1             --
Healthcare                                           13          18                18             18
Housing/Multifamily                                   5           3                 9              6
Housing/Single Family                                --           1                 1              2
Long-Term Care                                        6           6                 3             10
Tax Obligation/General                                3          15                 6              1
Tax Obligation/Limited                               11           9                11              1
Transportation                                       10          17                 6             15
U.S. Guaranteed                                      16           6                 7             --
Utilities                                            12           9                23             27
Water and Sewer                                       5           2                 1             --
Other                                                 2          --                --             --
-----------------------------------------------------------------------------------------------------
                                                    100%        100%              100%            100%
=====================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (33% for All-American, 33% for Intermediate, 31% for Limited Term and 5% for High Yield). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                              Financial Highlights

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                           Investment Operations                        Less Distributions
                                           ----------------------                       ------------------
ALL-AMERICAN+                                     Net
                                                  Realized/
                                                  Unrealized
                   Beginning     Net              Invest-                     Net                                Ending
                   Net           Invest-          ment                        Invest-                            Net
Year Ended         Asset         ment             Gain                        ment         Capital               Asset     Total
April 30,          Value         Income           (Loss)           Total      Income       Gains      Total      Value     Return(a)
----------------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
2000               $11.43          $.56          $(1.08)           $(.52)     $(.56)       $ (.02)    $(.58)     $10.33     (4.48)%
1999                11.32           .57             .12              .69       (.57)         (.01)     (.58)      11.43      6.23
1998                10.90           .60             .51             1.11       (.60)         (.09)     (.69)      11.32     10.32
1997 (d)            10.67           .55             .29              .84       (.55)         (.06)     (.61)      10.90      8.02
1996 (e)            10.79           .61            (.12)             .49       (.61)           --      (.61)      10.67      4.64
1995 (e)            10.61           .63             .18              .81       (.63)           --      (.63)      10.79      8.01

Class B (2/97)
2000                11.44           .49           (1.09)            (.60)      (.48)         (.02)     (.50)      10.34     (5.21)
1999                11.33           .49             .12              .61       (.49)         (.01)     (.50)      11.44      5.46
1998                10.91           .51             .51             1.02       (.51)         (.09)     (.60)      11.33      9.51
1997 (f)            10.98           .12            (.06)             .06       (.13)           --      (.13)      10.91       .54

Class C (6/93)
2000                11.42           .51           (1.09)            (.58)      (.50)         (.02)     (.52)      10.32     (5.02)
1999                11.31           .51             .12              .63       (.51)         (.01)     (.52)      11.42      5.69
1998                10.89           .53             .52             1.05       (.54)         (.09)     (.63)      11.31      9.75
1997 (d)            10.66           .50             .29              .79       (.50)         (.06)     (.56)      10.89      7.48
1996 (e)            10.78           .55            (.12)             .43       (.55)           --      (.55)      10.66      4.07
1995 (e)            10.60           .57             .18              .75       (.57)           --      (.57)      10.78      7.42

Class R (2/97)
2000                11.44           .59           (1.08)            (.49)      (.59)         (.02)     (.61)      10.34     (4.29)
1999                11.32           .60             .13              .73       (.60)         (.01)     (.61)      11.44      6.54
1998                10.91           .61             .51             1.12       (.62)         (.09)     (.71)      11.32     10.45
1997 (f)            10.99           .15            (.07)             .08       (.16)           --      (.16)      10.91       .69
----------------------------------------------------------------------------------------------------------------------------------

                                                                          Ratios/Supplemental Data
                      ------------------------------------------------------------------------------------------------------------
                                       Before Credit/                      After                    After Credit/
                                       Reimbursement                Reimbursement (b)             Reimbursement (c)
                                   --------------------------     ------------------------     -----------------------
                                                   Ratio                          Ratio                        Ratio
                                                   of Net                         of Net                       of Net
                                                   Invest-                        Invest-                      Invest-
                                   Ratio of        ment           Ratio of        ment          Ratio of       ment
                                   Expenses        Income         Expenses        Income        Expenses       Income
                      Ending       to              to             to              to            to             to
                      Net          Average         Average        Average         Average       Average        Average    Portfolio
 Year Ended           Asset        Net             Net            Net             Net           Net            Net        Turnover
 April 30,            (000)        Assets          Assets         Assets          Assets        Assets         Assets     Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
     2000           $259,004         .84%          5.28%         .84%            5.28%           .83%          5.29%        53%
     1999            312,238         .81           4.97          .80             4.98            .80           4.98         10
     1998            236,691         .81           5.27          .81             5.27            .81           5.27         20
     1997 (d)        216,575         .98*          5.43*         .87*            5.54*           .87*          5.54*        39
     1996 (e)        207,992        1.02           5.41          .83             5.60            .83           5.60         79
     1995 (e)        185,495        1.06           5.72          .76             6.02            .76           6.02         71

Class B (2/97)
     2000             32,536        1.59           4.54         1.59             4.54           1.58           4.55         53
     1999             31,804        1.55           4.22         1.54             4.23           1.54           4.23         10
     1998              8,706        1.56           4.47         1.56             4.47           1.56           4.47         20
     1997 (f)            711        1.55*          4.83*        1.55*            4.83*          1.55*          4.83*        39

Class C (6/93)
     2000             67,577        1.39           4.73         1.39             4.73           1.38           4.74         53
     1999             80,036        1.36           4.42         1.35             4.43           1.35           4.43         10
     1998             62,336        1.36           4.72         1.36             4.72           1.36           4.72         20
     1997 (d)         54,850        1.53*          4.88*        1.42*            4.99*          1.42*          4.99*        39
     1996 (e)         47,314        1.57           4.85         1.37             5.05           1.37           5.05         79
     1995 (e)         45,242        1.61           5.17         1.31             5.47           1.31           5.47         71

Class R (2/97)
     2000              3,111         .64           5.50          .64             5.50            .63           5.51         53
     1999              2,737         .62           5.16          .61             5.17            .61           5.17         10
     1998              4,510         .61           5.42          .61             5.42            .61           5.42         20
     1997 (f)            183         .61*          5.95*         .61*            5.95*           .61*          5.95*        39
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f)  From commencement of class operations as noted through April 30.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                             Investment Operations                  Less Distributions
                                             ---------------------                  ------------------
INTERMEDIATE+                                       Net
                                                    Realized/
                                                    Unrealized
                       Beginning     Net            Invest-                   Net                               Ending
                       Net           Invest-        ment                      Invest-                           Net
Year Ended             Asset         ment           Gain                      ment         Capital              Asset      Total
April 30,              Value         Income         (Loss)         Total      Income       Gains      Total     Value      Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000              $11.00         $.50          $(.74)        $  (.24)    $(.50)       $(.15)     $(.65)    $10.11     (2.17)%
     1999               10.88          .49            .17             .66      (.50)        (.04)      (.54)     11.00      6.14
     1998               10.47          .52            .41             .93      (.52)          --       (.52)     10.88      8.97
     1997 (d)           10.27          .47            .20             .67      (.47)          --       (.47)     10.47      6.64
     1996 (e)           10.29          .51           (.02)            .49      (.51)          --       (.51)     10.27      4.84
     1995 (e)           10.16          .51            .13             .64      (.51)          --       (.51)     10.29      6.63

Class C (12/95)
     2000               11.02          .44           (.74)           (.30)     (.44)        (.15)      (.59)     10.13     (2.72)
     1999               10.89          .43            .18             .61      (.44)        (.04)      (.48)     11.02      5.66
     1998               10.47          .46            .42             .88      (.46)          --       (.46)     10.89      8.47
     1997 (d)           10.28          .44            .17             .61      (.42)          --       (.42)     10.47      6.00
     1996 (g)           10.57          .23           (.30)           (.07)     (.22)          --       (.22)     10.28     (1.78)*

Class R (2/97)
     2000               10.99          .52           (.73)           (.21)     (.52)        (.15)      (.67)     10.11     (1.91)
     1999               10.86          .52            .16             .68      (.51)        (.04)      (.55)     10.99      6.42
     1998               10.45          .54            .41             .95      (.54)          --       (.54)     10.86      9.17
     1997 (f)           10.60          .13           (.15)           (.02)     (.13)          --       (.13)     10.45      (.15)
====================================================================================================================================

                                                                Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                       Before Credit/                      After                    After Credit/
                                        Reimbursement                Reimbursement (b)            Reimbursement (c)
                                   -----------------------        -----------------------       ----------------------
                                                   Ratio                          Ratio                        Ratio
                                                   of Net                         of Net                       of Net
                                                   Invest-                        Invest-                      Invest-
                                   Ratio of        ment           Ratio of        ment          Ratio of       ment
                                   Expenses        Income         Expenses        Income        Expenses       Income
                      Ending       to              to             to              to            to             to
                      Net          Average         Average        Average         Average       Average        Average     Portfolio
Year Ended            Asset        Net             Net            Net             Net           Net            Net         Turnover
April 30,             (000)        Assets          Assets         Assets          Assets        Assets         Assets      Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000           $44,675        1.07%           4.47%          .76%             4.78%          .74%          4.79%          22%
     1999            51,773         .98            4.32           .84              4.46           .84           4.46           23
     1998            42,339        1.03            4.52           .79              4.76           .79           4.76           20
     1997 (d)        40,906        1.18*           4.46*          .68*             4.96*          .68*          4.96*          26
     1996 (e)        46,742        1.17            4.31           .62              4.86           .62           4.86           81
     1995 (e)        42,069        1.24            4.45           .54              5.15           .54           5.15          102

Class C (12/95)
     2000            10,586        1.63            3.92          1.30              4.24          1.29           4.26           22
     1999             9,855        1.51            3.76          1.36              3.91          1.36           3.91           23
     1998             3,533        1.58            3.96          1.34              4.20          1.34           4.20           20
     1997 (d)         2,540        1.71*           3.90*         1.23*             4.38*         1.23*          4.38*          26
     1996 (g)         1,187        1.73*           3.68*         1.13*             4.28*         1.13*          4.28*          81

Class R (2/97)
     2000               728         .87            4.67           .56              4.99           .54           5.00           22

     1999               707         .78            4.52           .64              4.66           .64           4.66           23
     1998               602         .83            4.71           .59              4.95           .59           4.95           20
     1997 (f)           469         .82*           4.98*          .40*             5.40*          .40*          5.40*          26
====================================================================================================================================

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Intermediate.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f)  From commencement of class operations as noted through April 30.
(g)  From commencement of class operations as noted through May 31.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                             Investment Operations                   Less Distributions
                                     ------------------------------------         ------------------------
LIMITED TERM+                                       Net
                                                    Realized/
                                                    Unrealized
                      Beginning      Net            Invest-                   Net                               Ending
                      Net            Invest-        ment                      Invest-                           Net
Year Ended            Asset          ment           Gain                      ment         Capital              Asset      Total
April 30,             Value          Income         (Loss)         Total      Income       Gains      Total     Value      Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
     2000           $ 10.89          $  .49         $(.55)        $  (.06)    $(.48)        $ --      $ (.48)    $ 10.35    (.57)%
     1999             10.80             .49           .10             .59      (.50)          --        (.50)      10.89    5.57
     1998             10.61             .51           .19             .70      (.51)          --        (.51)      10.80    6.67
     1997 (d)         10.57             .46           .04             .50      (.46)          --        (.46)      10.61    4.78
     1996 (e)         10.65             .51          (.09)            .42      (.50)          --        (.50)      10.57    4.03
     1995 (e)         10.60             .51           .04             .55      (.50)          --        (.50)      10.65    5.41

Class C (12/95)
     2000             10.87             .45          (.54)           (.09)     (.44)          --        (.44)      10.34    (.82)
     1999             10.79             .45           .10             .55      (.47)          --        (.47)      10.87    5.13
     1998             10.60             .47           .19             .66      (.47)          --        (.47)      10.79    6.33
     1997 (d)         10.56             .44           .03             .47      (.43)          --        (.43)      10.60    4.49
     1996 (g)         10.76             .22          (.19)            .03      (.23)          --        (.23)      10.56     .46*

Class R (2/97)
     2000             10.87             .51          (.55)           (.04)     (.50)          --        (.50)      10.33    (.35)
     1999             10.78             .51           .11             .62      (.53)          --        (.53)      10.87    5.81
     1998             10.59             .53           .19             .72      (.53)          --        (.53)      10.78    6.87
     1997 (f)         10.73             .12          (.13)           (.01)     (.13)          --        (.13)      10.59    (.09)
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                      Before Credit/                      After                    After Credit/
                                      Reimbursement                Reimbursement (b)             Reimbursement (c)
                                  ------------------------       -----------------------       -----------------------
                                                  Ratio                          Ratio                        Ratio
                                                  of Net                         of Net                       of Net
                                                  Invest-                        Invest-                      Invest-
                                  Ratio of        ment           Ratio of        ment          Ratio of       ment
                                  Expenses        Income         Expenses        Income        Expenses       Income
                     Ending       to              to             to              to            to             to
                     Net          Average         Average        Average         Average       Average        Average      Portfolio
Year Ended           Asset        Net             Net            Net             Net           Net            Net          Turnover
April 30,            (000)        Assets          Assets         Assets          Assets        Assets         Assets       Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
     2000          $ 382,808        .73%          4.63%           .73%           4.63%           .73%            4.63%       37%
     1999            456,171        .77           4.45            .77            4.45            .77             4.45        16
     1998            438,134        .77           4.70            .77            4.70            .77             4.70        30
     1997 (d)        425,401        .82*          4.74*           .80*           4.76*           .80*            4.76*       29
     1996 (e)        489,157        .84           4.72            .79            4.77            .79             4.77        39
     1995 (e)        569,196        .82           4.80            .74            4.88            .74             4.88        20

Class C (12/95)
     2000             77,228       1.08           4.28           1.08            4.28           1.08             4.28        37
     1999             88,044       1.12           4.09           1.12            4.09           1.12             4.09        16
     1998             33,952       1.12           4.35           1.12            4.35           1.12             4.35        30
     1997 (d)         23,551       1.12*          4.43*          1.11*           4.44*          1.11*            4.44*       29
     1996 (g)         15,415       1.43*          3.93*          1.19*           4.17*          1.19*            4.17*       39


Class R (2/97)
     2000                335        .53           4.81            .53            4.81            .53             4.81        37
     1999              1,173        .57           4.64            .57            4.64            .57             4.64        16
     1998                701        .59           4.86            .59            4.86            .59             4.86        30
     1997 (f)             40        .55*          5.07*           .55*           5.07*           .55*            5.07*       29
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b)  After expense reimbursement from the Investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f) From commencement of class operations as noted through April 30. (g) From commencement of class operations as noted through May 31.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                        Investment Operations                Less Distributions
                        ---------------------                ------------------

HIGH YIELD                                             Net
                                                 Realized/
                                               Unrealized
                        Beginning        Net       Invest-                  Net                          Ending
                              Net    Invest-          ment              Invest-                             Net
Year Ended                  Asset       ment          Gain                 ment  Capital                  Asset
April 30,                   Value     Income         (Loss)      Total   Income    Gains      Total       Value
----------------------------------------------------------------------------------------------------------------
Class A (6/99)
    2000 (d)               $20.00     $1.06        $(1.61)      $(.55)   $(.85)     $ --      $(.85)      $18.60

Class B (6/99)
    2000 (d)                20.00       .93         (1.61)       (.68)    (.74)       --       (.74)       18.58

Class C (6/99)
    2000 (d)                20.00       .96         (1.60)       (.64)    (.77)       --       (.77)       18.59

Class R (6/99)
    2000 (d)                20.00      1.05         (1.56)       (.51)    (.88)       --       (.88)       18.61
================================================================================================================

                                                                        Ratio/Supplemental Data
                                   -------------------------------------------------------------------------------------------------
                                                  Before Credit/                After                 After Credit/
                                                  Reimbursement            Reimbursement (b)        Reimbursement (c)
                                             -----------------------     ---------------------     -------------------
                                                              Ratio                      Ratio                   Ratio
                                                             of Net                     of Net                  of Net
                                                            Invest-                    Invest-                 Invest-
                                              Ratio of         ment      Ratio of         ment     Ratio of       ment
                                              Expenses       Income      Expenses       Income     Expenses     Income
                                   Ending           to           to            to           to           to         to
                                      Net      Average      Average       Average      Average      Average    Average    Portfolio
                       Total       Assets          Net          Net           Net          Net          Net        Net     Turnover
                  Return (a)        (000)       Assets       Assets        Assets       Assets       Assets     Assets         Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
      2000 (d)         (2.69)%     $5,291       2.03%*       4.95%*         .93%*        6.05%*       .72%*      6.26%*        56%

Class B (6/99)
      2000 (d)         (3.36)       2,465       2.82*        4.10*         1.68*         5.25*       1.46*       5.47*         56

Class C (6/99)
      2000 (d)         (3.16)       1,694       2.66*        4.27*         1.48*         5.46*       1.26*       5.67*         56

Class R (6/99)
      2000 (d)         (2.50)       5,249       2.19*        4.49*          .74*         5.94*        .53*       6.16*         56
====================================================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement from the investment adviser, where applicable.

(d) For the period June 7, 1999 (commencement of operations) through April 30, 2000.

      Report of Independent Public Accountants

      To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:

      We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, Nuveen Flagship Limited Term Municipal Bond Fund and Nuveen High Yield Municipal Bond Fund (collectively, the "Funds") (four of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business Trust)), as of April 30, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended April 30, 1997 and prior were audited by other auditors whose report dated June 13, 1997, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, Nuveen Flagship Limited Term Municipal Bond Fund and Nuveen High Yield Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

      ARTHUR ANDERSEN LLP

      Chicago, Illinois
      June 20, 2000

      Building a Better Portfolio
      Can Make You a Successful Investor

      Nuveen Family
      of Mutual Funds

      Nuveen offers a variety of funds designed to help you reach your financial goals.

      Growth

      International Growth Fund
      Innovation Fund
      Nuveen Rittenhouse Growth Fund

      Growth and Income

      European Value Fund
      Growth and Income Stock Fund
      Balanced Stock and Bond Fund
      Balanced Municipal and Stock Fund
      Dividend and Growth Fund

      Income

      Income Fund
      Floating Rate Fund(1)

      Tax-Free Income

      National Funds

      High Yield
      Long-Term
      Insured Long Term
      Intermediate-Term
      Limited-Term

      State Funds

      Arizona
      California(2)
      Colorado
      Connecticut
      Florida
      Georgia
      Kansas
      Kentucky
      Louisiana
      Maryland
      Massachusetts(2)
      Michigan
      Missouri
      New Jersey
      New
      Mexico
      New York(2)
      North Carolina
      Ohio
      Pennsylvania
      Tennessee
      Virginia
      Wisconsin

      Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial advisor a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

      Mutual Funds

      Nuveen offers a family of equity, balanced and municipal bond funds featuring experienced investment managers including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. Nuveen's managers give you all the advantages of a family of funds plus the benefits of specialized investment expertise.

      Private Asset Management

      Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

      Defined Portfolios

      Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

      Exchange-Traded Funds

      Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

      MuniPreferred(R)

      Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

      1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

      2.  Long-term and insured long-term portfolios.

             Serving
      Investors

             For Generations

      A 100-Year Tradition of Quality Investments

      [Photo of John Nuveen Sr, appears here]
      John Nuveen, Sr.

      Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

      Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

      Call Your Financial Advisor Today

      To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

      Nuveen Investments
      John Nuveen & Co. Incorporated
      333 West Wacker Drive
      Chicago, Illinois 60606-1286
      www.nuveen.com

                           PART C: OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

        (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

        (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

        (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

               (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

               (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

        (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

        (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS


    1(a).         Declaration of Trust of the Registrant.(1)

    1(b). Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 1, 1999.(2)

    1(c). Certificate for the Establishment and Designation of Classes dated July 10, 1996.(1)

    1(d).         Incumbency Certificate.(3)

    2(a).         Bylaws of Registrant.(1)

    2(b).         Amendment to By-Laws dated October 29, 1998. (A)

       3.         Not applicable.

       4. Form of Agreement and Plan of Reorganization for Nuveen Flagship Intermediate Municipal Bond Fund into Nuveen Municipal Bond Fund.+

       5.         Specimen certificates of Shares.(1)

    6(a). Investment Management Agreement between Registrant and Nuveen Advisory Corp.(3)

    6(b).       Renewal of Investment Management Agreement dated May 2, 1999.(4)

    7(a). Distribution Agreement between Registrant and John Nuveen & Co. Incorporated.(3)

    7(b).       Renewal of Distribution Agreement dated July 30, 1999.(4)

       8.       Not applicable.

    9(a).       Custodian Agreement between Registrant and Chase Manhattan
                Bank.(3)

    9(b). Transfer Agency and Service Agreement between Registrant and Chase Global Funds Services Company.(4)

   10(a). Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for Class A Shares, Class B Shares and Class C Shares of each Fund.(4)

   10(b).       Multi-Class Plan Adopted Pursuant to Rule 18f-3.(1)

   11(a).       Opinion of Morgan, Lewis & Bockius LLP.++

   11(b).       Opinion of Bingham Dana LLP. ++

      12. Form of Tax Opinion of Morgan, Lewis & Bockius LLP relating to the Reorganization.+

      13.       Not Applicable.

      14.       Consent of Arthur Andersen LLP, Independent Public
                Accountants.++

      15.       Not applicable.

      16.       Powers of Attorney.++

      17.       Form of proxy cards.++


--------------------

+ Filed herewith as Appendix A to the Reorganization Statement of Additional Information contained herein.

++ Filed herewith.

(1) Incorporated herein by reference to the initial Registrant's Registration Statement on Form N-1A, File Number 333-14725.

(2) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File Number 333-14725, filed on March 22, 1999.

(3) Incorporated herein by reference to Post-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Number 333-14725, filed on August 21, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 333-14725, filed on August 27, 1999.

ITEM 17.  UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this city of Chicago and state of Illinois, on the 28th day of July 2000.


                                       NUVEEN FLAGSHIP MUNICIPAL TRUST

                                       By: /s/ Gifford R. Zimmerman
                                          --------------------------------------
                                          Gifford R. Zimmerman, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated, on July 28, 2000.


SIGNATURE                                         TITLE
---------                                         -----
Principal Financial Accounting Officer:
      /s/ Stephen D. Foy
-----------------------------------------
          Stephen D. Foy                          Vice President and Controller

Trustees:

Principal Executive Officer:
                   *                              Chairman, President and
-----------------------------------------         Trustee
          Timothy R. Schwertfeger

                   *                              Trustee
-----------------------------------------
          Robert P. Bremner

                   *                              Trustee
-----------------------------------------
          Lawrence H. Brown

                   *                              Trustee
-----------------------------------------
          Anne E. Impellizzeri

                   *                              Trustee
-----------------------------------------
          Peter R. Sawers

                   *                              Trustee
-----------------------------------------
          William J. Schneider

                   *                              Trustee
-----------------------------------------
          Judith M. Stockdale

                                           *By:  /s/ Gifford R. Zimmerman
                                                --------------------------------
                                                      Gifford R. Zimmerman
                                                      Attorney-in-Fact

An original power of attorney authorizing among others, Alan G. Berkshire and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the officers and trustees of registrant on whose behalf this registration statement is filed herewith.

                                 EXHIBIT INDEX



     1(a).        Declaration of Trust of the Registrant.(1)

     1(b). Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 1, 1999.(2)

     1(c). Certificate for the Establishment and Designation of Classes dated July 10, 1996.(1)

     1(d).        Incumbency Certificate.(3)

     2(a).        Bylaws of Registrant.(1)

     2(b).        Amendment to By-Laws dated October 29, 1998.(4)

        3.         Not applicable.

        4. Form of Agreement and Plan of Reorganization for Nuveen Flagship Intermediate Municipal Bond Fund into Nuveen Municipal Bond Fund.+

        5.        Specimen certificates of Shares.(1)

     6(a). Investment Management Agreement between Registrant and Nuveen Advisory Corp.(3)

     6(b).        Renewal of Investment Management Agreement dated May 2,
                  1999.(4)

     7(a). Distribution Agreement between Registrant and John Nuveen & Co. Incorporated.(3)

     7(b).        Renewal of Distribution Agreement dated July 30, 1999.(4)

        8.        Not applicable.

     9(a).        Custodian Agreement between Registrant and Chase Manhattan
                  Bank.(3)

     9(b). Transfer Agency and Service Agreement between Registrant and Chase Global Funds Services Company.(4)

    10(a). Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for Class A Shares, Class B Shares and Class C Shares of each Fund.(4)

    10(b).        Multi-Class Plan Adopted Pursuant to Rule 18f-3.(1)

    11(a).        Opinion of Morgan, Lewis, & Bockius LLP.++

    11(b).        Opinion of Bingham Dana LLP. ++

       12. Form of Tax Opinion of Morgan, Lewis & Bockius LLP relating to the Reorganization.+

       13.        Not Applicable.

       14.        Consent of Arthur Andersen LLP, Independent Public
                  Accountants.++

       15.        Not applicable.

       16.        Powers of Attorney.++

       17.        Form of proxy cards.++

--------------------

+ Filed herewith as Appendix A to the Reorganization Statement of Additional Information contained herein.

++ Filed herewith.

(1) Incorporated herein by reference to the initial Registrant's Registration Statement on Form N-1A, File Number 333-14725.

(2) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File Number 333-14725, filed on March 22, 1999.

(3) Incorporated herein by reference to Post-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Number 333-14725, filed on August 21, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No.6 to Registrant's Registration Statement on Form N-1A, File Number 333-14725, filed on August 27, 1999.